                                                           File Numbers 33-85496
                                                                        811-8830

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment Number

                  Post-Effective Amendment Number 20          X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment Number 11             X

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
             (formerly The Minnesota Mutual Life Insurance Company)
                               (Name of Depositor)

                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                              Dwayne C. Radel, Esq.
                    Senior Vice President and General Counsel
                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Stephen E. Roth, Esq.
                        Sutherland, Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                          Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

         immediately upon filing pursuant to paragraph (b) of Rule 485
     ---

      X  on May 1, 2009 pursuant to paragraph (b) of Rule 485
     ---

         60 days after filing pursuant to paragraph (a)(1) of Rule 485
     ---

         on (date) pursuant to paragraph (a)(1) of Rule 485
     ---

If appropriate, check the following:

         this post-effective amendment designates a new effective date for a
     ---
          previously filed post-effective amendment.

Title of Securities Being Registered: Group Variable Universal Life Insurance Contracts and Certificates.

PART A: INFORMATION REQUIRED IN A PROSPECTUS

Item Number     Caption in Prospectus
     1.         Front and Back Cover Pages

     2.         Benefit Summary: Benefits and Risks

     3.         Risk/Benefit Summary: Fee Table

     4.         General Description of Minnesota Life Variable Universal Life
                Account, Minnesota Life Insurance Company, Advantus Series Fund,
                Inc., Fidelity(R) Variable Insurance Products Funds, Janus Aspen
                Series, Ivy Funds Variable Insurance Portfolios, Inc., Lord Abbett
                Series Fund, Inc., Van Eck Worldwide Insurance Trust and BlackRock
                Variable Series Funds, Inc.

     5.         Charges

     6.         General Description of Contracts

     7.         Premiums

     8.         Death Benefits and Contract Values

     9.         Surrenders, Partial Surrenders, and Partial Withdrawals

    10.         Loans

    11.         Lapse and Reinstatement

    12.         Taxes

    13.         Legal Proceedings

    14.         Financial Statements

Prospectus

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT

                                                MINNESOTA LIFE INSURANCE COMPANY

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner, as well as certificates issued under a group contract.

Subject to the limitations in this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with your investment in the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.


The separate account, through its sub-accounts, invests its assets in shares or Advantus Series Fund, Inc. (the "Series Fund"), Fidelity(R) Variable Insurance Products Funds ("Fidelity(R) VIP" or "VIP"), Ivy Funds Variable Insurance Portfolios, Inc. ("Ivy Funds VIP") and Janus Aspen Series (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and certain qualified plans and have 20 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

ADVANTUS SERIES FUND, INC.


-    Bond Portfolio--Class 2 Shares

-    Index 400 Mid-Cap Portfolio--Class 2 Shares

-    Index 500 Portfolio--Class 2 Shares

-    International Bond Portfolio--Class 2 Shares

-    Money Market Portfolio

-    Mortgage Securities Portfolio--Class 2 Shares

-    Real Estate Securities Portfolio--Class 2 Shares


FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS


-    VIP Contrafund(R) Portfolio: Initial Class Shares

-    VIP Equity-Income Portfolio: Initial Class Shares

-    VIP High Income Portfolio: Initial Class Shares


IVY FUNDS VARIABLE INSURANCE PORTFOLIOS, INC.
(FORMERLY KNOWN AS W&R TARGET FUNDS, INC.)

-    Ivy Funds VIP Balanced

-    Ivy Funds VIP Core Equity

-    Ivy Funds VIP Growth

-    Ivy Funds VIP International Value

-    Ivy Funds VIP Micro Cap Growth

-    Ivy Funds VIP Small Cap Growth

-    Ivy Funds VIP Small Cap Value

-    Ivy Funds VIP Value


JANUS ASPEN SERIES

-    Janus Aspen Series Forty Portfolio--Service Shares


- Janus Aspen Series Overseas Portfolio--Service Shares (formerly known as International Growth Portfolio)


PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:

   are not guaranteed to achieve their goals;
   are not federally insured;
   are not endorsed by any bank or government agency; and are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


The date of this prospectus and the statement of additional information is May 1, 2009.


Minnesota Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101-2098                             [MINNESOTA LIFE LOGO]

TABLE OF CONTENTS

                                                                                  PAGE
Questions and Answers about the Variable Group Universal Life Insurance Contract    2
   Summary of Benefits and Risks                                                    2
   Risks of Owning a Variable Universal Life Insurance Certificate                  2
   Fee Tables                                                                       7
General Descriptions                                                               10
   Minnesota Life Insurance Company                                                10
   Minnesota Life Variable Universal Life Account                                  10
   Additions, Deletions or Substitutions                                           13
   Voting Rights                                                                   13
   The Guaranteed Account                                                          14
   Summary Information                                                             14
      Guaranteed Account Value                                                     15
Charges                                                                            15
   Premium Expense Charges                                                         15
      Sales Charge                                                                 15
      Premium Tax Charge                                                           16
      OBRA Expense Charge                                                          16
   Account Value Charges                                                           16
      Monthly Deduction                                                            16
      Partial Surrender Charge                                                     17
      Transfer Charge                                                              17
      Additional Benefits Charges                                                  18
   Separate Account Charges                                                        18
   Fund Charges                                                                    18
   Guarantee of Certain Charges                                                    18
Information about the Group Policy and Certificates                                18
   Applications and Issuance                                                       18
   Dollar Cost Averaging                                                           19
   Free Look                                                                       19
   Continuation of Group Coverage                                                  20
   Conversion Right to an Individual Policy                                        20
   General Provisions of the Group Contract                                        20
      Issuance                                                                     20
      Termination                                                                  20
      Right to Examine Group Contract                                              21
      Entire Group Contract                                                        21
      Ownership of Group Contract and Group Contract Changes                       21
Certificate Premiums                                                               21
   Premium Limitations                                                             22
   Allocation of Net Premiums and Account Value                                    22
Death Benefit and Account Values                                                   23
   Option A -- Level Death Benefit                                                 23
   Option B -- Increasing Death Benefit                                            23
   Change in Face Amount                                                           23
      Increases                                                                    23
      Decreases                                                                    24
   Payment of Death Benefit Proceeds                                               24
   Account Values                                                                  24
      Determination of the Guaranteed Account Value                                25
      Determination of the Separate Account Value                                  25
      Unit Value                                                                   25
      Net Investment Factor                                                        26
      Daily Values                                                                 26

                                                                                  PAGE
Surrenders, Partial Surrenders and Transfers                                       26
   Transfers                                                                       27
      Market Timing                                                                27
      Guaranteed Account Transfer Restrictions                                     28
      Other Transfer Information                                                   29
Loans                                                                              30
   Loan Interest                                                                   30
   Loan Repayments                                                                 31
Lapse and Reinstatement                                                            31
   Lapse                                                                           31
   Reinstatement                                                                   32
   Additional Benefits                                                             32
      Accelerated Benefits Rider                                                   32
      Waiver of Premium Rider                                                      32
      Accidental Death and Dismemberment Rider                                     32
      Child Rider                                                                  32
      Spouse Rider                                                                 32
      Policyholder Contribution Rider                                              32
   General Matters Relating to the Certificate                                     33
      Postponement of Payments                                                     33
      The Certificate                                                              33
      Control of Certificate                                                       33
      Maturity                                                                     34
      Beneficiary                                                                  34
      Change of Beneficiary                                                        34
      Settlement Options                                                           34
Federal Tax Status                                                                 35
   Introduction                                                                    35
   Taxation of Minnesota Life and the Variable Universal Life Account              35
   Tax Status of Certificates                                                      36
   Diversification of Investments                                                  36
   Owner Control                                                                   36
   Tax Treatment of Policy Benefits                                                37
   Modified Endowment Contracts                                                    37
   Multiple Policies                                                               38
   Withholding                                                                     39
   Continuation of Policy Beyond Age 100                                           39
   Business Uses of Policy                                                         39
   Other Taxes                                                                     39
   Employer-owned Life Insurance Contracts                                         39
   Life Insurance Purchases by Residents of Puerto Rico                            39
   Life Insurance Purchases by Nonresident Aliens and Foreign Corporations         40
   Non-Individual Owners and Business Beneficiaries of Policies                    40
   Split-Dollar Arrangements                                                       40
   Alternative Minimum Tax                                                         40
      Estate, Gift and Generation-Skipping Transfer Taxes                          40
      Economic Growth and Tax Relief Reconciliation Act of 2001                    41
Distribution of Certificates                                                       41
   Payments Made by Underlying Mutual Funds                                        42
Other Matters                                                                      43
   Legal Proceedings                                                               43
   Registration Statement                                                          43
   Financial Statements                                                            43
Statement of Additional Information                                                44

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS

     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.

     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death benefit coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.

     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the certificate.

     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values. Because of this it is unsuitable as a short-term investment vehicle.

     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made. You may reinstate a lapsed certificate, subject to certain conditions.

     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.

     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?

     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).

     A universal life insurance certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.

     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.

     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.

     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?

     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account and is composed of variable investment options or sub-accounts. The separate account keeps its assets separate from the other assets of Minnesota Life. Each sub-account invests in a corresponding Portfolio of a Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds.

     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?

     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, the certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?

     The separate account currently invests in each of the 20 Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below.


     Series Fund Portfolios include (except for Money Market, all are Class 2 Shares):

          Bond Portfolio

          Index 400 Mid-Cap Portfolio

          Index 500 Portfolio

          International Bond Portfolio

          Money Market Portfolio

          Mortgage Securities Portfolio

          Real Estate Securities Portfolio

     Fidelity(R) VIP Portfolios include (all are Initial Class Shares):

          Fidelity(R) VIP Contrafund(R) Portfolio

          Fidelity(R) VIP Equity-Income Portfolio

          Fidelity(R) VIP High Income Portfolio

     Ivy Funds VIP Portfolios include:

          Ivy Funds VIP Balanced

          Ivy Funds VIP Core Equity

          Ivy Funds VIP Growth

          Ivy Funds VIP International Value

          Ivy Funds VIP Micro Cap Growth

          Ivy Funds VIP Small Cap Growth

          Ivy Funds VIP Small Cap Value

          Ivy Funds VIP Value

     Janus Aspen Series Portfolios include (all are Service Shares):

          Janus Aspen Series Forty Portfolio

          Janus Aspen Series Overseas Portfolio

     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. We reserve the right to add, combine or remove eligible Funds and Portfolios.


HOW CAN NET PREMIUMS BE ALLOCATED?

     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?

     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     Only the group sponsor may choose one of the two death benefit options under a group-sponsored program. The death benefit option so chosen shall be the same for all participants under the program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.

     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?

     Although guidance is limited, we believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.

     Unless a certificate is classified as a "modified endowment contract," distributions, including partial and complete surrenders and experience credits paid in cash, will not be taxed except to the extent that they exceed the owner's "investment in the contract" (i.e., gross premiums paid under the certificate reduced by any previously received amounts that were excludable from income), and loans will generally not be treated as taxable distributions. For federal income tax purposes, certificates classified as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits paid in cash, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:

..    is made on or after the owner attains age 59 1/2,

..    is attributable to the owner becoming disabled, or

..    is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.

     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.

     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?

     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:

..    to provide retirement income,

..    as collateral for a loan,

..    to continue some amount of insurance protection without payment of premiums, or

..    to obtain cash by surrendering the certificate in full or in part.

     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" sections of this prospectus.

     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".) Partial surrenders may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?

     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.

FEE TABLES

     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the certificate. The first table describes the fees and expenses that are payable at the time that the owner buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

CHARGE                              WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
-------------------------------   ---------------------------   -------------------------
Maximum Sales Charge Imposed on
   Premiums                       From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge        From Each Premium Payment*    4 percent of Premium+
Maximum OBRA Expense Charge**     From Each Premium Payment*    1.25 percent of Premium++
Maximum Deferred Sales Charge     None                          N/A
Maximum Partial Surrender Fee     From Each Partial Surrender   Lesser of $25 or 2
                                                                percent of the amount
                                                                withdrawn
Maximum Transfer Fee              Upon Each Transfer+++         $10+++

----------
* The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

** The OBRA expense charge is to reimburse the Company for extra costs associated with a recent federal law that increases corporate tax owed by certain insurance companies. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.

+ The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued, but will not exceed the fee stated in the table.

++ For a certificate considered to be an individual certificate under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of each premium payment for group-sponsored programs implemented prior to April 1, 2000 or 0.35 percent of each premium payment for group-sponsored programs implemented on or after April 1, 2000.

+++ There is currently no fee assessed for transfers. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


CHARGE                                     WHEN CHARGE IS DEDUCTED               AMOUNT DEDUCTED
-----------------------------------   --------------------------------   -------------------------------
COST OF INSURANCE CHARGE(1)(6)
   MAXIMUM & MINIMUM
   CHARGE(7)                          On the Certificate Date and Each   Maximum: $41.36 Per Month Per
                                      Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk

                                                                         Minimum: $0.03 Per Month Per
                                                                         $1,000 of Net Amount at Risk

   MAXIMUM & MINIMUM CHARGE
   FOR CERTIFICATES ISSUED PRIOR TO
   JANUARY 1, 2009 AND ALL FACE
   AMOUNT INCREASES ON SUCH
   CERTIFICATES                       On the Certificate Date and        Maximum: $32.01 Per Month Per
                                      Each Subsequent Monthly            $1,000 of Net Amount at Risk
                                      Anniversary
                                                                         Minimum: $0.03 Per Month Per
                                                                         $1,000 of Net Amount at Risk

   CHARGE FOR A 45 YEAR OLD
   NON-SMOKING
   CERTIFICATEHOLDER(8)               On the Certificate Date and Each   $0.11 Per Month Per $1,000
                                      Subsequent Monthly Anniversary     of Net Amount at Risk

MORTALITY AND EXPENSE RISK
   CHARGE(2)                          Each Valuation Date                Maximum: 0.50 percent of
                                                                         average daily assets of the
                                                                         separate account per year

MONTHLY ADMINISTRATION
   CHARGE(3)                          On the Certificate Date and Each   Maximum: $4 Per Month
                                      Subsequent Monthly Anniversary

LOAN INTEREST SPREAD(4)               Each Monthly Anniversary           2 percent of Policy Loan Per
                                                                         Year

ACCIDENTAL DEATH AND
   DISMEMBERMENT CHARGE(5)            On the Certificate Date and Each   Maximum: $0.10 Per Month Per
                                      Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk

WAIVER OF PREMIUM CHARGE(5)           On the Certificate Date and Each   Maximum: 50 percent of the Cost
                                      Subsequent Monthly Anniversary     of Insurance Charge

CHILD RIDER CHARGE(5)                 On the Certificate Date and Each   Maximum: $0.35 Per Month Per
                                      Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk

SPOUSE RIDER CHARGE(1)(5)
   MAXIMUM & MINIMUM
   CHARGE(7)                          On the Certificate Date and Each   Maximum: $41.36 Per Month Per
                                      Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk

                                                                         Minimum: $0.03 Per Month Per
                                                                         $1,000 of Net Amount at Risk

   MAXIMUM & MINIMUM CHARGE
   FOR CERTIFICATES ISSUED PRIOR TO
   JANUARY 1, 2009 AND ALL FACE
   AMOUNT INCREASES ON SUCH
   CERTIFICATES                       On the Certificate Date and        Maximum: $32.01 Per Month Per
                                      Each Subsequent Monthly            $1,000 of Net Amount at Risk
                                      Anniversary
                                                                         Minimum: $0.03 Per Month Per
                                                                         $1,000 of Net Amount at Risk

   CHARGE FOR A 45 YEAR OLD
   NON-SMOKING
   CERTIFICATEHOLDER(8)               On the Certificate Date and Each   $0.11 Per Month Per $1,000
                                      Subsequent Monthly Anniversary     of Net Amount at Risk

----------
(1) The cost of insurance charge will vary depending upon the insured's attained age, rate class and the group sponsored insurance program. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those policies.

(3) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(5) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

(6) The net amount at risk for a certificate month is the difference between the death benefit and the account value.

(7) The maximum charge in this row applies to certificates issued on or after January 1, 2009.

(8)  For certificates issued both before and after January 1, 2009.

     For information concerning compensation paid for the sale of the group contract and certificates, see the "Distribution of Certificates" section of the prospectus.


     The next table describes the range of total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. Expenses of the Portfolios may be higher or lower in the future. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged by any of the Funds for its Portfolios for the fiscal year ended December 31, 2008. More detail concerning a particular Fund and its Portfolios' fees and expenses is contained in the prospectus for that Fund.


                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDING MANAGEMENT FEES,
                 DISTRIBUTION (12b-1) FEES AND OTHER EXPENSES)*


FEE DESCRIPTION                             MINIMUM   MAXIMUM
-----------------------------------------   -------   -------
Total Annual Portfolio Operating Expenses    0.47%     1.36%


----------
* The range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. Under certain circumstances the Funds may charge a redemption fee for certain market timing or frequent trading activity. For more detailed information about the fee and expense charges, fee waivers (if applicable), redemption fee (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT


     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. The separate account meets the definition of a "separate account" under the federal securities laws.


     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

     The separate account is divided into sub-accounts, each of which currently invests in one of the 20 Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios.


     The separate account currently invests in Portfolios of the Series Fund, Fidelity VIP, Ivy Funds VIP and Janus Aspen Series. The Fund Portfolio prospectuses accompany this prospectus. For additional copies please call us at 1-800-843-8358. You should read each prospectus carefully before investing in the certificate.


     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.

     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     Below is a list of the Portfolios and their adviser and sub-adviser, if applicable.


              FUND/PORTFOLIO                        INVESTMENT ADVISER            INVESTMENT SUB-ADVISER
-----------------------------------------   ---------------------------------   --------------------------
SERIES FUND:
Bond Portfolio--Class 2 Shares              Advantus Capital Management, Inc.
Index 400 Mid-Cap                           Advantus Capital Management, Inc.
   Portfolio--Class 2 Shares
Index 500 Portfolio--Class 2 Shares         Advantus Capital Management, Inc.
International Bond                          Advantus Capital Management, Inc.   Franklin Advisers, Inc.
   Portfolio--Class 2 Shares
Money Market Portfolio*                     Advantus Capital Management, Inc.
Mortgage Securities                         Advantus Capital Management, Inc.
   Portfolio--Class 2 Shares
Real Estate Securities                      Advantus Capital Management, Inc.
   Portfolio--Class 2 Shares

FIDELITY(R)  VIP:
Contrafund(R) Portfolio:
   Initial Class Shares                     Fidelity Management & Research      FMR Co., Inc., Fidelity
      (Seeks long-term capital              Company                             Management & Research
      appreciation.)                                                            (U.K.) Inc., Fidelity
                                                                                Research & Analysis
                                                                                Company, Fidelity
                                                                                Investments Japan Limited,
                                                                                Fidelity International
                                                                                Investment Advisors,
                                                                                Fidelity International
                                                                                Investment Advisors (U.K.)
                                                                                Limited

Equity-Income Portfolio:
   Initial Class Shares                     Fidelity Management & Research      FMR Co., Inc., Fidelity
      (Seeks reasonable income. The fund    Company                             Management & Research
      will also consider the potential                                          (U.K.) Inc., Fidelity
      for capital appreciation. The                                             Research & Analysis
      fund's goal is to achieve a yield                                         Company, Fidelity
      which exceeds the composite yield                                         Investments Japan
      on the securities comprising the                                          Limited, Fidelity
      Standard & Poor's 500(SM) Index                                           International Investment
      (S&P 500(R)).)                                                            Advisors, Fidelity
                                                                                International Investment
                                                                                Advisors (U.K.) Limited

High Income Portfolio:
   Initial Class Shares                     Fidelity Management & Research      FMR Co., Inc., Fidelity
      (Seeks a high level of current        Company                             Management & Research
      income, while also considering                                            (U.K.) Inc., Fidelity
      growth of capital.)                                                       Research & Analysis
                                                                                Company, Fidelity
                                                                                Investments Japan Limited,
                                                                                Fidelity International
                                                                                Investment Advisors,
                                                                                Fidelity International
                                                                                Investment Advisors (U.K.)
                                                                                Limited

              FUND/PORTFOLIO                        INVESTMENT ADVISER            INVESTMENT SUB-ADVISER
-----------------------------------------   ---------------------------------   --------------------------
IVY FUNDS VARIABLE INSURANCE PORTFOLIOS,
   INC.:
   Ivy Funds VIP Balanced                   Waddell & Reed Investment
      (Seeks, as a primary objective, to    Management Company
      provide current income to the
      extent that, in the opinion of
      Waddell & Reed Investment
      Management Company, the Fund's
      investment manager, market and
      economic conditions permit. As a
      secondary objective, the Portfolio
      seeks long-term appreciation of
      capital.)
   Ivy Funds VIP Core Equity                Waddell & Reed Investment
      (Seeks capital growth and income.)    Management Company
   Ivy Funds VIP Growth                     Waddell & Reed Investment
      (Seeks capital growth, with current   Management Company
      income as a secondary objective.)
   Ivy Funds VIP International Value        Waddell & Reed Investment           Templeton Investment
                                            Management Company                  Counsel, LLC
   Ivy Funds VIP Micro Cap Growth           Waddell & Reed Investment           Wall Street Associates
                                            Management Company
   Ivy Funds VIP Small Cap Growth           Waddell & Reed Investment
                                            Management Company
   Ivy Funds VIP Small Cap Value            Waddell & Reed Investment
                                            Management Company
   Ivy Funds VIP Value                      Waddell & Reed Investment
      (Seeks long-term capital              Management Company
      appreciation.)
JANUS ASPEN SERIES:
Forty Portfolio--Service Shares             Janus Capital Management LLC
   (Seeks long-term growth of capital.)
Overseas Portfolio--Service Shares          Janus Capital Management LLC
   (Seeks long-term growth of capital.)


----------

* Although the Money Market Portfolio seeks to preserve a stable net asset value per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. In addition, because of expenses incurred by sub-accounts in the separate account, during extended periods of low interest rates, the yield of the sub-account that invests in the Money Market Portfolio may also become extremely low and possibly negative. The Money Market Portfolio participates in Treasury's Temporary Guarantee Program for Money Market Funds. See the Money Market Portfolio prospectus for additional information.


The above Portfolios were selected based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we considered during the selection process was whether the Portfolio's investment adviser or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Payments Made by Underlying Mutual Funds."

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CERTIFICATE CASH VALUE OF YOUR CERTIFICATE RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.

     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.

     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.

     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to deregister the separate account under the Investment Company Act of 1940.

     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS

     We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Proportional voting may result in a small number of certificate owners determining the outcome of a vote.

     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT

     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.

     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION

     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.

     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.

                                                                         CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES

     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).

     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES

     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.

     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.

     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained


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age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.

     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.

     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.

     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. For policies and certificates issued prior to or on December 31, 2008, and all face amount increases on such policies and certificates, the guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table") (a maximum charge of $32.01 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

     For group policies and certificates issued on and after January 1, 2009, the guaranteed rates are 200 percent of the maximum rates that could be charged based on 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Table") (a maximum charge of $37.62 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 2001 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 2001 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 2001 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the


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sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES

     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.

     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group- sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time.

FUND CHARGES

     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Funds. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

GUARANTEE OF CERTAIN CHARGES

     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE

     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals


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

wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issuance of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.

     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING

     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Series Fund Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.

     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.

     To elect dollar cost averaging the owner must have at least $3,000 in the Series Fund Money Market Sub-Account. The automatic transfer amount from the Series Fund Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.

     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Series Fund Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.

     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Series Fund Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK

     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid or the net cash value of the certificate, if greater.

     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.

     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have


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

been made without the increase. If no request is made for a refund, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONTINUATION OF GROUP COVERAGE

     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below apply as of the date eligibility ends:

-    The group contract has terminated; or

- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The required minimum will never be higher than $250.

     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY

     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group certificate to an individual policy of life insurance with us subject to the following:

- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.

- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested, and the owner may choose any death benefit option offered by such policy forms. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.

- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.

     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the "Conversion Right to an Individual Policy" section of this prospectus.

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     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.

                                                            CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first monthly deduction. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.

     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS

     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE

     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.

     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.

     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.

     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent of the net premium. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

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                                                DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.

     Only the group sponsor may choose one of two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT

     The amount of the death benefit for Option A is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT

     The amount of the death benefit for Option B is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus

-    any monthly deductions taken under the certificate since the date of death;
     less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702. For a more detailed discussion of these two tests, please see the Statement of Additional Information.

CHANGE IN FACE AMOUNT

     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section. You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS

     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.

     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)

     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").

     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").

     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES

     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.

     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.

     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see the Statement of Additional Information for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.

     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:

- the net asset value of a Portfolio share held in the sub-account of the separate account determined at the end of the current valuation period; plus

- the per share amount of any dividend or capital gains distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

- the net asset value of the Portfolio share held in the sub-account determined at the end of the preceding valuation period.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central Time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender or partial surrender, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and partial surrender requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or partial surrender request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or, at the option of the owner, can be applied to a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)

     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:

- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or

- 100 percent of the net cash value. The maximum will be identified in the certificate.

     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.

     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.

     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS

     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.

     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your certificate can disrupt the efficient management of the underlying portfolios an their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term certificate owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this certificate if you intend to engage in market timing or frequent transfer activity.

     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for certificate owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by you or other certificate owners is or would be to the disadvantage of other certificate owners. Any new restriction that we would impose will apply to your certificate without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your certificate and, promptly upon request from an underlying portfolio, to provide certain information to the portfolio or its designee about your trading activities. You should read the Portfolio prospectuses for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:

-    the dollar amount of the transfer(s);

- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

-    the number of transfers in the previous calendar quarter;

- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your certificate will be permanent.

     In addition to our market timing procedures, the underlying portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the portfolios' policies and procedures, certificate owners and other persons with interests under the certificates should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide the portfolio promptly upon request certain information about the trading activity of individual certificate owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific certificate owners who violate the market timing policies established by the portfolios.

     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

     In our sole discretion, we may revise our policies and procedures to detect and deter market timing and other frequent transfer activity at any time without prior notice.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.


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

     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account at any one time may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.

     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10 per transfer, may be imposed in the future.

     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.

     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.

     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.

     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.

LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.

     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.

     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST

     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.

     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.

     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS

     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

                                                         LAPSE AND REINSTATEMENT

LAPSE

     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.


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REINSTATEMENT

     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.

     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.

     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS

     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the


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contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, partial surrender, surrender, loan or death benefit proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.


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MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.

     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records.

     After it has been so recorded, it will take effect as of the date the owner signed the request.

     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.

     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.

     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.


     You may also choose to place the proceeds in a Minnesota Life Benefit Account until you elect a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to you, and you will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount you request as a transfer from our general account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors.


     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the


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investment performance of the separate account.

- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.

- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.

     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

     Even if the death benefit under a certificate is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the death of the insured are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

                                                              FEDERAL TAX STATUS

INTRODUCTION

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT

     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.


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     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

     In calculating our corporation income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, for the purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

TAX STATUS OF CERTIFICATES

     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.

     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.


DIVERSIFICATION OF INVESTMENTS

     Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the Variable Universal Life Account to be "adequately diversified" in order for the certificate to be treated as a life insurance contract for federal income tax purposes. The Variable Universal Life Account, through the fund portfolios, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the portfolio's assets may be invested. Although the investment adviser of the Advantus Series Fund is an affiliate of ours, we do not control the Advantus Series Fund or the investments of its portfolios. Nonetheless, we believe that each portfolio of the Advantus Series Fund in which the Variable Universal Life Account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract owners bear the risk that the entire certificate could be disqualified as a life insurance contract under the Code due to the failure of the Variable Universal Life Account to be deemed to be "adequately diversified."

OWNER CONTROL

     In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets.

     In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described


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the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.

     The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. We believe that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a certificate owner will not result in any certificate owner being treated as the owner of the assets of the Variable Universal Life Account. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.


     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.

     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS

     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years


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cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.


     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent penalty tax which is imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.


     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract.

     It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. When a material change occurs, appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.

     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits.

     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.

     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES

     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount


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includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING

     To the extent that certificate distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect however, not to have tax withheld from distributions.


CONTINUATION OF POLICY BEYOND AGE 100

     While we intend for the certificate to remain in force without age limitations, the tax consequences associated with a certificate remaining in force after the insured's 100th birthday are unclear. You should consult a tax adviser in all these circumstances.

BUSINESS USES OF POLICY

     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.


     Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

OTHER TAXES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.


EMPLOYER-OWNED LIFE INSURANCE CONTRACTS

     The Pension Protection Act of 2006 added new section 101(j) of the Code which provides that unless certain eligibility, notice and consent requirements are satisfied and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract (or certificate) owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that



                                       39

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income received by residents of Puerto Rico under life insurance contracts (or certificates) issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


     Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES


     If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.

SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for director and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of that date, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX


     There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES The transfer of the certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.

     For example, when the insured dies, the death proceeds will generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more


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generations younger than the certificate owner. Regulations issued under the
Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum estate tax rate is 45% and the estate tax exemption is $3,500,000.


     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     It should be understood that the foregoing description of the federal income tax, gift and estate tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax, gift and estate tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

                                                    DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms"). Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firm. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.

     Commissions to any registered representatives, whether such registered representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.

     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.

     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.


PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS


     Minnesota Life pays the costs of selling the group contract and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account. These payments decrease a fund's investment return.

     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the Sub-Accounts of the Separate Account each business day and the submission of one net purchase/ redemption request to each underlying mutual fund. When the Separate Account aggregates such transactions through the Separate Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the group contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the Separate Account.

     Owners, through their indirect investment in the funds, bear the costs of the investment advisory fees that mutual funds pay to their respective investment advisers. As described above, an investment adviser of a fund, or its affiliates, may make payments to Minnesota Life and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets.

     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. All of the underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.

     Minnesota Life considers profitability when determining the charges in these group contract and certificates. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life's profit will be greater the longer a certificate is held and the greater a certificate's investment return.

                                                                   OTHER MATTERS

LEGAL PROCEEDINGS

     Minnesota Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Minnesota Life to meet its obligations under the Policy.

REGISTRATION STATEMENT

     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us.

     To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC, 20549-0102. You can also call the SEC at 1-202-551-8090.

Investment Company Act Number 811-8830

     The table of contents for the Statement of Additional Information is as follows:

General Information and History

Premiums

Additional Information About Operation of
Contracts and Registrant

Underwriters

Illustrations

Financial Statements


RULE 12-h7 REPRESENTATIONS

     Consistent with well established industry and SEC practice, Minnesota Life does not believe that the Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the "Securities Exchange Act") as depositor of the Variable Universal Life Account, or for any other variable separate account for which we act as depositor. Nevertheless, to the extent the SEC takes the position that insurance company depositors of variable insurance product separate accounts registered with the SEC are subject to the periodic reporting requirements of the Securities Exchange Act, Minnesota Life intends to rely upon the exemption from those requirements set forth in Rule 12-h7 under the Securities Exchange Act to the extent necessary to avoid any such periodic reporting obligation.

                 (This page has been left blank intentionally.)

Prospectus

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT

                                                MINNESOTA LIFE INSURANCE COMPANY

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner as well as certificates issued under a group contract.

Subject to the limitations in this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with your investment in the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.


The separate account, through its sub-accounts, invests its assets in shares of Fidelity(R) Variable Insurance Products Funds ("Fidelity(R) VIP" or "VIP"). The Fund offer its shares exclusively to variable insurance products and certain qualified plans and has 40 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

FIDELITY(R)  VARIABLE INSURANCE PRODUCTS FUNDS


-    VIP Asset Manager(SM) Portfolio: Initial Class Shares

-    VIP Asset Manager: Growth(R) Portfolio: Initial Class Shares

-    VIP Balanced Portfolio: Initial Class Shares

-    VIP Contrafund(R) Portfolio: Initial Class Shares

-    VIP Disciplined Small Cap Portfolio: Initial Class Shares

-    VIP Dynamic Capital Appreciation Portfolio: Initial Class Shares

-    VIP Emerging Markets Portfolio: Initial Class Shares

-    VIP Equity-Income Portfolio: Initial Class Shares

-    VIP Freedom Income Portfolio: Initial Class Shares

-    VIP Freedom 2010 Portfolio: Initial Class Shares

-    VIP Freedom 2015 Portfolio: Initial Class Shares

-    VIP Freedom 2020 Portfolio: Initial Class Shares

-    VIP Freedom 2025 Portfolio: Initial Class Shares

-    VIP Freedom 2030 Portfolio: Initial Class Shares


-    VIP Freedom 2035 Portfolio: Initial Class Shares

-    VIP Freedom 2040 Portfolio: Initial Class Shares

-    VIP Freedom 2045 Portfolio: Initial Class Shares

-    VIP Freedom 2050 Portfolio: Initial Class Shares

-    VIP FundsManager(R) 20% Portfolio: Service Class Shares

-    VIP FundsManager(R) 50% Portfolio: Service Class Shares

-    VIP FundsManager(R) 60% Portfolio: Service Class Shares

-    VIP FundsManager(R) 70% Portfolio: Service Class Shares

-    VIP FundsManager(R) 85% Portfolio: Service Class Shares


-    VIP Growth Portfolio: Initial Class Shares

-    VIP Growth & Income Portfolio: Initial Class Shares

-    VIP Growth Opportunities Portfolio: Initial Class Shares


-    VIP Growth Stock Portfolio: Initial Class Shares

- VIP Growth Strategies Portfolio: Initial Class Shares (formerly known as VIP Aggressive Growth Portfolio)


-    VIP High Income Portfolio: Initial Class Shares

-    VIP Index 500 Portfolio: Initial Class Shares

-    VIP International Capital Appreciation Portfolio: Initial Class Shares

-    VIP Investment Grade Bond Portfolio: Initial Class Shares

-    VIP Mid Cap Portfolio: Initial Class Shares

-    VIP Money Market Portfolio: Initial Class Shares

-    VIP Overseas Portfolio: Initial Class Shares

-    VIP Real Estate Portfolio: Initial Class Shares

-    VIP Strategic Income Portfolio: Initial Class Shares

-    VIP Value Portfolio: Initial Class Shares

-    VIP Value Leaders Portfolio: Initial Class Shares

-    VIP Value Strategies Portfolio: Initial Class Shares

PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:
   are not guaranteed to achieve their goals;
   are not federally insured;
   are not endorsed by any bank or government agency; and are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


The date of this prospectus and the statement of additional information is May 1, 2009.


Minnesota Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101-2098                             [MINNESOTA LIFE LOGO]

TABLE OF CONTENTS


                                                                                   Page
Questions and Answers about the Variable Group Universal Life Insurance Contract     2
   Summary of Benefits and Risks                                                     2
   Risks of Owning a Variable Universal Life Insurance Certificate                   2
   Fee Tables                                                                        7
General Descriptions                                                                10
   Minnesota Life Insurance Company                                                 10
   Minnesota Life Variable Universal Life Account                                   10
   Additions, Deletions or Substitutions                                            15
   Voting Rights                                                                    15
   The Guaranteed Account                                                           16
   Summary Information                                                              16
      Guaranteed Account Value                                                      17
Charges                                                                             17
   Premium Expense Charges                                                          17
      Sales Charge                                                                  17
      Premium Tax Charge                                                            18
      OBRA Expense Charge                                                           18
   Account Value Charges                                                            18
      Monthly Deduction                                                             18
      Partial Surrender Charge                                                      19
      Transfer Charge                                                               19
      Additional Benefits Charges                                                   19
   Separate Account Charges                                                         20
   Fund Charges                                                                     20
   Guarantee of Certain Charges                                                     20
Information about the Group Policy and Certificates                                 20
   Applications and Issuance                                                        20
   Dollar Cost Averaging                                                            21
   Free Look                                                                        21
   Continuation of Group Coverage                                                   22
   Conversion Right to an Individual Policy                                         22
   General Provisions of the Group Contract                                         22
      Issuance                                                                      22
      Termination                                                                   22
      Right to Examine Group Contract                                               23
      Entire Group Contract                                                         23
      Ownership of Group Contract and Group Contract Changes                        23
Certificate Premiums                                                                23
   Premium Limitations                                                              24
   Allocation of Net Premiums and Account Value                                     24
Death Benefit and Account Values                                                    25
   Option A -- Level Death Benefit                                                  25
   Option B -- Increasing Death Benefit                                             25
   Change in Face Amount                                                            25
      Increases                                                                     25
      Decreases                                                                     26
   Payment of Death Benefit Proceeds                                                26
   Account Values                                                                   26
      Determination of the Guaranteed Account Value                                 27
      Determination of the Separate Account Value                                   27
      Unit Value                                                                    27
      Net Investment Factor                                                         28
      Daily Values                                                                  28

                                                                                   Page
Surrenders, Partial Surrenders and Transfers                                        28
   Transfers                                                                        29
      Market Timing                                                                 29
      Guaranteed Account Transfer Restrictions                                      30
      Other Transfer Information                                                    31
Loans                                                                               32
   Loan Interest                                                                    32
   Loan Repayments                                                                  33
Lapse and Reinstatement                                                             33
   Lapse                                                                            33
   Reinstatement                                                                    34
   Additional Benefits                                                              34
      Accelerated Benefits Rider                                                    34
      Waiver of Premium Rider                                                       34
      Accidental Death and Dismemberment Rider                                      34
      Child Rider                                                                   34
      Spouse Rider                                                                  34
      Policyholder Contribution Rider                                               34
   General Matters Relating to the Certificate                                      35
      Postponement of Payments                                                      35
      The Certificate                                                               35
      Control of Certificate                                                        35
      Maturity                                                                      35
      Beneficiary                                                                   36
      Change of Beneficiary                                                         36
      Settlement Options                                                            36
Federal Tax Status                                                                  37
   Introduction                                                                     37
   Taxation of Minnesota Life and the Variable Universal Life Account               37
   Tax Status of Certificates                                                       38
   Diversification of Investments                                                   38
   Owner Control                                                                    38
   Tax Treatment of Policy Benefits                                                 39
   Modified Endowment Contracts                                                     39
   Multiple Policies                                                                40
   Withholding                                                                      41
   Continuation of Policy Beyond Age 100                                            41
   Business Uses of Policy                                                          41
   Other Taxes                                                                      41
   Employer-owned Life Insurance Contracts                                          41
   Life Insurance Purchases by Residents of Puerto Rico                             41
   Life Insurance Purchases by Nonresident Aliens and Foreign Corporations          42
   Non-Individual Owners and Business Beneficiaries of Policies                     42
   Split-Dollar Arrangements                                                        42
   Alternative Minimum Tax                                                          42
      Estate, Gift and Generation-Skipping Transfer Taxes                           42
      Economic Growth and Tax Relief Reconciliation Act of 2001                     43
Distribution of Certificates                                                        43
   Payments Made by Underlying Mutual Funds                                         44
Other Matters                                                                       45
   Legal Proceedings                                                                45
   Registration Statement                                                           45
   Financial Statements                                                             45
Statement of Additional Information                                                 46

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS

     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.

     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death benefit coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.

     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompanies this prospectus. You should carefully review the Fund prospectus before purchasing the certificate.

     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values. Because of this it is unsuitable as a short-term investment vehicle.

     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made. You may reinstate a lapsed certificate, subject to certain conditions.

     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.

     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?

     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).

     A universal life insurance certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.

     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.

     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.

     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?

     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account and is composed of variable investment options or sub-accounts. The separate account keeps its assets separate from the other assets of Minnesota Life. Each sub-account invests in a corresponding Portfolio of the Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Fund.

     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?

     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, the certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?


     The separate account currently invests in each of the 40 Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below.

     Fidelity(R) VIP Portfolios include (all are Initial Class Shares unless otherwise noted):

          VIP Asset Manager(SM) Portfolio

          VIP Asset Manager: Growth(R) Portfolio

          VIP Balanced Portfolio

          VIP Contrafund(R) Portfolio

          VIP Disciplined Small Cap Portfolio

          VIP Dynamic Capital Appreciation Portfolio

          VIP Emerging Markets Portfolio

          VIP Equity-Income Portfolio

          VIP Freedom Income Portfolio

          VIP Freedom 2010 Portfolio

          VIP Freedom 2015 Portfolio

          VIP Freedom 2020 Portfolio

          VIP Freedom 2025 Portfolio

          VIP Freedom 2030 Portfolio

          VIP Freedom 2035 Portfolio

          VIP Freedom 2040 Portfolio

          VIP Freedom 2045 Portfolio

          VIP Freedom 2050 Portfolio

          VIP FundsManager(R) 20% Portfolio: Service Class Shares

          VIP FundsManager(R) 50% Portfolio: Service Class Shares

          VIP FundsManager(R) 60% Portfolio: Service Class Shares

          VIP FundsManager(R) 70% Portfolio: Service Class Shares

          VIP FundsManager(R) 85% Portfolio: Service Class Shares

          VIP Growth Portfolio

          VIP Growth & Income Portfolio

          VIP Growth Opportunities Portfolio

          VIP Growth Stock Portfolio

          VIP Growth Strategies Portfolio

          VIP High Income Portfolio

          VIP Index 500 Portfolio

          VIP International Capital Appreciation Portfolio

          VIP Investment Grade Bond Portfolio

          VIP Mid Cap Portfolio

          VIP Money Market Portfolio

          VIP Overseas Portfolio

          VIP Real Estate Portfolio

          VIP Strategic Income Portfolio

          VIP Value Portfolio

          VIP Value Leaders Portfolio

          VIP Value Strategies Portfolio


     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompany this prospectus.

     We reserve the right to add, combine or remove eligible Funds and Portfolios.

HOW CAN NET PREMIUMS BE ALLOCATED?

     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?

     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     Only the group sponsor may choose one of the two death benefit options under a group-sponsored program. The death benefit option so chosen shall be the same for all participants under the program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.

     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?

     Although guidance is limited, we believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.

     Unless a certificate is classified as a "modified endowment contract," distributions, including partial and complete surrenders and experience credits paid in cash, will not be taxed except to the extent that they exceed the owner's "investment in the contract" (i.e., gross premiums paid under the certificate reduced by any previously received amounts that were excludable from income), and loans will generally not be treated as taxable distributions. For federal income tax purposes, certificates classified as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits paid in cash, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:

-    is made on or after the owner attains age 59 1/2,

-    is attributable to the owner becoming disabled, or

- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.

     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.

     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?

     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:

-    to provide retirement income,

-    as collateral for a loan,

- to continue some amount of insurance protection without payment of premiums, or

-    to obtain cash by surrendering the certificate in full or in part.

     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" sections of this prospectus.

     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".) Partial surrenders may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?

     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Fund. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.

FEE TABLES

     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the certificate. The first table describes the fees and expenses that are payable at the time that the owner buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

CHARGE                                       WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
----------------------------------------   ---------------------------   --------------------------
Maximum Sales Charge Imposed on Premiums   From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge                 From Each Premium Payment*    4 percent of Premium+
Maximum OBRA Expense Charge**              From Each Premium Payment*    1.25 percent of Premium++
Maximum Deferred Sales Charge              None                          N/A
Maximum Partial Surrender Fee              From Each Partial Surrender   Lesser of $25 or 2 percent
                                                                         of the amount withdrawn+
Maximum Transfer Fee                       Upon Each Transfer+++         $10+++

----------
* The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

** The OBRA expense charge is to reimburse the Company for extra costs associated with a recent federal law that increases corporate tax owed by certain insurance companies. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.

+ The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued, but will not exceed the fee stated in the table.

++ For a certificate considered to be an individual certificate under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of each premium payment for group-sponsored programs implemented prior to April 1, 2000 or 0.35 percent of each premium payment for group-sponsored programs implemented on or after April 1, 2000.

+++ There is currently no fee assessed for transfers. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


CHARGE                                          WHEN CHARGE IS DEDUCTED               AMOUNT DEDUCTED
----------------------------------------   --------------------------------   -------------------------------
COST OF INSURANCE CHARGE(1)(6)
   MAXIMUM & MINIMUM CHARGE(7)             On the Certificate Date and Each   Maximum: $41.36 Per Month Per
                                           Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk

                                                                              Minimum: $0.03 Per Month Per
                                                                              $1,000 of Net Amount at Risk

   MAXIMUM & MINIMUM CHARGE
      FOR CERTIFICATES ISSUED PRIOR TO
      JANUARY 1, 2009 AND ALL FACE
      AMOUNT INCREASES ON SUCH
      CERTIFICATES                         On the Certificate Date and        Maximum: $32.01 Per Month Per
                                           Each Subsequent Monthly            $1,000 of Net Amount at Risk
                                           Anniversary
                                                                              Minimum: $0.03 Per Month Per
                                                                              $1,000 of Net Amount at Risk

   CHARGE FOR A 45 YEAR OLD NON-SMOKING
      CERTIFICATEHOLDER(8)                 On the Certificate Date and Each   $0.11 Per Month Per $1,000
                                           Subsequent Monthly Anniversary     of Net Amount at Risk

MORTALITY AND EXPENSE RISK CHARGE(2)       Each Valuation Date                Maximum: 0.50 percent of
                                                                              average daily assets of the
                                                                              separate account per year

MONTHLY ADMINISTRATION CHARGE(3)           On the Certificate Date and Each   Maximum: $4 Per Month
                                           Subsequent Monthly Anniversary

LOAN INTEREST SPREAD(4)                    Each Monthly Anniversary           2 percent of Policy Loan Per
                                                                              Year

ACCIDENTAL DEATH AND DISMEMBERMENT
   CHARGE(5)                               On the Certificate Date and Each   Maximum: $0.10 Per Month Per
                                           Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk

WAIVER OF PREMIUM CHARGE(5)                On the Certificate Date and Each   Maximum: 50 percent of the Cost
                                           Subsequent Monthly Anniversary     of Insurance Charge

CHILD RIDER CHARGE(5)                      On the Certificate Date and Each   Maximum: $0.35 Per Month Per
                                           Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk

SPOUSE RIDER CHARGE(1)(5)
   MAXIMUM & MINIMUM CHARGE(7)             On the Certificate Date and Each   Maximum: $41.36 Per Month Per
                                           Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk

                                                                              Minimum: $0.03 Per Month Per
                                                                              $1000 of Net Amount at Risk

   MAXIMUM & MINIMUM CHARGE
      FOR CERTIFICATES ISSUED PRIOR TO
      JANUARY 1, 2009 AND ALL FACE
      AMOUNT INCREASES ON SUCH
      CERTIFICATES                         On the Certificate Date and        Maximum: $32.01 Per Month Per
                                           Each Subsequent Monthly            $1,000 of Net Amount at Risk
                                           Anniversary
                                                                              Minimum: $0.03 Per Month Per
                                                                              $1,000 of Net Amount at Risk

   CHARGE FOR A 45 YEAR OLD NON-SMOKING
      CERTIFICATEHOLDER(8)                 On the Certificate Date and Each   $0.11 Per Month Per $1,000
                                           Subsequent Monthly Anniversary     of Net Amount at Risk

----------
(1) The cost of insurance charge will vary depending upon the insured's attained age, rate class and the group sponsored insurance program. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those policies.

(3) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(5) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

(6) The net amount at risk for a certificate month is the difference between the death benefit and the account value.

(7) The maximum charge in this row applies to certificates issued on or after January 1, 2009.

(8)  For certificates issued both before and after January 1, 2009.

     For information concerning compensation paid for the sale of the group contract and certificates, see "Distribution of Certificates" section of the prospectus.


     The next table describes the range of total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. Expenses of the Portfolios may be higher or lower in the future. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged the Fund for its Portfolios for the fiscal year ended December 31, 2008. More detail concerning the Fund and its Portfolios' fees and expenses is contained in the prospectus for the Fund.


                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDING MANAGEMENT
              FEES, DISTRIBUTION (12B-1) FEES AND OTHER EXPENSES)*


FEE DESCRIPTION                             MINIMUM   MAXIMUM
-----------------------------------------   -------   -------
Total Annual Portfolio Operating Expenses    0.10%     1.16%


----------
* The range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. Under certain circumstances the Funds may charge a redemption fee for certain market timing or frequent trading activity. For more detailed information about the fee and expense charges, fee waivers (if applicable), redemption fee (if applicable) and expense reductions (if applicable) for the Fund Portfolios please see the Fund's prospectus.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT


     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. The separate account meets the definition of a "separate account" under the federal securities laws.


     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.


     The separate account is divided into sub-accounts, each of which currently invests in one of the 40 Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios.


     The separate account currently invests in the Portfolios of Fidelity(R) VIP. The Fund prospectus accompanies this prospectus. For additional copies please call us at 1-800-843-8358. You should read the prospectus carefully before investing in the certificate.

     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.

     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     The Fidelity Management and Research Company ("FMR"), a subsidiary of FMR Corp., is adviser to Fidelity(R) VIP. For more information about Fidelity(R) VIP, see the prospectuses of the Variable Insurance Products Funds which accompany this prospectus.


FUND/PORTFOLIO                                     INVESTMENT ADVISER*             INVESTMENT SUB-ADVISER*
----------------------------------------------   -----------------------   ---------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS:

Asset Manager(SM) Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks to obtain high total return with                                 FMRC, FIMM
   reduced risk over the long term by
   allocating its assets among stocks, bonds,
   and short-term instruments.)

Asset Manager: Growth(R) Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks to maximize total return by                                      FMRC, FIMM
   allocating its assets among stocks, bonds,
   short-term instruments, and other
   investments.)

Balanced Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks income and capital growth consistent                             FMRC, FIMM
   with reasonable risk.)

Contrafund(R) Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks long-term capital appreciation.)                                 FMRC

Disciplined Small Cap Portfolio:
   Initial Class Shares                          FMR                       FMRC, Geode
   (Seeks capital appreciation.)

Dynamic Capital Appreciation Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks capital appreciation.)                                           FMRC

Emerging Markets Portfolio:
   Initial Class Shares                          FMR                       FMRC, FRAC, FMR U.K., FIIA,
   (Seeks capital appreciation.)                                           FIIA(U.K.)L, FIJ

Equity-Income Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks reasonable income. The fund will                                 FMRC
   also consider the potential for capital
   appreciation. The fund's goal is to achieve
   a yield which exceeds the composite yield
   on the securities comprising the Standard &
   Poor's 500(SM) Index (S&P 500(R)).)

Freedom Income Portfolio:
   Initial Class Shares                          FMR, Strategic Advisers
   (Seeks high total return with a secondary
   objective of principal preservation.)

FUND/PORTFOLIO                                     INVESTMENT ADVISER*             INVESTMENT SUB-ADVISER*
----------------------------------------------   -----------------------   ---------------------------------------
Freedom 2010 Portfolio:
   Initial Class Shares                          FMR, Strategic Advisers
   (Seeks high total return with a secondary
   objective of principal preservation as the
   fund approaches its target date and
   beyond.)

Freedom 2015 Portfolio:
   Initial Class Shares                          FMR, Strategic Advisers
   (Seeks high total return with a secondary
   objective of principal preservation as the
   fund approaches its target date and
   beyond.)

Freedom 2020 Portfolio:
   Initial Class Shares                          FMR, Strategic Advisers
   (Seeks high total return with a secondary
   objective of principal preservation as the
   fund approaches its target date and
   beyond.)

Freedom 2025 Portfolio:
   Initial Class Shares                          FMR, Strategic Advisers
   (Seeks high total return with a secondary
   objective of principal preservation as the
   fund approaches its target date and
   beyond.)

Freedom 2030 Portfolio:
   Initial Class Shares                          FMR, Strategic Advisers
   (Seeks high total return with a secondary
   objective of principal preservation as the
   fund approaches its target date and
   beyond.)

VIP Freedom 2035 Portfolio:
    Initial Class Shares                         FMR, Strategic Advisers
   (Seeks high total return with a secondary
   objective of principal preservation as the
   fund approaches its target date and
   beyond.)

VIP Freedom 2040 Portfolio:
   Initial Class Shares                          FMR, Strategic Advisers
   (Seeks high total return with a secondary
   objective of principal preservation as the
   fund approaches its target date and
   beyond.)

VIP Freedom 2045 Portfolio:
   Initial Class Shares                          FMR, Strategic Advisers
   (Seeks high total return with a secondary
   objective of principal preservation as the
   fund approaches its target date and
   beyond.)

FUND/PORTFOLIO                                     INVESTMENT ADVISER*             INVESTMENT SUB-ADVISER*
----------------------------------------------   -----------------------   ---------------------------------------
VIP Freedom 2050 Portfolio:
   Initial Class Shares                          FMR, Strategic Advisers
   (Seeks high total return with a secondary
   objective of principal preservation as the
   fund approaches its target date and
   beyond.)

VIP FundsManager(R)  20% Portfolio:
   Service Class Shares                          FMR, Strategic Advisers
   (Seeks high current income and, as a
   secondary objective, capital appreciation.)

VIP FundsManager(R)  50% Portfolio:
   Service Class Shares                          FMR, Strategic Advisers
   (Seeks high total return.)

VIP FundsManager(R)  60% Portfolio:
   Service Class Shares                          FMR, Strategic Advisers
   (Seeks high total return.)

VIP FundsManager(R)  70% Portfolio:
   Service Class Shares                          FMR, Strategic Advisers
   (Seeks high total return.)

VIP FundsManager(R)  85% Portfolio:
   Service Class Shares                          FMR, Strategic Advisers
   (Seeks high total return.)

Growth Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks to achieve capital appreciation.)                                FMRC

Growth & Income Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks high total return through a                                      FMRC
   combination of current income and capital
   appreciation.)

Growth Opportunities Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks to provide capital growth.)                                      FMRC

Growth Stock Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks capital appreciation.)                                           FMRC

Growth Strategies Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks capital appreciation.)                                           FMRC

High Income Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks a high level of current income,                                  FMRC,
   while also considering growth of capital.)

Index 500 Portfolio:
   Initial Class Shares                          FMR                       FMRC, Geode

FUND/PORTFOLIO                                     INVESTMENT ADVISER*             INVESTMENT SUB-ADVISER*
----------------------------------------------   -----------------------   ---------------------------------------
International Capital Appreciation Portfolio:
   Initial Class Shares                          FMR                       FMRC, FRAC, FMR U.K., FIIA,
   (Seeks capital appreciation.)                                           FIAA(U.K.)L, FIJ

Investment Grade Bond Portfolio:
   Initial Class Shares                          FMR                       FRAC, FIIA, FIIA(U.K.)L, FIMM

Mid Cap Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
                                                                           FMRC,

Money Market Portfolio:
   Initial Class Shares                          FMR                       FRAC, FIIA, FIIA(U.K.)L, FIMM

Overseas Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
                                                                           FMRC

Real Estate Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
                                                                           FMRC

Strategic Income Portfolio:
   Initial Class Portfolio                       FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks a high level of current income. The                              FMRC, FIMM
   fund may also seek capital appreciation.)

Value Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks capital appreciation.)                                           FMRC

Value Leaders Portfolio:
   Initial Class Shares                          FMR                       FMRC, FRAC, FMR U.K., FIIA,
   (Seeks capital appreciation.)                                           FIIA(U.K.)L, FIJ

Value Strategies Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks capital appreciation.)                                           FMRC

----------
* Fidelity Management & Research Company, Boston, Massachusetts ("FMR"); Fidelity Management & Research (U.K.) Inc., London, England ("FMR U.K."); Fidelity Research & Analysis Company, Tokyo, Japan ("FRAC"); Fidelity International Investment Advisors, Pembroke, Bermuda ("FIIA"); Fidelity International Investment Advisors (U.K.) Limited, London, England ("FIIA(U.K.)L"); Fidelity Investments Japan Limited, Tokyo, Japan ("FIJ"); FMR Co. Inc., Boston, Massachusetts ("FMRC"); Geode Capital Management, LLC, Boston, Massachusetts ("Geode"); Fidelity Investments Money Management, Inc., Merrimack, New Hampshire ("FIMM"); Strategic Advisers(R), Inc., Boston, Massachusetts ("Strategic Advisers")

The above Portfolios were selected based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we considered during the selection process was whether the Portfolio's investment adviser or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Payments Made by Underlying Mutual Funds."

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CERTIFICATE CASH VALUE OF YOUR CERTIFICATE RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.

     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Fund should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.

     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.

     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to deregister the separate account under the Investment Company Act of 1940.

     The Fund serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Fund at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Fund at the same time or
(iii) participating qualified plans to invest in shares of the Fund at the same time as one or more life insurance companies. Neither the Fund nor Minnesota Life currently foresees any disadvantage, but if the Fund determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Fund's shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS

     We will vote the shares of the Fund held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Fund in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Fund in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Fund. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited prior to the meeting in accordance with procedures established by the Fund. We will vote shares of the Fund held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Proportional voting may result in a small number of certificate owners determining the outcome of a vote.

     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Fund or approve or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Fund or would result in the purchase of securities for the Fund which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT

     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.

     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION

     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.

     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.

                                                                         CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Fund.

PREMIUM EXPENSE CHARGES

     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).

     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES

     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.

     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.

     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.

     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.

     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.

     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. For policies and certificates issued prior to or on December 31, 2008, and all face amount increases on such policies and certificates, the guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table") (a maximum charge of $32.01 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

     For group policies and certificates issued on and after January 1, 2009, the guaranteed rates are 200 percent of the maximum rates that could be charged based on 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Table") (a maximum charge of $37.62 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 2001 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 2001 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 2001 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES

     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.

     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time.

FUND CHARGES

     Shares of the Fund are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Fund. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

     FMR, a subsidiary of FMR Corp., is adviser to each of the Portfolios. The advisory fees for VIP are made pursuant to a contractual agreement between VIP and FMR. For more information about these Funds, see the prospectus of the Variable Insurance Products Funds which accompany this prospectus.

GUARANTEE OF CERTAIN CHARGES

     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE

     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issuance of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.

     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING

     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.

     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.

     To elect dollar cost averaging the owner must have at least $3,000 in the Money Market Sub-Account. The automatic transfer amount from the Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.

     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.

     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK

     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid or the net cash value of the certificate, if greater.

     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.

     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made for a refund, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONTINUATION OF GROUP COVERAGE

     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below apply as of the date eligibility ends:

-    The group contract has terminated; or

- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The required minimum will never be higher than $250.

     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY

     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group certificate to an individual policy of life insurance with us subject to the following:

- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.

- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested, and the owner may choose any death benefit option offered by such policy forms. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.

- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.

     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the "Conversion Right to an Individual Policy" section of this prospectus.

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise


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terminated due to termination of a group contract.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.

                                                            CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first monthly deduction. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.

     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)


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PREMIUM LIMITATIONS

     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE

     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Fund. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.

     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.

     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.

     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent of the net premium. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


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                                                DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.

     Only the group sponsor may choose one of two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT

     The amount of the death benefit for Option A is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT

     The amount of the death benefit for Option B is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus

-    any monthly deductions taken under the certificate since the date of death;
     less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702. For a more detailed discussion of these two tests, please see the Statement of Additional Information.

CHANGE IN FACE AMOUNT

     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section. You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to


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

require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

     DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS

     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.

     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)

     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").

     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").

     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES

     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.


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     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.

     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see the Statement of Additional Information for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.

     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or


                                       27

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decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:

- the net asset value of a Portfolio share held in the sub-account of the separate account determined at the end of the current valuation period; plus

- the per share amount of any dividend or capital gains distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

- the net asset value of the Portfolio share held in the sub-account determined at the end of the preceding valuation period.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Fund are valued. The net asset value of the Fund's shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender or partial surrender, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and partial surrender requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or partial surrender request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or the option of the owner, can be applied to a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)

     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored


                                       28

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insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:

- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or

- 100 percent of the net cash value. The maximum will be identified in the certificate.

     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.

     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.

     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS

     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.

     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your certificate can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term certificate owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this certificate if you intend to engage in market timing or frequent transfer activity.

     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for certificate owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by you or other certificate owners is or would be to the disadvantage of other certificate owners. Any new restriction that we would impose will apply to your certificate without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your certificate and, promptly upon request from an underlying portfolio, to provide certain information to the portfolio or its designee about your trading activities. You should read the Portfolio prospectus for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:

-    the dollar amount of the transfer(s);

- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

-    the number of transfers in the previous calendar quarter;

- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your certificate will be permanent.

     In addition to our market timing procedures, the underlying portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the portfolios' policies and procedures, certificate owners and other persons with interests under the certificates should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide the portfolio promptly upon request certain information about the trading activity of individual certificate owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific certificate owners who violate the market timing policies established by the portfolios.

     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

     In our sole discretion, we may revise our policies and procedures to detect and deter market timing and other frequent transfer activity at any time without prior notice.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.


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     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account at any one time may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.

     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10 per transfer, may be imposed in the future.

     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.

     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.

     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.

     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.


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LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.

     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.

     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST

     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.

     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the


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

number of days since loan interest charges were last updated.

     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS

     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

                                                         LAPSE AND REINSTATEMENT

LAPSE

     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.


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REINSTATEMENT

     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.

     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.

     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS

     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.


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GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, partial surrender, surrender, loan or death benefit proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.

     THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

     CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

     MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.


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BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.

     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.

     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.

     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.

     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.


     You may also choose to place the proceeds in a Minnesota Life Benefit Account until you elect a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to you, and you will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount you request as a transfer from our general account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors.


     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.

- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.

- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.

     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

     Even if the death benefit under a certificate is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the death of the insured are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

                                                              FEDERAL TAX STATUS

INTRODUCTION

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT

     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.


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     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

     In calculating our corporation income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, for the purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

TAX STATUS OF CERTIFICATES

     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.

     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.


DIVERSIFICATION OF INVESTMENTS

     Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the Variable Universal Life Account to be "adequately diversified" in order for the certificate to be treated as a life insurance contract for federal income tax purposes. The Variable Universal Life Account, through the fund portfolios, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the portfolio's assets may be invested. We believe that each portfolio in which the Variable Universal Life Account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract owners bear the risk that the entire certificate could be disqualified as a life insurance contract under the Code due to the failure of the Variable Universal Life Account to be deemed to be "adequately diversified."

OWNER CONTROL

     In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets.

     In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.

     The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. We believe that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a certificate owner will not result in any certificate owner being treated as the owner of the assets of the Variable Universal Life Account. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.


     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.

     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS

     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.


     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent penalty tax which is imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.


     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract.

     It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. When a material change occurs, appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.

     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits.

     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.

     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES

     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING

     To the extent that certificate distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect however, not to have tax withheld from distributions.


CONTINUATION OF POLICY BEYOND AGE 100

     While we intend for the certificate to remain in force without age limitations, the tax consequences associated with a certificate remaining in force after the insured's 100th birthday are unclear. You should consult a tax adviser in all these circumstances.

BUSINESS USES OF POLICY

     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.


     Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

OTHER TAXES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.


EMPLOYER-OWNED LIFE INSURANCE CONTRACTS

     The Pension Protection Act of 2006 added new section 101(j) of the Code which provides that unless certain eligibility, notice and consent requirements are satisfied and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract (or certificate) owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts (or certificates) issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


     Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES


     If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.

SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for director and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of that date, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX

     There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES The transfer of the certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the certificate owner. Regulations issued under the Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum estate tax rate is 45% and the estate tax exemption is $3,500,000.


     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     It should be understood that the foregoing description of the federal income tax, gift and estate tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

                                                    DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms"). Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firm. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.

     Commissions to any registered representatives, whether such registered representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.

     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.

     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.


PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS


     Minnesota Life pays the costs of selling the group contract and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account. These payments decrease a fund's investment return.

     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the Sub-Accounts of the Separate Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Separate Account aggregates such transactions through the Separate Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the group contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the Separate Account.

     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. All of the underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.

     Owners, through their indirect investment in the funds, bear the costs of the investment advisory fees that mutual funds pay to their respective investment advisers. As described above, an investment adviser of a fund, or its affiliates, may make payments to Minnesota Life and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets.

     Minnesota Life considers profitability when determining the charges in these group contract and certificates. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life's profit will be greater the longer a certificate is held and the greater a certificate's investment return.

                                                                   OTHER MATTERS

LEGAL PROCEEDINGS

     Minnesota Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Minnesota Life to meet its obligations under the Policy.

REGISTRATION STATEMENT

     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us.

     To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Investment Company Act Number 811-8830 Washington, DC, 20549-0102. You can also call the SEC at 1-202-551-8090.

     The table of contents for the Statement of Additional Information is as follows:

General Information and History
Premiums
Additional Information About Operation of
Contracts and Registrant
Underwriters
Illustrations
Financial Statements


RULE 12h-7 REPRESENTATIONS

     Consistent with well established industry and SEC practice, Minnesota Life does not believe that the Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the "Securities Exchange Act") as depositor of the Variable Universal Life Account, or for any other variable separate account for which we act as depositor. Nevertheless, to the extent the SEC takes the position that insurance company depositors of variable insurance product separate accounts registered with the SEC are subject to the periodic reporting requirements of the Securities Exchange Act, Minnesota Life intends to rely upon the exemption from those requirements set forth in Rule 12-h7 under the Securities Exchange Act to the extent necessary to avoid any such periodic reporting obligation.


Investment Company Act Number 811-8830

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT

                                                MINNESOTA LIFE INSURANCE COMPANY

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner as well as certificates issued under a group contract.

Subject to the limitations in this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with your investment in the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.


The separate account, through its sub-accounts, invests its assets in shares of Advantus Series Fund, Inc. (the "Series Fund"), BlackRock Variable Series Funds, Inc. ("BlackRock"), Ivy Funds Variable Insurance Portfolios, Inc. ("Ivy Funds VIP"), Lord Abbett Series Fund, Inc. ("Lord Abbett") and Van Eck Worldwide Insurance Trust ("Van Eck") (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and have 11 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

ADVANTUS SERIES FUND, INC.


-    Bond Portfolio--Class 2 Shares

-    Index 400 Mid-Cap Portfolio--Class 2 Shares

-    Index 500 Portfolio--Class 2 Shares

-    Money Market Portfolio

-    Mortgage Securities Portfolio--Class 2 Shares

-    Real Estate Securities Portfolio--Class 2 Shares

BLACKROCK VARIABLE SERIES FUNDS, INC.


-    BlackRock Global Growth V.I. Fund--Class I

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS, INC. (FORMERLY KNOWN AS W&R TARGET FUNDS, INC.)

-    Ivy Funds VIP International Value

-    Ivy Funds VIP Science and Technology

LORD ABBETT SERIES FUND, INC.


-    Mid Cap Value Portfolio


VAN ECK WORLDWIDE INSURANCE TRUST

-    Worldwide Hard Assets Portfolio--Initial Class


PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:

     are not guaranteed to achieve their goals;
     are not federally insured;
     are not endorsed by any bank or government agency; and are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


The date of this prospectus and the statement of additional information is May 1, 2009.


Minnesota Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101-2098                                    MINNESOTA LIFE

TABLE OF CONTENTS


                                                                            PAGE
Questions and Answers about the Variable Group Universal
   Life Insurance Contract                                                    2
   Summary of Benefits and Risks                                              2
   Risks of Owning a Variable Universal Life Insurance Certificate            2
   Fee Tables                                                                 6
General Descriptions                                                          9
   Minnesota Life Insurance Company                                           9
   Minnesota Life Variable Universal Life Account                             9
   Additions, Deletions or Substitutions                                     11
   Voting Rights                                                             11
   The Guaranteed Account                                                    12
   Summary Information                                                       12
      Guaranteed Account Value                                               13
Charges                                                                      13
   Premium Expense Charges                                                   13
      Sales Charge                                                           13
      Premium Tax Charge                                                     14
      OBRA Expense Charge                                                    14
   Account Value Charges                                                     14
      Monthly Deduction                                                      14
      Partial Surrender Charge                                               15
      Transfer Charge                                                        16
      Additional Benefits Charges                                            16
   Separate Account Charges                                                  16
   Fund Charges                                                              16
   Guarantee of Certain Charges                                              16
Information about the Group Policy and Certificates                          16
   Applications and Issuance                                                 16
   Dollar Cost Averaging                                                     17
   Free Look                                                                 17
   Continuation of Group Coverage                                            18
   Conversion Right to an Individual Policy                                  18
   General Provisions of the Group Contract                                  18
      Issuance                                                               18
      Termination                                                            18
      Right to Examine Group Contract                                        19
      Entire Group Contract                                                  19
      Ownership of Group Contract and Group Contract Changes                 19
Certificate Premiums                                                         19
   Premium Limitations                                                       20
   Allocation of Net Premiums and Account Value                              20
Death Benefit and Account Values                                             21
   Option A -- Level Death Benefit                                           21
   Option B -- Increasing Death Benefit                                      21
   Change in Face Amount                                                     21
      Increases                                                              21
      Decreases                                                              22
   Payment of Death Benefit Proceeds                                         22
   Account Values                                                            22
      Determination of the Guaranteed Account Value                          23
      Determination of the Separate Account Value                            23
      Unit Value                                                             23
      Net Investment Factor                                                  24
      Daily Values                                                           24

                                                                            PAGE
Surrenders, Partial Surrenders and Transfers                                 24
   Transfers                                                                 25
      Market Timing                                                          25
      Guaranteed Account Transfer Restrictions                               26
      Other Transfer Information                                             27
Loans                                                                        28
   Loan Interest                                                             28
   Loan Repayments                                                           29
Lapse and Reinstatement                                                      29
   Lapse                                                                     29
   Reinstatement                                                             30
   Additional Benefits                                                       30
      Accelerated Benefits Rider                                             30
      Waiver of Premium Rider                                                30
      Accidental Death and Dismemberment Rider                               30
      Child Rider                                                            30
      Spouse Rider                                                           30
      Policyholder Contribution Rider                                        30
   General Matters Relating to the Certificate                               31
      Postponement of Payments                                               31
      The Certificate                                                        31
      Control of Certificate                                                 31
      Maturity                                                               32
      Beneficiary                                                            32
      Change of Beneficiary                                                  32
      Settlement Options                                                     32
Federal Tax Status                                                           33
   Introduction                                                              33
   Taxation of Minnesota Life and the Variable Universal Life Account        33
   Tax Status of Certificates                                                34
   Diversification of Investments                                            34
   Owner Control                                                             34
   Tax Treatment of Policy Benefits                                          35
   Modified Endowment Contracts                                              35
   Multiple Policies                                                         36
   Withholding                                                               37
   Continuation of Policy Beyond Age 100                                     37
   Business Uses of Policy                                                   37
   Other Taxes                                                               37
   Employer-owned Life Insurance Contracts                                   37
   Life Insurance Purchases by Residents of Puerto Rico                      38
   Life Insurance Purchases by Nonresident Aliens and Foreign Corporations   38
   Non-Individual Owners and Business Beneficiaries of Policies              38
   Split-Dollar Arrangements                                                 38
   Alternative Minimum Tax                                                   38
      Estate, Gift and Generation-Skipping Transfer Taxes                    38
      Economic Growth and Tax Relief Reconciliation Act of 2001              39
Distribution of Certificates                                                 39
   Payments Made by Underlying Mutual Funds                                  40
Other Matters                                                                41
   Legal Proceedings                                                         41
   Registration Statement                                                    41
   Financial Statements                                                      41
Statement of Additional Information                                          42

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS

     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.

     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death benefit coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.

     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the certificate.

     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values. Because of this it is unsuitable as a short-term investment vehicle.

     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made. You may reinstate a lapsed certificate, subject to certain conditions.

     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.

     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?

     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).

     A universal life insurance certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.

     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.

     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.

     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?

     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account and is composed of variable investment options or sub-accounts. The separate account keeps its assets separate from the other assets of Minnesota Life. Each sub-account invests in a corresponding Portfolio of a Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds.

     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?

     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?


     The separate account currently invests in each of the 11 Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below.

     Series Fund Portfolios include (except for Money Market, all are Class 2 Shares):

          Bond Portfolio
          Index 400 Mid-Cap Portfolio
          Index 500 Portfolio

          Money Market Portfolio

          Mortgage Securities Portfolio
          Real Estate Securities Portfolio


     Additional Fund Portfolios include:

          BlackRock


               BlackRock Global Growth V.I. Fund--Class I

          Ivy Funds Variable Insurance Portfolios, Inc.
               Ivy Funds VIP International Value
               Ivy Funds VIP Science and Technology


          Lord Abbett Series Fund, Inc.
               Mid Cap Value Portfolio
          Van Eck
               Worldwide Hard Assets Portfolio--Initial Class


     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus.


     We reserve the right to add, combine or remove eligible Funds and Portfolios.

HOW CAN NET PREMIUMS BE ALLOCATED?

     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?

     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     Only the group sponsor may choose one of the two death benefit options under a group-sponsored program. The death benefit option so chosen shall be the same for all participants under the program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.

     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?

     Although guidance is limited, we believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.

     Unless a certificate is classified as a "modified endowment contract," distributions, including partial and complete surrenders and experience credits paid in cash, will not be taxed except to the extent that they exceed the owner's "investment in the contract" (i.e., gross premiums paid under the certificate reduced by any previously received amounts that were excludable from income), and loans will generally not be treated as taxable distributions. For federal income tax purposes, certificates classified as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits paid in cash, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:

..    is made on or after the owner attains age 59 1/2,

..    is attributable to the owner becoming disabled, or

..    is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.

     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.

     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?

     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:

..    to provide retirement income,

..    as collateral for a loan,

..    to continue some amount of insurance protection without payment of premiums, or

..    to obtain cash by surrendering the certificate in full or in part.

     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" sections of this prospectus.

     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See

"Federal Tax Status".) Partial surrenders may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?

     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.

FEE TABLES

     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the certificate. The first table describes the fees and expenses that are payable at the time that the owner buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

CHARGE                            WHEN CHARGE IS DEDUCTED        AMOUNT DEDUCTED
-----------------------------   ---------------------------   ---------------------
Maximum Sales Charge Imposed
   on Premiums                  From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge      From Each Premium Payment*    4 percent of Premium+
Maximum OBRA Expense Charge**   From Each Premium Payment*    125 percent of
                                                              Premium++
Maximum Deferred Sales Charge   None                          N/A
Maximum Partial Surrender Fee   From Each Partial Surrender   Lesser of $25 or
                                                              2 percent of the
                                                              amount withdrawn+
Maximum Transfer Fee            Upon Each Transfer+++         $10+++

----------
* The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

** The OBRA expense charge is to reimburse the Company for extra costs associated with a recent federal law that increases corporate tax owed by certain insurance companies. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.

+ The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued, but will not exceed the fee stated in the table.

++ For a certificate considered to be an individual certificate under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of each premium payment for group-sponsored programs implemented prior to April 1, 2000 or 0.35 percent of each premium payment for group-sponsored programs implemented on or after April 1, 2000.

+++ There is currently no fee assessed for transfers. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


              CHARGE                       WHEN CHARGE IS DEDUCTED                  AMOUNT DEDUCTED
-----------------------------------   --------------------------------   -----------------------------------
COST OF INSURANCE CHARGE(1)(6)
   MAXIMUM & MINIMUM CHARGE(7)        On the Certificate Date and Each   Maximum: $41.36 per month per
                                      Subsequent Monthly Anniversary     $1,000 of net amount at risk

                                                                         Minimum: $0.03 per month per $1,000
                                                                         of net amount at risk

   MAXIMUM & MINIMUM CHARGE FOR
   CERTIFICATES ISSUED PRIOR TO
   JANUARY 1, 2009 AND ALL FACE
   AMOUNT INCREASES ON SUCH
   CERTIFICATES                       On the Certificate Date and Each   Maximum: $32.01 per month per
                                      Subsequent Monthly Anniversary     $1,000 of net amount at risk

                                                                         Minimum: $0.03 per month per
                                                                         $1,000 of net amount at risk

   CHARGE FOR A 45 YEAR OLD
   NON-SMOKING CERTIFICATEHOLDER(8)   On the Certificate Date and Each   $0.11 per month per $1,000 of net
                                      Subsequent Monthly Anniversary     amount at risk

MORTALITY AND EXPENSE RISK
   CHARGE(2)                          Each Valuation Date                Maximum: 0.50 percent of average
                                                                         daily assets of the separate
                                                                         account per year

MONTHLY ADMINISTRATION CHARGE(3)      On the Certificate Date and Each   Maximum: $4 per month
                                      Subsequent Monthly Anniversary

LOAN INTEREST SPREAD(4)               Each Monthly Anniversary           2 percent of Policy Loan per year

ACCIDENTAL DEATH AND
   DISMEMBERMENT CHARGE(5)            On the Certificate Date and Each   Maximum: $0.10 per month per
                                      Subsequent Monthly Anniversary     $1,000 of net amount at risk

WAIVER OF PREMIUM CHARGE(5)           On the Certificate Date and Each   Maximum: 50 percent of the cost of
                                      Subsequent Monthly Anniversary     insurance Charge

CHILD RIDER CHARGE(5)                 On the Certificate Date and Each   Maximum: $0.35 per month per
                                      Subsequent Monthly Anniversary     $1,000 of net amount at risk

SPOUSE RIDER CHARGE(1)(5)
   MAXIMUM & MINIMUM CHARGE(7)        On the Certificate Date and Each   Maximum: $41.36 per month per
                                      Subsequent Monthly Anniversary     $1,000 of net amount at risk

                                                                         Minimum: $0.03 per month per $1000
                                                                         of net amount at risk

   MAXIMUM & MINIMUM CHARGE FOR
   CERTIFICATES ISSUED PRIOR TO
   JANUARY 1, 2009 AND ALL FACE
   AMOUNT INCREASES ON SUCH
   CERTIFICATES                       On the Certificate Date and Each   Maximum: $32.01 per month per
                                      Subsequent Monthly Anniversary     $1,000 of net amount at risk

                                                                         Minimum: $0.03 per month per $1,000
                                                                         of net amount at risk

   CHARGE FOR A 45 YEAR OLD
   NON-SMOKING CERTIFICATEHOLDER(8)   On the Certificate Date and Each   $0.11 per month per $1,000 of net
                                      Subsequent Monthly Anniversary     amount at risk

----------
(1) The cost of insurance charge will vary depending upon the insured's attained age, rate class and the group sponsored insurance program. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those policies.

(3) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(5) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

(6) The net amount at risk for a certificate month is the difference between the death benefit and the account value.

(7) The maximum charge in this row applies to certificates issued on or after January 1, 2009.

(8)  For certificates issued both before and after January 1, 2009.

     For information concerning compensation paid for the sale of the group contract and certificates, see the "Distribution of Certificates" section of the prospectus.


     The next table describes the range of total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. Expenses of the Portfolios may be higher or lower in the future. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged by any of the Funds for its Portfolios for the fiscal year ended December 31, 2008. More detail concerning a particular Fund and its Portfolios' fees and expenses is contained in the prospectus for that Fund.


                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
                (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS
                     INCLUDING MANAGEMENT FEES, DISTRIBUTION
                        (12b-1) FEES AND OTHER EXPENSES)*


              FEE DESCRIPTION               MINIMUM   MAXIMUM
-----------------------------------------   -------   -------
Total Annual Portfolio Operating Expenses    0.47%     1.18%


----------
* The range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. Under certain circumstances the Funds may charge a redemption fee for certain market timing or frequent trading activity. For more detailed information about the fee and expense charges, fee waivers (if applicable), redemption fee (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

                              GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT


     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. The separate account meets the definition of a "separate account" under the federal securities laws.


     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.


     The separate account is divided into sub-accounts, each of which currently invests in one of the 11 Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios.


     The separate account currently invests in the Portfolios of Series Fund, BlackRock Variable Series Funds, Inc., Lord Abbett Series Fund, Inc., Van Eck Worldwide Insurance Trust and W&R Target Funds, Inc. The Fund Portfolio prospectuses accompany this prospectus. For additional copies please call us at 1-800-843-8358. You should read each prospectus carefully before investing in the certificate.

     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.


     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     Below is a list of the Portfolios and their adviser and sub-adviser, if applicable.


            FUND/PORTFOLIO               INVESTMENT ADVISER              INVESTMENT SUB-ADVISER
-----------------------------------   -------------------------   ------------------------------------
SERIES FUND:
Bond Portfolio--Class 2 Shares        Advantus Capital
                                      Management, Inc.

Index 400 Mid-Cap Portfolio--         Advantus Capital
   Class 2 Shares                     Management, Inc.

Index 500 Portfolio--Class 2          Advantus Capital
   Shares                             Management, Inc.

Money Market Portfolio*               Advantus Capital
                                      Management, Inc.

Mortgage Securities Portfolio--       Advantus Capital
   Class 2 Shares                     Management, Inc.

Real Estate Securities Portfolio--    Advantus Capital
   Class 2 Shares                     Management, Inc.

BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I.          BlackRock Advisors, LLC     BlackRock Investment Management, LLC
   Fund--Class I
   (Seeks long-term growth of
   capital.)

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS, INC.:
Ivy Funds VIP International           Waddell & Reed Investment   Templeton Investment Counsel, LLC
   Value                              Management Company
   (Seeks long-term capital
   growth.)

Ivy Funds VIP Science and             Waddell & Reed Investment
   Technology                         Management Company
   (Seeks long-term capital
   growth.)

LORD ABBETT SERIES FUND, INC.:
Mid Cap Value Portfolio               Lord, Abbett & Co. LLC

VAN ECK:
Worldwide Hard Assets                 Van Eck Associates
   Portfolio--Initial Class           Corporation
   (Seeks long-term capital
   appreciation by investing
   primarily in "hard assets"
   securities.)


----------

* Although the Money Market Portfolio seeks to preserve a stable net asset value per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. In addition, because of expenses incurred by sub-accounts in the separate account, during extended periods of low interest rates, the yield of the sub-account that invests in the Money Market Portfolio may also become extremely low and possibly negative. The Money Market Portfolio participates in Treasury's Temporary Guarantee Program for Money Market Funds. See the Money Market Portfolio prospectus for additional information.


     The above Portfolios were selected based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we considered during the selection process was whether the Portfolio's investment adviser or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Payments Made by Underlying Mutual Funds."

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CERTIFICATE CASH VALUE OF YOUR CERTIFICATE RESULTING FROM THE

PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.

     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.

     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.

     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to deregister the separate account under the Investment Company Act of 1940.

     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS

     We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Proportional voting may result in a small number of certificate owners determining the outcome of a vote.

     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT

     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.

     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION

     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.

     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.

                                                                         CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES

     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).

     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES

     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.

     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.

     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.

     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.

     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.

     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. For policies and certificates issued prior to or on December 31, 2008, and all face amount increases on such policies and certificates, the guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table") (a maximum charge of $32.01 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

     For group policies and certificates issued on and after January 1, 2009, the guaranteed rates are 200 percent of the maximum rates that could be charged based on 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Table") (a maximum charge of $37.62 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 2001 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 2001 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 2001 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES

     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.

     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time.

FUND CHARGES

     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Fund. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

GUARANTEE OF CERTAIN CHARGES

     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE

     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issuance of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.

     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING

     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Series Fund Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.

     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.

     To elect dollar cost averaging the owner must have at least $3,000 in the Series Fund Money Market Sub-Account. The automatic transfer amount from the Series Fund Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.

     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Series Fund Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.

     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Series Fund Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK

     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid or the net cash value of the certificate, if greater.

     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.

     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in


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connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made for a refund, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONTINUATION OF GROUP COVERAGE

     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below apply as of the date eligibility ends:

-    The group contract has terminated; or

- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The required minimum will never be higher than $250.

     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY

     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group certificate to an individual policy of life insurance with us subject to the following:

- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.

- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested, and the owner may choose any death benefit option offered by such policy forms. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.

- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.

     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination.


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However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the "Conversion Right to an Individual Policy" section of this prospectus.

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS.

However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.

                                                            CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first monthly deduction. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.

     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an

Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS

     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE

     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.

     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.

     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.

     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent of the net premium. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


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DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.

     Only the group sponsor may choose one of two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT

     The amount of the death benefit for Option A is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT

     The amount of the death benefit for Option B is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus

-    any monthly deductions taken under the certificate since the date of death;
     less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702. For a more detailed discussion of these two tests, please see the Statement of Additional Information.

CHANGE IN FACE AMOUNT

     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section. You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the


                                       21

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insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS

     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.

     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)

     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").

     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").

     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES

     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.

     We will send the owner a report each year advising the owner of the certificate's account


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value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.

     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see the Statement of Additional Information for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.

     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:

- the net asset value of a Portfolio share held in the sub-account of the separate account determined at the end of the current valuation period; plus

- the per share amount of any dividend or capital gains distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

- the net asset value of the Portfolio share held in the sub-account determined at the end of the preceding valuation period.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender or partial surrender, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and partial surrender requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or partial surrender request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or, at the option of the owner, can be applied to a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)

     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:

- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or

-    100 percent of the net cash value.

     The maximum will be identified in the certificate.

     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.

     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.

     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS

     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.

     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your certificate can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term certificate owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase


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this certificate if you intend to engage in market timing or frequent transfer activity.

     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for certificate owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by you or other certificate owners is or would be to the disadvantage of other certificate owners. Any new restriction that we would impose will apply to your certificate without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your certificate and, promptly upon request from an underlying portfolio, to provide certain information to the portfolio or its designee about your trading activities. You should read the Portfolio prospectuses for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:

-    the dollar amount of the transfer(s);

- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

-    the number of transfers in the previous calendar quarter;

- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your certificate will be permanent.

     In addition to our market timing procedures, the underlying portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the portfolios' policies and procedures, certificate owners and other persons with interests under the certificates should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide the portfolio promptly upon request certain information about the trading activity of individual certificate owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific certificate owners who violate the market timing policies established by the portfolios.

     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

     In our sole discretion, we may revise our policies and procedures to detect and deter market timing and other frequent transfer activity at any time without prior notice.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.

     The following restrictions apply to group-sponsored insurance programs where the


                                       26

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guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account at any one time may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.

     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10 per transfer, may be imposed in the future.

     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.

     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.

     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.

     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.


                                       27

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LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.

     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.

     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST

     The interest rate charged on a certificate loan will be 8 percent per year.

     Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.

     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least


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

6 percent annually, and compounded for the number of days since loan interest charges were last updated.

     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS

     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

                                                         LAPSE AND REINSTATEMENT

LAPSE

     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.


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REINSTATEMENT

     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.

     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.

     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS

     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the


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contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, partial surrender, surrender, loan or death benefit proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.


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MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.

     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.

     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.

     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.

     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.


     You may also choose to place the proceeds in a Minnesota Life Benefit Account until you elect a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to you, and you will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount you request as a transfer from our general account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors.


     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the


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investment performance of the separate account.

- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.

- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.

     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

     Even if the death benefit under a certificate is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the death of the insured are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

                                                              FEDERAL TAX STATUS

INTRODUCTION

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT

     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.


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     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

     In calculating our corporation income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, for the purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

TAX STATUS OF CERTIFICATES

     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.

     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.


DIVERSIFICATION OF INVESTMENTS

         Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the Variable Universal Life Account to be "adequately diversified" in order for the certificate to be treated as a life insurance contract for federal income tax purposes. The Variable Universal Life Account, through the fund portfolios, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the portfolio's assets may be invested. Although the investment adviser of the Advantus Series Fund is an affiliate of ours, we do not control the Advantus Series Fund or the investments of its portfolios. Nonetheless, we believe that each portfolio of the Advantus Series Fund in which the Variable Universal Life Account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract owners bear the risk that the entire certificate could be disqualified as a life insurance contract under the Code due to the failure of the Variable Universal Life Account to be deemed to be "adequately diversified."

OWNER CONTROL

         In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets.

         In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances


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

under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.

     The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. We believe that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a certificate owner will not result in any certificate owner being treated as the owner of the assets of the Variable Universal Life Account. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.


     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.

     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS

     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level


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

premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.


     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent penalty tax which is imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.


     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract.

     It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. When a material change occurs, appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.

     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits.

     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.

     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES

     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under


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Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING

     To the extent that certificate distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect however, not to have tax withheld from distributions.


CONTINUATION OF POLICY BEYOND AGE 100

     While we intend for the certificate to remain in force without age limitations, the tax consequences associated with a certificate remaining in force after the insured's 100th birthday are unclear. You should consult a tax adviser in all these circumstances.

BUSINESS USES OF POLICY

     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.


     Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

OTHER TAXES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.


EMPLOYER-OWNED LIFE INSURANCE CONTRACTS

     The Pension Protection Act of 2006 added new section 101(j) of the Code which provides that unless certain eligibility, notice and consent requirements are satisfied and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract (or certificate) owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.


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LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts (or certificates) issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


     Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES


     If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.

SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for director and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of that date, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX

     There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES The transfer of the certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.


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     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the certificate owner. Regulations issued under the Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum estate tax rate is 45% and the estate tax exemption is $3,500,000.


     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     It should be understood that the foregoing description of the federal income tax, gift and estate tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

                                                    DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms") . Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firm. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.

     Commissions to any registered representatives, whether such registered


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

representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.

     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.

     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.


PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS


     Minnesota Life pays the costs of selling the group contract and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account. These payments decrease a fund's investment return.

     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the Sub-Accounts of the Separate Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Separate Account aggregates such transactions through the Separate Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the group contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the Separate Account.

     Owners, through their indirect investment in the funds, bear the costs of the investment advisory fees that mutual funds pay to their respective investment advisers. As described above, an investment adviser of a fund, or its affiliates, may make payments to Minnesota Life and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets.

     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. All of the underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.

     Minnesota Life considers profitability when determining the charges in these group contract and certificates. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life's profit will be greater the longer a certificate is held and the greater a certificate's investment return.

                                                                   OTHER MATTERS

LEGAL PROCEEDINGS

     Minnesota Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Minnesota Life to meet its obligations under the Policy.

REGISTRATION STATEMENT

     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.


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

STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC, 20549-0102. You can also call the SEC at 1-202-551-8090.

     The table of contents for the Statement of Additional Information is as follows:

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Illustrations
Financial Statements


RULE 12-h7 REPRESENTATIONS

     Consistent with well established industry and SEC practice, Minnesota Life does not believe that the Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the "Securities Exchange Act") as depositor of the Variable Universal Life Account, or for any other variable separate account for which we act as depositor. Nevertheless, to the extent the SEC takes the position that insurance company depositors of variable insurance product separate accounts registered with the SEC are subject to the periodic reporting requirements of the Securities Exchange Act, Minnesota Life intends to rely upon the exemption from those requirements set forth in Rule 12-h7 under the Securities Exchange Act to the extent necessary to avoid any such periodic reporting obligation.


Investment Company Act Number 811-8830

PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION



Item Number    Caption in Statement of Additional Information
    15.        Cover Page and Table of Contents

    16.        General Information and History

    17.        Services

    18.        Premiums

    19.        Additional Information About Operation of Contracts and Minnesota
               Life Variable Universal Life Account

    20.        Underwriters

    21.        Additional Information About Charges

    22.        Lapse and Reinstatement

    23.        Loans

    24.        Financial Statements

    25.        Illustrations

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
                               (Name of Depositor)

                             400 Robert Street North
                           Saint Paul, Minnesota 55101
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)




                       STATEMENT OF ADDITIONAL INFORMATION

        THE DATE OF THIS DOCUMENT AND THE PROSPECTUS IS: MAY 1, 2009


This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the current prospectus, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-800-843-8358, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101. Defined terms as used in the prospectus, group contract and certificates are incorporated into this Statement of Additional Information by reference.

Table of Contents

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Illustrations
Financial Statements

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.


On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. The separate account meets the definition of a "separate account" under the federal securities laws.


We are the legal owner of the assets in the separate account. The obligations to policy and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

The separate account currently invests in the Advantus Series Fund, Inc., Fidelity(R) Variable Insurance Products Funds, Ivy Funds Variable Insurance Portfolios, Inc., Janus Aspen Series, Van Eck Worldwide Insurance Trust, Lord Abbett Series Fund, Inc. and BlackRock Variable Series Funds, Inc.

PREMIUMS

Premiums for the certificates will not be the same for all owners. Charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges (other than cost of insurance rates) for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. Generally, premium payments for certificates under group-sponsored insurance programs are regularly deducted by an employer from the certificate owner's paycheck. If an owner's insurance is continued following loss of the insured's eligibility under the group-sponsored insurance program (requirements for continuation are described in the certificate and prospectus), we will accept direct premium payments from the owner by check or electronic funds transfer from a checking or savings account. If an owner in such a situation elects to remit premiums by check, we will send a premium notice for the premium due to the owner's address on record. If an owner elects to remit premiums by electronic funds transfer, we will deduct the premium due from the checking or savings account monthly on the date specified by the owner.


ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Minnesota Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Minnesota Life continues to oversee State Street's performance of these services.

CERTIFICATE CHANGES We reserve the right to limit the number of certificate changes to one per certificate year and to restrict such changes in the first certificate year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a certificate being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES If any provision in a certificate is in conflict with the laws of the state governing the certificate, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS Except as provided by law, neither the certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY After a certificate has been in force during the insured's lifetime for two years from the certificate date, we cannot contest the insurance for any loss that is incurred more than two years after the certificate date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the certificate issue date where the certificate replaces existing coverage.

ASSIGNMENT The certificate may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota, and we send the owner an acknowledged copy. We assume no responsibility for the validity or effect of any assignment of the certificate or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.

SUICIDE If the insured, whether sane or insane, dies by suicide within two years of the original certificate date, our liability will be limited to an amount equal to the premiums paid for the certificate. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for that increase.

If the insured is a Missouri citizen when the certificate is issued, this provision does not apply on the issue date of the certificate, or on the effective date of any increase in face amount, unless the insured intended suicide when the certificate, or any increase in face amount, was applied for.

If the insured is a citizen of Colorado or North Dakota, the duration of this suicide provision is for one year instead of two.

MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:

o        the monthly cost of insurance charges that were paid; and
o the monthly cost of insurance charges that should have been paid based on the insured's correct age.

The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.


EXPERIENCE CREDITS Each year we will determine if the certificate will receive an experience credit. Experience credits, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash. Experience credits will vary based on the terms, claims experience and cost of insurance for the group-sponsored insurance program under which the group contract is issued. We will determine experience credits pursuant to our established actuarial procedures. We do not expect any experience credits will be declared.

An experience credit applied to the account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of such instructions, experience credits will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to the net cash value and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.

REPORTS Each year we will send the owner a report. At a minimum, the report will include the account value, the face amount, and the death benefit as of the date of the report, the premiums paid during the year, loan activity and the certificate value. The report will be sent to the owner without cost. The report will be as of a date within two months of its mailing.

DEATH BENEFIT The Cash Value Accumulation Test requires that the death benefit be greater than the account value times a specified percentage. The Guideline Premium/Cash Value Corridor Test limits the amount of premiums which may be paid in addition to requiring that the death benefit be greater than the account value times a specified percentage. Each certificate will be tested when premiums are paid, at the end of each month and at death for compliance to the test chosen for that certificate. Under either test, if the death benefit is not greater than the applicable percentage of the account value, we will increase the face amount or return premium with interest to maintain compliance with IRC
Section 7702.
For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:


             Applicable Percentage     Applicable Percentage
 Attained   for certificates issued   for certificates issued on
   Age      before January 1, 2009     or after January 1, 2009

   35         432.4%                    512.3%
   45         310.2                     369.0
   55         226.9                     375.6
   65         171.8                     215.9
   75         137.5                     178.9


For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:


Attained   Applicable      Attained   Applicable      Attained   Applicable
  Age      Percentage        Age      Percentage        Age      Percentage
40 & below    250%            54         157%            68         117%
   41         243             55         150             69         116
   42         236             56         146             70         115
   43         229             57         142             71         113
   44         222             58         138             72         111
   45         215             59         134             73         109
   46         209             60         130             74         107
   47         203             61         128            75-90       105
   48         197             62         126             91         104
   49         191             63         124             92         103
   50         185             64         122             93         102
   51         178             65         120             94         101
   52         171             66         119             95         100
   53         164             67         118

Several factors that may influence the premium limit under the Guideline Premium/Cash Value Corridor Test include: the current and past face amounts of the certificate, the certificate year, the age at certificate issue, the age at any face amount change, and the underwriting class of the insured as well as the charges under the certificate. You may call us at (800) 843-8358, during our normal business hours of 8:00 a.m. to 4:45 p.m., Central time, if you would like us to calculate the maximum premium you may pay under your certificate for this test. As you increase the amount of premium you pay, you may cause your certificate to become a modified endowment contract.

(See "Federal Tax Status".)

UNDERWRITERS

The group contracts and certificates are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The contracts and certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.

The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware. Amounts paid by Minnesota Life to the underwriter for 2008, 2007 and 2006 were $593,608, $493,824, and $231,246, respectively.

While Securian Financial does not receive any direct compensation from Minnesota Life when selling a Minnesota Life variable product, it is reimbursed by Minnesota Life for compliance related costs resulting from Securian's sales of Minnesota Life variable products. Securian Financial may also receive amounts from the Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, Securian Financial may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Funds which have a 12b-1 fee.

UNDERWRITING The group contracts will be offered and sold pursuant to our underwriting procedures, in accordance with state insurance laws. Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfaction of underwriting requirements.

When we receive a completed application or request for an increase in face amount we may require medical evidence of insurability to determine whether the applicant is insurable. If so, we will follow certain insurance underwriting (risk evaluation) procedures. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. We may also issue certificates that do not require medical evidence of insurability. Schedules for evidence of insurability requirements may be determined for each group-sponsored insurance program and are based on a variety of factors related to the group. In determining these schedules we will not discriminate unreasonably or unfairly against any person or class of persons.

ILLUSTRATIONS

To illustrate the operation of the certificate under various assumptions, we have prepared several tables along with additional explanatory text, that may be of assistance.

The following tables illustrate how the account value and death benefit of a certificate change with the investment experience of the sub-accounts of the separate account. The tables show how the account values and death benefit of a certificate issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the separate account were a uniform, gross, after-tax rate of 0 percent, 6 percent or 12 percent. The account values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual certificate years.

The tables illustrate both a certificate issued to an insured, age 45 and to an insured, age 55, in a group-sponsored program. This assumes a $4.00 monthly administration charge, a 3 percent sales charge, a 2 percent premium tax charge, a 0.50 percent mortality and expense charge and a 0.25 percent OBRA expense charge. Cost of insurance charges used in the tables are either the guaranteed maximums or assumed levels as described in the following paragraph. If a particular certificate has different administration, mortality and expense risk charge, sales, tax, or cost of insurance charges, the account values and death benefits would vary from those shown in the tables. The account values and death benefits would also vary if premiums were paid in other amounts or at other than annual intervals, or account values were allocated differently among individual sub-accounts with varying rates of return. The illustrations of death benefits also vary between tables depending upon whether the level or variable type death benefits are illustrated.

The account value column in the tables with the heading "Using Maximum Cost of Insurance Charges - - 1980 CSO" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate, which is 125 percent of the maximum allowed under the 1980 Commissioners Standard Ordinary ("1980 CSO") Mortality Table. The account value column in the tables with the heading "Using Maximum Cost of Insurance Charges - - 2001 CSO" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate, which is 200 percent of the maximum allowed under the 2001 Commissioners Standard Ordinary ("2001 CSO") Mortality Table. A maximum sales charge of 5 percent is also used. The account value column in the tables with the heading "Using Assumed Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at an assumed level which is substantially less than the guaranteed rate. Actual cost of insurance charges for a certificate depend on a variety of factors as described in "Account Value Charges" section of the prospectus.

The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund and a daily mortality and expense risk charge assessed against the net assets of the Variable Universal Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustrations is at an annual rate of .50 percent. The investment expenses illustrated represent an average of the investment advisory fee charged for all Funds covered under the prospectus. The investment advisory fee for each Portfolio for the last fiscal year is shown under the heading "Fund Charges" in the prospectus. In addition to the deduction for the investment advisory fee, the illustrations also reflect a deduction for Portfolio costs and expenses for the last fiscal year, as illustrated under the heading "Fund Charges" in the prospectus. The average annual expense number used in the illustrations (0.92 percent) does not include waivers, reductions, and reimbursements. Gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -1.42 percent, 4.50 percent and 10.41 percent.

The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Universal Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now. To produce the account values and death benefits illustrated. Additionally, the hypothetical values shown in the tables assume that the policy for which values are illustrated is not deemed an individual policy under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") and therefore the values do not reflect the additional premium expense charge to cover Minnesota Life's increased OBRA related expenses in that situation (as described in "OBRA Expense Charge").

The tables illustrate the certificate values that would result based upon the investment rates of return if the premiums are paid on a monthly basis, and if no certificate loans have been made. The tables are also based on the assumptions that no partial surrenders have been made, that no transfer charges were incurred, that no optional riders have been requested and that no allocations have been made to the guaranteed account. The certificate values in the tables also may reflect an increase in the face amount of insurance to the minimum amount necessary to maintain the certificate's qualification as life insurance under Section 7702 of the Code.

Upon request, we will provide an illustration based on a proposed insured's age, face amount of insurance, premium amount and frequency of payment, and using the charges for the group-sponsored insurance program under which the individual would be insured. To request a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                      FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                          (MONTHLY PREMIUM - $150)(1)

                   USING CURRENT COST OF INSURANCE CHARGES*

                                              -Assuming Hypothetical Investment Returns Of -
                                     0% Gross(2)              6% Gross(2)              12% Gross(2)
                                   (-1.42% Net)(3)          (4.50% Net)(3)            (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
   1        46      1,800         1,456       100,000      1,502      100,000         1,548       100,000
   2        47      1,800         2,882       100,000      3,063      100,000         3,249       100,000
   3        48      1,800         4,268       100,000      4,674      100,000         5,106       100,000
   4        49      1,800         5,625       100,000      6,350      100,000         7,149       100,000
   5        50      1,800         6,967       100,000      8,105      100,000         9,411       100,000
   6        51      1,800         8,271       100,000      9,921      100,000        11,891       100,000
   7        52      1,800         9,527       100,000     11,790      100,000        14,603       100,000
   8        53      1,800        10,748       100,000     13,729      100,000        17,586       100,000
   9        54      1,800        11,913       100,000     15,718      100,000        20,849       100,000
  10        55      1,800        13,024       100,000     17,764      100,000        24,425       100,000

  15        60      1,800        17,505       100,000     28,702      100,000        48,227       100,000
  20        65      1,800        19,969       100,000     41,055      100,000        87,467       104,961
  25        70      1,800        20,043       100,000     55,555      100,000       152,051       174,859
  30        75      1,800        12,725       100,000     71,680      100,000       255,756       268,543
  35        80      1,800             0       100,000     91,801      100,000       423,473       444,647
  40        85      1,800             0       100,000    120,037      126,039       684,803       719,043
  45        90      1,800             0       100,000    151,910      159,505     1,082,867     1,137,011
  50        95      1,800             0       100,000    191,044      192,955     1,716,480     1,733,645

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

              USING MAXIMUM COST OF INSURANCE CHARGES - 1980 CSO

                                                  -Assuming Hypothetical Investment Returns Of -
                                     0% Gross(2)             6% Gross(2)                12% Gross(2)
                                   (-1.42% Net)(3)         (4.50% Net)(3)             (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
   1        46      1,800         1,058      100,000       1,092      100,000        1,126        100,000
   2        47      1,800         2,064      100,000       2,196      100,000        2,330        100,000
   3        48      1,800         3,016      100,000       3,309      100,000        3,619        100,000
   4        49      1,800         3,913      100,000       4,429      100,000        5,001        100,000
   5        50      1,800         4,750      100,000       5,555      100,000        6,482        100,000
   6        51      1,800         5,522      100,000       6,679      100,000        8,068        100,000
   7        52      1,800         6,225      100,000       7,798      100,000        9,766        100,000
   8        53      1,800         6,850      100,000       8,902      100,000       11,583        100,000
   9        54      1,800         7,390      100,000       9,985      100,000       13,526        100,000
  10        55      1,800         7,838      100,000      11,039      100,000       15,606        100,000

  15        60      1,800         8,535      100,000      15,680      100,000       28,677        100,000
  20        65      1,800         5,589      100,000      18,171      100,000       48,549        100,000
  25        70      1,800             0      100,000      15,295      100,000       81,775        100,000
  30        75      1,800             0      100,000           0      100,000      140,475        147,499
  35        80      1,800             0      100,000           0      100,000      235,703        247,488
  40        85      1,800             0      100,000           0      100,000      383,388        402,557
  45        90      1,800             0      100,000           0      100,000      604,899        635,144
  50        95      1,800             0      100,000           0      100,000      957,266        966,838

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                 ISSUE AGE 45
                                    UNISEX
                                  UNITOBACCO
                     FACE AMOUNT OF INSURANCE - $100,000
                            ANNUAL PREMIUM - $1,800
                          (MONTHLY PREMIUM - $150)(1)

              USING MAXIMUM COST OF INSURANCE CHARGES - 2001 CSO

                                               -Assuming Hypothetical Investment Returns Of -
                                     0% Gross(2)            6% Gross(2)                12% Gross(2)
                                   (-1.42% Net)(3)        (4.50% Net)(3)             (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
   1       46       1,800        1,094       100,000        1,129      100,000        1,164      100,000
   2       47       1,800        2,129       100,000        2,265      100,000        2,403      100,000
   3       48       1,800        3,114       100,000        3,416      100,000        3,736      100,000
   4       49       1,800        4,056       100,000        4,589      100,000        5,180      100,000
   5       50       1,800        4,946       100,000        5,778      100,000        6,737      100,000
   6       51       1,800        5,777       100,000        6,976      100,000        8,414      100,000
   7       52       1,800        6,535       100,000        8,169      100,000       10,211      100,000
   8       53       1,800        7,211       100,000        9,347      100,000       12,133      100,000
   9       54       1,800        7,791       100,000       10,496      100,000       14,180      100,000
  10       55       1,800        8,260       100,000       11,601      100,000       16,358      100,000

  15       60       1,800        8,746       100,000       16,215      100,000       29,791      100,000
  20       65       1,800        4,790       100,000       17,894      100,000       49,751      100,000
  25       70       1,800            0       100,000       12,945      100,000       83,152      100,000
  30       75       1,800            0       100,000            0      100,000      142,338      149,455
  35       80       1,800            0       100,000            0      100,000      238,185      250,095
  40       85       1,800            0       100,000            0      100,000      385,078      404,332
  45       90       1,800            0       100,000            0      100,000      600,303      630,319
  50       95       1,800            0       100,000            0      100,000      940,095      949,496

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           DEATH BENEFIT OPTION B
                                ISSUE AGE 45
                                   UNISEX
                                 UNITOBACCO
                     FACE AMOUNT OF INSURANCE - $50,000
                            ANNUAL PREMIUM - $1,800
                         (MONTHLY PREMIUM - $150)(1)

                 USING CURRENT COST OF INSURANCE CHARGES*

                                          -Assuming Hypothetical Investment Returns Of -
                                    0% Gross(2)              6% Gross(2)              12% Gross(2)
                                  (-1.42% Net)(3)          (4.50% Net)(3)            (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
  1        46       1,800         1,549       51,549        1,599      51,599         1,648        51,648
  2        47       1,800         3,071       53,071        3,264      53,264         3,462        53,462
  3        48       1,800         4,559       54,559        4,992      54,992         5,451        55,451
  4        49       1,800         6,020       56,020        6,791      56,791         7,641        57,641
  5        50       1,800         7,460       57,460        8,671      58,671        10,060        60,060
  6        51       1,800         8,868       58,868       10,623      60,623        12,717        62,717
  7        52       1,800        10,237       60,237       12,644      62,644        15,632        65,632
  8        53       1,800        11,576       61,576       14,744      64,744        18,838        68,838
  9        54       1,800        12,872       62,872       16,914      66,914        22,352        72,352
 10        55       1,800        14,125       64,125       19,157      69,157        26,207        76,207

 15        60       1,800        19,593       69,593       31,378      81,378        51,738       101,738
 20        65       1,800        23,565       73,565       45,312      95,312        92,138       142,138
 25        70       1,800        25,830       75,830       61,023     111,023       156,527       206,527
 30        75       1,800        23,667       73,667       75,778     125,778       256,742       306,742
 35        80       1,800        14,112       64,112       85,430     135,430       411,080       461,080
 40        85       1,800             0       50,000       82,514     132,514       647,226       697,226
 45        90       1,800             0       50,000       60,796     110,796     1,013,697     1,064,381
 50        95       1,800             0       50,000        6,153      56,153     1,582,528     1,632,528

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            DEATH BENEFIT OPTION B
                                 ISSUE AGE 45
                                    UNISEX
                                  UNITOBACCO
                      FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $1,800
                          (MONTHLY PREMIUM - $150)(1)

           USING MAXIMUM COST OF INSURANCE CHARGES - 1980 CSO

                                            -Assuming Hypothetical Investment Returns Of -
                                    0% Gross(2)               6% Gross(2)              12% Gross(2)
                                 (-1.42% Net)(3)            (4.50% Net)(3)           (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
   1       46       1,800         1,332       51,332        1,375      51,375        1,417        51,417
   2       47       1,800         2,623       52,623        2,789      52,789        2,958        52,958
   3       48       1,800         3,873       53,873        4,242      54,242        4,635        54,635
   4       49       1,800         5,080       55,080        5,736      55,736        6,460        56,460
   5       50       1,800         6,242       56,242        7,268      57,268        8,445        58,445
   6       51       1,800         7,357       57,357        8,836      58,836       10,605        60,605
   7       52       1,800         8,421       58,421       10,440      60,440       12,952        62,952
   8       53       1,800         9,431       59,431       12,075      62,075       15,502        65,502
   9       54       1,800        10,383       60,383       13,739      63,739       18,271        68,271
  10       55       1,800        11,273       61,273       15,427      65,427       21,276        71,276

  15       60       1,800        14,720       64,720       24,168      74,168        40,688       90,688
  20       65       1,800        16,034       66,034       32,884      82,884        70,050      120,050
  25       70       1,800        14,121       64,121       40,133      90,133       114,074      164,074
  30       75       1,800         7,286       57,286       43,377      93,377       179,685      229,685
  35       80       1,800             0       50,000       37,665      87,665       276,118      326,118
  40       85       1,800             0       50,000       16,165      66,165       417,841      467,841
  45       90       1,800             0       50,000            0      50,000       625,243      675,243
  50       95       1,800             0       50,000            0      50,000       932,673      982,673

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                  UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                            ANNUAL PREMIUM - $1,800
                          (MONTHLY PREMIUM - $150)(1)

             USING MAXIMUM COST OF INSURANCE CHARGES - 2001 CSO

                                           -Assuming Hypothetical Investment Returns Of -
                                   0% Gross(2)               6% Gross(2)                12% Gross(2)
                                 (-1.42% Net)(3)           (4.50% Net)(3)             (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
  1        46       1,800         1,350       51,350        1,393      51,393        1,436         51,436
  2        47       1,800         2,656       52,656        2,824      52,824        2,995         52,995
  3        48       1,800         3,922       53,922        4,296      54,296        4,694         54,694
  4        49       1,800         5,152       55,152        5,817      55,817        6,550         56,550
  5        50       1,800         6,341       56,341        7,381      57,381        8,575         58,575
  6        51       1,800         7,486       57,486        8,988      58,988       10,781         60,781
  7        52       1,800         8,579       58,579       10,629      60,629       13,179         63,179
  8        53       1,800         9,615       59,615       12,302      62,302       15,783         65,783
  9        54       1,800        10,586       60,586       13,998      63,998       18,604         68,604
 10        55       1,800        11,485       61,485       15,711      65,711       21,657         71,657

 15        60       1,800        14,805       64,805       24,396      74,396       41,175         91,175
 20        65       1,800        15,593       65,593       32,581      82,581       70,185        120,185
 25        70       1,800        12,804       62,804       38,709      88,709      113,088        163,088
 30        75       1,800         4,804       54,804       40,154      90,154      176,400        226,400
 35        80       1,800             0       50,000       31,289      81,289      268,055        318,055
 40        85       1,800             0       50,000        1,852      51,852      397,335        447,335
 45        90       1,800             0       50,000            0      50,000      576,992        626,992
 50        95       1,800             0       50,000            0      50,000      831,492        881,492

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                      UNISEX
                                    UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                   USING CURRENT COST OF INSURANCE CHARGES*

                                            -Assuming Hypothetical Investment Returns Of -
                                    0% Gross(2)              6% Gross(2)               12% Gross(2)
                                 (-1.42% Net)(3)           (4.50% Net)(3)             (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
   1       56       3,000         2,303      100,000       2,377      100,000        2,449        100,000
   2       57       3,000         4,503      100,000       4,789      100,000        5,081        100,000
   3       58       3,000         6,616      100,000       7,255      100,000        7,932        100,000
   4       59       3,000         8,636      100,000       9,768      100,000       11,020        100,000
   5       60       3,000        10,566      100,000      12,337      100,000       14,376        100,000
   6       61       3,000        12,399      100,000      14,958      100,000       18,025        100,000
   7       62       3,000        14,140      100,000      17,639      100,000       22,010        100,000
   8       63       3,000        15,781      100,000      20,379      100,000       26,366        100,000
   9       64       3,000        17,337      100,000      23,196      100,000       31,157        100,000
  10       65       3,000        18,792      100,000      26,082      100,000       36,425        100,000

  15       70       3,000        24,591      100,000      41,930      100,000       72,785        100,000
  20       75       3,000        23,820      100,000      58,566      100,000      134,851        141,594
  25       80       3,000         9,300      100,000      76,793      100,000      235,710        247,495
  30       85       3,000             0      100,000     103,652      108,835      393,238        412,900
  35       90       3,000             0      100,000     138,738      145,675      633,662        665,346
  40       95       3,000             0      100,000     181,706      183,523    1,016,360      1,026,523

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                    UNISEX
                                  UNITOBACCO
                      FACE AMOUNT OF INSURANCE - $100,000
                            ANNUAL PREMIUM - $3,000
                          (MONTHLY PREMIUM - $250)(1)

              USING MAXIMUM COST OF INSURANCE CHARGES - 1980 CSO

                                         -Assuming Hypothetical Investment Returns Of -
                                    0% Gross(2)               6% Gross(2)             12% Gross(2)
                                  (-1.42% Net)(3)           (4.50% Net)(3)          (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
   1       56        3,000         1,477     100,000       1,524      100,000        1,571       100,000
   2       57        3,000         2,844     100,000       3,027      100,000        3,214       100,000
   3       58        3,000         4,100     100,000       4,505      100,000        4,936       100,000
   4       59        3,000         5,241     100,000       5,955      100,000        6,745       100,000
   5       60        3,000         6,261     100,000       7,367      100,000        8,645       100,000
   6       61        3,000         7,144     100,000       8,727      100,000       10,636       100,000
   7       62        3,000         7,874     100,000      10,016      100,000       12,716       100,000
   8       63        3,000         8,431     100,000      11,212      100,000       14,882       100,000
   9       64        3,000         8,788     100,000      12,287      100,000       17,129       100,000
  10       65        3,000         8,926     100,000      13,217      100,000       19,458       100,000

  15       70        3,000         5,572     100,000      14,818      100,000       32,740       100,000
  20       75        3,000             0     100,000       5,961      100,000       50,138       100,000
  25       80        3,000             0     100,000           0      100,000       77,795       100,000
  30       85        3,000             0     100,000           0      100,000      137,296       144,161
  35       90        3,000             0     100,000           0      100,000      230,429       241,951
  40       95        3,000             0     100,000           0      100,000      378,509       382,294

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                    UNISEX
                                  UNITOBACCO
                      FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

              USING MAXIMUM COST OF INSURANCE CHARGES - 2001 CSO

                                           -Assuming Hypothetical Investment Returns Of -
                                    0% Gross(2)              6% Gross(2)              12% Gross(2)
                                  (-1.42% Net)(3)          (4.50% Net)(3)            (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
   1       56       3,000         1,475      100,000        1,523     100,000        1,570        100,000
   2       57       3,000         2,811      100,000        2,993     100,000        3,179        100,000
   3       58       3,000         4,017      100,000        4,417     100,000        4,844        100,000
   4       59       3,000         5,098      100,000        5,800     100,000        6,578        100,000
   5       60       3,000         6,038      100,000        7,122     100,000        8,375        100,000
   6       61       3,000         6,814      100,000        8,357     100,000       10,222        100,000
   7       62       3,000         7,390      100,000        9,468     100,000       12,095        100,000
   8       63       3,000         7,740      100,000       10,422     100,000       13,978        100,000
   9       64       3,000         7,842      100,000       11,193     100,000       15,862        100,000
  10       65       3,000         7,682      100,000       11,760     100,000       17,746        100,000

  15       70       3,000         2,307      100,000       10,609     100,000       27,296        100,000
  20       75       3,000             0      100,000            0     100,000       35,576        100,000
  25       80       3,000             0      100,000            0     100,000       35,652        100,000
  30       85       3,000             0      100,000            0     100,000            0        100,000
  35       90       3,000             0      100,000            0     100,000            0        100,000
  40       95       3,000             0      100,000            0     100,000            0        100,000

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $3,000
                          (MONTHLY PREMIUM - $250)(1)

                   USING CURRENT COST OF INSURANCE CHARGES*

                                         -Assuming Hypothetical Investment Returns Of -
                                   0% Gross(2)               6% Gross(2)               12% Gross(2)
                                 (-1.42% Net)(3)           (4.50% Net)(3)            (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
  1        56      3,000         2,535       52,535        2,616       52,616       2,696         52,696
  2        57      3,000         4,992       54,992        5,307       55,307       5,629         55,629
  3        58      3,000         7,378       57,378        8,082       58,082       8,829         58,829
  4        59      3,000         9,689       59,689        10,939      60,939      12,318         62,318
  5        60      3,000         11,926      61,926        13,881      63,881      16,125         66,125
  6        61      3,000         14,083      64,083        16,906      66,906      20,279         70,279
  7        62      3,000         16,161      66,161        20,018      70,018      24,814         74,814
  8        63      3,000         18,157      68,157        23,214      73,214      29,764         79,764
  9        64      3,000         20,077      70,077        26,505      76,505      35,179         85,179
  10       65      3,000         21,910      71,910        29,883      79,883      41,094         91,094

  15       70      3,000         29,773      79,773        48,169      98,169      80,162        130,162
  20       75      3,000         32,821      82,821        66,133     116,133     138,832        188,832
  25       80      3,000         28,117      78,117        79,784     129,784     225,004        275,004
  30       85      3,000         10,688      60,688        81,850     131,850     349,305        399,305
  35       90      3,000         0           50,000        66,338     116,338     532,268        582,268
  40       95      3,000         0           50,000        19,429      69,429     800,965        850,965

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.


*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                              ANNUAL PREMIUM - $3,000
                          (MONTHLY PREMIUM - $250)(1)

             USING MAXIMUM COST OF INSURANCE CHARGES - 1980 CSO

                                          -Assuming Hypothetical Investment Returns Of -
                                   0% Gross(2)                6% Gross(2)               12% Gross(2)
                                 (-1.42% Net)(3)            (4.50% Net)(3)            (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
   1       56       3,000         2,090       52,090        2,157      52,157       2,223         52,223
   2       57       3,000         4,096       54,096        4,355      54,355       4,620         54,620
   3       58       3,000         6,017       56,017        6,594      56,594       7,206         57,206
   4       59       3,000         7,850       57,850        8,871      58,871       9,998         59,998
   5       60       3,000         9,593       59,593       11,183      61,183      13,010         63,010
   6       61       3,000        11,236       61,236       13,522      63,522      16,258         66,258
   7       62       3,000        12,773       62,773       15,881      65,881      19,754         69,754
   8       63       3,000        14,191       64,191       18,245      68,245      23,512         73,512
   9       64       3,000        15,479       65,479       20,603      70,603      27,545         77,545
  10       65       3,000        16,628       66,628       22,942      72,942      31,868         81,868

  15       70       3,000        20,041       70,041       33,982      83,982      58,657        108,657
  20       75       3,000        18,165       68,165       41,949      91,949      95,990        145,990
  25       80       3,000         7,952       57,952       42,121      92,121     146,024        196,024
  30       85       3,000             0       50,000       27,952      77,952     211,619        261,619
  35       90       3,000             0       50,000            0      50,000     294,112        344,112
  40       95       3,000             0       50,000            0      50,000     396,595        446,595

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                DEATH BENEFIT OPTION B
                                     ISSUE AGE 55
                                        UNISEX
                                      UNITOBACCO
                          FACE AMOUNT OF INSURANCE - $50,000
                                ANNUAL PREMIUM - $3,000
                              (MONTHLY PREMIUM - $250)(1)

               USING MAXIMUM COST OF INSURANCE CHARGES - 2001 CSO

                                         -Assuming Hypothetical Investment Returns Of -
                                    0% Gross(2)              6% Gross(2)              12% Gross(2)
                                  (-1.42% Net)(3)           (4.50% Net)(3)          (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
   1       56       3,000         2,089       52,089        2,157      52,157        2,223        52,223
   2       57       3,000         4,080       54,080        4,338      54,338        4,602        54,602
   3       58       3,000         5,975       55,975        6,549      56,549        7,159        57,159
   4       59       3,000         7,777       57,777        8,792      58,792        9,912        59,912
   5       60       3,000         9,480       59,480       11,058      61,058       12,872        62,872
   6       61       3,000        11,068       61,068       13,333      63,333       16,045        66,045
   7       62       3,000        12,526       62,526       15,600      65,600       19,434        69,434
   8       63       3,000        13,839       63,839       17,840      67,840       23,043        73,043
   9       64       3,000        15,000       65,000       20,042      70,042       26,885        76,885
  10       65       3,000        16,003       66,003       22,198      72,198       30,977        80,977

  15       70       3,000        18,553       68,553       32,009      82,009       55,989       105,989
  20       75       3,000        15,524       65,524       38,042      88,042       89,944       139,944
  25       80       3,000         3,409       53,409       34,893      84,893      133,432       183,432
  30       85       3,000             0       50,000       12,579      62,579      183,681       233,681
  35       90       3,000             0       50,000            0      50,000      233,668       283,668
  40       95       3,000             0       50,000            0      50,000      275,407       325,407

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

FINANCIAL STATEMENTS
The consolidated financial statements and supplementary schedules of Minnesota Life Insurance Company and subsidiaries and the financial statements of the Minnesota Life Variable Universal Life Account included herein have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.

        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors of Minnesota Life Insurance Company and Policy Owners of Minnesota Life Variable Universal Life Account:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Minnesota Life Variable Universal Life Account (the Variable Account) as of December 31, 2008, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2008 were confirmed to us by the respective sub-account mutual fund, or for Advantus Series Fund, Inc., verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts of Minnesota Life Variable Universal Life Account as of December 31, 2008, the results of its operations for the year or period then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota
April 10, 2009

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                       SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------------------------
                                                                ADVANTUS    ADVANTUS      ADVANTUS     ADVANTUS     ADVANTUS
                                         ADVANTUS    ADVANTUS     INDEX     MORTGAGE   INTERNATIONAL   INDEX 400  REAL ESTATE
                                           BOND       MONEY        500     SECURITIES       BOND        MID-CAP    SECURITIES
                                         CLASS 2      MARKET     CLASS 2     CLASS 2      CLASS 2       CLASS 2     CLASS 2
                                       -----------  ---------  ----------  ----------  -------------  ----------  -----------
                ASSETS
Investments in shares of Advantus
   Series Fund, Inc.:
   Bond Portfolio Class 2, 19,666,894
      shares at net asset value of
      $1.37 per share
      (cost $26,636,173)               $26,866,649         --          --         --           --             --          --
   Money Market Portfolio, 4,265,821
      shares at net asset value of
      $1.00 per share
      (cost $4,265,761)                         --  4,265,761          --         --           --             --          --
   Index 500 Portfolio Class 2,
      12,396,374 shares at net asset
      value of $3.03 per share
      (cost $49,048,189)                        --         --  37,510,473         --           --             --          --
   Mortgage Securities Portfolio
      Class 2, 294,775 shares at net
      asset value of $1.37 per share
      (cost $442,327)                           --         --          --    403,409           --             --          --
   International Bond Portfolio
      Class 2, 574,293 shares at net
      asset value of $1.57 per share
      (cost $901,310)                           --         --          --         --      902,870             --          --
   Index 400 Mid-Cap Portfolio Class
      2, 10,795,862 shares at net
      asset value of $1.26 per share
      (cost $18,184,023)                        --         --          --         --           --     13,556,817          --
   Real Estate Securities Portfolio
      Class 2, 1,020,927 shares at
      net asset value of $1.54 per
      share (cost $2,710,324)                   --         --          --         --           --             --   1,569,542
                                       -----------  ---------  ----------    -------      -------     ----------   ---------
                                        26,866,649  4,265,761  37,510,473    403,409      902,870     13,556,817   1,569,542
Receivable from Minnesota Life for
   Policy purchase payments                 41,921         --     147,649      3,355           --        136,880      22,911
Receivable for investments sold                 --      3,654          --         --        1,559             --          --
                                       -----------  ---------  ----------    -------      -------     ----------   ---------
         Total assets                   26,908,570  4,269,415  37,658,122    406,764      904,429     13,693,697   1,592,453
                                       -----------  ---------  ----------    -------      -------     ----------   ---------
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges            --      3,654          --         --        1,559             --          --
Payable for investments purchased           41,921         --     147,649      3,355           --        136,880      22,911
                                       -----------  ---------  ----------    -------      -------     ----------   ---------
         Total liabilities                  41,921      3,654     147,649      3,355        1,559        136,880      22,911
                                       -----------  ---------  ----------    -------      -------     ----------   ---------
         Net assets applicable to
            Policy owners              $26,866,649  4,265,761  37,510,473    403,409      902,870     13,556,817   1,569,542
                                       ===========  =========  ==========    =======      =======     ==========   =========
        POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 6 and 7)            $26,866,649  4,265,761  37,510,473    403,409      902,870     13,556,817   1,569,542
                                       ===========  =========  ==========    =======      =======     ==========   =========

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------------------------------------------
                                                                  FIDELITY                 FIDELITY
                                        BLACK ROCK                   VIP                      VIP    FIDELITY VIP   FIDELITY VIP
                                         GLOBAL     FIDELITY VIP  GROWTH &   FIDELITY VIP    HIGH        ASSET         ASSET
                                       GROWTH V.I.   CONTRAFUND    INCOME   EQUITY-INCOME   INCOME      MANAGER    MANAGER GROWTH
                                       -----------  ------------  --------  -------------  --------  ------------  --------------
                ASSETS
Investments in shares of Black Rock.:
   Black Rock Global Growth V.I.
      Fund, 20,662 shares at net
      asset value of $9.69 per share
      (cost $259,058)                    $200,217            --         --           --          --          --             --
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Contrafund Portfolio, 245,461
      shares at net asset value of
      $15.39 per share
      (cost $6,750,636)                        --     3,777,645         --           --          --          --             --
   Growth & Income Portfolio, 85,732
      shares at net asset value of
      $8.79 per share
      (cost $1,216,233)                        --            --    753,582           --          --          --             --
   Equity-Income Portfolio, 150,940
      shares at net asset value of
      $13.18 per share
      (cost $3,845,930)                        --            --         --    1,989,393          --          --             --
   High Income Portfolio, 181,250
      shares at net asset value of
      $3.96 per share
      (cost $1,084,137)                        --            --         --           --     717,750          --             --
   Asset Manager Portfolio, 29,468
      shares at net asset value of
      $10.31 per share
      (cost $425,535)                          --            --         --           --          --     303,815             --
   Asset Manager Growth Portfolio,
      71,899 shares at net asset
      value of $9.68 per share
      (cost $966,966)                          --            --         --           --          --          --        695,984
                                         --------     ---------    -------    ---------     -------     -------        -------
                                          200,217     3,777,645    753,582    1,989,393     717,750     303,815        695,984
Receivable from Minnesota Life for
   Policy purchase payments                 3,792            --      1,984           --          15         650          1,088
Receivable for investments sold                --           138         --       19,142          --          --             --
                                         --------     ---------    -------    ---------     -------     -------        -------
            Total assets                  204,009     3,777,783    755,566    2,008,535     717,765     304,465        697,072
                                         --------     ---------    -------    ---------     -------     -------        -------
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges           --           138         --       19,142          --          --             --
Payable for investments purchased           3,792            --      1,984           --          15         650          1,088
                                         --------     ---------    -------    ---------     -------     -------        -------
         Total liabilities                  3,792           138      1,984       19,142          15         650          1,088
                                         --------     ---------    -------    ---------     -------     -------        -------
         Net assets applicable to
            Policy owners                $200,217     3,777,645    753,582    1,989,393     717,750     303,815        695,984
                                         ========     =========    =======    =========     =======     =======        =======
        POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 6 and 7)              $200,217     3,777,645    753,582    1,989,393     717,750     303,815        695,984
                                         ========     =========    =======    =========     =======     =======        =======

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                       -------------------------------------------------------------------------------------------
                                                                                                                          FIDELITY
                                                                    FIDELITY VIP                FIDELITY VIP   FIDELITY     VIP
                                       FIDELITY VIP  FIDELITY VIP      GROWTH     FIDELITY VIP   INVESTMENT      VIP       MONEY
                                         BALANCED       GROWTH     OPPORTUNITIES    INDEX 500    GRADE BOND    MID-CAP     MARKET
                                       ------------  ------------  -------------  ------------  ------------  ---------  ---------
                ASSETS
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Balanced Portfolio, 24,450 shares
      at net asset value of $9.87 per
      share (cost $333,028)              $241,318             --           --              --           --           --         --
   Growth Portfolio, 129,894 shares
      at net asset value of $23.53
      per share (cost $4,768,165)              --      3,056,395           --              --           --           --         --
   Growth Opportunities Portfolio,
      69,834 shares at net asset
      value of $9.99 per share
      (cost $1,223,541)                        --             --      697,638              --           --           --         --
   Index 500 Portfolio, 14,709 shares
      at net asset value of $99.19
      per share (cost $2,142,105)              --             --           --       1,459,004           --           --         --
   Investment Grade Bond Portfolio,
      37,260 shares at net asset
      value of $11.84 per share
      (cost $458,831)                          --             --           --              --      441,160           --         --
   Mid-Cap Fund, 198,046 shares at
      net asset value of $18.43 per
      share (cost $6,040,951)                  --             --           --              --           --    3,649,983         --
   Money Market Portfolio, 1,132,669
      shares at net asset value of
      $1.00 per share
      (cost $1,132,669)                        --             --           --              --           --           --  1,132,669
                                         --------      ---------      -------       ---------      -------    ---------  ---------
                                          241,318      3,056,395      697,638       1,459,004      441,160    3,649,983  1,132,669
Receivable from Minnesota Life for
   Policy purchase payments                 1,451          4,438        1,582           1,702          373        2,320      1,933
Receivable for investments sold                --             --           --              --           --           --         --
                                         --------      ---------      -------       ---------      -------    ---------  ---------
         Total assets                     242,769      3,060,833      699,220       1,460,706      441,533    3,652,303  1,134,602
                                         --------      ---------      -------       ---------      -------    ---------  ---------
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges           --             --           --              --           --           --         --
Payable for investments purchased           1,451          4,438        1,582           1,702          373        2,320      1,933
                                         --------      ---------      -------       ---------      -------    ---------  ---------
         Total liabilities                  1,451          4,438        1,582           1,702          373        2,320      1,933
                                         --------      ---------      -------       ---------      -------    ---------  ---------
         Net assets applicable to
            Policy owners                $241,318      3,056,395      697,638       1,459,004      441,160    3,649,983  1,132,669
                                         ========      =========      =======       =========      =======    =========  =========
        POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 6 and 7)              $241,318      3,056,395      697,638       1,459,004      441,160    3,649,983  1,132,669
                                         ========      =========      =======       =========      =======    =========  =========

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                       -------------------------------------------------------------------------------------------
                                                     FIDELITY VIP    FIDELITY VIP   FIDELITY  FIDELITY VIP  FIDELITY VIP  FIDELITY
                                       FIDELITY VIP   AGGRESSIVE   DYNAMIC CAPITAL     VIP        VALUE        GROWTH     VIP REAL
                                         OVERSEAS       GROWTH       APPRECIATION     VALUE     STRATEGY        STOCK      ESTATE
                                       ------------  ------------  ---------------  --------  ------------  ------------  --------
                ASSETS
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Overseas Portfolio, 190,051 shares
      at net asset value of $12.17
      per share (cost $3,865,510)       $2,312,922           --             --           --          --             --          --
   Aggressive Growth Portfolio,
      22,214 shares at net asset
      value of $5.16 per share
      (cost $192,123)                           --      114,623             --           --          --             --          --
   Dynamic Capital Appreciation
      Portfolio, 33,029 shares at net
      asset value of $5.28 per share
      (cost $284,904)                           --           --        174,392           --          --             --          --
   Value Portfolio, 7,543 shares at
      net asset value of $6.69 per
      share (cost $90,327)                      --           --             --       50,461          --             --          --
   Value Strategy Portfolio, 19,588
      shares at net asset value of
      $4.93 per share (cost $205,832)           --           --             --           --      96,568             --          --
   Growth Stock Portfolio, 3,647
      shares at net asset value of
      $7.81 per share (cost $44,264)            --           --             --           --          --         28,485          --
   Real Estate Portfolio, 15,278
      shares at net asset value of
      $8.13 per share (cost $223,127)           --           --             --           --          --             --     124,207
                                        ----------      -------        -------       ------      ------        -------     -------
                                         2,312,922      114,623        174,392       50,461      96,568         28,485     124,207
Receivable from Minnesota Life for
   Policy purchase payments                  1,380          415             33           78          95             62         109
Receivable for investments sold                 --           --             --           --          --             --          --
                                        ----------      -------        -------       ------      ------        -------     -------
         Total assets                    2,314,302      115,038        174,425       50,539      96,663         28,547     124,316
                                        ----------      -------        -------       ------      ------        -------     -------
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges            --           --             --           --          --             --          --
Payable for investments purchased            1,380          415             33           78          95             62         109
                                        ----------      -------        -------       ------      ------        -------     -------
         Total liabilities                   1,380          415             33           78          95             62         109
                                        ----------      -------        -------       ------      ------        -------     -------
         Net assets applicable to
            Policy owners               $2,312,922      114,623        174,392       50,461      96,568         28,485     124,207
                                        ==========      =======        =======       ======      ======        =======     =======
        POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 6 and 7)             $2,312,922      114,623        174,392       50,461      96,568         28,485     124,207
                                        ==========      =======        =======       ======      ======        =======     =======

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                       FIDELITY VIP  FIDELITY VIP   FIDELITY
                                         STRATEGIC   INTL CAPITAL  VIP VALUE  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                          INCOME     APPRECIATION   LEADERS   FREEDOM 2010  FREEDOM 2015  FREEDOM 2020  FREEDOM 2025
                                       ------------  ------------  ---------  ------------  ------------  ------------  ------------
                ASSETS
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Strategic Income Portfolio, 5,198
      shares at net asset value of
      $8.94 per share (cost $55,141)      $46,467           --           --          --            --            --            --
   Intl Capital Appreciation
      Portfolio, 16,726 shares at net
      asset value of $5.61 per share
      (cost $166,978)                          --       93,832           --          --            --            --            --
   Value Leaders Portfolio, 1,595
      shares at net asset value of
      $7.49 per share (cost $17,156)           --           --       11,949          --            --            --            --
   Freedom 2010 Portfolio, 1,251
      shares at net asset value of
      $8.23 per share (cost $12,843)           --           --           --      10,296            --            --            --
   Freedom 2015 Portfolio, 1,171
      shares at net asset value of
      $8.19 per share (cost $12,305)           --           --           --          --         9,587            --            --
   Freedom 2020 Portfolio, 1,245
      shares at net asset value of
      $7.71 per share (cost $12,542)           --           --           --          --            --         9,601            --
   Freedom 2025 Portfolio, 1,584
      shares at net asset value of
      $7.49 per share (cost $15,330)           --           --           --          --            --            --        11,866
                                          -------       ------       ------      ------         -----        ------        ------
                                           46,467       93,832       11,949      10,296         9,587         9,601        11,866
Receivable from Minnesota Life for
   Policy purchase payments                    34          104           21          19            27            35            85
Receivable for investments sold                --           --           --          --            --            --            --
                                          -------       ------       ------      ------         -----        ------        ------
         Total assets                      46,501       93,936       11,970      10,315         9,614         9,636        11,951
                                          -------       ------       ------      ------         -----        ------        ------
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges           --           --           --          --            --            --            --
Payable for investments purchased              34          104           21          19            27            35            85
                                          -------       ------       ------      ------         -----        ------        ------
         Total liabilities                     34          104           21          19            27            35            85
                                          -------       ------       ------      ------         -----        ------        ------
         Net assets applicable to
            Policy owners                 $46,467       93,832       11,949      10,296         9,587         9,601        11,866
                                          =======       ======       ======      ======         =====        ======        ======
        POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 6 and 7)               $46,467       93,832       11,949      10,296         9,587         9,601        11,866
                                          =======       ======       ======      ======         =====        ======        ======

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                                     FIDELITY VIP  FIDELITY VIP  FIDELITY VIP    JANUS     JANUS ASPEN   LORD ABBETT
                                       FIDELITY VIP     FREEDOM     DISCIPLINED    EMERGING      ASPEN    INTERNATIONAL    MID-CAP
                                       FREEDOM 2030     INCOME       SMALL CAP      MARKETS      FORTY        GROWTH        VALUE
                                       ------------  ------------  ------------  ------------  ---------  -------------  -----------
                ASSETS
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Freedom 2030 Portfolio, 7,125
      shares at net asset value of
      $7.12 per share (cost $65,426)      $50,732           --            --            --           --            --            --
   Freedom Income Portfolio, 623
      shares at net asset value of
      $9.14 per share (cost $6,361)            --        5,691            --            --           --            --            --
   Disciplined Small Cap Portfolio,
      4,229 shares at net asset value
      of $7.32 per share
      (cost $42,994)                           --           --        30,954            --           --            --            --
   Emerging Markets, 4,336 shares at
      net asset value of $4.88 per
      share (cost $32,701)                     --           --            --        21,160           --            --            --
Investments in shares of the Janus
   Aspen Series:
   Aspen Forty Portfolio, 3,668
      shares at net asset value of
      $22.72 per share
      (cost $117,402)                          --           --            --            --       83,340            --            --
   Aspen International Growth
      Portfolio, 68,032 shares at net
      asset value of $26.01 per share
      (cost $3,007,809)                        --           --            --            --           --     1,769,500            --
Investments in shares of the Lord
   Abbett Funds, Inc.:
   Mid-Cap Value Portfolio, 129,122
      shares at net asset value of
      $10.51 per share
      (cost $2,460,464)                        --           --            --            --           --            --     1,357,069
                                          -------        -----        ------        ------       ------     ---------     ---------
                                           50,732        5,691        30,954        21,160       83,340     1,769,500     1,357,069
Receivable from Minnesota Life for
   Policy purchase payments                   275           11            24            --           --            --        28,643
Receivable for investments sold                --           --            --            74        1,605         7,044            --
                                          -------        -----        ------        ------       ------     ---------     ---------
         Total assets                      51,007        5,702        30,978        21,234       84,945     1,776,544     1,385,712
                                          -------        -----        ------        ------       ------     ---------     ---------
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges           --           --            --            74        1,605         7,044            --
Payable for investments purchased             275           11            24            --           --            --        28,643
                                          -------        -----        ------        ------       ------     ---------     ---------
         Total liabilities                    275           11            24            74        1,605         7,044        28,643
                                          -------        -----        ------        ------       ------     ---------     ---------
         Net assets applicable to
            Policy owners                 $50,732        5,691        30,954        21,160       83,340     1,769,500     1,357,069
                                          =======        =====        ======        ======       ======     =========     =========
        POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 6 and 7)               $50,732        5,691        30,954        21,160       83,340     1,769,500     1,357,069
                                          =======        =====        ======        ======       ======     =========     =========

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------------------------------
                                        IVY FUNDS  IVY FUNDS  IVY FUNDS VIP  IVY FUNDS VIP  IVY FUNDS  IVY FUNDS VIP  IVY FUNDS VIP
                                           VIP        VIP     INTERNATIONAL    SMALL CAP       VIP       MICRO-CAP      SMALL CAP
                                        BALANCED     GROWTH       VALUE         GROWTH        VALUE        GROWTH         VALUE
                                       ----------  ---------  -------------  -------------  ---------  -------------  -------------
                ASSETS
Investments in shares of the Ivy
   Funds VIP, Inc.:
   Balanced Portfolio, 965,665 shares
      at net asset value of $7.70 per
      share (cost $8,092,976)          $7,431,757         --           --            --           --           --             --
   Growth Portfolio, 266,448 shares
      at net asset value of $7.55 per
      share (cost $3,679,482)                  --  2,012,456           --            --           --           --             --
   International Value Portfolio,
      157,405 shares at net asset
      value of $12.46 per share
      (cost $3,259,502)                        --         --    1,961,465            --           --           --             --
   Small Cap Growth Portfolio, 22,982
      shares at net asset value of
      $6.09 per share (cost $222,031)          --         --           --       140,037           --           --             --
   Value Portfolio, 35,489 shares at
      net asset value of $4.15 per
      share (cost $217,813)                    --         --           --            --      147,410           --             --
   Micro-Cap Growth Portfolio, 7,032
      shares at net asset value of
      $11.11 per share
      (cost $116,379)                          --         --           --            --           --       78,145             --
   Small Cap Value Portfolio, 7,505
      shares at net asset value of
      $10.29 per share
      (cost $109,166)                          --         --           --            --           --           --         77,200
                                       ----------  ---------    ---------       -------      -------       ------         ------
                                        7,431,757  2,012,456    1,961,465       140,037      147,410       78,145         77,200
Receivable from Minnesota Life for
   Policy purchase payments                    --         --        1,975            --           --           --             --
Receivable for investments sold            18,875     10,955           --         3,407        3,053          768          1,412
                                       ----------  ---------    ---------       -------      -------       ------         ------
         Total assets                   7,450,632  2,023,411    1,963,440       143,444      150,463       78,913         78,612
                                       ----------  ---------    ---------       -------      -------       ------         ------
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
   and mortality and expense charges       18,875     10,955           --         3,407        3,053          768          1,412
Payable for investments purchased              --         --        1,975            --           --           --             --
                                       ----------  ---------    ---------       -------      -------       ------         ------
         Total liabilities                 18,875     10,955        1,975         3,407        3,053          768          1,412
                                       ----------  ---------    ---------       -------      -------       ------         ------
         Net assets applicable to
            Policy owners              $7,431,757  2,012,456    1,961,465       140,037      147,410       78,145         77,200
                                       ==========  =========    =========       =======      =======       ======         ======
        POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 6 and 7)            $7,431,757  2,012,456    1,961,465       140,037      147,410       78,145         77,200
                                       ==========  =========    =========       =======      =======       ======         ======

See accompanying notes to financial statements.

                                                SEGREGATED SUB-ACCOUNTS
                                       -----------------------------------------
                                                      IVY FUNDS VIP    VAN ECK
                                       IVY FUNDS VIP    SCIENCE &       GLOBAL
                                        CORE EQUITY     TECHNOLOGY   HARD ASSETS
                                       -------------  -------------  -----------
                ASSETS
Investments in shares of the Ivy
   Funds VIP, Inc.:
   Core Equity Portfolio, 7,272
      shares at net asset value of
      $8.11 per share (cost $87,189)      $58,984             --             --
   Science & Technology Portfolio,
      83,494 shares at net asset
      value of $11.43 per share
      (cost $1,442,512)                        --        953,927             --
Investments in shares of the Van Eck
   Funds, Inc.:
   Global Hard Assets Portfolio,
      63,977 shares at net asset
      value of $18.75 per share
      (cost $2,228,222)                        --             --      1,199,562
                                          -------        -------      ---------
                                           58,984        953,927      1,199,562
Receivable from Minnesota Life for
   Policy purchase payments                    --         25,404         26,604
Receivable for investments sold               667             --             --
                                          -------        -------      ---------
         Total assets                      59,651        979,331      1,226,166
                                          -------        -------      ---------
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments
    and mortality and expense charges         667             --             --
Payable for investments purchased              --         25,404         26,604
                                          -------        -------      ---------
         Total liabilities                    667         25,404         26,604
                                          -------        -------      ---------
         Net assets applicable to
            Policy owners                 $58,984        953,927      1,199,562
                                          =======        =======      =========
        POLICY OWNERS' EQUITY
         Total Policy Owners' equity
            (notes 6 and 7)               $58,984        953,927      1,199,562
                                          =======        =======      =========

See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
                     YEAR OR PERIOD ENDED DECEMBER 31, 2008

                                                                          SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------------------------------
                                                                    ADVANTUS     ADVANTUS     ADVANTUS      ADVANTUS      ADVANTUS
                                         ADVANTUS     ADVANTUS       INDEX       MORTGAGE   INTERNATIONAL  INDEX 400    REAL ESTATE
                                           BOND         MONEY         500       SECURITIES      BOND        MID-CAP      SECURITIES
                                         CLASS 2       MARKET       CLASS 2       CLASS 2      CLASS 2      CLASS 2       CLASS 2
                                       -----------   ----------   -----------   ----------  -------------  ----------   -----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund      $        --       95,361            --         --            --             --          --
   Mortality, expense charges and
      administrative charges (note 3)       (7,320)      (3,228)      (65,589)      (533)       (1,809)        (2,373)     (2,105)
                                       -----------   ----------   -----------    -------       -------     ----------    --------
      Investment income (loss) - net        (7,320)      92,133       (65,589)      (533)       (1,809)        (2,373)     (2,105)
                                       -----------   ----------   -----------    -------       -------     ----------    --------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                    --           --            --         --            --             --          --
                                       -----------   ----------   -----------    -------       -------     ----------    --------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                2,588,620    4,565,205     4,928,180     79,733        15,834      2,462,059     252,620
      Cost of investments sold          (2,154,039)  (4,565,205)   (4,376,649)   (73,103)      (13,728)    (2,008,207)   (288,174)
                                       -----------   ----------   -----------    -------       -------     ----------    --------
                                           434,581           --       551,531      6,630         2,106        453,852     (35,554)
                                       -----------   ----------   -----------    -------       -------     ----------    --------
      Net realized gains (losses) on
         investments                       434,581           --       551,531      6,630         2,106        453,852     (35,554)
                                       -----------   ----------   -----------    -------       -------     ----------    --------
   Net change in unrealized
      appreciation or depreciation of
      investments                       (4,678,404)          --   (22,224,777)   (62,012)         (758)    (8,153,075)   (830,171)
                                       -----------   ----------   -----------    -------       -------     ----------    --------
      Net gains (losses) on
         investments                    (4,243,823)          --   (21,673,246)   (55,382)        1,348     (7,699,223)   (865,725)
                                       -----------   ----------   -----------    -------       -------     ----------    --------
      Net increase (decrease) in net
         assets resulting from
         operations                    $(4,251,143)      92,133   (21,738,835)   (55,915)         (461)    (7,701,596)   (867,830)
                                       ===========   ==========   ===========    =======       =======     ==========    ========

See accompanying notes to financial statements.

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------------------------------------------------------
                                                                                FIDELITY                 FIDELITY  FIDELITY VIP
                                        BLACK ROCK    FIDELITY   FIDELITY VIP      VIP       FIDELITY       VIP       ASSET
                                          GLOBAL        VIP        GROWTH &      EQUITY-       VIP         ASSET     MANAGER
                                       GROWTH V.I.*  CONTRAFUND     INCOME       INCOME     HIGH INCOME   MANAGER     GROWTH
                                       ------------  ----------  ------------  -----------  -----------  --------  ------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund        $  1,048        54,623      13,160        74,139      80,562      10,151     18,238
   Mortality, expense charges and
      administrative charges (note 3)          (7)      (14,337)     (2,610)      (12,290)     (2,375)     (1,052)    (2,460)
                                         --------    ----------    --------    ----------    --------    --------   --------
      Investment income (loss) - net        1,041        40,286      10,550        61,849      78,187       9,099     15,778
                                         --------    ----------    --------    ----------    --------    --------   --------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                   --       161,733     113,555         3,231          --      41,963        749
                                         --------    ----------    --------    ----------    --------    --------   --------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                   7,513     1,930,205     480,108       762,273     181,609     196,421    435,803
      Cost of investments sold            (10,257)   (2,474,054)   (531,909)     (982,309)   (211,847)   (220,325)  (388,848)
                                         --------    ----------    --------    ----------    --------    --------   --------
                                           (2,744)     (543,849)    (51,801)     (220,036)    (30,238)    (23,904)    46,955
                                         --------    ----------    --------    ----------    --------    --------   --------
      Net realized gains (losses) on
         investments                       (2,744)     (382,116)     61,754      (216,805)    (30,238)     18,059     47,704
                                         --------    ----------    --------    ----------    --------    --------   --------
   Net change in unrealized
      appreciation or depreciation of
      investments                         (58,841)   (2,477,680)   (594,153)   (1,417,929)   (282,467)   (160,423)  (449,857)
                                         --------    ----------    --------    ----------    --------    --------   --------
      Net gains (losses) on
         investments                      (61,585)   (2,859,796)   (532,399)   (1,634,734)   (312,705)   (142,364)  (402,153)
                                         --------    ----------    --------    ----------    --------    --------   --------
      Net increase (decrease) in net
         assets resulting from
         operations                      $(60,544)   (2,819,510)   (521,849)   (1,572,885)   (234,518)   (133,265)  (386,375)
                                         ========    ==========    ========    ==========    ========    ========   ========

*    For the period from April 28, 2008 through December 31, 2008

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------------------------------
                                                      FIDELITY    FIDELITY VIP   FIDELITY  FIDELITY VIP
                                       FIDELITY VIP      VIP        GROWTH         VIP      INVESTMENT   FIDELITY VIP  FIDELITY VIP
                                         BALANCED      GROWTH    OPPORTUNITIES  INDEX 500   GRADE BOND     MID-CAP     MONEY MARKET
                                       ------------  ----------  -------------  ---------  ------------  ------------  ------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund       $   5,572        38,781       4,983       43,238       17,628         25,259       27,765
   Mortality, expense charges and
      administrative charges (note 3)        (800)      (12,628)     (2,882)      (4,724)      (1,035)       (14,672)      (2,350)
                                        ---------    ----------    --------     --------     --------     ----------     --------
      Investment income (loss) - net        4,772        26,153       2,101       38,514       16,593         10,587       25,415
                                        ---------    ----------    --------     --------     --------     ----------     --------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund               10,618            --          --       20,539          342      1,022,577           --
                                        ---------    ----------    --------     --------     --------     ----------     --------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                 215,071     2,259,927     609,151      767,368      194,805      2,463,949      718,736
      Cost of investments sold           (259,233)   (1,984,889)   (609,577)    (784,843)    (197,136)    (2,581,430)    (718,736)
                                        ---------    ----------    --------     --------     --------     ----------     --------
                                          (44,162)      275,038        (426)     (17,475)      (2,331)      (117,481)          --
                                        ---------    ----------    --------     --------     --------     ----------     --------
      Net realized gains (losses) on
         investments                      (33,544)      275,038        (426)       3,064       (1,989)       905,096           --
                                        ---------    ----------    --------     --------     --------     ----------     --------
   Net change in unrealized
      appreciation or depreciation of
      investments                        (101,085)   (3,140,298)   (841,493)    (861,222)     (29,540)    (3,423,207)          --
                                        ---------    ----------    --------     --------     --------     ----------     --------
      Net gains (losses) on
         investments                     (134,629)   (2,865,260)   (841,919)    (858,158)     (31,529)    (2,518,111)          --
                                        ---------    ----------    --------     --------     --------     ----------     --------
      Net increase (decrease) in net
         assets resulting from
         operations                     $(129,857)   (2,839,107)   (839,818)    (819,644)     (14,936)    (2,507,524)      25,415
                                        =========    ==========    ========     ========     ========     ==========     ========

See accompanying notes to financial statements.

                                                                       SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------------------------
                                                                                              FIDELITY  FIDELITY
                                                     FIDELITY VIP    FIDELITY VIP   FIDELITY     VIP       VIP      FIDELITY
                                       FIDELITY VIP   AGGRESSIVE   DYNAMIC CAPITAL     VIP      VALUE    GROWTH       VIP
                                         OVERSEAS       GROWTH       APPRECIATION     VALUE   STRATEGY    STOCK   REAL ESTATE
                                       ------------  ------------  ---------------  --------  --------  --------  -----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund      $    89,556           --          1,729           749     1,297       68       5,085
   Mortality, expense charges and
      administrative charges (note 3)       (8,641)        (390)          (541)         (223)     (416)     (88)       (404)
                                       -----------     --------       --------      --------  --------  -------    --------
      Investment income (loss) - net        80,915         (390)         1,188           526       881      (20)      4,681
                                       -----------     --------       --------      --------  --------  -------    --------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund               431,678          299          1,379         4,325    36,590       --       2,198
                                       -----------     --------       --------      --------  --------  -------    --------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                1,033,356      116,926         69,672        90,827    70,953   18,197      72,261
      Cost of investments sold            (900,205)    (146,553)       (84,022)     (114,374) (115,061) (22,680)   (128,386)
                                       -----------     --------       --------      --------  --------  -------    --------
                                           133,151      (29,627)       (14,350)      (23,547)  (44,108)  (4,483)    (56,125)
                                       -----------     --------       --------      --------  --------  -------    --------
      Net realized gains (losses) on
         investments                       564,829      (29,328)       (12,971)      (19,222)   (7,518)  (4,483)    (53,927)
                                       -----------     --------       --------      --------  --------  -------    --------
   Net change in unrealized
      appreciation or depreciation of
      investments                       (2,504,123)     (70,045)       (99,634)      (30,100) (100,259) (15,187)    (23,443)
                                       -----------     --------       --------      --------  --------  -------    --------
      Net gains (losses) on
         investments                    (1,939,294)     (99,373)      (112,605)      (49,322) (107,777) (19,670)    (77,370)
                                       -----------     --------       --------      --------  --------  -------    --------
      Net increase (decrease) in net
         assets resulting from
         operations                    $(1,858,379)     (99,763)      (111,417)      (48,796) (106,896) (19,690)    (72,689)
                                       ===========     ========       ========      ========  ========  =======    ========

See accompanying notes to financial statements.

                                                                       SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------------------------------------------------------
                                                                   FIDELITY  FIDELITY
                                       FIDELITY VIP  FIDELITY VIP     VIP       VIP
                                         STRATEGIC   INTL CAPITAL    VALUE    FREEDOM  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                          INCOME     APPRECIATION   LEADERS     2010   FREEDOM 2015  FREEDOM 2020  FREEDOM 2025
                                       ------------  ------------  --------  --------  ------------  ------------  ------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund        $  2,670           --         288       360         327           320           396
   Mortality, expense charges and
      administrative charges (note 3)        (127)        (323)        (29)      (28)        (15)          (23)          (25)
                                         --------      -------     -------   -------      ------        ------        ------
      Investment income (loss) - net        2,543         (323)        259       332         312           297           371
                                         --------      -------     -------   -------      ------        ------        ------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                  289          668          14       493         380           540           756
                                         --------      -------     -------   -------      ------        ------        ------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                  19,395       58,049      12,249     9,109       5,776         7,869         6,285
      Cost of investments sold            (20,026)     (92,209)    (15,370)  (10,820)     (6,369)       (9,501)       (7,710)
                                         --------      -------     -------   -------      ------        ------        ------
                                             (631)     (34,160)     (3,121)   (1,711)       (593)       (1,632)       (1,425)
                                         --------      -------     -------   -------      ------        ------        ------
      Net realized gains (losses) on
         investments                         (342)     (33,492)     (3,107)   (1,218)       (213)       (1,092)         (669)
                                         --------      -------     -------   -------      ------        ------        ------
   Net change in unrealized
      appreciation or depreciation of
      investments                          (7,216)     (49,833)     (3,755)   (2,356)     (2,765)       (2,797)       (3,432)
                                         --------      -------     -------   -------      ------        ------        ------
      Net gains (losses) on
         investments                       (7,558)     (83,325)     (6,862)   (3,574)     (2,978)       (3,889)       (4,101)
                                         --------      -------     -------   -------      ------        ------        ------
      Net increase (decrease) in net
         assets resulting from
         operations                      $ (5,015)     (83,648)     (6,603)   (3,242)     (2,666)       (3,592)       (3,730)
                                         ========      =======     =======   =======      ======        ======        ======

See accompanying notes to financial statements.

                                                                       SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------
                                       FIDELITY
                                          VIP    FIDELITY VIP  FIDELITY VIP  FIDELITY VIP   JANUS    JANUS ASPEN   LORD ABBETT
                                        FREEDOM     FREEDOM     DISCIPLINED    EMERGING     ASPEN   INTERNATIONAL    MID-CAP
                                         2030       INCOME       SMALL CAP     MARKETS*     FORTY       GROWTH        VALUE
                                       --------  ------------  ------------  ------------  -------  -------------  -----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund      $  1,572        217           324           368          13       32,055       23,741
   Mortality, expense charges and
      administrative charges (note 3)       (82)       (32)          (81)          (47)       (478)      (2,896)         (84)
                                       --------    -------       -------       -------     -------   ----------     --------
      Investment income (loss) - net      1,490        185           243           321        (465)      29,159       23,657
                                       --------    -------       -------       -------     -------   ----------     --------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions
      from underlying mutual fund         3,525         80            --            --          --      463,010       79,334
                                       --------    -------       -------       -------     -------   ----------     --------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales                31,136     13,340        17,277        22,452      12,835       93,836      578,941
      Cost of investments sold          (37,687)   (15,062)      (20,368)      (36,150)     (9,198)     (91,514)    (839,078)
                                       --------    -------       -------       -------     -------   ----------     --------
                                         (6,551)    (1,722)       (3,091)      (13,698)      3,637        2,322     (260,137)
                                       --------    -------       -------       -------     -------   ----------     --------
      Net realized gains (losses) on
         investments                     (3,026)    (1,642)       (3,091)      (13,698)      3,637      465,332     (180,803)
                                       --------    -------       -------       -------     -------   ----------     --------
   Net change in unrealized
      appreciation or depreciation
      of investments                    (14,094)      (637)      (10,208)      (11,541)    (68,234)  (2,424,465)    (732,301)
                                       --------    -------       -------       -------     -------   ----------     --------
      Net gains (losses) on
         investments                    (17,120)    (2,279)      (13,299)      (25,239)    (64,597)  (1,959,133)    (913,104)
                                       --------    -------       -------       -------     -------   ----------     --------
      Net increase (decrease) in net
         assets resulting from
         operations                    $(15,630)    (2,094)      (13,056)      (24,918)    (65,062)  (1,929,974)    (889,447)
                                       ========    =======       =======       =======     =======   ==========     ========

*    For the period from April 28, 2008 through December 31, 2008

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------------------------------------------
                                        IVY FUNDS    IVY FUNDS  IVY FUNDS VIP  IVY FUNDS VIP  IVY FUNDS  IVY FUNDS VIP  IVY FUNDS
                                           VIP          VIP     INTERNATIONAL    SMALL CAP       VIP       MICRO-CAP    VIP SMALL
                                         BALANCED     GROWTH        VALUE         GROWTH        VALUE       GROWTH      CAP VALUE
                                       -----------  ----------  -------------  -------------  ---------  -------------  ---------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund      $     9,284          --       13,775            --          486           --          191
   Mortality, expense charges and
      administrative charges (note 3)       (3,591)     (2,558)      (3,605)         (954)        (725)        (472)        (655)
                                       -----------  ----------   ----------      --------      -------      -------     --------
      Investment income (loss) - net         5,693      (2,558)      10,170          (954)        (239)        (472)        (464)
                                       -----------  ----------   ----------      --------      -------      -------     --------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions
      from underlying mutual fund            6,479      28,012       54,722         2,969        1,521           --        1,855
                                       -----------  ----------   ----------      --------      -------      -------     --------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales                  819,772     289,120      962,693        94,590       43,232       11,945      153,594
      Cost of investments sold            (769,739)   (272,139)  (1,079,218)     (106,372)     (45,036)     (10,809)    (191,545)
                                       -----------  ----------   ----------      --------      -------      -------     --------
                                            50,033      16,981     (116,525)      (11,782)      (1,804)       1,136      (37,951)
                                       -----------  ----------   ----------      --------      -------      -------     --------
      Net realized gains (losses) on
         investments                        56,512      44,993      (61,803)       (8,813)        (283)       1,136      (36,096)
                                       -----------  ----------   ----------      --------      -------      -------     --------
   Net change in unrealized
      appreciation or depreciation of
      investments                       (2,124,233) (1,222,640)  (1,399,568)      (89,056)     (71,383)     (70,791)     (10,049)
                                       -----------  ----------   ----------      --------      -------      -------     --------
      Net gains (losses) on
         investments                    (2,067,721) (1,177,647)  (1,461,371)      (97,869)     (71,666)     (69,655)     (46,145)
                                       -----------  ----------   ----------      --------      -------      -------     --------
      Net increase (decrease) in net
         assets resulting from
         operations                    $(2,062,028) (1,180,205)  (1,451,201)      (98,823)     (71,905)     (70,127)     (46,609)
                                       ===========  ==========   ==========      ========      =======      =======     ========

See accompanying notes to financial statements.

                                                SEGREGATED SUB-ACCOUNTS
                                       -----------------------------------------
                                                      IVY FUNDS VIP    VAN ECK
                                       IVY FUNDS VIP    SCIENCE &       GLOBAL
                                        CORE EQUITY    TECHNOLOGY    HARD ASSETS
                                       -------------  -------------  -----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund         $    143            --          4,641
   Mortality, expense charges and
      administrative charges (note 3)         (234)          (11)           (13)
                                          --------      --------     ----------
      Investment income (loss) - net           (91)          (11)         4,628
                                          --------      --------     ----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions
      from underlying mutual fund            2,184        34,380        254,152
                                          --------      --------     ----------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales                   13,279        69,356        398,268
      Cost of investments sold             (12,958)      (95,214)      (539,078)
                                          --------      --------     ----------
                                               321       (25,858)      (140,810)
                                          --------      --------     ----------
      Net realized gains (losses)
         on investments                      2,505         8,522        113,342
                                          --------      --------     ----------
   Net change in unrealized
      appreciation or depreciation of
      investments                          (33,839)     (388,775)    (1,152,816)
                                          --------      --------     ----------
      Net gains (losses) on
         investments                       (31,334)     (380,253)    (1,039,474)
                                          --------      --------     ----------
      Net increase (decrease) in net
         assets resulting from
         operations                       $(31,425)     (380,264)    (1,034,846)
                                          ========      ========     ==========

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                     YEAR OR PERIOD ENDED DECEMBER 31, 2008

                                                                      SEGREGATED SUB-ACCOUNTS
                                   ----------------------------------------------------------------------------------------
                                                              ADVANTUS    ADVANTUS      ADVANTUS     ADVANTUS     ADVANTUS
                                     ADVANTUS    ADVANTUS      INDEX      MORTGAGE   INTERNATIONAL   INDEX 400  REAL ESTATE
                                       BOND        MONEY        500      SECURITIES       BOND        MID-CAP    SECURITIES
                                      CLASS 2     MARKET      CLASS 2      CLASS 2      CLASS 2       CLASS 2     CLASS 2
                                   -----------  ----------  -----------  ----------  -------------  ----------  -----------
Operations:
   Investment income (loss) - net  $    (7,320)     92,133      (65,589)     (533)       (1,809)        (2,373)     (2,105)
   Net realized gains (losses) on
      investments                      434,581          --      551,531     6,630         2,106        453,852     (35,554)
   Net change in unrealized
      appreciation or
      depreciation of investments   (4,678,404)         --  (22,224,777)  (62,012)         (758)    (8,153,075)   (830,171)
                                   -----------  ----------  -----------   -------       -------     ----------   ---------
Net increase (decrease) in net
   assets resulting from
   operations                       (4,251,143)     92,133  (21,738,835)  (55,915)         (461)    (7,701,596)   (867,830)
                                   -----------  ----------  -----------   -------       -------     ----------   ---------
Policy transactions
   (notes 3 and 6):
   Policy purchase payments          3,019,533   3,071,940    6,530,287   119,249       892,329      2,406,616     493,269
   Policy terminations,
      withdrawal payments and
      charges                       (2,586,195) (4,564,166)  (4,902,410)  (79,339)      (14,387)    (2,461,347)   (251,118)
                                   -----------  ----------  -----------   -------       -------     ----------   ---------
Increase (decrease) in net assets
   from Policy transactions            433,338  (1,492,226)   1,627,877    39,910       877,942        (54,731)    242,151
                                   -----------  ----------  -----------   -------       -------     ----------   ---------
Increase (decrease) in net assets   (3,817,805) (1,400,093) (20,110,958)  (16,005)      877,481     (7,756,327)   (625,679)
Net assets at the beginning
   of year                          30,684,454   5,665,854   57,621,431   419,414        25,389     21,313,144   2,195,221
                                   -----------  ----------  -----------   -------       -------     ----------   ---------
Net assets at the end of year      $26,866,649   4,265,761   37,510,473   403,409       902,870     13,556,817   1,569,542
                                   ===========  ==========  ===========   =======       =======     ==========   =========

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                   -------------------------------------------------------------------------------------------------
                                                                                                                         FIDELITY
                                                                                                                            VIP
                                    BLACK ROCK                 FIDELITY VIP                               FIDELITY VIP     ASSET
                                      GLOBAL     FIDELITY VIP    GROWTH &    FIDELITY VIP   FIDELITY VIP     ASSET        MANAGER
                                   GROWTH V.I.*   CONTRAFUND      INCOME     EQUITY-INCOME  HIGH INCOME     MANAGER       GROWTH
                                   ------------  ------------  ------------  -------------  ------------  ------------  ------------
Operations:
   Investment income (loss) - net    $  1,041         40,286       10,550         61,849        78,187         9,099        15,778
   Net realized gains (losses) on
      investments                      (2,744)      (382,116)      61,754       (216,805)      (30,238)       18,059        47,704
   Net change in unrealized
      appreciation or
      depreciation of investments     (58,841)    (2,477,680)    (594,153)    (1,417,929)     (282,467)     (160,423)     (449,857)
                                     --------     ----------    ---------     ----------      --------      --------     ---------
Net increase (decrease) in net
   assets resulting from
   operations                         (60,544)    (2,819,510)    (521,849)    (1,572,885)     (234,518)     (133,265)     (386,375)
                                     --------     ----------    ---------     ----------      --------      --------     ---------
Policy transactions
   (notes 3 and 6):
   Policy purchase payments           268,268      1,602,006      442,627        421,414       226,331       169,481       324,283
   Policy terminations,
      withdrawal payments and
      charges                          (7,507)    (1,924,680)    (479,597)      (757,028)     (180,940)     (196,170)     (435,299)
                                     --------     ----------    ---------     ----------      --------      --------     ---------
Increase (decrease) in net assets
   from Policy transactions           260,761       (322,674)     (36,970)      (335,614)       45,391       (26,689)     (111,016)
                                     --------     ----------    ---------     ----------      --------      --------     ---------
Increase (decrease) in net assets     200,217     (3,142,184)    (558,819)    (1,908,499)     (189,127)     (159,954)     (497,391)
Net assets at the beginning
   of year                                 --      6,919,829    1,312,401      3,897,892       906,877       463,769     1,193,375
                                     --------     ----------    ---------     ----------      --------      --------     ---------
Net assets at the end of year        $200,217      3,777,645      753,582      1,989,393       717,750       303,815       695,984
                                     ========     ==========    =========     ==========      ========      ========     =========

*    For the period from April 28, 2008 through December 31, 2008

See accompanying notes to financial statements.

                                                                           SEGREGATED SUB-ACCOUNTS
                                   -------------------------------------------------------------------------------------------------
                                                                FIDELITY VIP                FIDELITY VIP
                                   FIDELITY VIP  FIDELITY VIP      GROWTH     FIDELITY VIP   INVESTMENT   FIDELITY VIP  FIDELITY VIP
                                     BALANCED       GROWTH     OPPORTUNITIES    INDEX 500    GRADE BOND     MID-CAP     MONEY MARKET
                                   ------------  ------------  -------------  ------------  ------------  ------------  ------------
Operations:
   Investment income (loss) - net   $   4,772         26,153         2,101        38,514        16,593         10,587       25,415
   Net realized gains (losses) on
      investments                     (33,544)       275,038          (426)        3,064        (1,989)       905,096           --
   Net change in unrealized
      appreciation or
      depreciation of investments    (101,085)    (3,140,298)     (841,493)     (861,222)      (29,540)    (3,423,207)          --
                                    ---------     ----------     ---------     ---------      --------     ----------    ---------
Net increase (decrease) in net
   assets resulting from
   operations                        (129,857)    (2,839,107)     (839,818)     (819,644)      (14,936)    (2,507,524)      25,415
                                    ---------     ----------     ---------     ---------      --------     ----------    ---------
Policy transactions
   (notes 3 and 6):
   Policy purchase payments           253,054      1,452,704       513,410       781,107       216,446      1,084,828      948,723
   Policy terminations,
      withdrawal payments and
      charges                        (214,906)    (2,256,045)     (608,613)     (766,245)     (194,508)    (2,457,717)    (718,142)
                                    ---------     ----------     ---------     ---------      --------     ----------    ---------
Increase (decrease) in net assets
   from Policy transactions            38,148       (803,341)      (95,203)       14,862        21,938     (1,372,889)     230,581
                                    ---------     ----------     ---------     ---------      --------     ----------    ---------
Increase (decrease) in net assets     (91,709)    (3,642,448)     (935,021)     (804,782)        7,002     (3,880,413)     255,996
Net assets at the beginning
   of year                            333,027      6,698,843     1,632,659     2,263,786       434,158      7,530,396      876,673
                                    ---------     ----------     ---------     ---------      --------     ----------    ---------
Net assets at the end of year       $ 241,318      3,056,395       697,638     1,459,004       441,160      3,649,983    1,132,669
                                    =========     ==========     =========     =========      ========     ==========    =========

See accompanying notes to financial statements.

                                                                     SEGREGATED SUB-ACCOUNTS
                                   -----------------------------------------------------------------------------------------------
                                                                                                                          FIDELITY
                                                 FIDELITY VIP    FIDELITY VIP                 FIDELITY VIP  FIDELITY VIP    VIP
                                   FIDELITY VIP   AGGRESSIVE   DYNAMIC CAPITAL  FIDELITY VIP     VALUE         GROWTH       REAL
                                     OVERSEAS       GROWTH       APPRECIATION       VALUE       STRATEGY       STOCK       ESTATE
                                   ------------  ------------  ---------------  ------------  ------------  ------------  --------
Operations:
   Investment income (loss) - net   $    80,915        (390)          1,188            526           881           (20)     4,681
   Net realized gains (losses) on
      investments                       564,829     (29,328)        (12,971)       (19,222)       (7,518)       (4,483)   (53,927)
   Net change in unrealized
      appreciation or
      depreciation of investments    (2,504,123)    (70,045)        (99,634)       (30,100)     (100,259)      (15,187)   (23,443)
                                    -----------    --------        --------       --------      --------       -------    -------
Net increase (decrease) in net
   assets resulting from
   operations                        (1,858,379)    (99,763)       (111,417)       (48,796)     (106,896)      (19,690)   (72,689)
                                    -----------    --------        --------       --------      --------       -------    -------
Policy transactions
   (notes 3 and 6):
   Policy purchase payments             754,190      96,601          82,173         32,705        54,296        29,169     92,161
   Policy terminations,
      withdrawal payments and
      charges                        (1,030,518)   (116,821)        (69,408)       (90,730)      (70,774)      (18,162)   (72,131)
                                    -----------    --------        --------       --------      --------       -------    -------
Increase (decrease) in net assets
   from Policy transactions            (276,328)    (20,220)         12,765        (58,025)      (16,478)       11,007     20,030
                                    -----------    --------        --------       --------      --------       -------    -------
Increase (decrease) in net assets    (2,134,707)   (119,983)        (98,652)      (106,821)     (123,374)       (8,683)   (52,659)
Net assets at the beginning
   of year                            4,447,629     234,606         273,044        157,282       219,942        37,168    176,866
                                    -----------    --------        --------       --------      --------       -------    -------
Net assets at the end of year       $ 2,312,922     114,623         174,392         50,461        96,568        28,485    124,207
                                    ===========    ========        ========       ========      ========       =======    =======

See accompanying notes to financial statements.

                                                                     SEGREGATED SUB-ACCOUNTS
                                   ------------------------------------------------------------------------------------------------
                                   FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                     STRATEGIC   INTL CAPITAL     VALUE      FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                      INCOME     APPRECIATION    LEADERS     FREEDOM 2010  FREEDOM 2015  FREEDOM 2020  FREEDOM 2025
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
Operations:
   Investment income (loss) - net    $  2,543          (323)          259          332           312           297            371
   Net realized gains (losses) on
      investments                        (342)      (33,492)       (3,107)      (1,218)         (213)       (1,092)          (669)
   Net change in unrealized
      appreciation or
      depreciation of investments      (7,216)      (49,833)       (3,755)      (2,356)       (2,765)       (2,797)        (3,432)
                                     --------       -------       -------       ------        ------        ------         ------
Net increase (decrease) in net
   assets resulting from
   operations                          (5,015)      (83,648)       (6,603)      (3,242)       (2,666)       (3,592)        (3,730)
                                     --------       -------       -------       ------        ------        ------         ------
Policy transactions
   (notes 3 and 6):
   Policy purchase payments            15,826       101,124        16,637       14,365        14,140        13,776         13,298
   Policy terminations,
      withdrawal payments and
      charges                         (19,304)      (57,869)      (12,228)      (9,087)       (5,764)       (7,851)        (6,266)
                                     --------       -------       -------       ------        ------        ------         ------
Increase (decrease) in net assets
   from Policy transactions            (3,478)       43,255         4,409        5,278         8,376         5,925          7,032
                                     --------       -------       -------       ------        ------        ------         ------
Increase (decrease) in net assets      (8,493)      (40,393)       (2,194)       2,036         5,710         2,333          3,302
Net assets at the beginning
   of year                             54,960       134,225        14,143        8,260         3,877         7,268          8,564
                                     --------       -------       -------       ------        ------        ------         ------
Net assets at the end of year        $ 46,467        93,832        11,949       10,296         9,587         9,601         11,866
                                     ========       =======       =======       ======        ======        ======         ======

See accompanying notes to financial statements.

                                                                       SEGREGATED SUB-ACCOUNTS
                                   -------------------------------------------------------------------------------------------
                                                 FIDELITY VIP  FIDELITY VIP  FIDELITY VIP   JANUS    JANUS ASPEN   LORD ABBETT
                                   FIDELITY VIP     FREEDOM    DISCIPLINED     EMERGING     ASPEN   INTERNATIONAL    MID-CAP
                                   FREEDOM 2030     INCOME      SMALL CAP      MARKETS*     FORTY       GROWTH        VALUE
                                   ------------  ------------  ------------  ------------  -------  -------------  -----------
Operations:
   Investment income (loss) - net    $  1,490           185           243           321       (465)      29,159        23,657
   Net realized gains (losses) on
      investments                      (3,026)       (1,642)       (3,091)      (13,698)     3,637      465,332      (180,803)
   Net change in unrealized
      appreciation or
      depreciation of investments     (14,094)         (637)      (10,208)      (11,541)   (68,234)  (2,424,465)     (732,301)
                                     --------       -------       -------       -------    -------   ----------     ---------
Net increase (decrease) in net
   assets resulting from
   operations                         (15,630)       (2,094)      (13,056)      (24,918)   (65,062)  (1,929,974)     (889,447)
                                     --------       -------       -------       -------    -------   ----------     ---------
Policy transactions
   (notes 3 and 6):
   Policy purchase payments            70,422        17,036        27,606        68,499     52,451      182,293       580,683
   Policy terminations,
      withdrawal payments and
      charges                         (31,093)      (13,316)      (17,227)      (22,421)   (12,528)     (91,837)     (578,862)
                                     --------       -------       -------       -------    -------   ----------     ---------
Increase (decrease) in net assets
   from Policy transactions            39,329         3,720        10,379        46,078     39,923       90,456         1,821
                                     --------       -------       -------       -------    -------   ----------     ---------
Increase (decrease) in net assets      23,699         1,626        (2,677)       21,160    (25,139)  (1,839,518)     (887,626)
Net assets at the beginning
   of year                             27,033         4,065        33,631            --    108,479    3,609,018     2,244,695
                                     --------       -------       -------       -------    -------   ----------     ---------
Net assets at the end of year        $ 50,732         5,691        30,954        21,160     83,340    1,769,500     1,357,069
                                     ========       =======       =======       =======    =======   ==========     =========

*    For the period from April 28, 2008 through December 31, 2008

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                   -----------------------------------------------------------------------------------------------
                                                                                                                         IVY FUNDS
                                                                 IVY FUNDS VIP  IVY FUNDS VIP  IVY FUNDS  IVY FUNDS VIP     VIP
                                   IVY FUNDS VIP  IVY FUNDS VIP  INTERNATIONAL    SMALL CAP       VIP       MICRO-CAP    SMALL CAP
                                     BALANCED        GROWTH          VALUE         GROWTH        VALUE       GROWTH        VALUE
                                   -----------------------------------------------------------------------------------------------
Operations:
   Investment income (loss) - net   $     5,693        (2,558)        10,170           (954)       (239)        (472)        (464)
   Net realized gains (losses) on
      investments                        56,512        44,993        (61,803)        (8,813)       (283)       1,136      (36,096)
   Net change in unrealized
      appreciation or
      depreciation of investments    (2,124,233)   (1,222,640)    (1,399,568)       (89,056)    (71,383)     (70,791)     (10,049)
                                    -----------    ----------     ----------       --------     -------      -------     --------
Net increase (decrease) in net
   assets resulting from
   operations                        (2,062,028)   (1,180,205)    (1,451,201)       (98,823)    (71,905)     (70,127)     (46,609)
                                    -----------    ----------     ----------       --------     -------      -------     --------
Policy transactions
   (notes 3 and 6):
   Policy purchase payments             388,684       102,141        294,173         48,699      55,535       18,717       21,703
   Policy terminations,
      withdrawal payments and
      charges                          (818,168)     (288,437)      (960,684)       (94,188)    (42,934)     (11,673)    (153,228)
                                    -----------    ----------     ----------       --------     -------      -------     --------
Increase (decrease) in net assets
   from Policy transactions            (429,484)     (186,296)      (666,511)       (45,489)     12,601        7,044     (131,525)
                                    -----------    ----------     ----------       --------     -------      -------     --------
Increase (decrease) in net assets    (2,491,512)   (1,366,501)    (2,117,712)      (144,312)    (59,304)     (63,083)    (178,134)
Net assets at the beginning
   of year                            9,923,269     3,378,957      4,079,177        284,349     206,714      141,228      255,334
                                    -----------    ----------     ----------       --------     -------      -------     --------
Net assets at the end of year       $ 7,431,757     2,012,456      1,961,465        140,037     147,410       78,145       77,200
                                    ===========    ==========     ==========       ========     =======      =======     ========

See accompanying notes to financial statements.

                                            SEGREGATED SUB-ACCOUNTS
                                   -----------------------------------------
                                                  IVY FUNDS VIP    VAN ECK
                                   IVY FUNDS VIP    SCIENCE &       GLOBAL
                                    CORE EQUITY    TECHNOLOGY    HARD ASSETS
                                   -----------------------------------------
Operations:
   Investment income (loss) - net     $    (91)           (11)        4,628
   Net realized gains (losses) on
      investments                        2,505          8,522       113,342
   Net change in unrealized
      appreciation or
      depreciation of investments      (33,839)      (388,775)   (1,152,816)
                                      --------       --------    ----------
Net increase (decrease) in net
   assets resulting from
   operations                          (31,425)      (380,264)   (1,034,846)
                                      --------       --------    ----------
Policy transactions
   (notes 3 and 6):
   Policy purchase payments             17,042        733,264     1,179,728
   Policy terminations,
      withdrawal payments and
      charges                          (13,106)       (69,345)     (398,255)
                                      --------       --------    ----------
Increase (decrease) in net assets
   from Policy transactions              3,936        663,919       781,473
                                      --------       --------    ----------
Increase (decrease) in net assets      (27,489)       283,655      (253,373)
Net assets at the beginning
   of year                              86,473        670,272     1,452,935
                                      --------       --------    ----------
Net assets at the end of year         $ 58,984        953,927     1,199,562
                                      ========       ========    ==========

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                     YEAR OR PERIOD ENDED DECEMBER 31, 2007

                                                                         SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------------------------------------------
                                                                                           ADVANTUS
                                                     ADVANTUS     ADVANTUS    ADVANTUS     MATURING       ADVANTUS       ADVANTUS
                                         ADVANTUS      MONEY       INDEX      MORTGAGE    GOVERNMENT    INTERNATIONAL   INDEX 400
                                           BOND       MARKET        500      SECURITIES  BOND 2010 (a)       BOND         MID-CAP
                                       -----------  ----------  -----------  ----------  -------------  -------------  ----------
Operations:
   Investment income (loss) - net      $    (3,217)    261,406      (76,532)      (469)         (59)           (66)        (2,672)
   Net realized gains (losses) on
      investments                        1,034,254          --    3,226,266      8,084        5,535            249      1,037,644
   Net change in unrealized
      appreciation or depreciation
      of investments                      (337,952)         --     (606,089)     3,903          499          1,769        394,978
                                       -----------  ----------  -----------   --------     --------        -------     ----------
Net increase (decrease) in net assets
   resulting from operations               693,085     261,406    2,543,645     11,518        5,975          1,952      1,429,950
                                       -----------  ----------  -----------   --------     --------        -------     ----------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments              4,551,511   5,974,750    8,189,881    213,713       54,651          7,694      3,100,487
   Policy terminations, withdrawal
      payments and charges              (5,520,873) (5,498,998) (12,257,811)  (101,698)    (254,220)        (2,823)    (2,480,032)
                                       -----------  ----------  -----------   --------     --------        -------     ----------
Increase (decrease) in net assets
   from Policy transactions               (969,362)    475,752   (4,067,930)   112,015     (199,569)         4,871        620,455
                                       -----------  ----------  -----------   --------     --------        -------     ----------
Increase (decrease) in net assets         (276,277)    737,158   (1,524,285)   123,533     (193,594)         6,823      2,050,405
Net assets at the beginning of year     30,960,731   4,928,696   59,145,716    295,881      193,594         18,566     19,262,739
                                       -----------  ----------  -----------   --------     --------        -------     ----------
Net assets at the end of year          $30,684,454   5,665,854   57,621,431    419,414           --         25,389     21,313,144
                                       ===========  ==========   ===========  ========     ========        =======     ==========

(a) For the period January 1, 2007 to December 7, 2007. Pursuant to shareholder approval, the Maturing Government Bond 2010 sub-account made a liquidating distribution and ceased operations on December 7, 2007.

See accompanying notes to financial statements.

                                                       SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------
                                         ADVANTUS                 FIDELITY VIP
                                       REAL ESTATE  FIDELITY VIP    GROWTH &    FIDELITY VIP
                                        SECURITIES   CONTRAFUND      INCOME     EQUITY-INCOME
                                       -----------  ------------  ------------  -------------
Operations:
   Investment income (loss) - net      $    (1,963)      44,972        52,522         65,736
   Net realized gains (losses) on
      investments                          274,864    2,182,966        98,670        442,281
   Net change in unrealized
      appreciation or depreciation
      of investments                      (707,319)  (1,204,215)      (12,372)      (622,536)
                                       -----------   ----------     ---------      ---------
Net increase (decrease) in net assets
   resulting from operations              (434,418)   1,023,723       138,820       (114,519)
                                       -----------   ----------     ---------      ---------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments              1,856,653    1,472,945       424,339      2,635,662
   Policy terminations, withdrawal
      payments and charges              (1,270,356)  (1,532,250)     (439,654)      (500,043)
                                       -----------   ----------     ---------      ---------
Increase (decrease) in net assets
   from Policy transactions                586,297      (59,305)      (15,315)     2,135,619
                                       -----------   ----------     ---------      ---------
Increase (decrease) in net assets          151,879      964,418       123,505      2,021,100
Net assets at the beginning of year      2,043,342    5,955,411     1,188,896      1,876,792
                                       -----------   ----------     ---------      ---------
Net assets at the end of year          $ 2,195,221    6,919,829     1,312,401      3,897,892
                                       ===========   ==========     =========      =========


                                                 SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------
                                                     FIDELITY VIP   FIDELITY VIP
                                       FIDELITY VIP      ASSET         ASSET
                                        HIGH INCOME     MANAGER    MANAGER GROWTH
                                       ------------  ------------  --------------
Operations:
   Investment income (loss) - net           72,510       25,227         43,062
   Net realized gains (losses) on
      investments                          (25,326)      25,410         54,384
   Net change in unrealized
      appreciation or depreciation
      of investments                       (50,556)       9,888         88,554
                                        ----------     --------      ---------
Net increase (decrease) in net assets
   resulting from operations                (3,372)      60,525        186,000
                                        ----------     --------      ---------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments              1,085,407      129,921        286,485
   Policy terminations, withdrawal
      payments and charges              (1,014,194)    (133,291)      (284,787)
                                        ----------     --------      ---------
Increase (decrease) in net assets
   from Policy transactions                 71,213       (3,370)         1,698
                                        ----------     --------      ---------
Increase (decrease) in net assets           67,841       57,155        187,698
Net assets at the beginning of year        839,036      406,614      1,005,677
                                        ----------     --------      ---------
Net assets at the end of year              906,877      463,769      1,193,375
                                        ==========     ========      =========

See accompanying notes to financial statements.

                                                       SEGREGATED SUB-ACCOUNTS
                                       -------------------------------------------------------
                                                                   FIDELITY VIP
                                       FIDELITY VIP  FIDELITY VIP     GROWTH      FIDELITY VIP
                                         BALANCED       GROWTH     OPPORTUNITIES    INDEX 500
                                       ------------  ------------  -------------  ------------
Operations:
   Investment income (loss) - net        $  16,926        32,086         (3,682)       76,872
   Net realized gains (losses) on
      investments                           19,602       423,726        119,136       192,187
   Net change in unrealized
      appreciation or depreciation
      of investments                       (11,148)      916,472        177,821      (145,573)
                                         ---------    ----------      ---------     ---------
Net increase (decrease) in net assets
   resulting from operations                25,380     1,372,284        293,275       123,486
                                         ---------    ----------      ---------     ---------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments                176,537     1,997,509        519,961       749,037
   Policy terminations, withdrawal
      payments and charges                (156,655)   (1,783,109)      (486,486)     (887,348)
                                         ---------    ----------      ---------     ---------
Increase (decrease) in net assets
   from Policy transactions                 19,882       214,400         33,475      (138,311)
                                         ---------    ----------      ---------     ---------
Increase (decrease) in net assets           45,262     1,586,684        326,750       (14,825)
Net assets at the beginning of year        287,765     5,112,159      1,305,909     2,278,611
                                         ---------    ----------      ---------     ---------
Net assets at the end of year            $ 333,027     6,698,843      1,632,659     2,263,786
                                         =========    ==========      =========     =========


                                                SEGREGATED SUB-ACCOUNTS
                                       -----------------------------------------
                                       FIDELITY VIP
                                        INVESTMENT   FIDELITY VIP  FIDELITY VIP
                                        GRADE BOND      MID-CAP    MONEY MARKET
                                       ------------  ------------  ------------
Operations:
   Investment income (loss) - net          19,327         21,997        37,918
   Net realized gains (losses) on
      investments                          (6,070)     1,578,358            --
   Net change in unrealized
      appreciation or depreciation
      of investments                        5,000       (530,105)           --
                                         --------     ----------    ----------
Net increase (decrease) in net assets
   resulting from operations               18,257      1,070,250        37,918
                                         --------     ----------    ----------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments               173,948      1,361,660     1,355,504
   Policy terminations, withdrawal
      payments and charges               (259,904)    (1,950,851)   (1,262,587)
                                         --------     ----------    ----------
Increase (decrease) in net assets
   from Policy transactions               (85,956)      (589,191)       92,917
                                         --------     ----------    ----------
Increase (decrease) in net assets         (67,699)       481,059       130,835
Net assets at the beginning of year       501,857      7,049,337       745,838
                                         --------     ----------    ----------
Net assets at the end of year             434,158      7,530,396       876,673
                                         ========     ==========    ==========

See accompanying notes to financial statements.

                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------
                                                     FIDELITY VIP    FIDELITY VIP
                                       FIDELITY VIP   AGGRESSIVE   DYNAMIC CAPITAL  FIDELITY VIP
                                         OVERSEAS       GROWTH       APPRECIATION       VALUE
                                       ------------  ------------  ---------------  ------------
Operations:
   Investment income (loss) - net      $   129,934          403          1,945          11,791
   Net realized gains (losses) on
      investments                          649,538       46,863         47,520          29,020
   Net change in unrealized
      appreciation or depreciation of
         investments                      (123,328)      (9,400)       (27,438)        (31,084)
                                       -----------     --------       --------        --------
Net increase (decrease) in net assets
   resulting from operations               656,144       37,866         22,027           9,727
                                       -----------     --------       --------        --------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments                832,023      170,316         70,486          94,204
   Policy terminations, withdrawal
      payments and charges              (1,004,507)    (318,055)      (108,209)       (123,389)
                                       -----------     --------       --------        --------
Increase (decrease) in net assets
   from Policy transactions               (172,484)    (147,739)       (37,723)        (29,185)
                                       -----------     --------       --------        --------
Increase (decrease) in net assets          483,660     (109,873)       (15,696)        (19,458)
Net assets at the beginning of year      3,963,969      344,479        288,740         176,740
                                       -----------     --------       --------        --------
Net assets at the end of year          $ 4,447,629      234,606        273,044         157,282
                                       ===========     ========       ========        ========

                                                SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------
                                       FIDELITY VIP  FIDELITY VIP
                                           VALUE        GROWTH     FIDELITY VIP
                                         STRATEGY        STOCK      REAL ESTATE
                                       ------------  ------------  ------------
Operations:
   Investment income (loss) - net          16,728          (66)         4,328
   Net realized gains (losses) on
      investments                          12,556        5,751         69,714
   Net change in unrealized
      appreciation or depreciation of
         investments                      (20,954)      (1,173)      (115,141)
                                         --------      -------       --------
Net increase (decrease) in net assets
   resulting from operations                8,330        4,512        (41,099)
                                         --------      -------       --------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments               142,989       39,182        114,382
   Policy terminations, withdrawal
      payments and charges               (122,489)     (27,710)      (204,368)
                                         --------      -------       --------
Increase (decrease) in net assets
   from Policy transactions                20,500       11,472        (89,986)
                                         --------      -------       --------
Increase (decrease) in net assets          28,830       15,984       (131,085)
Net assets at the beginning of year       191,112       21,184        307,951
                                         --------      -------       --------
Net assets at the end of year             219,942       37,168        176,866
                                         ========      =======       ========

See accompanying notes to financial statements.

                                                       SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------
                                       FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                         STRATEGIC   INTL CAPITAL      VALUE     FIDELITY VIP
                                          INCOME     APPRECIATION     LEADERS    FREEDOM 2010
                                       ------------  ------------  ------------  ------------
Operations:
   Investment income (loss) - net        $  2,397          852           212           190
   Net realized gains (losses) on
      investments                           2,392       19,127         1,856           366
   Net change in unrealized
      appreciation or depreciation of
         investments                       (1,401)     (23,497)       (1,575)         (258)
                                         --------      -------       -------        ------
Net increase (decrease) in net assets
   resulting from operations                3,388       (3,518)          493           298
                                         --------      -------       -------        ------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments                68,598      178,675        16,991         7,050
   Policy terminations, withdrawal
      payments and charges                (58,081)     (47,121)      (11,906)       (2,236)
                                         --------      -------       -------        ------
Increase (decrease) in net assets
   from Policy transactions                10,517      131,554         5,085         4,814
                                         --------      -------       -------        ------
Increase (decrease) in net assets          13,905      128,036         5,578         5,112
Net assets at the beginning of year        41,055        6,189         8,565         3,148
                                         --------      -------       -------        ------
Net assets at the end of year            $ 54,960      134,225        14,143         8,260
                                         ========      =======       =======        ======

                                                SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------
                                       FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                       FREEDOM 2015  FREEDOM 2020  FREEDOM 2025
                                       ------------  ------------  ------------
Operations:
   Investment income (loss) - net             98           140           165
   Net realized gains (losses) on
      investments                            237           467           395
   Net change in unrealized
      appreciation or depreciation of
         investments                         (41)         (235)         (111)
                                          ------        ------        ------
Net increase (decrease) in net assets
   resulting from operations                 294           372           449
                                          ------        ------        ------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments                1,867         6,491         6,775
   Policy terminations, withdrawal
      payments and charges                (1,452)       (2,837)       (1,902)
                                          ------        ------        ------
Increase (decrease) in net assets
   from Policy transactions                  415         3,654         4,873
                                          ------        ------        ------
Increase (decrease) in net assets            709         4,026         5,322
Net assets at the beginning of year        3,168         3,242         3,242
                                          ------        ------        ------
Net assets at the end of year              3,877         7,268         8,564
                                          ======        ======        ======

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                                     FIDELITY VIP  FIDELITY VIP   JANUS    JANUS ASPEN   LORD ABBETT
                                       FIDELITY VIP    FREEDOM     DISCIPLINED    ASPEN   INTERNATIONAL    MID-CAP    WADDELL & REED
                                       FREEDOM 2030     INCOME      SMALL CAP     FORTY       GROWTH        VALUE        BALANCED
                                       ------------  ------------  ------------  -------  -------------  -----------  --------------
Operations:
   Investment income (loss) - net        $   514          148            115        (240)      11,723        10,434        131,893
   Net realized gains (losses) on
      investments                          1,614           49            978       7,191       49,149       428,640        166,983
   Net change in unrealized
      appreciation or depreciation of
         investments                        (708)          (5)        (2,325)     20,846      705,836      (391,564)       946,431
                                         --------       -----        -------     -------    ---------    ----------     ----------
Net increase (decrease) in net assets
   resulting from operations               1,420          192         (1,232)     27,797      766,708        47,510      1,245,307
                                         --------       -----        -------     -------    ---------    ----------     ----------
Policy transactions (notes 2, 3 and
   5):
   Policy purchase payments               31,943        1,158         33,524      24,852      939,375     1,197,012        940,961
   Policy terminations, withdrawal
      payments and charges                 (9,688)       (355)       (11,951)    (18,689)    (119,249)   (1,474,365)    (1,607,687)
                                         --------       -----        -------     -------    ---------    ----------     ----------
Increase (decrease) in net assets
   from Policy transactions                22,255         803         21,573       6,163      820,126      (277,353)      (666,726)
                                         --------       -----        -------     -------    ---------    ----------     ----------
Increase (decrease) in net assets          23,675         995         20,341      33,960    1,586,834      (229,843)       578,581
Net assets at the beginning of year         3,358       3,070         13,290      74,519    2,022,184     2,474,538      9,344,688
                                         --------       -----        -------     -------    ---------    ----------     ----------
Net assets at the end of year            $ 27,033       4,065         33,631     108,479    3,609,018     2,244,695      9,923,269
                                         ========       =====        =======     =======    =========    ==========     ==========

See accompanying notes to financial statements.

                                                                                      SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------------------------------
                                                                                 WADDELL & REED  WADDELL & REED
                                                                 WADDELL & REED   INTERNATIONAL    SMALL CAP     WADDELL & REED
                                                                     GROWTH           VALUE          GROWTH           VALUE
                                                                 --------------  --------------  --------------  --------------
Operations:
   Investment income (loss) - net                                  $   (2,729)        59,429          (1,271)          1,083
   Net realized gains (losses) on investments                          79,958        402,792          38,677          40,821
   Net change in unrealized appreciation or depreciation
      of investments                                                  616,347       (135,796)         (4,030)        (32,968)
                                                                   ----------      ---------         -------        --------
Net increase (decrease) in net assets resulting from operations       693,576        326,425          33,376           8,936
                                                                   ----------      ---------         -------        --------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                           105,638      1,803,549          57,045          46,595
   Policy terminations, withdrawal payments and charges              (124,544)      (146,181)        (60,132)       (108,457)
                                                                   ----------      ---------         -------        --------
Increase (decrease) in net assets from Policy transactions            (18,906)     1,657,368          (3,087)        (61,862)
                                                                   ----------      ---------         -------        --------
Increase (decrease) in net assets                                     674,670      1,983,793          30,289         (52,926)
Net assets at the beginning of year                                 2,704,287      2,095,384         254,060         259,640
                                                                   ----------      ---------         -------        --------
Net assets at the end of year                                      $3,378,957      4,079,177         284,349         206,714
                                                                   ==========      =========         =======        ========

                                                                             SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------------
                                                                 WADDELL & REED  WADDELL & REED
                                                                    MICRO-CAP       SMALL CAP    WADDELL & REED
                                                                     GROWTH           VALUE        CORE EQUITY
                                                                 --------------  --------------  --------------
Operations:
   Investment income (loss) - net                                      (596)           (950)            284
   Net realized gains (losses) on investments                         8,895          15,551          10,973
   Net change in unrealized appreciation or depreciation
      of investments                                                   (640)        (26,847)         (2,018)
                                                                    -------         -------         -------
Net increase (decrease) in net assets resulting from operations       7,659         (12,246)          9,239
                                                                    -------         -------         -------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                          27,441          28,467          26,788
   Policy terminations, withdrawal payments and charges             (23,858)        (20,133)        (12,059)
                                                                    -------         -------         -------
Increase (decrease) in net assets from Policy transactions            3,583           8,334          14,729
                                                                    -------         -------         -------
Increase (decrease) in net assets                                    11,242          (3,912)         23,968
Net assets at the beginning of year                                 129,986         259,246          62,505
                                                                    -------         -------         -------
Net assets at the end of year                                       141,228         255,334          86,473
                                                                    =======         =======         =======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                         PERIOD ENDED DECEMBER 31, 2007

                                                                    SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------
                                                                 WADDELL & REED     VAN ECK
                                                                    SCIENCE &      WORLDWIDE
                                                                   TECHNOLOGY*   HARD ASSETS*
                                                                 --------------  ------------
Operations:
   Investment income (loss) - net                                  $      (8)           (14)
   Net realized gains (losses) on investments                        114,124         (3,471)
   Net change in unrealized appreciation or depreciation
      of investments                                                 (99,810)       124,156
                                                                   ---------      ---------
Net increase (decrease) in net assets resulting from operations       14,306        120,671
                                                                   ---------      ---------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                          938,331      1,630,965
   Policy terminations, withdrawal payments and charges             (282,365)      (298,701)
                                                                   ---------      ---------
Increase (decrease) in net assets from Policy transactions           655,966      1,332,264
                                                                   ---------      ---------
Increase (decrease) in net assets                                    670,272      1,452,935
Net assets at the beginning of period                                     --             --
                                                                   ---------      ---------
Net assets at the end of period                                    $ 670,272      1,452,935
                                                                   =========      =========

See accompanying notes to financial statements.

* For the period from May 31, 2007 (commencement of operations) to December 31, 2007.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2008 AND 2007

(1)  ORGANIZATION AND BASIS OF PRESENTATION

The Minnesota Life Variable Universal Life Account (the Account), was established on August 8, 1994 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account commenced operations on March 8, 1995. The Account currently offers four types of policies, herein referred to as Option 1, 2, 3 and 4, consisting of fifty-two segregated sub-accounts to which policy owners may allocate their purchase payments and each having a different mortality and expense charge and unit value. The Account charges a mortality and expense risk charge, which varies based on the group-sponsored insurance program under which the policy is issued. The differentiating features of the policies are described in note 3 below.

The assets of each segregated sub-account are held for the exclusive benefit of the group-sponsored variable universal life insurance policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life. Variable universal life policy owners allocate their purchase payments to one or more of the fifty-two segregated sub-accounts. Such payments are then invested in shares of the Advantus Series Fund, Inc., Black Rock Funds, Inc., Fidelity Variable Insurance Products Fund, Janus Aspen Series, Lord Abbett Funds, Inc., Ivy Funds VIP, Inc., or Van Eck Funds, Inc. (collectively, the Underlying Funds). Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Advantus International Bond Portfolio which is non-diversified), open-end management investment company.

Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, (Advantus) acts as the investment advisor for the Advantus Series Funds, Inc. Both Securian and Advantus are affiliate companies of Minnesota Life.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

INVESTMENTS IN UNDERLYING FUNDS

Investments in shares of the Underlying Funds are stated at fair value which is the net asset value per share as determined daily by each Underlying Fund. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the FIFO basis.

All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The Advantus Series Fund, Inc. Portfolios and other non-affiliated funds may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Funds. Therefore, no investment income is recorded in the statements of operations related to such consent dividends.

FEDERAL INCOME TAXES

The Account is treated as part of Minnesota Life for federal income tax purposes. Under current interpretation of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Underlying Funds. Any applicable taxes will be the responsibility of the policy owners or beneficiaries upon termination or withdrawal.

INVESTMENTS

During the year ended December 31, 2008, several portfolios merged. The portfolio names and effective date of the mergers are summarized in the following table.

CLOSED PORTFOLIO                     RECEIVING PORTFOLIO                 DATE MERGED
----------------------------------   ---------------------------------   -------------
Waddell & Reed Balanced              Ivy Funds VIP Balanced              July 31, 2008
Waddell & Reed Growth                Ivy Funds VIP Growth                July 31, 2008
Waddell & Reed International Value   Ivy Funds VIP International Value   July 31, 2008
Waddell & Reed Small Cap Growth      Ivy Funds VIP Small Cap Growth      July 31, 2008
Waddell & Reed Value                 Ivy Funds VIP Value                 July 31, 2008
Waddell & Reed Micro-Cap Growth      Ivy Funds VIP Micro-Cap Growth      July 31, 2008
Waddell & Reed Small Cap Value       Ivy Funds VIP Small Cap Value       July 31, 2008
Waddell & Reed Core Equity           Ivy Funds VIP Core Equity           July 31, 2008

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS

OPTION 1:

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.50 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account. This is charged through the daily unit value calculation.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A sales load of up to 5.00 percent is deducted from each premium payment. The total sales charges deducted from premium payments for the years ended December 31, 2008 and 2007 amounted to $38,797 and $50,091, respectively.

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2008 and 2007 amounted to $48,631 and $54,528, respectively.

     A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2008 and 2007 amounted to $6,166 and $8,465, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract. See the table below for these charges.

The total cash value charges for the years ended December 31, 2008 and 2007 for each applicable segregated sub-account are as follows:

                                            2008       2007
                                          --------   --------
Advantus Bond Class 2                     $  5,778   $  4,644
Advantus Money Market                       50,266    135,832
Advantus Index 500 Class 2                 286,955    206,506
Advantus Mortgage Securities Class 2         4,700      5,040
Advantus Maturing Government Bond 2010          --      1,606
Advantus International Bond Class 2          1,517      1,023
Advantus Index 400 Mid-Cap Class 2          12,019      9,720
Advantus Real Estate Securities Class 2      3,876      4,021
Fidelity VIP Contrafund                     20,186     18,897
Fidelity VIP Equity-Income                 203,222     73,516
Fidelity VIP High Income                     2,990      2,762
Janus Aspen Forty                            9,596      7,638
Janus International Growth                   8,218      6,893
Ivy Funds VIP Balanced                      42,385     32,360
Ivy Funds VIP Growth                        47,257     40,979
Ivy Funds VIP International Value           16,019     16,370
Ivy Funds VIP Small Cap Growth              25,901     23,280
Ivy Funds VIP Value                         19,635     16,084
Ivy Funds VIP Micro-Cap Growth               4,259      5,264
Ivy Funds VIP Small Cap Value                7,356      7,399
Ivy Funds VIP Core Equity                    3,884      3,567

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.70% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee ranging from 0.02% to 1.19% of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

OPTION 2:

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.25 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account. This is charged through the daily unit value calculation.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A sales load of up to 5.00 percent is deducted from each premium payment. The total sales charges deducted from premium payments for the years ended December 31, 2008 and 2007 amounted to $35,928 and $20,478, respectively.

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2008 and 2007 amounted to $416,207 and $382,434, respectively.

     A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2008 and 2007 amounted to $72,063 and $67,834, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract. See the table below for these charges.

The total cash value charges for the years ended December 31, 2008 and 2007 for each applicable segregated sub-account are as follows:

                                                     2008         2007
                                                  ----------   ----------
Advantus Bond Class 2                             $  169,038   $  140,815
Advantus Money Market                                321,701      202,885
Advantus Index 500 Class 2                           347,549      332,882
Advantus Mortgage Securities Class 2                   3,050        1,848
Advantus Maturing Government Bond 2010                    --        2,927
Advantus International Bond Class 2                   10,527        1,452
Advantus Index 400 Mid-Cap Class 2                   186,554      177,880
Advantus Real Estate Securities Class 2               22,644       23,140
Black Rock Global Growth V.I                             230           --
Fidelity VIP Contrafund                            1,255,619    1,147,533
Fidelity VIP Growth & Income                         422,895      389,668
Fidelity VIP Equity-Income                           257,262      247,167
Fidelity VIP High Income                             168,264      155,234
Fidelity VIP Asset Manager                           126,496      110,374
Fidelity VIP Asset Manager Growth                    283,902      253,987
Fidelity VIP Balanced                                153,874      135,595
Fidelity VIP Growth                                1,348,315    1,280,282
Fidelity VIP Growth Opportunities                    442,114      416,116
Fidelity VIP Index 500                               618,486      572,893
Fidelity VIP Investment Grade Bond                   118,470      100,052
Fidelity VIP Mid-Cap                                 892,922      862,849
Fidelity VIP Money Market                            404,220      358,954
Fidelity VIP Overseas                                582,763      539,111
Fidelity VIP Aggressive Growth                        64,881       54,127
Fidelity VIP Dynamic Capital Appreciation             24,066       22,431
Fidelity VIP Value                                    20,912       19,273
Fidelity VIP Value Strategy                           28,851       27,115
Fidelity VIP Growth Stock                             16,378       11,005
Fidelity VIP Real Estate                              49,386       48,746
Fidelity VIP Strategic Income                          5,958           --
Fidelity VIP International Capital Appreciation       26,956        7,440
Fidelity VIP Value Leaders                             4,128        1,152

                                                     2008         2007
                                                  ----------   ----------
Fidelity VIP Freedom 2010                         $    6,871   $       --
Fidelity VIP Freedom 2015                              3,995           --
Fidelity VIP Freedom 2020                              7,468        2,162
Fidelity VIP Freedom 2025                              5,528        1,340
Fidelity VIP Freedom 2030                             26,239        2,763
Fidelity VIP Freedom Income                            1,648
Fidelity VIP Disciplined Small Cap                     7,404        1,827
Fidelity VIP Emerging Markets                          1,890           --
Janus Aspen Forty                                      3,503        1,719
Janus Aspen International Growth                      25,467       20,155
Lord Abbett Mid-Cap Value                              4,479        2,525
Ivy Funds VIP Balanced                                16,840       11,188
Ivy Funds VIP Growth                                  18,135       14,480
Ivy Funds VIP International Value                     19,169       21,824
Ivy Funds VIP Small Cap Growth                        11,322        7,005
Ivy Funds VIP Value                                   10,785        8,708
Ivy Funds VIP Micro-Cap Growth                         3,961        3,552
Ivy Funds VIP Small Cap Value                          7,257        6,056
Ivy Funds VIP Core Equity                              4,348        2,171
Ivy Funds VIP Science & Technology                        99           --
Van Eck Global Hard Assets                               108           --

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.70% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee ranging from 0.02% to 1.19% of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

OPTION 3:

There is no mortality and expense charge on Option 3 policies.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A sales load of up to 5.00 percent is deducted from each premium payment. The total sales charges deducted from premium payments for the years ended December 31, 2008 and 2007 amounted to $1,937 and $936, respectively.

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2008 and 2007 amounted to $2,442 and $2,461, respectively.

     A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus

     Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2008 and 2007 amounted to $1,456 and $1,538, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract. See the table below for these charges.

The total cash value charges for the years ended December 31, 2008 and 2007, for each applicable segregated sub-accounts are as follows:

                                                     2008         2007
                                                  ----------   ----------
Advantus Bond Class 2                             $1,057,608   $  973,808
Advantus Money Market                                539,198      427,975
Advantus Index 500 Class 2                         1,599,685    1,536,358
Advantus Index 400 Mid-Cap Class 2                 1,153,377    1,091,645
Advantus Real Estate Securities Class 2               45,668       47,325
Ivy Funds VIP Balanced                               155,023      144,862
Ivy Funds VIP Growth                                  63,464       51,928

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.70% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee ranging from 0.02% to 1.19% of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

OPTION 4:

There is no mortality and expense charge on Option 4 policies; however, there is a 0.10% administrative charge.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. There were no premium tax charges deducted from premium payments for the years ended December 31, 2008 and 2007.

     A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. There were no federal tax charges for the years ended December 31, 2008 and 2007.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract. There were no cash value charges for the years ended December 31, 2008 and 2007.

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.70% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee ranging from 0.02% to 1.19% of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

(4)  FAIR VALUE MEASUREMENTS

The Account adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS (FAS 157), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Account would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below.

Level 1 - quoted prices in active markets for identical investments.

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - significant unobservable inputs (including the Account's own assumptions in determining the fair value of investments).

The valuation techniques used by the Account to measure fair value during the year ended December 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended December 31, 2008, all investments in the Account were valued using Level 1 inputs. There were no Level 2 or Level 3 inputs used to value the investments during the period.

(5)  INVESTMENT TRANSACTIONS

     The Account's purchases of Underlying Funds shares, including reinvestment of dividend distributions, were as follows during the period ended December 31, 2008:

Advantus Bond Class 2                       $3,014,638
Advantus Money Market                        3,165,112
Advantus Index 500 Class 2                   6,490,468
Advantus Mortgage Securities Class 2           119,110
Advantus International Bond Class 2            891,967
Advantus Index 400 Mid-Cap Class 2           2,404,955
Advantus Real Estate Securities Class 2        492,666
Black Rock Global Growth V.I.                  269,315
Fidelity VIP Contrafund                      1,809,550
Fidelity VIP Growth & Income                   567,243
Fidelity VIP Equity-Income                     491,739
Fidelity VIP High Income                       305,187
Fidelity VIP Asset Manager                     220,794
Fidelity VIP Asset Manager Growth              341,314
Fidelity VIP Balanced                          268,609
Fidelity VIP Growth                          1,482,739
Fidelity VIP Growth Opportunities              516,049
Fidelity VIP Index 500                         841,283
Fidelity VIP Investment Grade Bond             233,678
Fidelity VIP Mid-Cap                         2,124,224
Fidelity VIP Money Market                      974,732
Fidelity VIP Overseas                        1,269,621
Fidelity VIP Aggressive Growth                  96,615
Fidelity VIP Dynamic Capital Appreciation       85,004
Fidelity VIP Value                              37,653
Fidelity VIP Value Strategy                     91,946
Fidelity VIP Growth Stock                       29,184
Fidelity VIP Real Estate                        99,170
Fidelity VIP Strategic Income                   18,749
Fidelity VIP Intl Capital Appreciation         101,649
Fidelity VIP Value Leaders                      16,931
Fidelity VIP Freedom 2010                       15,212
Fidelity VIP Freedom 2015                       14,844
Fidelity VIP Freedom 2020                       14,631
Fidelity VIP Freedom 2025                       14,444
Fidelity VIP Freedom 2030                       75,480

Fidelity VIP Freedom Income                     17,325
Fidelity VIP Disciplined Small Cap              27,899
Fidelity VIP Emerging Markets                   68,851
Janus Aspen Forty                               52,293
Janus Aspen International Growth               676,461
Lord Abbett Mid-Cap Value                      683,753
Ivy Funds VIP Balanced                         402,460
Ivy Funds VIP Growth                           128,278
Ivy Funds VIP International Value              361,074
Ivy Funds VIP Small Cap Growth                  51,116
Ivy Funds VIP Value                             57,115
Ivy Funds VIP Micro-Cap Growth                  18,517
Ivy Funds VIP Small Cap Value                   23,460
Ivy Funds VIP Core Equity                       19,308
Ivy Funds VIP Science & Technology             767,644
Van Eck Global Hard Assets                   1,438,521

(6) UNIT ACTIVITY FROM POLICY TRANSACTIONS

Transactions in units for each segregated sub-account for the years ended December 31, 2008 and 2007 were as follows:

                                                               SEGREGATED SUB-ACCOUNTS
                                        -----------------------------------------------------------------
                                                                   ADVANTUS     ADVANTUS      ADVANTUS
                                         ADVANTUS     ADVANTUS      INDEX       MORTGAGE    INTERNATIONAL
                                           BOND         MONEY        500       SECURITIES       BOND
                                         CLASS 2       MARKET      CLASS 2       CLASS 2       CLASS 2
                                        ----------   ----------   ----------   ----------   -------------
Units outstanding at
   December 31, 2006                    22,050,551    3,625,374   29,304,465     236,893        12,235
      Policy purchase
         payments                        2,971,175    4,400,467    3,873,501     191,408         5,988
      Policy terminations, withdrawal
         payments and charges           (3,767,588)  (3,940,919)  (6,035,743)    (91,682)       (1,837)
                                        ----------   ----------   ----------     -------       -------
Units outstanding at
   December 31, 2007                    21,254,138    4,084,922   27,142,223     336,619        16,386
      Policy purchase
         payments                        1,899,164    2,228,021    3,742,366     101,784       507,308
      Policy terminations, withdrawal
         payments and charges           (1,873,710)  (3,269,086)  (2,766,201)    (67,525)       (8,370)
                                        -----------  ----------   ----------     -------       -------
Units outstanding at
   December 31, 2008                    21,279,592    3,043,857   28,118,388     370,878       515,324
                                        ===========  ==========   ==========     =======       =======

                                                                 SEGREGATED SUB-ACCOUNTS
                                        --------------------------------------------------------------------
                                         ADVANTUS     ADVANTUS
                                         INDEX 400   REAL ESTATE    BLACK ROCK                  FIDELITY VIP
                                          MID-CAP    SECURITIES       GLOBAL     FIDELITY VIP     GROWTH &
                                          CLASS 2      CLASS 2     GROWTH V.I.    CONTRAFUND       INCOME
                                        ----------   -----------   -----------   ------------   ------------
Units outstanding at
   December 31, 2006                     9,152,236      772,111            --     2,151,750        969,139
      Policy purchase
         payments                        1,352,154      722,846            --       492,805        322,622
      Policy terminations, withdrawal
         payments and charges           (1,078,688)    (506,194)           --      (511,269)      (335,233)
                                        ----------    ---------      --------     ---------       --------
Units outstanding at
   December 31, 2007                     9,425,702      988,763            --     2,133,286        956,528
      Policy purchase
         payments                        1,252,099      246,656       356,838       628,265        409,674
      Policy terminations, withdrawal
         payments and charges           (1,227,759)    (125,062)      (10,931)     (731,562)      (421,744)
                                        ----------    ---------      --------     ---------       --------
Units outstanding at
   December 31, 2008                     9,450,042    1,110,357       345,907     2,029,989        944,458
                                        ==========    =========      ========     =========       ========

                                                                  SEGREGATED SUB-ACCOUNTS
                                        ---------------------------------------------------------------------------
                                                                       FIDELITY VIP    FIDELITY VIP
                                         FIDELITY VIP   FIDELITY VIP       ASSET           ASSET       FIDELITY VIP
                                        EQUITY-INCOME    HIGH INCOME      MANAGER     MANAGER GROWTH     BALANCED
                                        -------------   ------------   ------------   --------------   ------------
Units outstanding at
   December 31, 2006                        811,539        629,339        346,941         987,682         223,691
      Policy purchase
         payments                         1,018,488        798,482        103,246         258,288         128,379
      Policy terminations, withdrawal
         payments and charges              (206,528)      (762,679)      (106,733)       (258,325)       (114,074)
                                         ----------       --------       --------        --------        --------
Units outstanding at
   December 31, 2007                      1,623,499        665,142        343,454         987,645         237,996
      Policy purchase
         payments                           224,951        180,113        141,304         315,703         211,075
      Policy terminations, withdrawal
         payments and charges              (396,086)      (141,434)      (168,324)       (403,758)       (187,290)
                                         ----------       --------       --------        --------        --------
Units outstanding at
   December 31, 2008                      1,452,364        703,821        316,434         899,590         261,781
                                         ==========       ========       ========        ========        ========

                                                                   SEGREGATED SUB-ACCOUNTS
                                        -------------------------------------------------------------------------
                                                       FIDELITY VIP                   FIDELITY VIP
                                        FIDELITY VIP      GROWTH       FIDELITY VIP    INVESTMENT    FIDELITY VIP
                                           GROWTH      OPPORTUNITIES     INDEX 500     GRADE BOND       MID-CAP
                                        ------------   -------------   ------------   ---------------------------
Units outstanding at
   December 31, 2006                      6,483,002      1,376,978       2,093,960       330,026       2,980,899
      Policy purchase
         payments                         2,224,672        483,544         656,680       112,796         521,126
      Policy terminations, withdrawal
         payments and charges            (1,999,865)      (459,481)       (772,679)     (168,523)       (741,135)
                                         ----------      ---------       ---------      --------      ----------
Units outstanding at
   December 31, 2007                      6,707,809      1,401,041       1,977,961       274,299       2,760,890
      Policy purchase
         payments                         1,904,393        639,943         852,954       138,827         487,078
      Policy terminations, withdrawal
         payments and charges            (2,804,945)      (706,772)       (802,472)     (124,320)     (1,032,621)
                                         ----------      ---------       ---------      --------      ----------
Units outstanding at
   December 31, 2008                      5,807,257      1,334,212       2,028,443       288,806       2,215,347
                                         ==========      =========       =========      ========      ==========

                                                                   SEGREGATED SUB-ACCOUNTS
                                        ---------------------------------------------------------------------------
                                                                      FIDELITY VIP    FIDELITY VIP
                                        FIDELITY VIP   FIDELITY VIP    AGGRESSIVE    DYNAMIC CAPITAL   FIDELITY VIP
                                        MONEY MARKET     OVERSEAS        GROWTH       APPRECIATION         VALUE
                                        ------------   ------------   ------------   ---------------   ------------
Units outstanding at
   December 31, 2006                        621,727      3,243,032       327,779         224,956         117,799
      Policy purchase
         payments                         1,103,666        613,063       141,133          51,057          61,151
      Policy terminations, withdrawal
         payments and charges            (1,029,054)      (746,541)     (278,482)        (76,923)        (76,012)
                                         ----------      ---------      --------         -------         -------
Units outstanding at
   December 31, 2007                        696,339      3,109,554       190,430         199,090         102,938
      Policy purchase
         payments                           740,931        678,663       112,609          77,382          27,559
      Policy terminations, withdrawal
         payments and charges              (561,830)      (903,432)     (120,965)        (59,554)        (68,567)
                                         ----------      ---------      --------         -------         -------
Units outstanding at
   December 31, 2008                        875,440      2,884,785       182,074         216,918          61,930
                                         ==========      =========      ========         =======         =======

                                                                 SEGREGATED SUB-ACCOUNTS
                                        ------------------------------------------------------------------------
                                        FIDELITY VIP   FIDELITY VIP                  FIDELITY VIP   FIDELITY VIP
                                            VALUE         GROWTH      FIDELITY VIP    STRATEGIC     INTL CAPITAL
                                          STRATEGY         STOCK       REAL ESTATE      INCOME      APPRECIATION
                                        ------------   ------------   ------------   ------------   ------------
Units outstanding at
   December 31, 2006                       119,580         15,596        116,528         37,565          5,596
      Policy purchase
         payments                           79,668         24,560         44,363         61,608        148,515
      Policy terminations, withdrawal
         payments and charges              (68,752)       (17,790)       (79,349)       (51,439)       (38,424)
                                           -------        -------        -------        -------        -------
Units outstanding at
   December 31, 2007                       130,496         22,366         81,542         47,734        115,687
      Policy purchase
         payments                           43,960         22,464         50,910         14,241        114,063
      Policy terminations, withdrawal
         payments and charges              (56,849)       (13,771)       (36,978)       (16,921)       (65,336)
                                           -------        -------        -------        -------        -------
Units outstanding at
   December 31, 2008                       117,607         31,059         95,474         45,054        164,414
                                           =======        =======        =======        =======        =======

                                                                 SEGREGATED SUB-ACCOUNTS
                                        ------------------------------------------------------------------------
                                        FIDELITY VIP
                                           VALUE       FIDELITY VIP   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                          LEADERS      FREEDOM 2010   FREEDOM 2015   FREEDOM 2020   FREEDOM 2025
                                        ------------   ------------   ------------   ------------   ------------
Units outstanding at
   December 31, 2006                        7,932          3,016          3,020          3,071          3,065
      Policy purchase
         payments                          14,946          6,266          1,655          5,668          5,940
      Policy terminations, withdrawal
         payments and charges             (10,317)        (1,986)        (1,285)        (2,475)        (1,658)
                                          -------         ------         ------         ------         ------
Units outstanding at
   December 31, 2007                       12,561          7,296          3,390          6,264          7,347
      Policy purchase
         payments                          18,973         14,192         13,747         14,017         14,591
      Policy terminations, withdrawal
         payments and charges             (12,327)        (9,322)        (5,625)        (7,973)        (6,436)
                                          -------         ------         ------         ------         ------
Units outstanding at
   December 31, 2008                       19,207         12,166         11,512         12,308         15,502
                                          =======         ======         ======         ======         ======

                                                               SEGREGATED SUB-ACCOUNTS
                                        -------------------------------------------------------------------
                                                       FIDELITY VIP   FIDELITY VIP   FIDELITY VIP    JANUS
                                        FIDELITY VIP     FREEDOM      DISCIPLINED      EMERGING      ASPEN
                                        FREEDOM 2030      INCOME       SMALL CAP       MARKETS       FORTY
                                        -------------------------------------------------------------------
Units outstanding at
   December 31, 2006                        3,156          3,000         12,269              --      90,332
      Policy purchase
         payments                          27,967          1,083         30,293              --      25,908
      Policy terminations, withdrawal
         payments and charges              (8,258)          (332)       (10,721)             --     (19,766)
                                          -------        -------        -------         -------     -------
Units outstanding at
   December 31, 2007                       22,865          3,751         31,841              --      96,474
      Policy purchase
         payments                          77,946         16,099         30,770          82,452      49,861
      Policy terminations, withdrawal
         payments and charges             (31,379)       (13,974)       (18,246)        (35,100)    (14,208)
                                          -------        -------        -------         -------     -------
Units outstanding at
   December 31, 2008                       69,432          5,876         44,365          47,352     132,127
                                          =======        =======        =======         =======     =======

                                                                  SEGREGATED SUB-ACCOUNTS
                                        ---------------------------------------------------------------------------
                                         JANUS ASPEN    LORD ABBETT                                   IVY FUNDS VIP
                                        INTERNATIONAL     MID-CAP     IVY FUNDS VIP   IVY FUNDS VIP   INTERNATIONAL
                                            GROWTH         VALUE         BALANCED         GROWTH          VALUE
                                        -------------   -----------   -------------   -------------   -------------
Units outstanding at
   December 31, 2006                      1,541,086      2,086,427       7,387,628      3,077,915       1,535,452
      Policy purchase
         payments                           713,208        943,207         610,539         55,365         654,407
      Policy terminations, withdrawal
         payments and charges               (82,574)    (1,151,145)     (1,178,984)       (97,066)        (65,963)
                                          ---------     ----------      ----------      ---------       ---------
Units outstanding at
   December 31, 2007                      2,171,720      1,878,489       6,819,183      3,036,214       2,123,896
      Policy purchase
         payments                           140,568        604,741         166,728         56,050         225,746
      Policy terminations, withdrawal
         payments and charges               (76,320)      (611,332)       (616,581)      (196,231)       (376,880)
                                          ---------     ----------      ----------      ---------       ---------
Units outstanding at
   December 31, 2008                      2,235,968      1,871,898       6,369,330      2,896,033       1,972,762
                                          =========     ==========      ==========      =========       =========

                                                                   SEGREGATED SUB-ACCOUNTS
                                        -----------------------------------------------------------------------------
                                        IVY FUNDS VIP                   IVY FUNDS VIP   IVY FUNDS VIP
                                          SMALL CAP     IVY FUNDS VIP     MICRO-CAP       SMALL CAP     IVY FUNDS VIP
                                           GROWTH           VALUE          GROWTH           VALUE        CORE EQUITY
                                        -----------------------------------------------------------------------------
Units outstanding at
   December 31, 2006                       131,020         138,803          57,625         119,523          56,496
      Policy purchase
         payments                           29,594          24,677          13,294          14,923          23,404
      Policy terminations, withdrawal
         payments and charges              (29,234)        (60,485)        (10,130)         (9,500)        (10,325)
                                           -------         -------         -------         -------         -------
Units outstanding at
   December 31, 2007                       131,380         102,995          60,789         124,946          69,575
      Policy purchase
         payments                           30,032          31,939          10,723          12,431          16,096
      Policy terminations, withdrawal
         payments and charges              (53,231)        (25,657)         (6,585)        (83,779)        (12,478)
                                           -------         -------         -------         -------         -------
Units outstanding at
   December 31, 2008                       108,181         109,277          64,927          53,598          73,193
                                           =======         =======         =======         =======         =======

                                          SEGREGATED SUB-ACCOUNTS
                                        ---------------------------
                                        IVY FUNDS VIP     VAN ECK
                                          SCIENCE &        GLOBAL
                                          TECHNOLOGY    HARD ASSETS
                                        -------------   -----------
Units outstanding at
   December 31, 2006                             --             --
      Policy purchase
         payments                           873,176      1,508,774
      Policy terminations, withdrawal
         payments and charges              (267,262)      (287,047)
                                          ---------      ---------
Units outstanding at
   December 31, 2007                        605,914      1,221,727
      Policy purchase
         payments                           774,075      1,091,292
      Policy terminations, withdrawal
         payments and charges               (75,616)      (441,062)
                                          ---------      ---------
Units outstanding at
   December 31, 2008                      1,304,373      1,871,957
                                          =========      =========

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

(7) FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, ratios, and total return for variable universal policies for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 is as follows:

                                            AT DECEMBER 31                               FOR THE YEARS ENDED DECEMBER 31
                           -----------------------------------------------  --------------------------------------------------------
                              UNITS     UNIT FAIR VALUE LOWEST                INVESTMENT      EXPENSE RATIO         TOTAL RETURN
                           OUTSTANDING      TO HIGHEST          NET ASSETS  INCOME RATIO*  LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
                           -----------------------------------------------  --------------------------------------------------------
Advantus Bond Class 2
   2008                     21,279,592       1.24 to 1.61       26,866,649       0.00%        0.00% to 0.50%     -13.95% to -13.52%
   2007                     21,254,138       1.43 to 1.87       30,684,454       0.00%        0.00% to 0.50%       1.78% to 2.30%
   2006                     22,050,551       1.40 to 1.83       30,960,731       0.00%        0.00% to 0.50%       4.14% to 4.66%
   2005                     22,371,777       1.34 to 1.76       30,011,118       0.00%        0.00% to 0.50%       1.93% to 2.44%
   2004                     21,957,311       1.30 to 1.73       29,613,251       0.00%        0.00% to 0.50%       4.45% to 4.98%
Advantus Money Market
   2008                      3,043,857       1.39 to 1.50        4,265,761       2.07%        0.00% to 0.50%       1.55% to 2.06%
   2007                      4,084,922       1.36 to 1.48        5,665,854       4.51%        0.00% to 0.50%       4.11% to 4.64%
   2006                      3,625,374       1.30 to 1.42        4,928,696       4.30%        0.00% to 0.50%       3.87% to 4.39%
   2005                      3,493,963       1.25 to 1.37        4,581,386       2.42%        0.00% to 0.50%       1.94% to 2.45%
   2004                      3,512,805       1.22 to 1.34        4,596,464       0.75%        0.00% to 0.50%        .25% to .75%
Advantus Index 500
   Class 2
   2008                     28,118,388       1.25 to 1.87       37,510,473       0.00%        0.00% to 0.50%     -37.52% to -37.21%
   2007                     27,142,223       1.99 to 3.00       57,621,431       0.00%        0.00% to 0.50%       4.50% to 5.02%
   2006                     29,304,465       1.89 to 2.87       59,145,716       0.00%        0.00% to 0.50%      14.66% to 15.23%
   2005                     27,724,750       1.64 to 2.50       48,830,916       0.00%        0.00% to 0.50%       3.91% to 4.43%
   2004                     24,519,564       1.57 to 2.41       41,988,778       0.00%        0.00% to 0.50%       9.84% to 10.39%
Advantus Mortgage
   Securities Class 2
   2008                        370,878       0.95 to 1.75          403,409       0.00%        0.00% to 0.50%     -13.40% to -12.97%
   2007                        336,619       1.09 to 2.02          419,414       0.00%        0.00% to 0.50%       2.68% to 3.19%
   2006                        236,893       1.06 to 1.97          295,881       0.00%        0.00% to 0.50%       4.82% to 5.34%
   2005                        208,546       1.00 to 1.88          247,320       0.00%        0.00% to 0.50%        .36% to 2.62%
   2004                        107,476       1.70 to 1.83          186,672       0.00%        0.25% to 0.50%       4.29% to 4.55%
Advantus International
   Bond Class 2
   2008                        515,324       1.12 to 1.76          902,870       0.00%        0.00% to 0.50%       3.70% to 4.23%
   2007                         16,386       1.07 to 1.69           25,389       0.00%        0.00% to 0.50%       7.29% to 9.16%
   2006                         12,235       1.47 to 1.55           18,566       0.00%        0.25% to 0.50%       3.47% to 3.73%
   2005                         10,689       1.42 to 1.49           15,623       0.00%        0.25% to 0.50%      -9.36% to -9.14%
   2004                         15,770       1.57 to 1.64           25,123       0.00%        0.25% to 0.50%      10.88% to 11.15%
Advantus Index 400
   Mid-Cap Class 2
   2008                      9,450,042       1.42 to 1.70       13,556,817       0.00%        0.00% to 0.50%     -36.86% to -36.54%
   2007                      9,425,702       2.24 to 2.69       21,313,144       0.00%        0.00% to 0.50%       6.90% to 7.44%
   2006                      9,152,236       2.09 to 2.51       19,262,739       0.00%        0.00% to 0.50%       9.24% to 9.78%
   2005                      8,205,933       1.90 to 2.29       15,754,573       0.00%        0.00% to 0.50%      11.40% to 11.96%
   2004                      6,944,682       1.70 to 2.05       13,204,227       0.00%        0.00% to 0.50%      15.15% to 15.73%
Advantus Real Estate
   Securities Class 2
   2008                      1,110,357       1.38 to 1.42        1,569,542       0.00%        0.00% to 0.50%     -36.59% to -36.27%
   2007                        988,763       2.17 to 2.23        2,195,221       0.00%        0.00% to 0.50%     -16.18% to -15.76%
   2006                        772,111       2.59 to 2.65        2,043,342       0.00%        0.00% to 0.50%      29.98% to 30.63%
   2005                        529,540       1.99 to 2.03        1,073,027       0.00%        0.00% to 0.50%      10.53% to 11.08%
   2004                        168,294       1.80 to 1.83          305,180       0.00%        0.00% to 0.50%      34.85% to 35.52%
Black Rock Global Growth
   V.I.
   2008(e)                     345,907       0.58 to 0.58          200,217       0.95%        0.00% to 0.25%     -42.19% to -42.10%
Fidelity VIP Contrafund
   2008                      2,029,989       0.61 to 2.05        3,777,645       1.00%        0.00% to 0.50%     -42.80% to -42.51%
   2007                      2,133,286       1.06 to 3.58        6,919,829       0.96%        0.00% to 0.50%       6.14% to 17.30%
   2006                      2,151,750       2.75 to 3.06        5,955,411       1.34%        0.25% to 0.50%      11.16% to 11.44%
   2005                      2,187,508       2.47 to 2.75        5,431,971       0.28%        0.25% to 0.50%      16.36% to 16.65%
   2004                      2,100,734       2.12 to 2.37        4,473,427       0.33%        0.25% to 0.50%      14.90% to 15.19%

                                            AT DECEMBER 31                               FOR THE YEARS ENDED DECEMBER 31
                           -----------------------------------------------  --------------------------------------------------------
                              UNITS     UNIT FAIR VALUE LOWEST                INVESTMENT    EXPENSE RATIO**       TOTAL RETURN***
                           OUTSTANDING      TO HIGHEST          NET ASSETS  INCOME RATIO*  LOWEST TO HIGHEST    LOWEST TO HIGHEST
                           -----------------------------------------------  --------------------------------------------------------
Fidelity VIP Growth &
   Income
   2008                        944,458           0.80              753,582       1.26%             0.25%              -41.85%
   2007                        956,528           1.37            1,312,401       4.45%             0.25%               11.84%
   2006                        969,139           1.23            1,188,896       0.88%             0.25%               12.90%
   2005                      1,020,627           1.09            1,109,044       1.48%             0.25%                7.37%
   2004                      1,065,788           1.01            1,078,662       0.86%             0.25%                5.53%
Fidelity VIP
   Equity-Income
   2008                      1,452,364       0.54 to 1.40        1,989,393       2.43%        0.00% to 0.50%     -42.94% to -42.65%
   2007                      1,623,499       0.95 to 2.46        3,897,892       3.02%        0.00% to 0.50%       -5.04% to 1.28%
   2006                        811,539       2.29 to 2.43        1,876,792       3.83%        0.25% to 0.50%      19.60% to 19.89%
   2005                        827,363       1.91 to 2.04        1,596,529       1.52%        0.25% to 0.50%       5.34% to 5.60%
   2004                        768,905       1.81 to 1.93        1,405,687       1.40%        0.25% to 0.50%      10.97% to 11.25%
Fidelity VIP High Income
   2008                        703,821       0.77 to 1.06          717,750       9.32%        0.00% to 0.50%     -25.36% to -24.98%
   2007                        665,142       1.02 to 1.43          906,877       6.56%        0.00% to 0.50%       2.14% to 2.53%
   2006                        629,339       1.32 to 1.39          839,036       7.99%        0.25% to 0.50%      10.68% to 10.96%
   2005                        749,232       1.19 to 1.26          899,382      14.55%        0.25% to 0.50%       2.19% to 2.45%
   2004                        833,462       1.17 to 1.23          977,147       8.44%        0.25% to 0.50%       9.05% to 9.32%
Fidelity VIP Asset
   Manager
   2008                        316,434           0.96              303,815       2.42%             0.25%              -28.90%
   2007                        343,454           1.35              463,769       6.21%             0.25%               15.21%
   2006                        346,941           1.17              406,614       2.63%             0.25%                7.05%
   2005                        382,665           1.09              418,944       2.75%             0.25%                3.79%
   2004                        425,553           1.05              448,907       2.85%             0.25%                5.20%
Fidelity VIP Asset
   Manager Growth
   2008                        899,590           0.77              695,984       1.86%             0.25%              -35.97%
   2007                        987,645           1.21            1,193,375       4.22%             0.25%               18.67%
   2006                        987,682           1.02            1,005,677       1.96%             0.25%                6.72%
   2005                        994,254           0.95              948,614       2.33%             0.25%                3.63%
   2004                      1,014,582           0.92              934,092       2.20%             0.25%                5.72%
Fidelity VIP Balanced
   2008                        261,781           0.92              241,318       1.74%             0.25%              -34.12%
   2007                        237,996           1.40              333,027       5.71%             0.25%                8.77%
   2006                        223,691           1.29              287,765       2.59%             0.25%               11.43%
   2005                        314,932           1.15              363,589       2.51%             0.25%                5.50%
   2004                        306,357           1.09              335,243       1.91%             0.25%                5.21%
Fidelity VIP Growth
   2008                      5,807,257           0.53            3,056,395       0.77%             0.25%              -47.30%
   2007                      6,707,809           1.00            6,698,843       0.80%             0.25%               26.65%
   2006                      6,483,002           0.79            5,112,159       0.38%             0.25%                6.58%
   2005                      6,628,947           0.74            4,904,344       0.48%             0.25%                5.53%
   2004                      6,739,200           0.70            4,724,414       0.26%             0.25%                3.12%
Fidelity VIP Growth
   Opportunities
   2008                      1,334,212           0.52              697,638       0.43%             0.25%              -55.13%
   2007                      1,401,041           1.17            1,632,659       0.00%             0.25%               22.87%
   2006                      1,376,978           0.95            1,305,909       0.67%             0.25%                5.19%
   2005                      1,410,738           0.90            1,271,882       0.89%             0.25%                8.62%
   2004                      1,435,366           0.83            1,191,393       0.52%             0.25%                6.92%
Fidelity VIP Index 500
   2008                      2,028,443           0.72            1,459,004       2.29%             0.25%              -37.16%
   2007                      1,977,961           1.14            2,263,786       3.54%             0.25%                5.17%
   2006                      2,093,960           1.09            2,278,611       1.70%             0.25%               15.44%
   2005                      2,262,626           0.94            2,132,821       1.69%             0.25%                4.56%
   2004                      2,157,302           0.90            1,944,806       1.26%             0.25%               10.34%
Fidelity VIP Investment
   Grade Bond
   2008                        288,806           1.53              441,160       4.26%             0.25%               -3.49%
   2007                        274,299           1.58              434,158       4.38%             0.25%                4.08%
   2006                        330,026           1.52              501,857       3.77%             0.25%                4.09%
   2005                        398,219           1.46              581,764       3.64%             0.25%                1.94%
   2004                        398,365           1.43              570,917       4.11%             0.25%                4.19%

                                            AT DECEMBER 31                               FOR THE YEARS ENDED DECEMBER 31
                           -----------------------------------------------  --------------------------------------------------------
                              UNITS     UNIT FAIR VALUE LOWEST                INVESTMENT    EXPENSE RATIO**       TOTAL RETURN***
                           OUTSTANDING      TO HIGHEST          NET ASSETS  INCOME RATIO*  LOWEST TO HIGHEST    LOWEST TO HIGHEST
                           -----------------------------------------------  --------------------------------------------------------
Fidelity VIP Mid-Cap
   2008                      2,215,347           1.65            3,649,983       0.43%             0.25%              -39.59%
   2007                      2,760,890           2.73            7,530,396       0.55%             0.25%               15.34%
   2006                      2,980,899           2.36            7,049,337       0.34%             0.25%               12.42%
   2005                      2,906,533           2.10            6,114,165       0.00%             0.25%               18.01%
   2004                      3,119,269           1.78            5,560,298       0.00%             0.25%               24.61%
Fidelity VIP Money Market
   2008                        875,440           1.29            1,132,669       2.95%             0.25%                2.77%
   2007                        696,339           1.26              876,673       5.08%             0.25%                4.96%
   2006                        621,727           1.20              745,838       4.78%             0.25%                4.62%
   2005                        460,968           1.15              528,594       3.01%             0.25%                2.78%
   2004                        404,124           1.12              450,889       1.19%             0.25%                0.96%
Fidelity VIP Overseas
   2008                      2,884,785           0.80            2,312,922       2.60%             0.25%              -43.95%
   2007                      3,109,554           1.43            4,447,629       3.34%             0.25%               17.02%
   2006                      3,243,032           1.22            3,963,969       0.87%             0.25%               17.79%
   2005                      3,399,583           1.04            3,527,868       0.64%             0.25%               18.75%
   2004                      3,437,349           0.87            3,003,855       1.10%             0.25%               13.35%
Fidelity VIP Aggressive
   Growth
   2008                        182,074           0.63              114,623       0.00%             0.25%              -48.90%
   2007                        190,430           1.23              234,606       0.42%             0.25%               17.23%
   2006                        327,779           1.05              344,479       2.26%             0.25%                8.26%
   2005                        144,512           0.97              140,287       0.00%             0.25%                7.84%
   2004                        163,380           0.90              147,069       0.00%             0.25%                9.98%
Fidelity VIP Dynamic
   Capital Appreciation
   2008                        216,918           0.80              174,392       0.80%             0.25%              -41.38%
   2007                        199,090           1.37              273,044       0.92%             0.25%                6.85%
   2006                        224,956           1.28              288,740       0.59%             0.25%               13.69%
   2005                        125,478           1.13              141,663       0.00%             0.25%               20.84%
   2004                        119,481           0.93              111,629       0.00%             0.25%                1.16%
Fidelity VIP Value
   2008                         61,930           0.81               50,461       0.84%             0.25%              -46.67%
   2007                        102,938           1.53              157,282       6.25%             0.25%                1.84%
   2006                        117,799           1.50              176,740       1.16%             0.25%               14.47%
   2005                        132,832           1.31              174,108       0.60%             0.25%                5.82%
   2004                         93,594           1.24              115,928       1.05%             0.25%               10.96%
Fidelity VIP Value
   Strategy
   2008                        117,607           0.82               96,568       0.78%             0.25%              -51.28%
   2007                        130,496           1.69              219,942       7.94%             0.25%                5.46%
   2006                        119,580           1.60              191,112       0.54%             0.25%               16.04%
   2005                        118,710           1.38              163,490       0.00%             0.25%                2.41%
   2004                        122,585           1.34              164,858       0.00%             0.25%               13.84%
Fidelity VIP Growth Stock
   2008                         31,059           0.92               28,485       0.19%             0.25%              -44.81%
   2007                         22,366           1.66               37,168       0.00%             0.25%               22.36%
   2006                         15,596           1.36               21,184       0.05%             0.25%                0.87%
   2005                         42,969           1.35               57,843       0.03%             0.25%                7.30%
   2004                         16,294           1.25               20,442       0.20%             0.25%                2.05%
Fidelity VIP Real Estate
   2008                         95,474           1.30              124,207       3.15%             0.25%              -40.02%
   2007                         81,542           2.17              176,866       1.97%             0.25%              -17.93%
   2006                        116,528           2.64              307,951       5.05%             0.25%               36.37%
   2005                        111,680           1.94              216,420       2.75%             0.25%               14.84%
   2004                         87,256           1.69              147,252       2.71%             0.25%               33.81%
Fidelity VIP Strategic
   Income
   2008                         45,054           1.03               46,467       5.27%             0.25%              -10.43%
   2007                         47,734           1.15               54,960       3.86%             0.25%                5.32%
   2006                         37,565           1.09               41,055       6.18%             0.25%                7.60%
   2005(b)                      19,199           1.02               19,498       7.21%             0.25%                1.60%

                                            AT DECEMBER 31                               FOR THE YEARS ENDED DECEMBER 31
                           -----------------------------------------------  --------------------------------------------------------
                              UNITS     UNIT FAIR VALUE LOWEST                INVESTMENT    EXPENSE RATIO**       TOTAL RETURN***
                           OUTSTANDING      TO HIGHEST          NET ASSETS  INCOME RATIO*  LOWEST TO HIGHEST    LOWEST TO HIGHEST
                           -----------------------------------------------  --------------------------------------------------------
Fidelity VIP Intl Capital
   Appreciation
   2008                        164,414           0.57               93,832       0.00%             0.25%              -50.81%
   2007                        115,687           1.16              134,225       1.54%             0.25%                4.91%
   2006 (c)                      5,596           1.11                6,189       2.47%             0.25%               10.60%
Fidelity VIP Value
   Leaders
   2008                         19,207           0.62               11,949       2.52%             0.25%              -44.75%
   2007                         12,561           1.13               14,143       1.71%             0.25%                4.30%
   2006 (c)                      7,932           1.08                8,565       1.69%             0.25%                8.00%
Fidelity VIP Freedom 2010
   2008                         12,166           0.85               10,296       3.21%             0.25%              -25.24%
   2007                          7,296           1.13                8,260       4.34%             0.25%                8.44%
   2006 (c)                      3,016           1.04                3,148       1.80%             0.25%                4.43%
Fidelity VIP Freedom 2015
   2008                         11,512           0.83                9,587       5.41%             0.25%              -27.21%
   2007                          3,390           1.14                3,877       3.04%             0.25%                9.06%
   2006 (c)                      3,020           1.05                3,168       1.34%             0.25%                4.93%
Fidelity VIP Freedom 2020
   2008                         12,308           0.78                9,601       3.52%             0.25%              -32.77%
   2007                          6,264           1.16                7,268       3.27%             0.25%                9.96%
   2006 (c)                      3,071           1.06                3,242       1.71%             0.25%                5.59%
Fidelity VIP Freedom 2025
   2008                         15,502           0.77               11,866       4.02%             0.25%              -34.33%
   2007                          7,347           1.17                8,564       3.17%             0.25%               10.23%
   2006 (c)                      3,065           1.06                3,242       1.93%             0.25%                5.79%
Fidelity VIP Freedom 2030
   2008                         69,432           0.73               50,732       4.78%             0.25%              -38.20%
   2007                         22,865           1.18               27,033       3.28%             0.25%               11.09%
   2006 (c)                      3,156           1.06                3,358       1.80%             0.25%                6.42%
Fidelity VIP Freedom Income
   2008                          5,876           0.97                5,691       1.67%             0.25%              -10.67%
   2007                          3,751           1.08                4,065       4.59%             0.25%                5.94%
   2006 (c)                      3,000           1.02                3,070       2.95%             0.25%                2.37%
Fidelity VIP Disciplined
   Small Cap
   2008                         44,365           0.70               30,954       1.00%             0.25%              -33.95%
   2007                         31,841           1.06               33,631       0.66%             0.25%               -2.49%
   2006 (c)                     12,269           1.08               13,290       0.18%             0.25%                8.32%
Fidelity VIP Emerging
   Markets
   2008 (f)                     47,352           0.45               21,160       1.31%             0.25%              -50.57%
Janus Aspen Forty
   2008                        132,127       0.62 to 0.66           83,340       0.01%        0.00% to 0.50%     -44.59% to -44.31%
   2007                         96,474       1.11 to 1.20          108,479       0.18%        0.00% to 0.50%      20.46% to 36.29%
   2006                         90,332       0.82 to 0.88           74,519       0.14%        0.25% to 0.50%       8.57% to 8.84%
   2005                         89,821       0.75 to 0.80           67,895       0.01%        0.25% to 0.50%      12.00% to 12.27%
   2004                         70,037       0.67 to 0.72           47,247       0.02%        0.25% to 0.50%      17.38% to 17.67%
Janus Aspen International
   Growth
   2008                      2,235,968       0.70 to 0.81        1,769,500       1.10%        0.00% to 0.50%     -52.47% to -52.23%
   2007                      2,171,720       1.48 to 1.69        3,609,018       0.47%        0.25% to 0.50%      27.38% to 28.02%
   2006                      1,541,086       1.16 to 1.32        2,022,184       1.82%        0.25% to 0.50%      32.16% to 46.26%
   2005                         95,321       0.79 to 0.87           77,774       1.12%        0.25% to 0.50%      31.28% to 31.61%
   2004                         79,930       0.61 to 0.66           49,464       0.93%        0.25% to 0.50%      18.00% to 18.39%

                                            AT DECEMBER 31                               FOR THE YEARS ENDED DECEMBER 31
                           -----------------------------------------------  --------------------------------------------------------
                              UNITS     UNIT FAIR VALUE LOWEST                INVESTMENT    EXPENSE RATIO**       TOTAL RETURN***
                           OUTSTANDING      TO HIGHEST          NET ASSETS  INCOME RATIO*  LOWEST TO HIGHEST    LOWEST TO HIGHEST
                           -----------------------------------------------  --------------------------------------------------------
Lord Abbett Mid-Cap Value
   2008                      1,871,898       0.72 to 0.84        1,357,069       1.32%        0.00% to 0.25%     -39.51% to -39.36%
   2007                      1,878,489       1.19 to 1.39        2,244,695       0.39%        0.00% to 0.25%        .33% to .58%
   2006                      2,086,427       1.18 to 1.38        2,474,538       1.22%        0.00% to 0.25%      11.95% to 12.23%
   2005                      1,989,522       1.06 to 1.24        2,101,095       0.42%        0.00% to 0.25%       7.95% to 8.22%
   2004 (a)                    500,048           1.14              572,154       0.68%             0.25%               14.42%
Ivy Funds VIP Balanced
   2008                      6,369,330       0.92 to 1.91        7,431,757       0.10%        0.00% to 0.50%     -21.39% to -21.00%
   2007                      6,819,183       1.42 to 2.43        9,923,269       1.37%        0.00% to 0.50%      13.10% to 13.67%
   2006                      7,387,628       1.25 to 2.15        9,344,688       1.43%        0.00% to 0.50%      10.66% to 11.21%
   2005                      7,517,902       1.13 to 1.94        8,538,274       1.28%        0.00% to 0.50%       4.49% to 5.01%
   2004                      7,662,561       1.07 to 1.86        8,285,949       1.50%        0.00% to 0.50%       8.39% to 8.94%
Ivy Funds VIP Growth
   2008                      2,896,033       0.63 to 1.46        2,012,456       0.00%        0.00% to 0.50%     -36.59% to -36.27%
   2007                      3,036,214       0.99 to 2.30        3,378,957       0.00%        0.00% to 0.50%      25.18% to 25.81%
   2006                      3,077,915       0.79 to 1.83        2,704,287       0.00%        0.00% to 0.50%       4.52% to 5.04%
   2005                      3,114,713       0.75 to 1.75        2,574,981       0.00%        0.00% to 0.50%      10.68% to 11.23%
   2004                      3,188,542       0.67 to 1.59        2,354,560       0.28%        0.00% to 0.50%       2.79% to 3.31%
Ivy Funds VIP
   International Value
   2008                      1,972,762       0.78 to 2.06        1,961,465       0.51%        0.00% to 0.50%     -42.55% to -42.26%
   2007                      2,123,896       1.34 to 3.59        4,079,177       1.84%        0.00% to 0.50%       9.33% to 9.88%
   2006                      1,535,452       1.22 to 3.28        2,095,384       2.40%        0.00% to 0.50%      22.22% to 28.97%
   2005                        109,926       2.07 to 2.54          264,530       1.96%        0.25% to 0.50%      10.61% to 10.89%
   2004                        120,809       1.87 to 2.30          262,796       1.21%        0.25% to 0.50%      22.07% to 22.37%
Ivy Funds VIP Small Cap
   Growth
   2008                        108,181       0.62 to 1.37          140,037       0.00%        0.00% to 0.50%     -39.48% to -39.18%
   2007                        131,380       1.02 to 2.27          284,349       0.00%        0.00% to 0.50%      12.95% to 13.23%
   2006                        131,020       1.62 to 2.01          254,060       0.00%        0.25% to 0.50%       4.53% to 4.79%
   2005                        123,687       1.55 to 1.92          231,872       0.00%        0.25% to 0.50%      12.32% to 12.60%
   2004                        126,156       1.37 to 1.71          211,179       0.00%        0.25% to 0.50%      13.72% to 14.01%
Ivy Funds VIP Value
   2008                        109,277       0.64 to 1.58          147,410       0.28%        0.00% to 0.50%     -34.15% to -33.81%
   2007                        102,995       0.96 to 2.39          206,714       0.79%        0.00% to 0.50%       1.39% to 1.64%
   2006                        138,803       1.54 to 2.36          259,640       1.78%        0.00% to 0.50%      16.30% to 16.59%
   2005                        143,239       1.32 to 2.03          226,058       1.44%        0.00% to 0.50%       3.90% to 4.16%
   2004                        139,897       1.27 to 1.95          212,291       1.21%        0.00% to 0.50%      14.13% to 14.42%
Ivy Funds VIP Micro-Cap
   Growth
   2008                         64,927       0.52 to 1.31           78,145       0.00%        0.00% to 0.50%     -48.30% to -48.03%
   2007                         60,789       1.00 to 2.52          141,228       0.00%        0.00% to 0.50%       -0.22% to 6.22%
   2006                         57,625       2.22 to 2.37          129,986       0.00%        0.25% to 0.50%      11.71% to 11.98%
   2005                         49,572       1.99 to 2.12           99,612       0.00%        0.25% to 0.50%      20.27% to 20.57%
   2004                         48,741       1.65 to 1.76           81,316       0.00%        0.25% to 0.50%       9.50% to 9.78%
Ivy Funds VIP Small Cap
   Value
   2008                         53,598       0.72 to 1.59           77,200       0.11%        0.00% to 0.50%     -26.50% to -26.13%
   2007                        124,946       0.97 to 2.16          255,334       0.01%        0.00% to 0.50%      -4.61% to -4.37%
   2006                        119,523       2.07 to 2.25          259,246       5.55%        0.00% to 0.50%      16.26% to 16.55%
   2005                        118,241       1.78 to 1.93          220,305       0.00%        0.25% to 0.50%       3.63% to 3.89%
   2004                         97,992       1.72 to 1.86          173,716       0.00%        0.25% to 0.50%      14.65% to 14.73%
Ivy Funds VIP Core Equity
   2008                         73,193       0.68 to 0.87           58,984       0.19%        0.00% to 0.50%     -35.10% to -34.77%
   2007                         69,575       1.04 to 1.34           86,473       0.70%        0.00% to 0.50%      13.46% to 13.74%
   2006                         56,496       1.07 to 1.18           62,505       0.99%        0.00% to 0.50%      16.40% to 16.70%
   2005                         30,126        .92 to 1.01           29,344       0.39%        0.25% to 0.50%       8.46% to 8.73%
   2004                         23,012        .84 to .94            20,865       0.74%        0.25% to 0.50%       9.02% to 9.30%
Ivy Funds VIP Science &
   Technology
   2008                      1,304,373       0.71 to 0.73          953,927       0.00%        0.00% to 0.25%     -34.06% to -33.89%
   2007 (d)                    605,914       1.10 to 1.11          670,272       0.00%        0.00% to 0.25%      10.46% to 10.62%
Van Eck Global Hard
   Assets
   2008                      1,871,957       0.64 to 0.64        1,199,562       0.25%        0.00% to 0.25%     -46.26% to -46.12%
   2007 (d)                  1,221,727       1.19 to 1.19        1,452,935       0.00%        0.00% to 0.25%      18.80% to 18.98%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and adminstrative charges, that result in direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividend by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

** This ratio represents the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges and administrative charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded. Investment options with a date notation indicate the effective date of that investment option in the variable account. For periods less than one year, the ratios have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated from the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns may not be within the ranges presented depending on the timing of when new products, if any, become available during the year.

(a)  Period from July 2, 2004 (commencement of operations) to December 31, 2004.

(b) Period from October 18, 2005 (commencement of operations) to December 31, 2005.

(c)  Period from October 2, 2006 (commencement of operations) to December 31,
     2006.

(d)  Period from May 21, 2007 (commencement of operations) to December 31, 2007.

(e)  Period from May 28, 2008 (commencement of operations) to December 31, 2008.

(f)  Period from April 28, 2008 (commencement of operations) to December 31,
     2008.

                        MINNESOTA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS
                           AND SUPPLEMENTARY SCHEDULES

                        DECEMBER 31, 2008, 2007 AND 2006

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
Minnesota Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Minnesota Life Insurance Company and subsidiaries (collectively, the Company) as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Minnesota Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

/s/ KPMG LLP

March 9, 2009

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2008 AND 2007
                                 (In thousands)

                                                                                         2008          2007
                                                                                     -----------   -----------
ASSETS
   Fixed maturity securities:
      Available-for-sale, at fair value (amortized cost $6,476,721 and $6,014,185)   $ 5,848,958   $ 6,054,128
   Equity securities, at fair value (cost $348,897 and $493,747)                         350,561       599,660
   Mortgage loans, net                                                                 1,250,198     1,247,183
   Finance receivables, net                                                              185,317       178,318
   Policy loans                                                                          334,986       321,063
   Private equity investments (cost $436,365 and $339,341)                               475,016       410,649
   Fixed maturity securities on loan, at fair value (amortized cost $194,767 and
      $596,078)                                                                          216,753       612,118
   Equity securities on loan, at fair value (cost $35,039 and $50,335)                    36,950        61,665
   Derivative instruments                                                                 57,413        11,584
   Other invested assets                                                                  27,045        25,838
                                                                                     -----------   -----------
      Total investments                                                                8,783,197     9,522,206
   Cash and cash equivalents                                                             576,899       265,921
   Securities held as collateral                                                         214,604       683,004
   Deferred policy acquisition costs                                                   1,025,970       894,350
   Accrued investment income                                                              87,187        83,336
   Premiums and fees receivable                                                          182,769       171,778
   Property and equipment, net                                                            85,608        85,798
   Income tax recoverable:
      Current                                                                             73,289            --
      Deferred                                                                           157,570            --
   Reinsurance recoverables                                                              849,609       820,111
   Goodwill and intangible assets, net                                                    38,552        35,532
   Other assets                                                                           60,471        72,145
   Separate account assets                                                             9,239,747    13,715,402
                                                                                     -----------   -----------
         Total assets                                                                $21,375,472   $26,349,583
                                                                                     ===========   ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Policy and contract account balances                                              $ 5,405,450   $ 5,115,381
   Future policy and contract benefits                                                 2,543,458     2,163,189
   Pending policy and contract claims                                                    290,344       263,009
   Other policyholder funds                                                              719,001       690,770
   Policyholder dividends payable                                                         44,363        44,320
   Unearned premiums and fees                                                            282,016       265,058
   Pension and other postretirement benefits                                             215,236       112,860
   Income tax liability:
      Current                                                                                 --        18,257
      Deferred                                                                                --       160,112
   Other liabilities                                                                     422,944       389,519
   Notes payable                                                                         125,000       125,000
   Securities lending collateral                                                         271,667       693,048
   Separate account liabilities                                                        9,239,747    13,715,402
                                                                                     -----------   -----------
      Total liabilities                                                               19,559,226    23,755,925
                                                                                     -----------   -----------
Stockholder's equity:
   Common stock, $1 par value, 5,000,000 shares authorized, issued and outstanding         5,000         5,000
   Additional paid in capital                                                            179,522        95,632
   Accumulated other comprehensive income (loss)                                        (420,447)      116,573
   Retained earnings                                                                   2,052,171     2,376,453
                                                                                     -----------   -----------
      Total stockholder's equity                                                       1,816,246     2,593,658
                                                                                     -----------   -----------
         Total liabilities and stockholder's equity                                  $21,375,472   $26,349,583
                                                                                     ===========   ===========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                 (In thousands)

                                                          2008         2007          2006
                                                       ----------   ----------    ---------
Revenues:
   Premiums                                            $1,862,276   $1,467,991    $1,308,939
   Policy and contract fees                               503,990      486,956       447,419
   Net investment income                                  529,216      522,370       500,400
   Net realized investment gains (losses)                (483,871)      48,255        53,403
   Finance charge income                                   53,286       49,755        44,792
   Commission income                                       73,623       69,602        64,983
   Other income                                            27,759       18,938        23,550
                                                       ----------   ----------    ----------
      Total revenues                                    2,566,279    2,663,867     2,443,486
                                                       ----------   ----------    ----------
Benefits and expenses:
   Policyholder benefits                                1,853,322    1,441,876     1,314,341
   Interest credited to policies and contracts            289,189      279,325       269,053
   General operating expenses                             482,556      464,573       413,174
   Commissions                                            176,009      158,927       159,545
   Administrative and sponsorship fees                     64,400       62,043        59,279
   Dividends to policyholders                              10,891       10,412        10,154
   Interest on notes payable                               10,419       10,301        10,318
   Amortization of deferred policy acquisition costs      237,581      176,183       177,807
   Capitalization of policy acquisition costs            (218,047)    (216,730)     (217,447)
                                                       ----------   ----------    ----------
      Total benefits and expenses                       2,906,320    2,386,910     2,196,224
                                                       ----------   ----------    ----------
         Income (loss) from operations before taxes      (340,041)     276,957       247,262
   Income tax expense (benefit):
      Current                                             (71,898)      70,600        72,736
      Deferred                                            (19,638)      10,544        (1,084)
                                                       ----------   ----------    ----------
         Total income tax expense (benefit)               (91,536)      81,144        71,652
                                                       ----------   ----------    ----------
            Net income (loss)                          $ (248,505)  $  195,813    $  175,610
                                                       ==========   ==========    ==========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                 (In thousands)

                                                                           ACCUMULATED
                                                             ADDITIONAL       OTHER                        TOTAL
                                                    COMMON     PAID IN    COMPREHENSIVE    RETAINED    STOCKHOLDER'S
                                                     STOCK     CAPITAL    INCOME (LOSS)    EARNINGS        EQUITY
                                                    ------   ----------   -------------   ----------   -------------
2006:
   Balance, beginning of year                       $5,000    $ 81,632      $ 140,106     $2,091,380     $2,318,118
      Comprehensive income:
         Net income                                     --          --             --        175,610        175,610
         Other comprehensive income                     --          --         18,125             --         18,125
                                                                                                         ----------
            Total comprehensive income                                                                      193,735
      Dividends to stockholder                          --          --             --        (65,805)       (65,805)
                                                    ------    --------      ---------     ----------     ----------
   Balance, end of year                             $5,000    $ 81,632      $ 158,231     $2,201,185     $2,446,048
                                                    ======    ========      =========     ==========     ==========
2007:
   Balance, beginning of year                       $5,000    $ 81,632      $ 158,231     $2,201,185     $2,446,048
      Comprehensive income:
         Net income                                     --          --             --        195,813        195,813
         Other comprehensive loss                       --          --        (19,076)            --        (19,076)
                                                                                                         ----------
            Total comprehensive income                                                                      176,737
      Changes in accounting principle                                         (22,582)        (4,645)       (27,227)
      Dividends to stockholder                          --          --             --        (15,900)       (15,900)
      Contributions to additional paid in capital       --      14,000             --             --         14,000
                                                    ------    --------      ---------     ----------     ----------
   Balance, end of year                             $5,000    $ 95,632      $ 116,573     $2,376,453     $2,593,658
                                                    ======    ========      =========     ==========     ==========
2008:
   Balance, beginning of year                       $5,000    $ 95,632      $ 116,573     $2,376,453     $2,593,658
      Comprehensive loss:
         Net loss                                       --          --             --       (248,505)      (248,505)
         Other comprehensive loss                       --          --       (537,109)            --       (537,109)
                                                                                                         ----------
            Total comprehensive loss                                                                       (785,614)
      Changes in accounting principle                   --          --             89         (1,277)        (1,188)
      Dividends to stockholder                          --          --             --        (74,500)       (74,500)
      Contributions to additional paid in capital       --      83,890             --             --         83,890
                                                    ------    --------      ---------     ----------     ----------
   Balance, end of year                             $5,000    $179,522      $(420,447)    $2,052,171     $1,816,246
                                                    ======    ========      =========     ==========     ==========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                 (In thousands)

                                                                    2008           2007           2006
                                                                -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                               $  (248,505)   $   195,813    $   175,610
Adjustments to reconcile net income (loss) to net cash
   provided by (used for) operating activities:
      Interest credited to annuity and insurance contracts          258,007        247,577        247,040
      Fees deducted from policy and contract balances              (338,399)      (425,291)      (415,193)
      Change in future policy benefits                              295,464         22,616         59,662
      Change in other policyholder liabilities, net                  13,718         45,024         55,994
      Amortization of deferred policy acquisition costs             237,581        176,183        177,807
      Capitalization of policy acquisition costs                   (218,047)      (216,730)      (217,447)
      Change in premiums and fees receivable                        (10,990)       (17,239)       (10,975)
      Deferred tax provision                                        (19,638)        10,447         (1,084)
      Change in income tax assets / liabilities - current           (91,547)        (5,073)         2,687
      Net realized investment losses (gains)                        483,871        (48,255)       (53,403)
      Change in reinsurance recoverables                            (29,498)       (32,104)       (43,548)
      Other, net                                                    (12,060)        (9,348)        42,974
                                                                -----------    -----------    -----------
         Net cash provided by (used for) operating activities       319,957        (56,380)        20,124
                                                                -----------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of:
   Fixed maturity securities                                      1,530,573        945,590        988,202
   Equity securities                                                379,806        604,148        558,248
   Private equity investments                                        26,065         72,265         50,154
   Derivative instruments                                           120,445          1,438         (2,052)
   Other invested assets                                                901            552          2,567
Proceeds from maturities and repayments of:
   Fixed maturity securities                                        570,415        774,909        918,091
   Mortgage loans                                                   109,559         76,606         91,063
Purchases and originations of:
   Fixed maturity securities                                     (2,434,610)    (1,811,777)    (2,164,474)
   Equity securities                                               (265,118)      (438,236)      (446,201)
   Mortgage loans                                                  (112,527)      (189,938)      (204,361)
   Private equity investments                                      (110,756)       (93,322)       (75,117)
   Derivative instruments                                          (127,450)        (1,908)           (12)
   Other invested assets                                                (79)        (1,206)          (286)
Finance receivable originations or purchases                       (131,565)      (138,901)      (129,808)
Finance receivable principal payments                               116,363        116,286        107,796
Securities in transit                                                38,598          3,041         15,637
Other, net                                                          (40,981)       (62,202)       (42,021)
                                                                -----------    -----------    -----------
         Net cash used for investing activities                    (330,361)      (142,655)      (332,574)
                                                                -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits credited to annuity and insurance contracts              2,551,249      2,342,490      2,172,597
Withdrawals from annuity and insurance contracts                 (2,171,046)    (2,116,797)    (1,932,688)
Change in amounts drawn in excess of cash balances                   (1,834)        55,452             --
Contributed capital                                                  11,307         14,000             --
Dividends paid to stockholder                                       (74,500)       (10,500)       (65,000)
Other, net                                                            6,206         15,236         18,333
                                                                -----------    -----------    -----------
         Net cash provided by financing activities                  321,382        299,881        193,242
                                                                -----------    -----------    -----------
Net increase (decrease) in cash and cash equivalents                310,978        100,846       (119,208)
Cash and cash equivalents, beginning of year                        265,921        165,075        284,283
                                                                -----------    -----------    -----------
Cash and cash equivalents, end of year                          $   576,899    $   265,921    $   165,075
                                                                ===========    ===========    ===========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2008, 2007 AND 2006

(1)  NATURE OF OPERATIONS

     ORGANIZATION AND DESCRIPTION OF BUSINESS

     The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian Financial Group, Inc.) and its wholly-owned subsidiaries, Personal Finance Company LLC, Enterprise Holding Corporation, Securian Life Insurance Company (Securian Life), and Allied Solutions, LLC. Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

     The Company, which primarily operates in the United States, has divided its businesses into four strategic business units, which focus on various markets: Individual Financial Security, Financial Institution Group, Group Insurance, and Retirement. Revenues, including net realized investment gains and losses, for these strategic business units and revenues reported by the Company's subsidiaries and corporate product line, for the years ended December 31 were as follows:

IN THOUSANDS                                 2008         2007         2006
---------------------------------------   ----------   ----------   ----------
Individual Financial Security             $  427,726   $  465,296   $  450,164
Financial Institution Group                  294,932      295,030      288,028
Group Insurance                            1,424,342    1,327,203    1,166,882
Retirement                                   447,154      331,408      335,327
                                          ----------   ----------   ----------
   Total strategic business units          2,594,154    2,418,937    2,240,401
Subsidiaries and corporate product line      (27,875)     244,930      203,085
                                          ----------   ----------   ----------
      Total                               $2,566,279   $2,663,867   $2,443,486
                                          ==========   ==========   ==========

     The Company serves over nine million people through more than 5,000 home office associates and field representatives located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

     The Company sold its wholly-owned subsidiary, Northstar Life Insurance Company (Northstar), a New York domiciled life insurance company, to an unaffiliated insurance company on July 1, 2007. Prior to the sale transaction, a majority of the Northstar policies and contracts were transferred to Securian Life via an assumption reinsurance transaction effective June 30, 2007. The remaining policies and contracts within Northstar after the sale were 100% reinsured to Securian Life via a coinsurance agreement with an effective date of July, 1 2007. Northstar had total revenues of $3,605,000 and $7,307,000 included in the consolidated statements of operations for the years ended 2007 and 2006, respectively. The sale of Northstar did not have a material impact on the consolidated results of operations or financial position of the Company.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the accounts of Minnesota Life Insurance Company and its subsidiaries. All material intercompany transactions and balances have been eliminated.

     The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including but not limited to, changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements, and such changes in estimates are generally recorded in the consolidated statements of operations in the period in which they are made.

     The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs for traditional and nontraditional insurance products, policyholder liabilities, valuation of and impairment losses on investments, valuation allowances or impairments for mortgage loans on real estate, income taxes, goodwill, intangible assets, and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

     INSURANCE REVENUES AND EXPENSES

     Premiums on traditional life insurance products, which include individual whole life and term insurance and immediate annuities, are recognized as revenue when due. For accident and health and group life insurance products, premiums are recognized as revenue over the contract period when earned. To the extent that this revenue is unearned, it is reported as part of unearned premiums and fees on the consolidated balance sheets. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policyholder benefits and the amortization of deferred policy acquisition costs.

     Nontraditional life insurance products include individual adjustable life, universal life and variable life insurance and group universal and variable universal life insurance. Revenue from nontraditional life insurance products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders and is assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Deferred policy acquisition costs are amortized relative to the emergence of estimated gross profits.

     Any premiums on both traditional and nontraditional products due as of the date of the consolidated financial statements that have not yet been received and posted are included in premiums and fees receivable on the consolidated balance sheets.

     Certain nontraditional life insurance products, specifically individual adjustable and variable life insurance, require payment of fees in advance for services that will be rendered over the estimated lives of the policies. These payments are established as unearned revenue reserves upon receipt and are included in unearned premiums and fees on the consolidated balance sheets. These unearned revenue reserves are amortized over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profits.

     COMMISSION INCOME

     Commission income on insurance products is recognized as earned, net of the amount required to be remitted to the various underwriters responsible for providing the policy. Commissions are refunded on cancelled policies based on the unearned portion of the premium payments.

     Commission income on investment related products is recognized on the date of sale. Related commission expense due to agents on such sales is also recognized on the date of sale.

     ADMINISTRATIVE AND SPONSORSHIP FEES

     The Company pays administrative fees to financial institutions for administrative duties performed including, but not limited to, collection and remittance of premium, assistance with premium billing, communication with loan customers and other additional clerical functions. The expense is estimated and accrued on a quarterly basis based on recent historical experience and is trued up at each profit sharing year-end which occur throughout the year. The Company also pays certain financial institutions sponsorship fees which are primarily based on the loss experience of the business placed by the financial institution with the Company.

     VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME

     Fixed maturity securities, which may be sold prior to maturity and include fixed maturities on loan, are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted using the interest yield method. The Company recognizes the excess of all cash flows over the initial investment attributable to its beneficial interest in asset-backed securities estimated at the acquisition/transaction date as interest income over the life of the Company's beneficial interest using the effective interest yield method. The Company does not accrete the discount for fixed maturity securities that are in default.

     The Company uses book value as cost for applying the retrospective adjustment method to loan-backed fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained using a commercial software application or internal estimates.

     Marketable equity securities are generally classified as available-for-sale and are carried at fair value. Mutual funds and exchange-traded fund (ETF) investments in select asset classes that are sub-advised are carried at the fair value of the underlying net assets of the funds. The Company also invests in non-marketable equity securities that are not classified as available-for-sale and are carried at cost, which approximates fair value. As of December 31, 2008 and 2007, respectively, the Company had $10,000,000 and $0 of non-marketable equity securities.

     Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, reserves and deferred income tax, reported as a separate component of accumulated other comprehensive income (loss) in stockholder's equity.

     Mortgage loans are carried at amortized cost less any valuation allowances. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the effective interest yield method.

     Private equity investments in limited partnerships are carried on the consolidated balance sheets at the amount invested, adjusted to recognize the Company's ownership share of the earnings or losses of the investee after the date of the acquisition, and adjusted for any distributions received (equity method accounting). In-kind distributions are recorded as a return of capital for the cost basis of the stock received. Any adjustments recorded directly to the stockholders' equity of the investee are recorded, based on the Company's ownership share, as unrealized gains or losses. The valuation of private equity investments is recorded based on the partnership financial statements from the previous quarter plus contributions and distributions during the fourth quarter. The Company believes this valuation represents the best available estimate, however, to the extent that market conditions fluctuate significantly, any change in the following quarter partnership financial statements could be material to the Company's unrealized gains or losses included in stockholder's equity.

     Fair values of fixed maturity securities are based on quoted market prices when available. Fair values of marketable equity securities are based on quoted market prices.

     For fixed maturity securities where quoted market prices are not available, generally private placement securities, securities that do not trade regularly, and embedded derivatives included in such securities, an internally developed pricing model using a commercial software application is most often used. The matrix pricing model is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced are important inputs into the model and are used to determine a corresponding spread that is applied to the U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value of the particular fixed maturity security.

     As of December 31, 2008, 85.3% of fixed maturity fair values were obtained from quoted market prices, 14.0% from the internal methods described above and 0.7% from other sources, primarily broker bids. As of December 31, 2007, 84.6% of fixed maturity fair values were obtained from quoted market prices, 14.6% from the internal methods described above and 0.8% from other sources, primarily broker bids. Due to extreme volatility in the fixed maturity markets beginning in late 2007 and throughout 2008, the Company performed additional procedures to ensure fair values obtained as of December 31, 2008 and 2007 were appropriate. The additional procedures were primarily performed on fixed maturities where the fair value obtained was less than 90% of par value which supplemented the Company's routine review of the securities valued between 90% and par. For these securities, the additional procedures performed included: review of price history and ratings, comparison of original projected returns to actual returns, analysis of underlying collateral, and documentation supporting the valuation used. During 2008, the Company also subscribed to a secondary third-party pricing service to ensure security prices recorded were reasonable. For securities that had varying prices over a certain threshold, the Company performed additional research to determine an appropriate price.

     Real estate is carried at cost less accumulated depreciation.

     For non-structured fixed maturity securities, the Company recognizes interest income using the interest method without anticipating the impact of prepayments. The Company recognizes dividend income on equity securities upon the declaration of the dividend.

     For structured securities, excluding interest-only securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from outside service providers or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income.

     Policy loans are carried at the unpaid principal balance.

     Cash and cash equivalents are carried at cost, which approximates fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

     A portion of the funds collected by the Company from its financial institution customers is restricted in its use because the Company is acting as an agent on behalf of certain insurance underwriters. As an agent, the Company has a fiduciary responsibility to remit the appropriate percentage of monies collected to the corresponding insurance underwriters. This sum of money is defined as unremitted premiums payable and is recorded in other liabilities on the consolidated balance sheets as discussed in detail in note 14. The use of restricted funds is limited to the satisfaction of the unremitted premiums payable owed to the underwriter.

     The amount of restricted cash reported in cash and cash equivalents on the consolidated balance sheets is $19,792,000 and $15,194,000 at December 31, 2008 and 2007, respectively.

     Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-offs. The interest rates on the receivables outstanding at December 31, 2008 and 2007 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security; as such, the carrying value of the receivables outstanding at December 31, 2008 and 2007 approximate the fair value at that date.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company currently enters into derivative transactions that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although certain transactions do not qualify for hedge accounting or the Company chooses not to elect hedge accounting, they provide the Company with an assumed economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. In general, these derivative instruments are used in the Company's efforts to attempt to manage risks relating to the variability of future earnings and cash flows caused by movements in foreign currency exchange rates and changes in the capital market and interest rates. For economic hedges, the Company documents all its risk-management objectives and strategies for entering into various hedge transactions. Derivative instruments are carried at fair value, with changes in fair value of derivative instruments and hedged items recorded in net realized investment gains or, in the case of certain life insurance product hedging, in policyholder benefits in the consolidated statements of operations. Derivative instrument fair values are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties. Interest income generated by derivative instruments is reported in net realized investment gains in the consolidated statements of operations.

     Several life insurance and annuity products in the Company's liability portfolio contain investment guarantees that either are embedded derivatives under FASB Statement No. 133 (FAS 133), ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES and related amendments and interpretations, or create economic exposure to equity and interest rate risks. These guarantees take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products. The Company uses economic hedges including futures contracts, interest rate swaps and exchange traded options, in its efforts to minimize the financial risk associated with these product guarantees.

     The Company entered into certain interest rate futures contracts to attempt to manage duration risk within certain total return managed portfolios within the general account. Due to the immateriality of the derivatives, the Company chose not to elect hedge accounting.

     In 2007, the Company utilized put options to partially hedge, on an economic basis, a known future stock distribution from one of its private equity investments. The subsequent distribution in 2007 resulted in the exercising of the put options and resulted in a $5,067,000 net realized investment gain. No similar hedging activity was initiated in 2008.

     The Company also enters into certain foreign currency derivative instruments that do not meet hedge accounting criteria. The primary purpose of these hedging activities is to manage the foreign exchange risk inherent in the elapsed time between trade processing and trade settlement in its international equity portfolios. The Company uses short-duration spot contracts in its efforts to mitigate this risk.

     In 2008, the Company entered into a forward currency contract designed to mitigate currency risk exposure due to general operating expenses that are expected to occur within the next 12 to 18 months. Additionally, the Company utilizes short-duration forward currency contracts to mitigate currency risk related to cash transactions resulting from the Company's foreign denominated investments.

     The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as derivative assets with the changes in fair value reported in net realized gains and losses. As of December 31, 2008 and 2007, the Company had certain TBA mortgage dollar roll securities in the amount of $30,906,000 and $10,912,000 classified as derivative instruments. For the years ended December 31 2008, 2007, and 2006, the change in fair value of these securities included in net realized investment gains was $366,000, $25,000 and $90,000, respectively.

     REALIZED AND UNREALIZED GAINS AND LOSSES

     Realized and unrealized gains and losses are determined using the specific security identification method. The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value. During these reviews, the Company evaluates many factors, including, but not limited to, the length of time and the extent to which the current fair value has been below the cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent and ability to hold the security, and current economic conditions. When the Company determines that an invested asset is other-than-temporarily impaired, the invested asset is written down to fair value and the amount of the impairment is included in net realized gains and losses on the consolidated statements of operations. The fair value then becomes the new cost basis of the investment and any subsequent recoveries in fair value are recognized at disposition.

     In January 2009, the Financial Accounting Standards Board (FASB) released FASB Financial Statement of Position EITF 99-20-1 (FSP EITF 99-20-1), AMENDMENTS TO THE IMPAIRMENT GUIDANCE OF EITF 99-20. The amended pronouncement removes the exclusive reliance on market participant estimates of future cash flows when determining potential other-than-temporary impairment and allows management to apply its own reasonable judgment in assessing whether an other-than temporary impairment has occurred. The application of this pronouncement was effective October 1, 2008 and the Company adopted the guidance on a prospective basis.

     Prior to the adoption of the amended guidance in EITF 99-20-1 on October 1, 2008, the Company's accounting policy for debt and equity securities that could be contractually prepaid or otherwise settled in a way that may have limited the Company's ability to fully recover the cost, was to record an other-than-temporary impairment unless the Company had both the ability and intent to hold the investment for a reasonable period of time and the security was expected to recover within a reasonable period of time. For debt securities with beneficial interests, the Company estimated cash flows using market participant estimates over the life of purchased beneficial interests in the securitized financial assets. If the Company's estimated fair value of its beneficial interests was not greater than or equal to its carrying value based on current information and events, and if there had been an adverse change in estimated cash flows since the last revised estimate, considering both timing and amount, the Company recognized an other-than-temporary impairment and recognized the purchased beneficial interest at the then current fair value. Following the adoption of EITF 99-20-1, the Company now considers both internal cash flow estimates as well as available third party information in determining the best estimates of cash flows over the life of purchased beneficial interests in the securitized financial assets.

     For non-structured debt securities, an other-than-temporary impairment is recorded when the Company does not have the ability and intent to hold the security until the forecasted recovery or if it is no longer probable that the Company will recover all amounts due under the contractual terms of the security. For equity securities, an other-than-temporary impairment is recorded when the Company does not have the ability and intent to hold the security until forecasted recovery, or if the forecasted recovery is not within a reasonable period.

     Equity securities that have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information based on the investee's current financial condition, liquidity, near-term recovery prospects, and other factors. In addition, all available-for-sale equity securities that have an unrealized loss position greater than $100,000 are reviewed based on the individual characteristics of the security. For all such equity security considerations, the Company further considers the likelihood of recovery within a reasonable period of time, as well as the intent and ability to hold such securities. Mutual funds and ETF investments are reviewed by analyzing the characteristics of the underlying investments and the outlook for the asset class along with the ability and intent to hold the investment.

     Private equity investments that have been in an unrealized loss position of greater than 20% for longer than two years are analyzed on a fund by fund basis using current and forecasted expectations for future fund performance, the age of the fund, general partner commentary and underlying investments within the fund.

     All other material unrealized losses are reviewed for any unusual event that may trigger an other-than-temporary impairment. Determination of the status of each analyzed investment as other-than-temporary or not is made based on these evaluations with documentation of the rationale for the decision.

     The Company may, from time to time, sell invested assets subsequent to the balance sheet date that were considered temporarily impaired at the balance sheet date for several reasons. The rationale for the change in the Company's ability and intent generally focuses on unforeseen changes in the economic facts and circumstances related to the invested asset subsequent to the balance sheet date, significant unforeseen changes in the Company's liquidity needs, or changes in tax laws or the regulatory environment. The Company had no material sales of invested assets subsequent to the balance sheet dates for either December 31, 2008 or 2007.

     Total other-than-temporary impairments for fixed maturity securities were $212,751,000, $37,500,000 and $31,356,000 for the years ended December 31,
     2008, 2007 and 2006, respectively.

     Total other-than-temporary impairments for equity securities for the years ended December 31, 2008, 2007 and 2006 were $76,792,000, $7,600,000 and $0 respectively.

     Total other-than-temporary impairments for private equity investments for the years ended December 31, 2008, 2007 and 2006 were $12,173,000, $5,470,000 and $10,868,000, respectively.

     The Company provides valuation allowances for impairments of mortgage loans on a specific identification basis. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral, if the loan is collateral dependent. Changes in the valuation allowance are recorded in net realized gains and losses on the consolidated statements of operations. No valuation allowances for mortgage loans were necessary as of December 31, 2008 and 2007. The change in valuation allowance was zero for the years ending December 31, 2008, 2007 and 2006.

     Impairment losses are recorded on investments in real estate and other long-lived assets used in operations when indicators of impairment are present, using undiscounted cash flows if available or independent market appraisals.

     SECURITIES LENDING

     The Company engages in securities lending whereby certain investments are loaned to other financial institutions for short periods of time. When these loan transactions occur, the lending broker provides cash collateral equivalent to 102% to 105% of the fair value of the loaned securities. This collateral is deposited with a lending agent who invests the collateral on behalf of the Company.

     The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded on the consolidated balance sheets as securities held as collateral and securities lending collateral, respectively. Securities on loan remain on the Company's consolidated balance sheets and interest and dividend income earned by the Company on loaned securities is recognized in net investment income on the consolidated statements of operations.

     Securities lending income is recorded in net investment income and was $1,285,000, $1,335,000, and $1,253,000 for the years ended December 31,
     2008, 2007, and 2006, respectively. Securities, consisting of equity securities and fixed maturity securities, were loaned to other financial institutions. Amounts loaned as of December 31, 2008 and 2007 were $253,703,000 and $673,783,000, respectively. As of December 31, 2008 and
     2007, the fair value of the collateral associated with securities lending was $214,604,000 and $683,004,000, respectively.

     The Company recognized other-than-temporary impairments of $47,019,000 and $10,044,000 on structured investment vehicles in default contained within its securities lending collateral portfolio for the years ended December 31, 2008 and 2007, respectively. These impairments are included in net realized investment gains (losses) on the consolidated statements of operations. The Company would be required to settle the amount of the impairment by either making a cash payment or purchasing the collateral securities at cost.

     SEPARATE ACCOUNTS

     Separate account assets and liabilities represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and are reported at the fair value of the investments held in the segregated funds. Investment income and gains and losses accrue directly to the policyholders and contractholders. The activity of the separate accounts is not reflected on the consolidated statements of operations except for the fees the Company received, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and the activity related to guaranteed minimum death and withdrawal benefits.

     The Company periodically invests money in its separate accounts. At December 31, 2008 and 2007, the fair value of these investments included within equity securities on the consolidated balance sheets was $21,041,000 and $24,579,000, respectively.

     FINANCE CHARGE INCOME AND RECEIVABLES

     Finance charge income, arising from the Company's consumer finance operations, includes finance charges, interest, and fees on finance receivables which are recorded as earned. Accrued and uncollected finance charges, interest and fees are included in finance receivables on the consolidated balance sheets. The Company uses the interest (actuarial) method of accounting for unearned finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges and interest on smaller balance, homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual of finance charges is resumed when the loan is contractually less than 60 days past due. Late charges are accrued only if two or fewer late charges are due and unpaid. Accrual of finance charges and interest is suspended on other receivables at the earlier of when they are contractually past due for more than 60 days or they are considered by management to be impaired.

     A loan is treated as impaired when, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Impaired loans are generally larger real estate secured loans that are 60 days past due. Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. Large groups of homogenous installment receivables are collectively evaluated for impairment. When a loan is identified as impaired, interest accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

     An allowance for losses is maintained by direct charges to operations at an amount, which in management's judgment, based on a specific review of larger individual loans, the overall risk characteristics of the portfolio, changes in the character or size of the portfolio, the level of non-performing assets, historical losses and economic conditions, is adequate to absorb probable losses on existing receivables. The Company's general policy is to charge off accounts (net of unearned finance charges) when they are deemed uncollectible and in any event on which no collections were received during the preceding six months, except for certain accounts which have been individually reviewed by management and are deemed to warrant further collection effort.

     The adequacy of the allowance for losses is highly dependent upon management's estimates of variables affecting valuation, appraisals of collateral, evaluations of performance and status, and the amounts and timing of future cash flows expected to be received on impaired loans. Such estimates, appraisals, evaluations and cash flows may be subject to frequent adjustments due to changing economic prospects of borrowers or properties. These estimates are reviewed periodically and adjustments, if necessary, are recorded in the provision for credit losses in the periods in which they become known.

     DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and renewal business, after the effects of reinsurance, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs. Deferred policy acquisition costs (DAC) are subject to loss recognition and recoverability testing at least annually.

     For traditional life insurance, accident and health and group life insurance products, DAC are amortized with interest over the premium paying period in proportion to the ratio of annual premium revenues to ultimate premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

     For nontraditional life insurance products and deferred annuities, DAC are amortized with interest over the expected life of the contracts in relation to the present value of estimated gross profits from investment, mortality and expense, and lapse margins. The Company reviews all assumptions used to project estimated gross profits, such as mortality, persistency, expenses, investment returns and separate account returns, periodically throughout the year. These assumptions reflect the Company's best estimate of future experience.

     For future separate account returns, the Company utilizes a mean reversion process. The Company determines an initial starting date (anchor date) to which long-term separate account return assumption is applied in order to project an estimated mean return. The Company's future long-term separate account return assumption was 8% at December 31, 2008 and 2007. Factors regarding economic outlook, as reviewed by a third-party and internal investment experts, and management's current view of the capital markets along with a historical analysis of long term investment returns were considered in developing the Company's long-term separate account return assumption. If the actual separate account return varies from the long-term assumption, a modified yield assumption is projected over the next five years such that the mean return equals the long-term assumption. The modified yield assumption is not permitted to be negative or in excess of 15 percent during the five-year reversion period.

     As a result of the overall poor market performance in 2008, the Company determined that the anchor date used in the mean reversion process should be reset to December 31, 2008 to better reflect current market conditions and the Company's best estimate of DAC. Resetting the anchor date resulted in an additional loss of $15,280,000 in 2008.

     Changes in assumptions can have a significant impact on the amount of DAC reported for nontraditional life insurance products and deferred annuities, and the related amortization patterns. In the event actual experience differs from expected or future assumptions are revised to reflect management's new best estimate, the Company records an increase or decrease in DAC amortization expense, which could be significant. Any resulting impact to financial results from a change in an assumption is included in amortization of deferred policy acquisition costs on the consolidated statements of operations.

     DAC are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as disclosed in note 19. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through other accumulated comprehensive income (loss) on the consolidated balance sheets.

     The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights or coverages that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

     SALES INDUCEMENTS

     The Company defers sales inducements and amortizes them over the life of the policy utilizing the same methodology and assumptions used to amortize DAC. Deferred sales inducements are included in other assets on the consolidated balance sheets. The Company offers sales inducements for individual annuity products that credits the policyholder with a higher interest rate than the normal general account interest rate for the first year of the deposit and another sales inducement that offers an upfront bonus on variable annuities. Changes in deferred sales inducements for the periods ended December 31 were as follows:

IN THOUSANDS                    2008     2007
----------------------------   ------   ------
Balance at beginning of year   $3,121   $1,651
Capitalization                  4,950    1,499
Amortization and interest         201      (29)
                               ------   ------
Balance at end of year         $8,272   $3,121
                               ======   ======

     GOODWILL AND OTHER INTANGIBLE ASSETS

     In connection with acquisitions of operating entities, the Company recognizes the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, and is tested for impairment, at the reporting unit level, at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to:
     (1) a significant adverse change in legal factors or in business climate,
     (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The fair value of the reporting unit is estimated using a combination of the income, or discounted cash flows, approach and the market approach, which utilizes comparable companies' data, when available. If the carrying amount of a reporting unit exceeds its fair value, then the amount of the impairment loss must be measured. The impairment loss would be calculated by comparing the implied fair value of reporting unit goodwill to its carrying amount. In calculating the implied fair value of reporting unit goodwill, the fair value of the reporting unit is allocated to all of the other assets and liabilities of that unit based on their fair values. The excess of the fair value of a reporting unit over the amount assigned to its other assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized when the carrying amount of goodwill exceeds its implied fair value.

     The Company also evaluates the recoverability of other intangible assets with finite useful lives whenever events or changes in circumstances indicate that an intangible asset's carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the market value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be determined as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

     SOFTWARE

     Computer software costs incurred for internal use are capitalized and amortized over a three to five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software and are included in property and equipment, net on the consolidated balance sheets. The Company had unamortized software costs of $37,896,000 and $35,686,000 as of December 31, 2008 and 2007, respectively, and amortized software expense of $13,714,000, $12,710,000 and $11,510,000 for the years ended December 31, 2008, 2007 and 2006, respectively.

     PROPERTY AND EQUIPMENT

     Property and equipment are carried at cost, net of accumulated depreciation of $114,081,000 and $108,335,000 at December 31, 2008 and 2007,
     respectively. Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2008, 2007, and 2006, was $12,136,000,
     $11,787,000, and $11,514,000, respectively.

     REINSURANCE

     Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured business. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

     POLICYHOLDER LIABILITIES

     Policy and contract account balances represent the net accumulation of funds associated with nontraditional life insurance products and deferred annuities. Additions to account balances include premiums, deposits and interest credited by the Company. Deductions to account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

     Future policy and contract benefits are comprised of reserves for traditional life insurance, group life insurance, accident and health products, and guarantees on certain deferred annuity contracts. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. Certain traditional life products are accounted for under AICPA Statement of Position 95-1, ACCOUNTING FOR CERTAIN INSURANCE ACTIVITIES OF MUTUAL LIFE INSURANCE ENTITIES. When estimating the expected gross margins for traditional life insurance products as of December 31, 2008, the Company has assumed an average rate of investment yields ranging from 5.82% to 6.06%.

     Future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on securities as disclosed in note 19. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a required discount rate if the funds were reinvested at then current market interest rates instead of the then current effective portfolio rate implicit in the policy reserves.

     Pending policy and contract claims primarily represent amounts estimated for claims incurred but not reported and claims that have been reported but not settled. Such liabilities are estimated based upon the Company's historical experience and other actuarial assumptions that consider current developments and anticipated trends.

     Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

     PARTICIPATING BUSINESS

     Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2008 and 2007, the total participating business in force was $1,719,000,000 and $1,732,649,000, respectively. As a percentage of total life insurance in force, participating business in force represents 0.3% at December 31, 2008 and 2007.

     INCOME TAXES

     The Company files a life/non-life consolidated federal income tax return with Minnesota Mutual Companies, Inc., the Company's ultimate parent. The Company utilizes a consolidated approach to the allocation of current taxes, whereby, the tax benefits resulting from any losses by the Company, which would be realized by Minnesota Mutual Companies, Inc. on a consolidated return, go to the benefit of the Company. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

     Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the consolidated financial statements. Any such change could significantly affect the amounts reported on the consolidated statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

     The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

     RECLASSIFICATION

     Certain 2007 and 2006 financial statement balances have been reclassified to conform to the 2008 presentation.

(3)  RISKS

     The following is a description of the significant risks facing the Company:

     CREDIT AND CASH FLOW ASSUMPTION RISK:

     Credit and cash flow assumption risk is the risk that issuers of securities, mortgagees on mortgage loans or other parties, including reinsurers and derivatives counterparties, default on their contractual obligations or experience adverse changes to the contractual cash flow streams. The Company attempts to minimize the adverse impact of this risk by monitoring portfolio diversification by asset class, creditor, industry, and by complying with investment limitations governed by state insurance laws and regulations as applicable. The Company also considers all relevant objective information available in estimating the cash flows related to structured securities. The Company monitors and manages exposures, determines whether securities are impaired or loans are deemed uncollectible, and takes charges in the period such assessments are made. Following below is discussion regarding particular asset class concentration of credit risk:

     CONCENTRATION OF CREDIT RISK:

          CASH AND CASH EQUIVALENTS:

          Certain financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration of credit risk. The Company places its cash and cash equivalents in investment grade securities and limits the amount of credit exposure with any one institution.

          FINANCIAL INSTRUMENTS:

          Management attempts to limit the concentration of credit risk with respect to mortgages, fixed maturity securities, and other invested assets by diversifying the geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

          Management attempts to achieve equity security diversification through the use of style diversification and through limiting exposure to a single issuer. Private equity investment diversification is sought by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of private equity instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

          DERIVATIVES:

          The Company executes derivative transactions with ongoing counterparty exposure exclusively with highly rated counterparties. Should the rating of a derivative counterparty drop, the Company may require the counterparty to post collateral. The aggregate counterparty exposure for a single non-qualified counterparty is limited to 1% of admitted assets. The aggregate counterparty exposure to all non-qualified counterparties is limited to 3% of admitted assets. Admitted assets in this context are defined as the Company's admitted assets as defined by Statutory Accounting guidance authored by the National Association of Insurance Commissioners (NAIC).

          To date, the Company has not required receipt of collateral from its interest rate swap counterparties. The Company does not anticipate nonperformance by any of its derivative instrument counterparties. The Company is required to pledge collateral in order to trade in futures contracts. This requirement is satisfied by deposit of a U.S. Treasury security. The Company maintains ownership of pledged securities at all times and is entitled to receive from the borrower any payments for interest on such securities during the period it is pledged as collateral.

          The Company attempts to minimize the adverse impact of any exposure to potential loss in the event of credit default by the Company's futures contracts by the fact that the futures contracts are exchange-traded instruments and if the broker could not perform its intermediary obligations concerning the Company's futures contracts, these contracts could be transferred to a new broker with little or no financial impact to the Company.

          SECURITIES LENDING:

          The Company participated in a securities lending program, managed by a third party lending agent, where it receives cash as collateral assets in exchange for loaned securities. During most of 2007, the cash received was invested in an Enhanced Yield Trust and a Collateral Investment Trust. During 2007, the trusts invested in certain structure investment vehicles (SIVs). These SIVs were identified as having credit issues where the recovery of the investment was remote and the trusts were dissolved prior to December 31, 2007. At December 31, 2007, the credit concentration risk was attempted to be mitigated by investing the cash in individual holdings rather than trusts; however, the Company experienced additional losses on these collateral holdings in 2008 due to market value declines on the collateral. During 2008, the magnitude of the securities lending program was reduced. The Company expects any additional losses to be immaterial.

     EQUITY MARKET RISK:

     Equity market risk is the risk that significant adverse fluctuations in the equity market can affect the Company's financial results. Risks may include, but are not limited to, potential impairments to equity security holdings, changes in the amount of fee revenue a company may be able to realize from its separate account assets, impacting estimations of future profit streams from variable products or increasing potential claims under certain contracts with guaranteed minimum benefit features and, as discussed in credit risk above, investing in equity securities as a part of the insurance company investment portfolio.

     As of December 31, 2008, approximately 87.3% of separate account assets were invested in equity investments across the Company's variable product offerings. The Company attempts to minimize the adverse impact of this risk with its product offerings in traditional insurance products, which do not expose fee revenue to equity market risk and by collecting fee revenue on a transactional or annual basis rather than an asset-based basis.

     The Company holds derivative instruments in its efforts to minimize the adverse impact of equity market risks embedded within certain individual annuity and life products.

     As discussed above, the Company monitors its overall exposure to the equity market and maintains a diversified investment portfolio limiting its exposure to any single issuer.

     FOREIGN CURRENCY RISK:

     Foreign currency risk is the risk that the price of foreign currency dominated contracts may change significantly prior to the completion of investment transactions. The Company utilizes short-duration spot forward contracts in its efforts to minimize the adverse impact of foreign currency exchange rate risk inherent in the elapsed time between trade processing and trade settlement in its international equity portfolios.

     INTEREST RATE RISK:

     Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities. The Company attempts to minimize the adverse impact of this risk by maintaining a diversified portfolio of investments and monitoring cash flow patterns in order to approximately match the expected maturity of its liabilities, by employing disciplined new product development procedures and by offering a wide range of products and by operating throughout the United States.

     LEGAL/REGULATORY RISK:

     Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or additional unanticipated expenses in the pricing of a company's products. The Company attempts to minimize the adverse impact of this risk by offering a wide range of products and by operating throughout the United States. The Company specifically monitors its risk toward any one particular product or particular jurisdictions. The Company employs compliance practices that identify and assist in minimizing the adverse impact of this risk.

     MORTALITY RISK:

     Mortality risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance products prove to be too aggressive (i.e., insureds on average do not live as long as expected). This situation could occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company's main strategy to reduce this risk is to limit the concentration of mortality risk through geographical diversification and the purchase of reinsurance.

     RATINGS RISK:

     Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company, where such change or changes in the Company's underlying business or a combination of both could negatively impact the Company. The Company employs a strategic planning process, disciplined new product procedures, monitors its risk based capital and other capital ratios for adequacy and maintains regular communications with the rating agencies in its efforts to minimize the adverse impact of this risk.

     REINSURANCE RISK:

     Reinsurance risk is the risk that reinsurance companies, where a company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into certain reinsurance contracts to cede a portion of its life and health business. The Company established a trust agreement when assets connected to the sale of its Individual Disability line of business were sold. The assets in the trust are actively monitored for potential credit risk and are replaced as necessary. The Company also monitors the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

(4)  NEW ACCOUNTING PRONOUNCEMENTS

     In January 2009, the FASB issued FSP EITF 99-20-1 which removes the exclusive reliance on market participant estimates of future cash flows and allows management to apply reasonable judgment in assessing whether an other-than-temporary impairment has occurred. The Company adopted the provisions of FSP EITF 99-20-1 on a prospective basis effective October 1, 2008.

     In December 2008, the FASB issued Financial Statement of Position No. FAS 132(R)-1 (FSP FAS 132(R)-1), EMPLOYERS' DISCLOSURES ABOUT POSTRETIREMENT BENEFIT ASSETS, which will require employers to make additional disclosures about plan assets for defined benefit and other postretirement benefit plans for periods ending after December 15, 2009. The Company is currently evaluating the impact to its financial statement disclosures due to the adoption of FSP FAS 132(R)-1.

     In April 2008, the FASB issued Financial Statement of Position No. FAS 142-3 (FSP FAS 142-3), DETERMINATION OF THE USEFUL LIFE OF INTANGIBLE ASSETS, addressing the renewal and extension assumptions used to determine the useful life of recognized intangible assets. FSP FAS 142-3 is required for fiscal years beginning after December 15, 2008 and is applicable for intangible assets acquired after the effective date. The Company expects no material impact to its consolidated results of operations or financial position due to the adoption of FSP FAS 142-3.

     In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - AN AMENDMENT OF FASB STATEMENT NO. 133, enhancing required disclosures that should enable financial statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for and how derivative instruments and related hedging items affect a company's financial position, financial performance and cash flows. The application of FAS 161 is required for fiscal years beginning after November 15, 2008. The Company is currently evaluating the impact to its financial statement disclosures due to the adoption of FAS 161.

     In December 2007, FASB issued Statement of Financial Accounting Standards No. 160 (FAS 160), NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS - AN AMENDMENT OF ARB NO. 51. FAS 160, amends Accounting Research Bulletin No. 51, CONSOLIDATED FINANCIAL STATEMENTS, to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The application of FAS 160 is required for fiscal years beginning on or after December 15, 2008, with early adoption prohibited. The Company expects no material impact to its consolidated results of operations or financial position due to the adoption of FAS 160.

     In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141, revised 2007 (FAS 141(R)), BUSINESS COMBINATIONS. FAS 141(R) improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides about a business combination and its effects. FAS 141(R) retains the fundamental requirements in FAS 141, BUSINESS COMBINATIONS, that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. The application of FAS 141(R) is required for business combinations in which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with early adoption prohibited. The Company expects no material impact to its consolidated results of operations or financial position due to the adoption of FAS 141(R).

     In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159 (FAS 159), THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES, INCLUDING AN AMENDMENT OF FASB STATEMENT No. 115. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The application of FAS 159 is required for fiscal years beginning after November 15, 2007. The adoption of FAS 159 did not impact the Company's consolidated financial statements as no items were elected for measurement at fair value upon initial adoption. The Company will continue to evaluate eligible financial assets and liabilities on their election dates. Any future elections will be disclosed in accordance with the provision outlined within FAS 159.

     In September 2006, the FASB released Statement of Financial Accounting Standards No. 158 (FAS 158), EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS, AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106, AND 132(R). FAS 158 requires an employer to recognize the funded status of a defined benefit pension and other postretirement plan as an asset or liability in its consolidated balance sheets and to recognize changes in funded status in the year in which the changes occur through other comprehensive income (loss). In addition, FAS 158 requires an employer to measure the funded status of a plan as of the date of its year-end financial statements. For employers without publicly traded equity securities, recognition of the funded status of a benefit plan is required to be adopted for fiscal years ending after June 15, 2007. The requirement to measure the funded status of a plan as of the date of its year-end financial statements is required for fiscal years ending after December 15, 2008. The Company adopted the requirement to recognize the funded status of its benefit plans as of December 31, 2007, which resulted in a $22,562,000 decrease to accumulated other comprehensive income (loss), net of taxes. The Company adopted the requirement to measure the funded status as of the date of its year-end financial statements on December 31, 2008, which resulted in a $1,277,000 decrease to retained earnings, net of taxes and a $89,000 increase to accumulated other comprehensive income (loss), net of taxes.

     In September 2006, the FASB released Statement of Financial Accounting Standards No. 157 (FAS 157), FAIR VALUE MEASUREMENTS. FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures regarding fair value measurements. The application of FAS 157 was initially required for fiscal years beginning after November 15, 2007. During February 2008, the FASB issued FASB Staff Position No. FAS 157-2, EFFECTIVE DATE OF FASB STATEMENT NO. 157, which delayed the effective date of FAS 157 until fiscal years beginning after November 15, 2008 for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis. During October 2008, the FASB issued FSP FAS 157-3, DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET WHEN THE MARKET FOR THAT ASSET IS NOT ACTIVE, effective upon issuance clarified the application of FAS 157 in an inactive market, including: how internal assumptions should be considered when measuring fair value, how observable market information that is not active should be considered and how the use of market quotes should be used when assessing observable and unobservable data. There was no material impact to the Company's financial statements, other than disclosures, as a result of the adoption of FAS 157 and its related FSP's in 2008.

     In September 2006, the U.S. Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 108 (SAB 108), CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS. SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. SAB 108 does not change the SEC staff's previous positions in SAB No. 99, MATERIALITY, regarding qualitative considerations in assessing the materiality of misstatements. SAB 108 was effective for fiscal years ending after November 15, 2006. Any material errors in existence at the beginning of the fiscal year ending after November 15, 2006, may have been corrected through a one-time cumulative effect adjustment to beginning of year retained earnings. There was no material impact to the Company's consolidated results of operations or financial position due to the adoption of SAB 108 in 2006.

     In June 2006, the FASB issued Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FASB STATEMENT NO. 109, ACCOUNTING FOR INCOME TAXES (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, disclosure and transition. The application of FIN 48 was required for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 effective January 1, 2007, which resulted in a cumulative effect adjustment to increase retained earnings $1,681,000, net of taxes.

     In February 2006, the FASB released Statement of Financial Accounting Standards No. 155 (FAS 155), ACCOUNTING FOR CERTAIN HYBRID INSTRUMENTS, AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140. In summary, this pronouncement: (1) permits fair value re-measurement for any hybrid instrument that contains an embedded derivative that otherwise would require bifurcation; (2) clarifies accounting for interest-only strips and principal-only strips; (3) requires evaluation of interest in securitized financial assets to identify interests that contain derivatives; (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (5) eliminates the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative. The application of FAS 155 was effective for all financial instruments acquired or issued after the beginning of the fiscal year that begins after September 15, 2006. The adoption of FAS 155 had no material impact to the consolidated results of operations or financial position of the Company.

     In November 2005, the FASB issued FSP-FAS 115-1 and 124-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS, which addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. This staff position also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures regarding unrealized losses that have not been recognized as other-than-temporary impairments. The Company's other-than-temporary policy was not impacted by the adoption of this staff position as the Company's policy was already consistent with the resulting guidance.

     In September 2005, AcSEC of the AICPA issued Statement of Position 05-1 (SOP 05-1), ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS. This statement provides guidance on accounting for DAC on internal replacements and investment contracts other than those specifically described by FASB Statement No. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS. This statement was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1, effective January 1, 2007 which resulted in a cumulative effect adjustment to decrease retained earnings by $6,326,000, net of taxes and decrease accumulated other comprehensive income by $20,000, net of taxes.

     In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154 (FAS 154), ACCOUNTING CHANGES AND ERROR CORRECTIONS, A REPLACEMENT OF APB OPINION NO. 20 AND FASB STATEMENT NO. 3. This document establishes retrospective application for a change in accounting principle, if practicable, unless specifically addressed in transition guidance within an accounting pronouncement. The document also provides guidance for determining whether retroactive treatment is impracticable. In addition the document addresses reporting of a correction of an error and restating previously issued financial statements. FAS 154 was effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of FAS 154 on January 1, 2006, did not have a material impact on the consolidated results of operations or financial position of the Company.

     In December 2004, the FASB issued Statement of Financial Accounting Standards No. 153 (FAS 153), EXCHANGE OF NONMONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29 (APB 29), which eliminates the exception in APB 29 for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. This guidance is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of FAS 153 on January 1, 2006, did not have a material impact on the consolidated results of operations or financial position of the Company.

(5)  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair value of the Company's financial assets and financial liabilities has been determined using available market information as of December 31, 2008 and 2007. Although the Company is not aware of any factors that would significantly affect the fair value of financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE

     As described in note 4, the Company adopted FAS 157 effective January 1, 2008 for its financial assets and financial liabilities that are measured at fair value. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

     FAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the company primarily uses the market approach which utilizes process and other relevant information generated by market transactions involving identical or comparable assets or liabilities. To a lesser extent, the Company also uses the income approach which uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

     Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

     Under FAS 157, the Company is required to categorize its financial assets and financial liabilities recorded in the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

     Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include U.S. Treasury securities, money-market funds, actively-traded U.S. and international equities, investments in mutual funds with quoted market prices, certain separate account assets, and listed derivatives.

     Level 2 - Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith of the government, publicly traded corporate bonds, structured notes, municipal bonds, certain mortgage and asset-backed securities, certain separate account assets, and certain derivatives.

     Level 3 - Prices or valuations that require significant unobservable inputs. The types of assets and liabilities utilizing Level 3 valuations generally include mortgage and asset backed securities, certain privately placed corporate bonds and certain derivatives, including embedded derivatives associated with living benefit guarantees and equity-indexed features on certain life and annuity contracts.

     The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

     Refer to note 2 for additional information on techniques used to measure fair value and any changes in those techniques during 2008.

     The following table summarizes the Company's financial assets and financial liabilities measured at fair value on a recurring basis as of December 31, 2008:

IN THOUSANDS                                      LEVEL 1     LEVEL 2      LEVEL 3      TOTAL
---------------------------------------------   ----------   ----------   --------   -----------
Fixed maturity securities, available for sale   $   34,592   $4,912,184   $902,182   $ 5,848,958
Equity securities, available for sale              340,235           --        326       340,561
Fixed maturity securities on loan                  109,172      107,581         --       216,753
Equity securities on loan                           36,950           --         --        36,950
Derivative instruments                                   9       57,404         --        57,413
                                                ----------   ----------   --------   -----------
   Total investments                               520,958    5,077,169    902,508     6,500,635
Cash equivalents                                   463,326       33,425         --       496,751
Securities held as collateral                       13,528      201,076         --       214,604
Separate account assets                          8,977,964      259,683      2,100     9,239,747
                                                ----------   ----------   --------   -----------
   Total financial assets                       $9,975,776   $5,571,353   $904,608   $16,451,737
                                                ==========   ==========   ========   ===========
Policy and contract account balances (1)        $       --   $       --   $  2,398   $     2,398
Future policy and contact benefits (1)                  --           --    107,175       107,175
Securities lending collateral                       13,528      258,139         --       271,667
                                                ----------   ----------   --------   -----------
   Total financial liabilities                  $   13,528   $  258,139   $109,573   $   381,240
                                                ==========   ==========   ========   ===========

(1) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed annuity payout floor, and equity-indexed annuity and life products are considered embedded derivatives under current accounting guidance, resulting in the related liabilities being separated from the host contract and recognized at fair value.

     The following table provides a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2008:

                                                  FIXED
                                                MATURITY       EQUITY
                                               SECURITIES,   SECURITIES,    SEPARATE       TOTAL
                                                AVAILABLE     AVAILABLE      ACCOUNT     FINANCIAL
IN THOUSANDS                                    FOR SALE      FOR SALE     ASSETS (2)     ASSETS
--------------------------------------------   -----------   -----------   ----------   ----------
Balance as of January 1, 2008                  $ 1,059,806     $ 2,369      $ 10,061    $1,072,236
Total realized and unrealized gains (losses)
   included in:
      Net loss (1)                                 (19,029)       (428)       (2,516)      (21,973)
      Other comprehensive loss                    (151,755)         89            --      (151,666)
Purchases, sales and settlements, net               (2,736)     (1,819)          (52)       (4,607)
Net transfers in (out) of Level 3                   15,896         115        (5,393)       10,618
                                               -----------     -------      --------    ----------
         Balance as of December 31, 2008       $   902,182     $   326      $  2,100    $  904,608
                                               ===========     =======      ========    ==========
Change in unrealized gains (losses) included
   in net loss related to assets held at
      December 31, 2008                                 --          --        (2,516)       (2,516)

(1) The amounts included in this row are reported in net realized investment gains (losses) on the consolidated statements of operations.

(2) The net realized gain (loss) on separate account assets is attributable to policy and contract holders and, therefore, is not included in the Company's net loss.

     The following table provides a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2008:

                                                POLICY AND     FUTURE
                                                 CONTRACT    POLICY AND      TOTAL
                                                  ACCOUNT     CONTRACT     FINANCIAL
IN THOUSANDS                                     BALANCES     BENEFITS    LIABILITIES
---------------------------------------------   ----------   ----------   -----------
Balance as of January 1, 2008                     $1,727      $ 12,986      $ 14,713
Total realized and unrealized gains (losses)
   included in:
      Net loss (1)                                   671        94,599        95,270
      Other comprehensive loss                        --            --            --
Sales, issuances and settlements, net                 --          (410)         (410)
Net transfers in (out) of Level 3                     --            --            --
                                                  ------      --------      --------
         Balance as of December 31, 2008          $2,398      $107,175      $109,673
                                                  ======      ========      ========
Change in unrealized (gains) losses included
   in net loss related to liabilities held at
      December 31, 2008                              671        94,792        95,463

(1) The amounts included in this row are reported in net realized investment gains (losses) on the consolidated statements of operations.

     The Company did not have any assets or liabilities reported in fair value on a nonrecurring basis required to be disclosed under FAS 157.

     FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT OTHER THAN FAIR
     VALUE

     The Company uses various methods and assumptions to estimate the fair value of financial assets and financial liabilities that are not carried at fair value on the consolidated balance sheets.

     Fair values of mortgage loans are based upon discounted cash flows, quoted market prices and matrix pricing. The carrying amounts for finance receivables, policy loans, and private equity investments approximate the assets' fair values.

     The interest rates on finance receivables outstanding as of December 31, 2008 and 2007, are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security.

     The fair values of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges, are estimated to be the amount payable on demand as of December 31, 2008 and 2007 as those investment contracts have no defined maturity, are similar to a deposit liability and are based on the current interest rate environment relative to the guaranteed interest rates. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

     The fair values of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

     The fair value of notes payable is estimated using rates currently available to the Company for debt with similar terms and remaining maturities.

     The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                      2008                    2007
                             ---------------------   ---------------------
                              CARRYING      FAIR      CARRYING      FAIR
IN THOUSANDS                   AMOUNT      VALUE       AMOUNT      VALUE
--------------------------   ---------   ---------   ---------   ---------
Mortgage loans, net          1,250,198   1,181,272   1,247,183   1,263,148
Finance receivables, net       185,317     185,317     178,318     178,318
Policy loans                   334,986     334,986     321,063     321,063
Private equity investments     475,016     475,016     410,649     410,649

     The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                      2008                      2007
                             ----------------------   -----------------------
                              CARRYING       FAIR      CARRYING       FAIR
IN THOUSANDS                   AMOUNT       VALUE       AMOUNT       VALUE
-------------------------    ----------  ----------   ----------   ----------
Deferred annuities           $2,005,003  $1,991,314   $1,885,096   $1,878,689
Annuity certain contracts        56,112      54,981       56,110       56,878
Other fund deposits           1,403,133   1,419,365    1,285,747    1,285,275
Supplementary contracts
   without life
   contingencies                 52,524      52,524       48,274       48,274
Notes payable                   125,000     127,179      125,000      127,132

(6)  INVESTMENTS

     Net investment income for the years ended December 31 was as follows:

IN THOUSANDS                                      2008        2007       2006
---------------------------------------------   --------    --------   --------
Fixed maturity securities                       $406,958    $401,629   $392,210
Equity securities                                 20,886      23,593     20,997
Mortgage loans                                    80,917      76,246     70,711
Policy loans                                      24,040      22,522     21,592
Cash equivalents                                   4,921      10,312      8,514
Private equity investments                         5,266       2,577        302
Derivative instruments                              (101)         53        (27)
Other invested assets                              3,005       2,459      2,533
                                                --------    --------   --------
   Gross investment income                       545,892     539,391    516,832
Investment expenses                              (16,676)    (17,021)   (16,432)
                                                --------    --------   --------
   Total                                        $529,216    $522,370   $500,400
                                                ========    ========   ========

     Net realized investment gains (losses) for the years ended December 31 were as follows:

IN THOUSANDS                                       2008       2007       2006
---------------------------------------------   ---------   --------   --------
Fixed maturity securities                       $(290,059)  $(50,010)  $(41,722)
Equity securities                                 (93,986)    83,580     76,134
Private equity investments                         (2,070)    32,516     18,058
Derivative instruments                            (50,844)    (7,921)       812
Other invested assets                                 107        134        121
Securities held as collateral                     (47,019)   (10,044)        --
                                                ---------   --------   --------
   Total                                        $(483,871)  $ 48,255   $ 53,403
                                                =========   ========   ========

     Gross realized gains (losses) on the sales and impairments of fixed maturity securities, equity securities and private equity investments for the years ended December 31 were as follows:

IN THOUSANDS                                       2008       2007       2006
---------------------------------------------   ---------   --------   --------
Fixed maturity securities, available for sale
   Gross realized gains                         $  15,997   $ 22,237   $  6,189
   Gross realized losses                         (306,056)   (72,247)   (47,911)
Equity securities:
   Gross realized gains                            49,028    108,727     95,587
   Gross realized losses                         (143,014)   (25,147)   (19,453)
Private equity investments:
   Gross realized gains                            10,173     38,064     29,165
   Gross realized losses                          (12,243)    (5,548)   (11,107)

     The amortized cost and fair value of investments in fixed maturity and marketable equity securities by type of investment were as follows:

                                                          GROSS UNREALIZED
IN THOUSANDS                                AMORTIZED   -------------------      FAIR
DECEMBER 31, 2008                             COST        GAINS     LOSSES       VALUE
----------------------------------------   ----------   --------   --------   ----------
   U.S. government                         $   36,673   $  7,819   $    133   $   44,359
   Agencies not backed by the full faith
      and credit of the U.S. government        34,250      4,530      1,351       37,429
   Foreign governments                          4,196        463         --        4,659
   Corporate securities                     3,556,936     35,167    345,102    3,247,001
   Asset-backed securities                    370,439      2,880     66,245      307,074
   Mortgage-backed securities               2,474,227     55,813    321,604    2,208,436
                                           ----------   --------   --------   ----------
      Total fixed maturities                6,476,721    106,672    734,435    5,848,958
   Equity securities - unaffiliated           348,897     26,175     24,511      350,561
                                           ----------   --------   --------   ----------
         Total                             $6,825,618   $132,847   $758,946   $6,199,519
                                           ==========   ========   ========   ==========

                                                          GROSS UNREALIZED
IN THOUSANDS                                AMORTIZED   -------------------      FAIR
DECEMBER 31, 2007                             COST        GAINS      LOSSES      VALUE
----------------------------------------   ----------   --------    -------   ----------
   U.S. government                         $   33,619   $    470    $     1   $   34,088
   Agencies not backed by the full faith
      and credit of the U.S. government        18,289      2,090         41       20,338
   Foreign governments                          5,285        113         --        5,398
   Corporate securities                     3,326,219     71,356     43,792    3,353,783
   Asset-backed securities                    268,193      2,719      5,455      265,457
   Mortgage-backed securities               2,362,580     37,529     25,045    2,375,064
                                           ----------   --------    -------   ----------
      Total fixed maturities                6,014,185    114,277     74,334    6,054,128
   Equity securities - unaffiliated           493,747    120,536     14,623      599,660
                                           ----------   --------    -------   ----------
         Total                             $6,507,932   $234,813    $88,957   $6,653,788
                                           ==========   ========    =======   ==========

     The amortized cost and fair value of securities on loan by type of investment were as follows:

                                                       GROSS UNREALIZED
IN THOUSANDS                               AMORTIZED   ----------------     FAIR
DECEMBER 31, 2008                             COST      GAINS    LOSSES     VALUE
----------------------------------------   ---------   -------   ------   --------
   U.S. government                          $ 94,122   $18,559   $    9   $112,672
   Agencies not backed by the full faith
      and credit of the U.S. government       35,841     1,276       --     37,117
   Corporate securities                       14,330       372      760     13,942
   Mortgage-backed securities                 50,474     2,568       20     53,022
                                            --------   -------   ------   --------
      Total fixed maturities                 194,767    22,775      789    216,753
   Equity securities - unaffiliated           35,039     3,038    1,127     36,950
                                            --------   -------   ------   --------
         Total                              $229,806   $25,813   $1,916   $253,703
                                            ========   =======   ======   ========

                                                       GROSS UNREALIZED
IN THOUSANDS                               AMORTIZED   ----------------     FAIR
DECEMBER 31, 2007                             COST      GAINS    LOSSES     VALUE
----------------------------------------   ---------   -------   ------   --------
   U.S. government                          $ 97,291   $10,642   $   --   $107,933
   Agencies not backed by the full faith
      and credit of the U.S. government       34,466     1,221        2     35,685
   Corporate securities                       19,028       165    1,349     17,844
   Asset-backed securities                   102,588       755      177    103,166
   Mortgage-backed securities                342,705     5,871    1,086    347,490
                                            --------   -------   ------   --------
      Total fixed maturities                 596,078    18,654    2,614    612,118
   Equity securities - unaffiliated           50,335    16,209    4,879     61,665
                                            --------   -------   ------   --------
         Total                              $646,413   $34,863   $7,493   $673,783
                                            ========   =======   ======   ========

     The amortized cost and fair value of fixed maturity securities at December 31, 2008, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                    AVAILABLE-FOR-SALE
                                            AVAILABLE-FOR-SALE      SECURITIES ON LOAN
                                         -----------------------   --------------------
                                          AMORTIZED      FAIR      AMORTIZED     FAIR
IN THOUSANDS                                 COST        VALUE        COST       VALUE
--------------------------------------   ----------   ----------   ---------   --------
Due in one year or less                  $  239,531   $  237,039    $ 33,002   $ 33,482
Due after one year through five years     1,282,175    1,223,663      34,121     34,831
Due after five years through ten years    2,052,148    1,806,832      27,597     31,625
Due after ten years                         428,640      372,988      49,573     63,793
                                         ----------   ----------    --------   --------
                                          4,002,494    3,640,522     144,293    163,731
Mortgage-backed securities                2,474,227    2,208,436      50,474     53,022
                                         ----------   ----------    --------   --------
   Total                                 $6,476,721   $5,848,958    $194,767   $216,753
                                         ==========   ==========    ========   ========

     The Company had certain investments with a reported fair value lower than the cost of the investments as follows:

IN THOUSANDS                                                          UNREALIZED
DECEMBER 31, 2008                           FAIR VALUE      COST        LOSSES
-----------------------------------------   ----------   ----------   ----------
U.S. government securities
      Less than 12 months                   $      343   $      476    $    133
      12 months or greater                          --           --          --
Agencies not backed by the full faith and
   credit of the U.S. government
      Less than 12 months                        2,797        4,000       1,203
      12 months or greater                         952        1,100         148
Corporate securities
      Less than 12 months                    1,810,209    2,019,010     208,801
      12 months or greater                     429,023      565,324     136,301
Mortgage and asset-backed securities
      Less than 12 months                      925,535    1,191,449     265,914
      12 months or greater                     178,854      300,789     121,935
Equity securities - unaffiliated
      Less than 12 months                       78,202       96,686      18,484
      12 months or greater                      29,192       35,219       6,027

IN THOUSANDS                                                          UNREALIZED
DECEMBER 31, 2007                           FAIR VALUE      COST        LOSSES
-----------------------------------------   ----------    --------    ----------
U.S. government securities
      Less than 12 months                    $    499     $    500     $     1
      12 months or greater                         --           --          --
Agencies not backed by the full faith and
   credit of the U.S. government
      Less than 12 months                       2,823        2,856          33
      12 months or greater                        429          437           8
Corporate securities
      Less than 12 months                     720,360      744,800      24,440
      12 months or greater                    552,978      572,330      19,352
Mortgage and asset-backed securities
      Less than 12 months                     379,584      401,644      22,060
      12 months or greater                    333,185      341,625       8,440
Equity securities - unaffiliated
      Less than 12 months                     114,705      126,577      11,872
      12 months or greater                     31,662       34,413       2,751

     The Company had certain investments on loan with a reported fair value lower than the cost of the investments as follows:

IN THOUSANDS                                                          UNREALIZED
DECEMBER 31, 2008                           FAIR VALUE       COST       LOSSES
-----------------------------------------   ----------      ------    ----------
U.S. government securities
      Less than 12 months                     $4,751        $4,760      $    9
      12 months or greater                        --            --          --
Agencies not backed by the full faith and
   credit of the U.S. government
      Less than 12 months                         --            --          --
      12 months or greater                        --            --          --
Corporate securities
      Less than 12 months                      6,862         7,242         380
      12 months or greater                     2,749         3,129         380
Mortgage and asset-backed securities
      Less than 12 months                      2,299         2,319          20
      12 months or greater                        --            --          --
Equity securities - unaffiliated
      Less than 12 months                      5,520         6,629       1,109
      12 months or greater                       106           124          18

IN THOUSANDS                                                          UNREALIZED
DECEMBER 31, 2007                           FAIR VALUE       COST       LOSSES
-----------------------------------------   ----------     -------    ----------
U.S. government securities
      Less than 12 months                     $    --      $    --      $   --
      12 months or greater                         --           --          --
Agencies not backed by the full faith and
   credit of the U.S. government
      12 months or greater                      2,073        2,075           2
      Greater than 12 months                       --           --          --
Corporate securities
      Less than 12 months                       6,781        7,604         823
      12 months or greater                      4,737        5,263         526
Mortgage and asset-backed securities
      Less than 12 months                      70,912       71,384         472
      12 months or greater                     91,095       91,886         791
Equity securities - unaffiliated
      Less than 12 months                      12,849       16,418       3,569
      12 months or greater                      1,375        2,685       1,310

     Unrealized losses on fixed maturities were primarily concentrated in corporate bonds and structured asset and mortgage-backed securities. The increase in unrealized losses was primarily the result of widening credit spreads and poor U.S. economic conditions. Based upon the valuation of these securities in accordance with the Company's accounting policies outlined in note 2, and the ability and intent of the Company to hold the securities until recovery of carrying value, management has determined that these securities are not other-than-temporarily impaired as of December 31, 2008.

     For equity securities, independent research supports prices that will return the securities to original cost or higher within a reasonable period and, therefore, management has determined that these securities are not other-than-temporarily impaired as of December 31, 2008.

     At December 31, 2008 and 2007, no specific mortgage loans were considered impaired. As of December 31, 2008 and 2007, there was no general allowance for credit losses for potential impairments in the mortgage loan portfolio. Provisions for credit losses or charge-offs for the years ended December 31, 2008, 2007, and 2006 were zero.

     The Company did not collect any interest income on impaired mortgages in 2008, 2007, or 2006.

     At December 31, 2008 and 2007, fixed maturity securities and cash equivalents with a carrying value of $17,609,000 and $18,033,000, respectively, were on deposit with various regulatory authorities as required by law.

(7)  VARIABLE INTEREST ENTITIES

     In January 2003, the FASB issued Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES - AN INTERPRETATION OF ARB NO. 51, subsequently revised in December of 2003 (FIN 46-R). The provisions of FIN 46-R for non-public entities apply immediately to variable interest entities (VIEs) created after December 31, 2003, and to VIEs in which an enterprise obtains an interest after that date. For VIEs created prior to December 31, 2003 the effective date of FIN 46-R is the beginning of the first period beginning after December 15, 2004. FIN 46-R changes the method of determining whether certain entities should be included in the Company's consolidated financial statements. An entity subject to FIN 46-R is called a VIE if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that absorbs a majority of the expected losses, receives a majority of the expected residual returns or both.

     The Company has reviewed all investments and relationships for potential VIEs. As of December 31, 2008 and 2007, the Company had identified one VIE for which it was the primary beneficiary. The Company held an investment in a trust for which it was the primary beneficiary and where results were consolidated in the Company's financial results. The assets held under this VIE as of December 31, 2008 and 2007 were $4,972,000 and $5,172,000, respectively and are included in other invested assets on the consolidated balance sheets.

     The Company has identified VIE arrangements in which it holds significant variable interests, but is not the primary beneficiary and for which results have not been consolidated, as detailed below:

IN THOUSANDS                                     MAXIMUM
DECEMBER 31, 2008            TOTAL ASSETS   EXPOSURE TO LOSS
--------------------------   ------------   ----------------
Private equity investments      $28,008          $25,080
Other invested assets             2,286            2,286

IN THOUSANDS                                     MAXIMUM
DECEMBER 31, 2007            TOTAL ASSETS   EXPOSURE TO LOSS
--------------------------   ------------   ----------------
Private equity investments      $50,048          $32,999
Other invested assets             2,286            2,286

(8)  NET FINANCE RECEIVABLES

     Finance receivables as of December 31 were as follows:

IN THOUSANDS                       2008         2007
------------------------------   --------    --------
Direct installment loans         $223,889    $212,965
Retail installment notes           30,633      32,608
Accrued interest                    4,289       3,928
                                 --------    --------
   Gross receivables              258,811     249,501
Unearned finance charges          (63,125)    (61,116)
Allowance for losses              (10,369)    (10,067)
                                 --------    --------
      Finance receivables, net   $185,317    $178,318
                                 ========    ========

     Direct installment loans, at December 31, 2008 and 2007, consisted of $153,144,000 and $145,969,000, respectively, of discount basis loans, net of unearned finance charges and unearned other charges, and $13,329,000 and $11,882,000, respectively, of interest-bearing loans and generally have a maximum term of 84 months. The retail installment notes are principally discount basis, arise from borrowers purchasing household appliances, furniture, and sundry services, and generally have a maximum term of 48 months.

     Total finance receivables, net of unearned finance charges, by date of final maturity at December 31, 2008 were as follows:

IN THOUSANDS
-------------------------------------------------------------
2009                                                            $ 27,340
2010                                                              58,697
2011                                                              90,777
2012                                                              15,320
2013                                                                 964
2014 and thereafter                                                2,588
                                                                --------
   Total finance receivables, net of unearned finance charges    195,686
Allowance for losses                                             (10,369)
                                                                --------
      Finance receivables, net                                  $185,317
                                                                ========

     During the years ended December 31, 2008, 2007 and 2006, principal cash collections of direct installment loans were $74,441,000, $74,751,000 and $71,630,000, respectively, and the percentages of these cash collections to average net balances were 47%, 51% and 54%, respectively. Retail installment notes' principal cash collections were $38,200,000, $37,987,000 and $32,941,000, respectively, and the percentages of these cash collections to average net balances were 149%, 146% and 145% for the years ended December 31, 2008, 2007 and 2006, respectively.

     The ratio of the allowance for losses to total finance receivables, net of unearned finance charges, at both December 31, 2008 and 2007 was 5.3%.

     Changes in the allowance for losses for the years ended December 31 were as follows:

IN THOUSANDS                     2008       2007      2006
----------------------------   --------   -------   -------
Balance at beginning of year   $ 10,067   $ 9,227   $ 8,292
Provision for credit losses       8,487     7,018     5,890
Charge-offs                     (11,907)   (9,741)   (8,183)
Recoveries                        3,722     3,549     3,228
Allowance on bulk purchases          --        14        --
                               --------   -------   -------
Balance at end of year         $ 10,369   $10,067   $ 9,227
                               ========   =======   =======

     At December 31, 2008 and 2007, the recorded investments in certain direct installment loans were considered to be impaired. The balances of such loans at December 31, 2008 and 2007 and the related allowance for losses were as follows:

                                INSTALLMENT
IN THOUSANDS                       LOANS
-----------------------------   -----------
Balances at December 31, 2008       $ 97
Related allowance for losses        $ 63
Balances at December 31, 2007       $143
Related allowance for losses        $ 93

     All loans deemed to be impaired are placed on non-accrual status. Interest income on impaired loans is recognized on a cash basis. The average balance of impaired loans during the years ended December 31, 2008 and 2007 was $128,000 and $149,000, respectively.

     There were no commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2008 or 2007.

     The net investment in receivables on which the accrual of finance charges and interest was suspended at and which are being accounted for on a cash basis at December 31, 2008 and 2007 was $22,654,000 and $21,706,000,
     respectively. There was no investment in receivables past due more than 60 days that were accounted for on an accrual basis at December 31, 2008 and 2007.

(9)  INCOME TAXES

     Income tax expense (benefit) varies from the amount computed by applying the federal income tax rate of 35% to income (loss) from operations before taxes. The significant components of this difference were as follows:

IN THOUSANDS                                             2008       2007       2006
---------------------------------------------------   ----------   --------   --------
Computed tax expense (benefit)                        $(119,014)  $ 96,935   $ 86,542
Difference between computed and actual tax expense:
   Dividends received deduction                          (7,278)   (10,734)   (10,992)
   Tax credits                                           (5,257)    (6,532)    (2,793)
   Change in valuation allowance                         36,995          6         --
   Expense adjustments and other                          3,018      1,469     (1,105)
                                                      ---------   --------   --------
      Total tax expense (benefit)                     $ (91,536)  $ 81,144   $ 71,652
                                                      =========   ========   ========

     The tax effects of temporary differences that give rise to the Company's net deferred federal tax asset (liability) at December 31 were as follows:

IN THOUSANDS                                                2008        2007
------------------------------------------------------   ---------   ---------
Deferred tax assets:
   Policyholder liabilities                              $      --   $   6,357
   Pension and postretirement benefits                      86,330      36,747
   Tax deferred policy acquisition costs                   120,119     112,439
   Deferred gain on individual disability coinsurance       10,746      12,171
   Net realized capital losses                             141,493      50,595
   Net unrealized capital losses                           201,650          --
   Ceding commissions and goodwill                           4,327       6,226
   Other                                                     8,031       7,334
                                                         ---------   ---------
      Gross deferred tax assets                            572,696     231,869
   Less valuation allowance                                (37,001)         (6)
                                                         ---------   ---------
      Deferred tax assets, net of valuation allowance      535,695     231,863
Deferred tax liabilities:
   Policyholder liabilities                                 28,538          --
   Deferred policy acquisition costs                       286,772     249,169
   Premiums                                                 31,048      28,876
   Real estate and property and equipment depreciation       7,398       7,222
   Basis difference on investments                           7,008       7,923
   Net unrealized capital gains                                 --      85,335
   Other                                                    17,361      13,450
                                                         ---------   ---------
      Gross deferred tax liabilities                       378,125     391,975
                                                         ---------   ---------
         Net deferred tax asset (liability)              $ 157,570   $(160,112)
                                                         =========   =========

     The Company has recorded a valuation allowance as of December 31, 2008 related to capital losses and tax benefits of certain state operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain capital losses and certain state operating loss carryforwards will not be realized. A valuation allowance was held as of December 31, 2007 for state operating loss carryforwards.

     At December 31, 2008, state net operating loss carryforwards were $662,000, the majority of which will expire beginning in 2017.

     The increase in deferred tax asset valuation allowance for the years ended December 31, 2008, 2007, and 2006, were $36,995,000, $6,000 and $0, respectively.

     Income taxes paid for the years ended December 31, 2008, 2007, and 2006, were $17,073,000, $76,551,000 and $70,018,000, respectively.

     A reconciliation of the beginning and ending balance amount of unrecognized tax benefits is as follows:

IN THOUSANDS                                                 2008       2007
--------------------------------------------------------   -------    -------
Balance at beginning of year                               $20,191    $14,938
Additions based on tax positions related to current year       881      5,303
Additions for tax positions of prior years                   5,206      2,227
Reductions for tax positions of prior years                 (1,562)    (2,277)
                                                           -------    -------
Balance at end of year                                     $24,716    $20,191
                                                           =======    =======

     Included in the balance of unrecognized tax benefits at December 31, 2008 are potential benefits of $6,324,000 that, if recognized, would affect the effective tax rate on income from operations.

     Upon adoption of FIN 48 on January 1, 2007, the Company classifies all interest and penalties related to tax uncertainties as income tax expense. Prior to adoption, interest was classified as general operating expense. As of December 31, 2008, accrued interest and penalties of $2,374,000 are recorded as current income tax liability on the consolidated balance sheets and $989,000 is recognized as a current income tax expense on the consolidated statements of operations.

     At December 31, 2008, there were no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within 12 months of the reporting date.

     In December 2006, the Internal Revenue Service (IRS) completed their audit of the consolidated federal income tax returns for Minnesota Mutual Companies, Inc. and Subsidiaries for the years 2003 and 2004. The Company accrued for its applicable share of the taxes assessed as a result of the audit. In May 2007, the audit was re-opened by the Congressional Joint Committee on Taxation for a specific industry-wide issue. This examination was completed in June 2008 with one disputed issue. The Company paid the taxes assessed for the agreed issues in August 2008. For the one disputed issue, the Company made a Section 6603 deposit and is currently in appeals with the IRS Office of Appeals. The consolidated tax returns for 2005, 2006, and 2007 are currently under examination by the IRS. The Company believes that any additional taxes refunded or assessed as a result of Appeals or the current examination will not have a material effect on its financial position.

(10) EMPLOYEE BENEFIT PLANS

     PENSION AND OTHER POSTRETIREMENT PLANS

     The Company has non-contributory defined benefit retirement plans covering substantially all employees and certain agents. Benefits are based upon years of participation and the employee's average monthly compensation or the agent's adjusted annual compensation. In 2009, the Company expects to contribute the amounts necessary to meet the minimum funding requirements to its non-contributory defined benefit plans. In addition, it may contribute additional tax deductible amounts.

     The Company has an unfunded non-contributory defined benefit retirement plan, which provides certain employees with benefits in excess of limits for qualified retirement plans, and a non-contributory defined benefit plan which provides certain agents with benefits.

(10) EMPLOYEE BENEFIT PLANS

     PENSION AND OTHER POSTRETIREMENT PLANS

     The Company also has other postretirement plans that provide certain health care and life insurance benefits to substantially all retired employees and agents. Eligibility is determined by age at retirement and years of service. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments. The Company has a 401(h) account through its non-contributory defined benefit plan to partially fund retiree medical costs for non-key employees. The Company expects to contribute $5,600,000 to the 401(h) account in 2009, and may contribute additional tax deductible amounts.

     As described in note 4, the Company adopted FAS 158 on December 31, 2007. The adoption of FAS 158 required the recognition of the funded status of pension and other postretirement plans on the consolidated balance sheets and eliminated the requirement to recognize a minimum pension liability as a component of accumulated other comprehensive income. Upon adoption of FAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of net actuarial losses, prior service costs and the remaining amount of net transition obligation that had not yet been included in net periodic benefit cost. The following table summarizes the adjustments to the December 31, 2007 consolidated balance sheet as a result of adopting FAS 158:

                                                         BEFORE                      AFTER
                                                        ADOPTION    ADOPTION OF    ADOPTION
IN THOUSANDS                                           OF FAS 158     FAS 158     OF FAS 158
----------------------------------------------------   ----------   -----------   ----------
Other assets:
   Prepaid pension asset                                $ 46,708     $(23,882)     $ 22,826
   Intangible asset                                           27          (27)           --
Other liabilities:
   Accrued benefit cost - pension                        (44,430)     (14,822)      (59,252)
   Accrued benefit cost - other postretirement plans     (58,751)       4,021       (54,730)
Accumulated other comprehensive income                    (4,563)     (34,710)      (39,273)

     As described in note 4, effective December 31, 2008 the Company adopted the requirement to measure the funded status for its pension and other postretirement plans as of the date of its year-end financial statements. Prior to implementation of this change, the measurement date for the majority of the Company's pension and other postretirement plans was December 1. Upon adoption of the change in measurement date, the Company recorded a decrease to retained earnings of $1,277,000, net of taxes, and an increase to accumulated other comprehensive income (loss) of $89,000, net of tax.

     The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                                          PENSION BENEFITS         OTHER BENEFITS
                                                                       ---------------------    --------------------
IN THOUSANDS                                                              2008        2007        2008        2007
--------------------------------------------------------------------   ---------    --------    --------    --------
Change in benefit obligation:
Benefit obligation at beginning of year                                $ 449,373    $448,102    $ 62,057    $ 63,196
FAS 158 measurement date change                                            4,083          --         526          --
Service cost                                                              17,659      18,528       2,208       2,385
Interest cost                                                             28,675      25,878       4,106       3,665
Amendments                                                                    --         (96)         --          --
Actuarial (gain) loss                                                     17,877     (33,629)     19,916      (5,487)
Benefits paid                                                            (11,209)     (9,410)     (2,345)     (1,702)
                                                                       ---------    --------    --------    --------
Benefit obligation at end of year                                      $ 506,456    $449,373    $ 86,468    $ 62,057
                                                                       =========    ========    ========    ========
Change in plan assets:
Fair value of plan assets at beginning of year                         $ 392,947    $333,565    $  7,327    $  4,924
FAS 158 measurement date change                                            2,731          --          49          --
Actual return on plan assets                                             (85,350)     28,599      (2,983)        339
Employer contribution                                                     70,209      40,193       6,594       3,766
Benefits paid                                                            (11,209)     (9,410)     (2,345)     (1,702)
                                                                       ---------    --------    --------    --------
Fair value of plan assets at end of year                               $ 369,328    $392,947    $  8,642    $  7,327
                                                                       =========    ========    ========    ========
Net amount recognized:
Funded status                                                          $(137,128)   $(56,426)   $(77,826)   $(54,730)
Contributions after measurement date                                          --      20,000          --          --
                                                                       ---------    --------    --------    --------
Net amount recognized                                                  $(137,128)   $(36,426)   $(77,826)   $(54,730)
                                                                       =========    ========    ========    ========
Amounts recognized on the consolidated balance sheets:
Prepaid benefit cost                                                   $     282    $ 21,704    $     --    $     --
Accrued benefit cost                                                    (137,410)    (58,130)    (77,826)    (54,730)
                                                                       ---------    --------    --------    --------
Net amount recognized                                                  $(137,128)   $(36,426)   $(77,826)   $(54,730)
                                                                       =========    ========    ========    ========
Amounts recognized in accumulated other comprehensive income (loss):
Prior service benefit                                                  $   3,133    $  3,613    $ 10,654    $ 11,887
Net actuarial loss                                                      (177,738)    (46,906)    (30,900)     (7,866)
                                                                       ---------    --------    --------    --------
Accumulated other comprehensive income (loss) at end of year           $(174,605)   $(43,293)   $(20,246)   $  4,021
                                                                       =========    ========    ========    ========

                                                   PENSION BENEFITS       OTHER BENEFITS
                                                 --------------------   -------------------
IN THOUSANDS                                        2008       2007       2008       2007
----------------------------------------------   ---------   --------   --------   --------
Accumulated benefit obligation                   $ 362,352   $332,870   $ 86,467    $62,057
Plans with accumulated benefit obligation in
   excess of plan assets:
Projected benefit obligation                     $  70,622   $ 87,887
Accumulated benefit obligation                      49,455     71,473
Fair value of plan assets                           12,055     29,757
Weighted average assumptions used to determine
   benefit obligations:
Discount rate                                         5.78%      6.40%      5.77%      6.37%
Rate of compensation increase                         5.72%      5.71%        --         --
Components of net periodic benefit cost:
Service cost                                     $  17,659   $ 18,528   $  2,208    $ 2,385
Interest cost                                       28,675     25,878      4,106      3,665
Expected return on plan assets                     (30,649)   (25,625)      (590)      (411)
Transition obligation amortization                      --        548         --         --
Prior service benefit amortization                    (443)      (443)    (1,139)    (1,139)
Recognized net actuarial loss                        2,810      7,573        420        692
                                                 ---------   --------   --------    -------
Net periodic benefit cost                        $  18,052   $ 26,459   $  5,005    $ 5,192
                                                 =========   ========   ========    =======
Other changes in plan assets and benefit
   obligations recognized in other
   comprehensive income (loss):
Minimum pension liability                        $      --   $  1,389   $     --    $    --
Initial adoption of FAS 158                             --    (38,731)        --      4,021
Net loss (gain)                                   (133,876)        --    (23,488)        --
Amortization of prior service benefit                 (443)        --     (1,139)        --
Amortization of net loss                             2,810         --        420         --
                                                 ---------   --------   --------    -------
Total recognized in other comprehensive
   income (loss)                                 $(131,509)  $(37,343)  $(24,207)   $ 4,021
                                                 =========   ========   ========    =======

     The estimated prior service benefit and net actuarial loss for the pension plans that will be amortized from accumulated other comprehensive income
     (loss) into net periodic benefit cost in 2009 are $444,000 and $4,961,000 respectively. The estimated prior service benefit and net actuarial loss for the other postretirement plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2009 are $1,139,000 and $1,455,000, respectively.

                                           PENSION BENEFITS    OTHER BENEFITS
                                           ----------------   ----------------
                                             2008    2007       2008    2007
                                             ----    ----       ----    ----
Weighted average assumptions used to
   determine net periodic benefit costs:
Discount rate                                6.40%   5.69%      6.37%   5.71%
Expected long-term return on plan assets     7.77%   7.80%      7.00%   7.00%
Rate of compensation increase                5.71%   5.71%        --      --

     Estimated future benefit payments for pension and other postretirement plans:

                PENSION    OTHER     MEDICARE
IN THOUSANDS   BENEFITS   BENEFITS    SUBSIDY
------------   --------   --------   --------
2009           $ 10,284    $ 2,415    $  123
2010             11,512      2,645       135
2011             13,010      2,889       150
2012             14,611      3,134       171
2013             17,522      3,433       192
2014 - 2018     113,111     20,955     1,247

     For measurement purposes, a 8.5% and 7.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2008 and 2007, respectively. The rate was assumed to decrease gradually to 5.5% for 2015 and remain at that level thereafter.

     The assumptions presented herein are based on pertinent information available to management as of December 31, 2008 and 2007. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point would increase the postretirement benefit obligation as of December 31, 2008 by $11,841,000 and the estimated eligibility cost and interest cost components of net periodic benefit costs for 2008 by $855,000. Decreasing the assumed health care cost trend rates by one percentage point would decrease the postretirement benefit obligation as of December 31, 2008 by $9,774,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 2008 by $710,000.

     To determine the discount rate for each plan, the present value of expected future benefit payments is calculated using returns on a theoretical yield curve consisting of AA rated corporate bonds and Treasury par curve data. The discount rate for each plan is the single rate which results in the same present value of benefits as that obtained using the yield curve.

     Historical rates of return for individual asset classes and future estimated returns are used to develop expected rates of return. These rates of return are applied to the plan's investment policy to determine a range of expected returns. The expected long-term rate of return on plan assets is selected from this range.

     The Company's non-contributory defined benefit plans weighted average asset allocations by asset category at December 31 are as follows:

                                    2008   2007
                                    ----   ----
Equity securities                    41%    58%
Debt securities                      50%    35%
Insurance company general account     9%     7%

     At times, investments may be made in nontraditional asset classes with the approval of the Company's non-contributory defined benefit plan trustees. Current investments include private equity limited partnerships which are classified as equity investments for asset allocation purposes.

     Generally, the investment objective of the non-contributory defined benefit plans is to pursue high returns but to limit the volatility of returns to a level which will keep (1) the liquidation of depressed assets for benefit payments, (2) the increase in contributions and pension expense due to investment losses, and (3) the decline in the funded ratios due to investment losses to levels deemed tolerable.

     The target asset allocation as of December 31, 2008, for each of the broad investment categories, weighted for all plans combined is as follows:

Equity securities                   50% to 68%
Debt securities                     22% to 41%
Insurance company general account    9% to 12%
Other                                0% to  2%

     The primary investment objective of the postretirement plans is to balance capital appreciation and preservation. These plan assets are currently allocated to 43% equity securities and 57% debt securities. The target asset allocation as of December 31, 2008 is 50% equity securities and 50% debt securities.

     PROFIT SHARING PLANS

     The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the directors of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 2008, 2007, and 2006 of $10,087,000, $11,603,000 and $10,970,000, respectively. Participants may elect to receive a portion of their contributions in cash.

(11) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

     Activity in the liability for unpaid accident and health claims, and claim and loss adjustment expenses is summarized as follows:

IN THOUSANDS                          2008        2007        2006
--------------------------------    --------    --------    --------
Balance at January 1                $602,622    $599,610    $584,771
   Less: reinsurance recoverable     530,178     523,490     507,076
                                    --------    --------    --------
Net balance at January 1              72,444      76,120      77,695
                                    --------    --------    --------
Incurred related to:
   Current year                       74,163      72,665      68,017
   Prior years                        (2,145)     (1,467)      1,098
                                    --------    --------    --------
Total incurred                        72,018      71,198      69,115
                                    --------    --------    --------
Paid related to:
   Current year                       45,694      42,755      37,453
   Prior years                        31,003      31,619      33,237
                                    --------    --------    --------
Total paid                            76,697      74,374      70,690
                                    --------    --------    --------
Disposition of subsidiary                 --        (500)         --
                                    --------    --------    --------
Net balance at December 31            67,765      72,444      76,120
   Plus: reinsurance recoverable     539,315     530,178     523,490
                                    --------    --------    --------
Balance at December 31              $607,080    $602,622    $599,610
                                    ========    ========    ========

     In addition to pending policy and contract claims, this table reflects disabled life reserves that are included in future policy and contract benefits on the consolidated balance sheets.

     As a result of changes in estimates of claims incurred in prior years, the accident and health claims, and claim and loss adjustment expenses incurred decreased by $2,145,000 and $1,467,000 in 2008 and 2007, respectively, and increased $1,098,000 in 2006. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, and claim and loss adjustment expenses.

(12) REINSURANCE

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

     The Company's consolidated financial statements reflect the effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to the acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance involves transferring certain insurance risks, along with the related written and earned premiums, the Company has underwritten to other insurance companies who agree to share these risks. The primary purpose of ceded reinsurance is to protect the Company from potential losses in excess of the amount it is prepared to accept.

     Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

     The effect of reinsurance on premiums for the years ended December 31 was as follows:

IN THOUSANDS             2008          2007          2006
-------------------   ----------    ----------    ----------
Direct premiums       $1,619,867    $1,226,867    $1,086,913
Reinsurance assumed      429,597       419,933       374,505
Reinsurance ceded       (187,188)     (178,809)     (152,479)
                      ----------    ----------    ----------
   Net premiums       $1,862,276    $1,467,991    $1,308,939
                      ==========    ==========    ==========

     Reinsurance recoveries on ceded reinsurance contracts included in policyholder benefits on the consolidated statements of operations were $166,794,000, $164,063,000 and $142,801,000 during 2008, 2007, and 2006, respectively.

     On March 7, 2006, the Company entered into a coinsurance agreement with American United Life Insurance Company whereby group life and accident and health accounts representing 1,030 group contracts with associated policy and claim liabilities of approximately $33,256,000 were transferred to the Company effective May 1, 2006 along with assets of $19,607,000. The Company paid a ceding commission in exchange for the liability transfer. Including the ceding commission, total expenses of $13,933,000 were capitalized and included within deferred policy acquisition costs on the consolidated balance sheets. This amount is being amortized over the life of the underlying block of policies included in the coinsurance agreement.

(13) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS

     The Company issues certain nontraditional long-duration contracts including universal life, variable life and deferred annuities that contain either certain guarantees or sales inducements.

     The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder either (a) return of no less than total deposits made to the contract adjusted for partial withdrawals, (b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death, withdrawal or annuitization based upon the specific contract selected. The Company also issues universal life and variable life contracts where the Company provides to the contractholder a no-lapse guarantee.

     The assets supporting the variable portion of the traditional variable annuities, variable contracts with guarantees, universal life and variable life contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. For variable annuity contracts, amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees, changes in liabilities for minimum guarantees on deferred annuities are included in policyholder benefits, and changes in liabilities for the minimum guaranteed payments on variable immediate annuities are included in net realized investment gains on the consolidated statements of operations. For universal life and variable life contracts, the amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees and changes in liabilities for guaranteed benefits are included in policyholder benefits on the consolidated statements of operations. For variable annuity, universal life and variable life contracts, separate account net investment income, net investment gains and losses and the related liability changes are offset within the same line item on the consolidated statements of operations. There were no investment gains or losses on transfers of assets from the general account to the separate account during 2008, 2007 or 2006.

     The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guaranteed withdrawal amounts, the net amount at risk is defined as the guaranteed minimum withdrawal benefit base in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contractholder, determined in accordance with the terms of the contract, in excess of the current account balance. For the guaranteed payout annuity floor, the net amount at risk is defined as the guaranteed benefit in excess of the current benefit payable measured as a monthly amount. For universal life and variable life contracts the net amount at risk is defined as the current death benefit in excess of the current balance, excluding reinsurance.

     At December 31, the Company had the following variable annuity contracts with guarantees:

IN THOUSANDS                                                2008         2007
------------------------------------------------------   ----------   ----------
Return of net deposits:
   In the event of death
      Account value                                      $1,362,207   $1,966,562
      Net amount at risk                                 $  246,130   $    3,867
      Average attained age of contractholders                  56.1         51.2
   As withdrawals are taken
      Account value                                      $  358,692   $  296,165
      Net amount at risk                                 $  103,740   $      635
      Average attained age of contractholders                  62.3         61.7
Return of net deposits plus a minimum return:
   In the event of death
      Account value                                      $   93,251   $  141,756
      Net amount at risk                                 $   47,165   $    1,840
      Average attained age of contractholders                  66.2         57.3
   At annuitization
      Account value                                      $  210,615   $  317,320
      Net amount at risk                                 $       --   $       --
      Weighted average period remaining until expected
         annuitization (in years)                               6.9          7.8
Highest specified anniversary account value:
   In the event of death
      Account value                                      $  418,762   $  649,088
      Net amount at risk                                 $  184,013   $    4,703
      Average attained age of contractholders                  56.6         52.0
Guaranteed payout annuity floor:
      Account value                                      $   41,879   $   73,820
      Net amount at risk                                 $       97   $        7
      Average attained age of contractholders                  69.2         68.3

     At December 31, the Company had the following universal life and variable life contracts with guarantees:

IN THOUSANDS                                                2008         2007
---------------------------------------------           -----------  -----------
Account value (general and separate accounts)           $ 1,877,645  $ 2,566,056
Net amount at risk                                      $37,363,075  $36,423,948
Average attained age of policyholders                          48.0         47.0

     Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2008 are:

                                   MINIMUM                          MINIMUM
                                  GUARANTEED       GUARANTEED     GUARANTEED   UNIVERSAL LIFE
                                  DEATH AND      PAYOUT ANNUITY   WITHDRAWAL    AND VARIABLE
IN THOUSANDS                   INCOME BENEFITS        FLOOR         BENEFIT         LIFE
----------------------------   ---------------   --------------   ----------   --------------
Balance at beginning of year       $ 1,501           $ 7,957        $ 5,029        $12,066
Incurred guarantee benefits          5,717            16,376         78,224         11,874
Paid guaranteed benefits            (1,257)             (410)            --         (7,693)
                                   -------           -------        -------        -------
Balance at end of year             $ 5,961           $23,923        $83,253        $16,247
                                   =======           =======        =======        =======

     Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2007 are:

                                   MINIMUM                          MINIMUM
                                  GUARANTEED       GUARANTEED     GUARANTEED   UNIVERSAL LIFE
                                  DEATH AND      PAYOUT ANNUITY   WITHDRAWAL    AND VARIABLE
IN THOUSANDS                   INCOME BENEFITS        FLOOR         BENEFIT         LIFE
----------------------------   ---------------   --------------   ----------   --------------
Balance at beginning of year        $  714           $5,816         $ (575)        $ 7,200
Incurred guarantee benefits            891            2,211          5,604          10,617
Paid guaranteed benefits              (104)             (70)            --          (5,751)
                                    ------           ------         ------         -------
Balance at end of year              $1,501           $7,957         $5,029         $12,066
                                    ======           ======         ======         =======

     The minimum guaranteed death benefit liability and the guaranteed minimum income liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The guaranteed payout annuity floor and minimum guaranteed withdrawal benefits are considered to be derivatives under FAS 133 and are recognized at fair value through earnings. The universal life and variable life liabilities are determined by estimating the expected value of death benefits in excess of projected account balances and recognizing the excess ratably over the accumulation period based on total expected assessments. For variable annuity, universal life and variable life contracts with guarantees, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the minimum guaranteed death and income benefit liability on variable annuities at December 31, 2008 and 2007 (except where noted otherwise):

     - For 2008, data was compiled from 1,000 stochastically generated investment performance scenarios. These were ranked by wealth factors and put into 100 groups of 10 sequentially. The mid-point of each group was chosen to run the projections used.

     - For 2007, data was compiled from 1,000 stochastically generated investment performance scenarios and ranked by wealth factors. Projections were run using all of these scenarios.

     - Mean investment performance was 7.96% and 9.14% for 2008 and 2007, respectively, and is consistent with DAC projections over a 10 year period.

     -    Annualized monthly standard deviation was 15.28% for 2008 and 2007.

     -    Assumed mortality was 100% of the 1983a table.

     - Lapse rates varied by contract type and policy duration, ranging from 1% to 25%, with an average of 9%.

     - Discount rates varied by contract type and policy duration and were consistent with discount rates used in DAC models.

     The following assumptions and methodology, which are consistent with those used for DAC models, were used to determine the universal life and variable life liability at December 31, 2008 and 2007 (except where noted otherwise):

     -    Separate account investment performance assumption was 8%.

     -    Assumed mortality was 100% of pricing levels.

     -    Lapse rates varied by policy duration, ranging from 2% to 9%.

     -    General account discount rate was 5.0% for 2008 and 2007.

     -    Separate account discount rate was 7.73% for 2008 and 2007.

     Account balances for contracts with guarantees were invested in variable separate accounts by mutual fund grouping as follows at December 31:

               VARIABLE ANNUITY CONTRACTS   VARIABLE LIFE CONTRACTS
               --------------------------   -----------------------
IN THOUSANDS        2008         2007          2008         2007
------------     ----------   ----------    ----------   ----------
Equity           $1,150,572   $1,907,397    $1,084,011   $1,715,573
Bond                276,207      346,938       120,114      127,669
Balanced            264,336      305,451       125,477      211,332
Money market         92,373       68,508        52,999       37,463
Mortgage             84,874      124,606        49,325       63,253
Real estate          47,737       78,326        29,192       44,140
                 ----------   ----------    ----------   ----------
   Total         $1,916,099   $2,831,226    $1,461,118   $2,199,430
                 ==========   ==========    ==========   ==========

(14) UNREMITTED PREMIUMS PAYABLE

     The Company acts as an agent of certain insurance underwriters and has a fiduciary responsibility to remit the appropriate percentage of monies collected from each financial institution customer to the corresponding insurance underwriters. The remittance is equal to the premiums collected from the financial institution customer, less any commissions earned by the Company. The Company recognizes a liability equal to the amount of the premiums that have not yet been remitted to the insurance underwriters. At December 31, 2008 and 2007, the liability associated with unremitted premiums payable was $19,792,000 and $15,194,000, respectively and is reported as part of other liabilities on the consolidated balance sheets. As described in note 2, as of December 31, 2008 and 2007, the Company had restricted the use of $19,792,000 and $15,194,000, respectively, of its cash and cash equivalents to satisfy these premium remittance payables.

(15) NOTES PAYABLE

     In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). As of December 31, 2008 and 2007, the approved accrued interest was $3,008,000. At December 31, 2008 and 2007, the balance of the surplus notes was $125,000,000. The issuance costs of $1,421,000 are deferred and amortized over 30 years on a straight-line basis. At December 31, 2008 and 2007, accumulated amortization was $592,000 and $545,000, respectively.

     At December 31, 2008, the aggregate minimum annual notes payable maturities for the next five years are as follows: 2009, $0; 2010, $0; 2011, $0; 2012, $0; 2013, $0; thereafter $125,000,000.

     Interest paid on the notes for the years ended December 31, 2008, 2007 and 2006, was $10,419,000, $10,301,000 and $10,318,000, respectively.

(16) BUSINESS COMBINATIONS

     During 2008, the Company acquired certain insurance related agencies. The aggregate cash purchase price of $5,300,000 was allocated to various assets and liabilities including $3,872,000 to finite-lived intangible assets and $1,810,000 to goodwill. The Company may be required to pay up to $5,080,000 of additional cash consideration for the 2008 acquisitions subject to specific performance targets in the first three years following the transactions. Any additional cash consideration paid would be recorded as goodwill. The Company also accrued additional minimum consideration it expects to pay in relation to a 2006 acquisition. This additional consideration of $300,000 was recorded as goodwill.

     During 2007, the Company paid additional consideration of $19,072,000 related to its acquisition of Allied Solutions, LLC (Allied) in 2004, all of which was recorded as goodwill. The Company had accrued for $13,572,000 of the additional consideration as of December 31, 2006 and recorded the remaining amount of $5,500,000 in 2007.

     All acquisitions have been accounted for using the purchase method of accounting, as required by FASB Statement No. 141, BUSINESS COMBINATIONS (FAS 141), which requires that assets purchased and liabilities assumed be valued at fair value. The effects of the acquisitions are immaterial to the Company's consolidated statements of operation and financial position.

(17) GOODWILL AND INTANGIBLE ASSETS

     The amount of goodwill included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

IN THOUSANDS                     2008      2007
----------------------------   -------   -------
Balance at beginning of year   $30,671   $25,171
Additions                        2,110     5,500
                               -------   -------
Balance at end of year         $32,781   $30,671
                               =======   =======

     Annual impairment testing of goodwill was completed in 2008. The Company uses appropriate measures on a case by case basis when testing goodwill impairment. Methods may include, but are not limited to, historical and future projected financial performance, discounted future cash flows and reviews of various pricing multiples. The Company's evaluation of goodwill completed during 2008 resulted in no impairment losses.

     The amount of intangible assets, excluding the value of business acquired assets (VOBA), included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

IN THOUSANDS                     2008      2007
----------------------------   -------   -------
Balance at beginning of year   $ 4,861   $ 7,281
Acquisitions                     3,872        --
Amortization                    (2,962)   (2,420)
                               -------   -------
Balance at end of year         $ 5,771   $ 4,861
                               =======   =======

     The Company has intangible assets resulting from business and asset acquisitions. Intangible assets acquired during 2008 include non-compete agreements amortizable on a straight-line basis over three years and customer lists and agent relationships amortizable over their assigned economic useful lives. The remaining intangible assets consist of a non-compete agreement and customer/client contracts, lists or relationships. These intangible assets are amortized on a straight-line basis over their estimated useful lives based on the related life of the underlying customer/client contract, list or relationship purchased, which vary in length between three to ten years. The non-compete agreement is amortized on a straight-line basis over three years. The appropriate estimated useful life for each intangible asset class is reviewed annually. A change in expected useful life could potentially indicate impairment of these assets. The Company completes annual impairment testing of all intangible assets. The annual review did not result in any changes to expected useful life and no intangible impairments were recorded in 2008, 2007 or 2006.

     Intangible asset amortization expense for 2008, 2007 and 2006 in the amount of $2,962,000, $2,420,000 and $2,947,000, respectively, is included in general operating expenses. Projected amortization expense for the next five years is as follows: 2009, $1,912,000; 2010, $1,132,000; 2011,
     $890,000; 2012, $726,000; 2013, $620,000.

(18) RELATED PARTY TRANSACTIONS

     The Company has investment advisory agreements with an affiliate, Advantus Capital Management, Inc. (Advantus). Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $13,099,000, $13,608,000 and $13,137,000 during 2008, 2007 and 2006, respectively. As of
     December 31, 2008 and 2007, the amount due to Advantus under these agreements was $3,958,000 and $3,975,000, respectively.

     The Company also has an agreement with an affiliate, Securian Financial Services, Inc. (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid by the Company for the performance of compliance functions for these variable products totaled $2,689,000, $4,329,000 and $4,235,000 for the years ended December 31, 2008, 2007 and 2006, respectively.

     Under an assignment agreement with SFS, 12(b)-1 fees from the Advantus Series Fund Portfolios and the Waddell & Reed Target Portfolios are transferred to the Company. For the years ended December 31, 2008, 2007 and 2006, the amounts transferred were $12,103,000, $14,775,000, and
     $13,699,000, respectively.

     The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, which the Company incurs on behalf of its affiliates and is reimbursed. At December 31, 2008 and 2007, the amount payable to the Company was $11,930,000 and $11,917,000, respectively. The amount of expenses incurred by and reimbursed to the Company for the years ended December 31, 2008, 2007, and 2006 were $54,587,000, $52,352,000 and $48,565,000, respectively.

     In 2002, the Company sold a group variable universal life policy to Securian Financial Group, Inc. The Company received premiums of $2,000,000 in 2008, 2007 and 2006 for this policy and paid claims totaling $1,850,000 in 2007. No claims were paid during 2008 and 2006. As of December 31, 2008 and 2007, reserves held under this policy were $12,904,000 and $17,506,000, respectively.

     The Company is a distributor of its affiliates' insurance and other products. Product offerings include credit life and disability, accidental death, collateral protection insurance, guarantee auto protection and debt cancellation. The Company earned $4,166,000, $1,052,000 and $1,362,000 in commission revenues related to the sales and servicing of these products for the years ended December 31, 2008, 2007 and 2006, respectively. As of December 31, 2008 and 2007, commission revenue due to the Company from its affiliates was $299,000 and $354,000, respectively.

(19) OTHER COMPREHENSIVE INCOME (LOSS)

     Comprehensive income (loss) is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income (loss), adjustments to pension and other postretirement plans, unrealized gains (losses) on securities and related adjustments.

     The components of comprehensive income (loss) and related tax effects, other than net income (loss) are illustrated below:

IN THOUSANDS                                                  2008        2007       2006
-------------------------------------------------------   -----------   --------   --------
Other comprehensive income (loss), before tax:
   Unrealized gains (losses) on securities                $(1,194,199)  $ 36,661   $ 68,829
      Reclassification adjustment for
         (gains) losses included in net income (loss)         386,114    (66,086)   (52,470)
   Adjustment to deferred policy acquisition costs            151,153     (2,410)     9,184
   Adjustment to reserves                                      11,007     (2,673)     8,555
   Adjustment to unearned policy and contract fees            (31,074)       754     (1,131)
   Adjustment to pension and other postretirement plans      (155,716)     1,389     (3,380)
                                                          -----------   --------   --------
                                                             (832,715)   (32,365)    29,587
   Income tax (expense) benefit related to items of
      other comprehensive income (loss)                       295,606     13,289    (11,462)
                                                          -----------   --------   --------
   Other comprehensive income (loss), net of tax          $  (537,109)  $(19,076)  $ 18,125
                                                          ===========   ========   ========

     The components of accumulated other comprehensive income (loss) and related tax effects at December 31 were as follows:

IN THOUSANDS                                                 2008        2007
----------------------------------------------------      ---------   ---------
Gross unrealized gains                                    $ 217,692   $ 351,438
Gross unrealized losses                                    (781,247)   (106,908)
Adjustment to deferred policy acquisition costs             141,340      (9,813)
Adjustment to reserves                                       (6,706)    (17,713)
Adjustment to unearned policy and contract fees             (28,978)      2,096
Adjustment to pension and other postretirement plans       (194,852)    (39,273)
                                                          ---------   ---------
                                                           (652,751)    179,827
Deferred federal income taxes                               232,304     (63,254)
                                                          ---------   ---------
   Net accumulated other comprehensive income (loss)      $(420,447)  $ 116,573
                                                          =========   =========

(20) STOCK DIVIDENDS AND CAPITAL CONTRIBUTIONS

     The Company declared and paid dividends to Securian Financial Group, Inc. for the years ended December 31 as follows:

IN THOUSANDS          2008      2007      2006
-----------------   -------   -------   -------
Equity securities   $    --   $ 5,400   $   805
Cash                 74,500    10,500    65,000
                    -------   -------   -------
   Total            $74,500   $15,900   $65,805
                    =======   =======   =======

     Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2008 statutory results, the maximum amount available for the payment of dividends during 2009 by Minnesota Life Insurance Company without prior regulatory approval is $143,199,000.

     For the years ended December 31, Securian Financial Group, Inc. contributed capital to the Company as follows:

IN THOUSANDS                   2008      2007    2006
--------------------------   -------   -------   ----
Fixed maturity securities    $ 7,452   $    --    $--
Equity securities             47,850        --     --
Private equity investments    15,482        --     --
Cash                          11,307    14,000     --
Deferred tax asset             1,799        --     --
                             -------   -------    ---
   Total                     $83,890   $14,000    $--
                             =======   =======    ===

(21) COMMITMENTS AND CONTINGENCIES

     The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on consolidated operations or the financial position of the Company.

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies (reinsurers). To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

     The Company holds TBA securities with extended forward contract dates which represent a future commitment. As of December 31, 2008 and 2007, these securities were reported at fair value of $30,906,000 and $10,912,000, respectively.

     The Company has long-term commitments to fund private equity investments and real estate investments totaling $229,742,000 as of December 31, 2008. The Company estimates that $92,000,000 of these commitments will be invested in 2009, with the remaining $137,742,000 invested over the next four years.

     As of December 31, 2008, the Company had committed to purchase mortgage loans totaling $450,000 but had not completed the purchase transactions.

     As of December 31, 2008, the Company had committed to purchase corporate bonds totaling $4,975,000 but had not completed the purchase transactions.

     The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows:
     2009, $11,267,000; 2010, $11,267,000; 2011, $11,267,000; 2012, $11,267,000;
     2013, $11,267,000. The Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2009, $760,000; 2010, $615,000; 2011, $463,000; 2012, $291,000; 2013, $282,000.
     Lease expense net of sub-lease income for the years ended December 31, 2008, 2007 and 2006 was $8,502,000, $8,670,000, and $8,558,000,
     respectively. The Company also has long-term lease agreements with unaffiliated companies for office facilities and equipment. Minimum gross rental commitments under these leases are as follows: 2009, $3,969,000; 2010, $3,088,000; 2011, $1,891,000; 2012, $1,327,000; 2013, $1,141,000.

     At December 31, 2008, the Company had guaranteed the payment of $72,700,000 policyholder dividends and discretionary amounts payable in 2009. The Company has pledged fixed maturity securities, valued at $78,527,000 to secure this guarantee. Pursuant to the Escrow Trust Account Agreement dated December 13, 1991 between Minnesota Life Insurance Company and Wells Fargo Bank, N.A., the Company pays irrevocable dividends to certain policyholders of the Company. Policyholders may choose the form in which the irrevocable dividend is applied, which include the cash payment of the dividend to the policyholder, using the dividend to purchase additional coverage or to increase the cash value of the policy. The policyholders covered by the Escrow Trust Account Agreement primarily includes owners of certain individual life insurance policies issued by the Company, but does not include all of the dividend-paying insurance policies issued by the Company.

     The Company has a 100% coinsurance agreement for its individual disability line within its Individual Financial Security business unit. Under the terms of this agreement, assets supporting the reserves transferred to the reinsurer are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. At December 31, 2008 and 2007 the assets held in trust were $642,731,000 and $632,083,000, respectively. These assets are not reflected in the accompanying consolidated balance sheets.

     Occasionally, the Company will enter into arrangements whereby certain lease obligations related to general agents' office space are guaranteed. Additionally, the Company will occasionally enter into loan guarantees for general agents. Management does not consider an accrual necessary relating to these guarantees.

     In connection with the dissolution of MIMLIC Life Insurance Company, the Company has agreed to guarantee all obligations and liabilities of MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

     In connection with the sale of a subsidiary company in 1997, the Company has guaranteed the adequacy of claim reserves transferred under the agreement for a period of 10 years subsequent to the date of transfer. To the extent that these reserves were over or under provided for, an exchange of the difference is required by the agreement. In 2008, the Company amended the agreement to extend the reserve guarantee by an additional 10 years to December 31, 2017, at which point a settlement payment/receipt will be determined. The Company expects the settlement of this agreement to be immaterial to its consolidated financial position.

     The Company has minimum compensation agreements with certain sales and employee groups, the terms of which expire at various times through 2010. Such agreements, which have been revised from time to time, provide for minimum compensation for these groups. The aggregate future minimum commitment under these agreements at December 31, 2008 and 2007 was approximately $3,041,000, and $1,780,000, respectively.

     The Company has guaranteed the payment of benefits under certain of its affiliates' non-qualified pension plans in the event that the affiliate is unable to make such payment. This guarantee is unfunded, unsecured and may be amended, modified or waived with written consent by the parties to the agreement. Management does not consider an accrual necessary relating to these guarantees.

     The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2008 and 2007 the amount was immaterial to the consolidated financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $1,794,000 and $1,611,000 as of December 31, 2008 and 2007, respectively. These assets are being amortized over a five-year period.

(22) STATUTORY ACCOUNTING PRACTICES

     The Company's insurance operations, domiciled in Minnesota, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Department of Commerce of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company's insurance operations have no material statutory accounting practices that differ from those of the state of domicile or the NAIC accounting practices. See note 20 for discussion of statutory dividend limitations.

     The Company and its insurance company subsidiary are required to meet certain minimum risk-based capital (RBC) requirements, which are imposed by the respective state of domicile. The formulas within the RBC calculation were developed by the NAIC. The RBC requirements were designed to monitor capital adequacy and to raise the level of protection for policyholders. Companies that have an RBC ratio below certain trigger points are required to take specified corrective action. The Company and its insurance company subsidiary exceeded the minimum RBC requirements for the years ended December 31, 2008, 2007 and 2006.

     The Company's insurance operations are required to file financial statements with state and foreign regulatory authorities. The accounting principles used to prepare these statutory financial statements follow prescribed and permitted accounting principles, which differ from GAAP. On a statutory accounting basis, the Company reported net income (loss) of $(232,266,000) in 2008, $186,648,000 in 2007, and $172,804,000 in 2006.
     Statutory surplus of these operations was $1,431,990,000 and $1,818,067,000 as of December 31, 2008 and 2007, respectively.

(23) SUBSEQUENT EVENTS

     In February 2009, the Company declared and paid a cash dividend to SFG in the amount of $8,000,000.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

 SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2008
                                 (In thousands)

                                                                                   AS SHOWN
                                                                                    ON THE
                                                                   MARKET        CONSOLIDATED
TYPE OF INVESTMENT                                   COST (3)       VALUE     BALANCE SHEET (1)
-------------------------------------------------   ----------   ----------   -----------------
Fixed maturity securities
    U.S. government                                 $   36,673   $   44,359       $   44,359
    Agencies not backed by the full faith and
       credit of the U.S. government                    34,250       37,429           37,429
    Foreign governments                                  4,196        4,659            4,659
    Public utilities                                   546,413      518,425          518,425
    Asset-backed securities                            370,439      307,074          307,074
    Mortgage-backed securities                       2,474,227    2,208,436        2,208,436
    All other corporate fixed maturity securities    3,010,523    2,728,576        2,728,576
                                                    ----------   ----------       ----------
       Total fixed maturity securities               6,476,721    5,848,958        5,848,958
                                                    ----------   ----------       ----------
Equity securities:
    Common stocks:
       Public utilities                                  2,285        1,950            1,950
       Banks, trusts and insurance companies            53,174       55,131           55,131
       Industrial, miscellaneous and all other         290,219      291,425          291,425
    Nonredeemable preferred stocks                       3,219        2,055            2,055
                                                    ----------   ----------       ----------
       Total equity securities                         348,897      350,561          350,561
                                                    ----------   ----------       ----------
Mortgage loans on real estate                        1,250,198       xxxxxx        1,250,198
Real estate (2)                                            167       xxxxxx              167
Policy loans                                           334,986       xxxxxx          334,986
Other investments                                      212,195       xxxxxx          212,195
Private equity investments                             436,365       xxxxxx          475,016
Derivative investments                                  57,413       xxxxxx           57,413
Fixed maturity securities on loan                      194,767       xxxxxx          216,753
Equity securities on loan                               35,039       xxxxxx           36,950
                                                    ----------                    ----------
       Total                                         2,521,130       xxxxxx        2,583,678
                                                    ----------                    ----------
Total investments                                   $9,346,748       xxxxxx       $8,783,197
                                                    ==========                    ==========

(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.

(2) The carrying value of real estate acquired in satisfaction of indebtedness is $ -0-.

(3) Original cost reduced by impairment write-downs for equity securities and original cost reduced by repayments and impairment write-downs and adjusted for amortization of premiums and accrual of discounts for fixed maturity securities and other investments.

See accompanying report of independent registered public accounting firm.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
                                 (In thousands)

                                        AS OF DECEMBER 31,
                       ----------------------------------------------------
                                    FUTURE POLICY
                         DEFERRED     BENEFITS,                OTHER POLICY
                          POLICY   LOSSES, CLAIMS               CLAIMS AND
                       ACQUISITION AND SETTLEMENT   UNEARNED     BENEFITS
        SEGMENT           COSTS     EXPENSES (1)  PREMIUMS (2)    PAYABLE
---------------------- ----------- -------------- ------------ ------------
2008:
   Life insurance       $  725,980   $3,081,751     $243,388     $259,668
   Accident and
      health insurance      67,384      735,159       38,549       30,629
   Annuity                 232,606    4,131,998           79           47
                        ----------   ----------     --------     --------
                        $1,025,970   $7,948,908     $282,016     $290,344
                        ==========   ==========     ========     ========
2007:
   Life insurance       $  640,808   $2,992,361     $222,637     $232,343
   Accident and
      health insurance      66,883      727,728       42,345       30,588
   Annuity                 186,659    3,558,481           76           78
                        ----------   ----------     --------     --------
                        $  894,350   $7,278,570     $265,058     $263,009
                        ==========   ==========     ========     ========
2006:
   Life insurance       $  636,082   $2,901,304     $222,080     $199,244
   Accident and
      health insurance      67,863      723,513       44,017       26,211
   Annuity                 168,636    3,578,597           42           48
                        ----------   ----------     --------     --------
                        $  872,581   $7,203,414     $266,139     $225,503
                        ==========   ==========     ========     ========

                                           FOR THE YEARS ENDED DECEMBER 31,
                       ------------------------------------------------------------------------
                                                             AMORTIZATION
                                                 BENEFITS,    OF DEFERRED
                                       NET    CLAIMS, LOSSES    POLICY      OTHER
                         PREMIUM   INVESTMENT AND SETTLEMENT  ACQUISITION OPERATING   PREMIUMS
         SEGMENT       REVENUE (3)   INCOME    EXPENSES (5)     COSTS      EXPENSES WRITTEN (4)
---------------------- ----------- ---------- -------------- ------------ --------- -----------
2008:
   Life insurance       $1,810,444  $307,256    $1,626,544     $173,942    $487,256
   Accident and
      health insurance     154,952    12,113        65,372       19,657      91,637
   Annuity                 400,870   209,847       461,486       43,982     154,491
                        ----------  --------    ----------     --------    --------     ---
                        $2,366,266  $529,216    $2,153,402     $237,581    $733,384     $--
                        ==========  ========    ==========     ========    ========     ===
2007:
   Life insurance       $1,646,730  $302,117    $1,466,006     $128,940    $466,857     $--
   Accident and
      health insurance     161,056    12,477        71,751       18,032      91,294      --
   Annuity                 147,161   207,776       193,856       29,211     137,693      --
                        ----------  --------    ----------     --------    --------     ---
                        $1,954,947  $522,370    $1,731,613     $176,183    $695,844     $--
                        ==========  ========    ==========     ========    ========     ===
2006:
   Life insurance       $1,476,332  $276,838    $1,337,338     $130,272    $433,882     $--
   Accident and
      health insurance     144,927    12,187        62,301       17,126      83,475      --
   Annuity                 135,099   211,375       193,909       30,409     124,959      --
                        ----------  --------    ----------     --------    --------     ---
                        $1,756,358  $500,400    $1,593,548     $177,807    $642,316     $--
                        ==========  ========    ==========     ========    ========     ===

(1)  Includes policy and contract account balances

(2)  Includes unearned policy and contract fees

(3)  Includes policy and contract fees

(4)  Applies only to property and liability insurance

(5)  Includes policyholder dividends

See accompanying report of independent registered public accounting firm.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            SCHEDULE IV - REINSURANCE
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                 (In thousands)

                                                                                                    PERCENTAGE
                                                          CEDED TO    ASSUMED FROM                   OF AMOUNT
                                             GROSS         OTHER          OTHER          NET          ASSUMED
                                            AMOUNT       COMPANIES      COMPANIES       AMOUNT        TO NET
                                         ------------   -----------   ------------   ------------   ----------
2008: Life insurance in force            $551,339,006   $87,113,914   $179,254,141   $643,479,233      27.9%
                                         ============   ===========   ============   ============
      Premiums:
         Life insurance                  $  1,099,198   $   101,695   $    416,489   $  1,413,992      29.5%
         Accident and health insurance        227,337        85,493         13,108        154,952       8.5%
         Annuity                              293,332            --             --        293,332       0.0%
                                         ------------   -----------   ------------   ------------
            Total premiums               $  1,619,867   $   187,188   $    429,597   $  1,862,276      23.1%
                                         ============   ===========   ============   ============
2007: Life insurance in force            $475,804,865   $75,404,207   $158,001,860   $558,402,518      28.3%
                                         ============   ===========   ============   ============
      Premiums:
         Life insurance                  $    965,515   $    93,133   $    405,267   $  1,277,649      31.7%
         Accident and health insurance        232,066        85,676         14,666        161,056       9.1%
         Annuity                               29,286            --             --         29,286       0.0%
                                         ------------   -----------   ------------   ------------
            Total premiums               $  1,226,867   $   178,809   $    419,933   $  1,467,991      28.6%
                                         ============   ===========   ============   ============
2006: Life insurance in force            $419,319,492   $63,028,552   $154,997,537   $511,288,477      30.3%
                                         ============   ===========   ============   ============
      Premiums:
         Life insurance                  $    834,505   $    67,063   $    364,099   $  1,131,541      32.2%
         Accident and health insurance        220,054        85,416         10,289        144,927       7.1%
         Annuity                               32,354            --            117         32,471       0.4%
                                         ------------   -----------   ------------   ------------
            Total premiums               $  1,086,913   $   152,479   $    374,505   $  1,308,939      28.6%
                                         ============   ===========   ============   ============

See accompanying report of independent registered public accounting firm.

                            PART C: OTHER INFORMATION


Item Number    Caption in Part C

    26.        Exhibits

    27.        Directors and Officers of the Minnesota Life Insurance Company

    28.        Persons Controlled by or Under Common Control with Minnesota Life
               Insurance Company or Minnesota Life Variable Universal Life
               Account

    29.        Indemnification

    30.        Principal Underwriters

    31.        Location of Accounts and Records

    32.        Management Services

    33.        Fee Representation


                            PART C: OTHER INFORMATION
Item 26. Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 27. Directors and Officers of the Minnesota Life Insurance Company



Name and Principal                     Position and Offices
Business Address                        with Minnesota Life
------------------                     --------------------
Brian C. Anderson                      Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Mary K. Brainerd                       Director
HealthPartners
8170 33rd Avenue South
Bloomington, MN  55425

John W. Castro                         Director
Merrill Corporation
One Merrill Circle
St. Paul, MN  55108

Jenean C. Cordon                       Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

John J. Coughlan                       Director
XATA Corporation
151 East Cliff Road
Burnsville, MN 55337

Susan L. Ebertz                        Vice President -- Group Insurance
Minnesota Life Insurance Company       Services
400 Robert Street North
St. Paul, MN  55101

Robert J. Ehren                        Senior Vice President - Life
Minnesota Life Insurance Company       Product Manufacturing
400 Robert Street North
St. Paul, MN  55101

Craig J. Frisvold                      Vice President - Life
Minnesota Life Insurance Company       New Business
400 Robert Street North
St. Paul, MN  55101

Sara H. Gavin                          Director
Weber Shandwick Minneapolis
8000 Norman Center Drive
Suite 400
Bloomington, MN  55437

John F. Grundhofer                     Director
U.S. Bancorp
800 Nicollet Mall
Suite 2870
Minneapolis, MN  55402

Thomas A. Gustafson                    Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Mark B. Hier                           Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

John H. Hooley                         Director
4623 McDonald Drive Overlook
Stillwater, MN 55082


Name and Principal                     Position and Offices
Business Address                        with Minnesota Life
------------------                     --------------------
James E. Johnson                       Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Wilford J. Kavanaugh                   Senior Vice President -- Individual
Minnesota Life Insurance Company       Distribution Management
400 Robert Street North
St. Paul, MN  55101

Daniel H. Kruse                        Second Vice President and Actuary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, NM 55101

David J. LePlavy                       Vice President, Treasurer and Controller
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Richard L. Manke                       Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Jean Delaney Nelson                    Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Maria H. O'Phelan                      Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Robert M. Olafson                      Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

H. Geoffrey Peterson                   Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Kathleen L. Pinkett                    Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Dennis E. Prohofsky                    Director and Secretary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Dwayne C. Radel                        Director, Senior Vice President and General Counsel
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Trudy A. Rautio                        Director
Carlson
701 Carlson Parkway
Minnetonka, MN  55305-8215

Robert L. Senkler                      Chairman, President and Chief
Minnesota Life Insurance Company       Executive Officer
400 Robert Street North
St. Paul, MN  55101

Nancy R. Swanson                       Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Randy F. Wallake                       Director, Executive Vice President
Minnesota Life Insurance Company       & Vice Chair
400 Robert Street North
St. Paul, MN  55101

Loyall E. Wilson                       Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Nancy L. Winter                        Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Warren J. Zaccaro                      Director, Executive Vice President
Minnesota Life Insurance Company       and Chief Financial Officer
400 Robert Street North
St. Paul, MN  55101


Item 28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Universal Life Account

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

     Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

     Securian Financial Group, Inc. (Delaware)
     Capitol City Property Management, Inc.
     Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.:

     Minnesota Life Insurance Company
     Securian Financial Network, Inc.
     Securian Ventures, Inc.
     Advantus Capital Management, Inc.
     Securian Financial Services, Inc.
     Securian Casualty Company


     CNL Financial Corporation (Georgia)
     Capital Financial Group, Inc. (Maryland)
     H. Beck, Inc. (Maryland)
     CFG Insurance Services, Inc. (Maryland)

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

     Personal Finance Company LLC (Delaware)
     Enterprise Holding Corporation
     Allied Solutions, LLC (Indiana)
     Securian Life Insurance Company

Wholly-owned subsidiaries of Enterprise Holding Corporation:

     Financial Ink Corporation
     Oakleaf Service Corporation
     Lafayette Litho, Inc.
     MIMLIC Funding, Inc.
     MCM Funding 1997-1, Inc.
     MCM Funding 1998-1, Inc.




Wholly-owned subsidiaries of CNL Financial Corporation:


     Cherokee National Life Insurance Company (Georgia)
     CNL/Insurance America, Inc. (Georgia)
     CNL/Resource Marketing Corporation (Georgia)

Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance
Company:


     Advantus Series Fund, Inc.

Majority-owned subsidiary of Securian Financial Group, Inc.:

     Securian Trust Company, N.A.


Fifty percent-owned subsidiary of Enterprise Holding Corporation:

     CRI Securities, LLC


Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 29. Indemnification

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and Minnesota Life Variable Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

     (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

         Variable Fund D
         Variable Annuity Account
         Minnesota Life Variable Life Account
         Minnesota Life Variable Universal Life Account
         Securian Life Variable Universal Life Account
         Minnesota Life Individual Variable Universal Life Account

     (b) Directors and officers of Securian Financial Services, Inc.:

                                      Positions and
Name and Principal                       Offices
Business Address                     with Underwriter
------------------                   ----------------
George I. Connolly                   President, Chief
Securian Financial Services, Inc.    Executive Officer and
400 Robert Street North              Director
St. Paul, Minnesota 55101


Lynda S. Czarnetzki                  Vice President - Financial
Securian Financial Services, Inc.    Management and Treasurer
400 Robert Street North
St. Paul, Minnesota 55101


Warren J. Zaccaro                    Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Dwayne C. Radel                      Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Richard A. Diehl                     Vice President and
Securian Financial Services, Inc.    Chief Investment Officer
400 Robert Street North
St. Paul, Minnesota 55101


Scott C. Thorson                     Vice President - Operations
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101


                                      Positions and
Name and Principal                       Offices
Business Address                     with Underwriter
------------------                   ----------------

Loyall E. Wilson                     Vice President, Chief
Securian Financial Services, Inc.    Compliance Officer and
400 Robert Street North              Secretary
St. Paul, Minnesota 55101

Suzanne M. Chochrek                  Vice President - Business
Securian Financial Services, Inc.    and Market Development
400 Robert Street North
St. Paul, Minnesota 55101

Kimberly K. Carpenter                Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Allen L. Peterson                    Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Janet M. Hill                        Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Jay R. Brown                         Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101


     (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:



 Name of            Net Underwriting  Compensation on
Principal             Discounts and    Redemption or    Brokerage      Other
Underwriter            Commissions     Annuitization   Commissions  Compensation
-----------         ----------------  ---------------  -----------  ------------


Securian Financial,
 Services Inc.         $    593,608         --             --           --



Item 31. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.

Item 32. Management Services

None.

Item 33. Fee Representation

Minnesota Life Insurance Company hereby represents that, as to the variable life insurance policies which are the subject of this Registration Statement, File No. 33-85496, the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Minnesota Life Variable Universal Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 27th day of April, 2009.



                                  MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    (Registrant)

                              By: MINNESOTA LIFE INSURANCE COMPANY
                                                    (Depositor)

                                  By /s/ Robert L. Senkler
                                     -------------------------------------------
                                                 Robert L. Senkler
                                               Chairman of the Board,
                                        President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.



Signature                        Title                                Date
---------                        -----                                ----
/s/ Robert L. Senkler                                          April 27, 2009
---------------------------
Robert L. Senkler                Chairman, President and
                                 Chief Executive Officer

*                                Director
---------------------------
Mary K. Brainerd

*                                Director
---------------------------
John W. Castro

*                                Director
---------------------------
John J. Coughlan


Signature                        Title                                 Date
---------                        -----                                 ----

*
---------------------------      Director
Sara H. Gavin

*                                Director
---------------------------
John F. Grundhofer

*                                Director
---------------------------
John H. Hooley

*                                Director
---------------------------
Dennis E. Prohofsky

*                                Director
---------------------------
Dwayne C. Radel

                                 Director
---------------------------
Trudy A. Rautio

*                                Director
---------------------------
Randy F. Wallake

*                                Director
---------------------------
Warren J. Zaccaro

/s/ Warren J. Zaccaro
---------------------------      Executive Vice President       April 27, 2009
Warren J. Zaccaro                and Chief Financial Officer
                                 (chief financial officer)

/s/ Warren J. Zaccaro
---------------------------      Executive Vice President       April 27, 2009
Warren J. Zaccaro                and Chief Financial Officer
                                 (chief accounting officer)

/s/ David J. LePlavy
---------------------------      Vice President, Treasurer      April 27, 2009
David J. LePlavy                 and Controller (treasurer)


/s/ Dwayne C. Radel
---------------------------      Attorney-in-Fact               April 27, 2009
Dwayne C. Radel



* Pursuant to power of attorney dated February 10, 2009, a copy of which is filed herewith.

                                  EXHIBIT INDEX



Exhibit Number      Description of Exhibit
--------------      ----------------------

26(a)               Resolution of the Board of Trustees of The Minnesota Mutual
                    Life Insurance Company dated August 8, 1994, filed on
                    March 3, 1997 as Exhibit A(1) to the Registrant's Form S-6,
                    File Number 33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

26(b)               Not Applicable.

26(c)(1)            The Amended and Restated Distribution Agreement between
                    Minnesota Life Insurance Company and Securian Financial
                    Services, Inc., filed on April 27, 2009, as Exhibit
                    24(c)(3) to Variable Annuity Account's Form N-4, File
                    Number 2-97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.

26(c)(2)            Agent Sales Agreement, filed on March 3, 1997 as
                    Exhibit A(3)(b) to the Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

26(d)(1)            Group Variable Universal Life Policy, form MHC-94-18660 Rev.
                    5-2001, filed on April 24, 2002 as Exhibit A(5)(a) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(d)(2)            Group Variable Universal Life Policy Certificate, Level
                    Death Benefit, form MHC-94-18661 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(b) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(3)            Group Variable Universal Life Policy Certificate, Variable
                    Death Benefit, form MHC-94-18662 Rev. 5-2001.

26(d)(4)            Special Rider for use with Group Policy, form MHC-94-18672
                    Rev. 1-95, filed on March 4, 1999 as Exhibit A(5)(d) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 4, is hereby incorporated by reference.

26(d)(5)            Spouse Coverage for use with Group Policy Certificate, Level
                    Death Benefit, form MHC-94-18670 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(e) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(6)            Spouse Coverage for use with Group Policy Certificate,
                    Variable Death Benefit, form MHC-94-18671 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(f) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(7)            Waiver Agreement, Certificate Supplement, for use with Group
                    Policy, form MHC-94-18676 filed on March 4, 1999 as
                    Exhibit A(5)(g) to


Exhibit Number      Description of Exhibit
--------------      ----------------------

                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 4, is hereby incorporated by reference.

26(d)(8)            Children's Rider, Certificate Supplement, for use with Group
                    Policy, form MHC-94-18679 filed on March 4, 1999 as
                    Exhibit A(5)(h)to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(d)(9)            Accidental Death and Dismemberment Rider, Certificate
                    Supplement, for use with Group Policy, form MHC-94-18680 filed on March 4, 1999 as Exhibit A(5)(i) to Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 4, is hereby incorporated by reference.

26(d)(10)           Accelerated Benefits Agreement, for use with Group Policy, form MHC-94-18677 filed on March 13, 2000 as Exhibit A(5)(j)
                    to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 6, is hereby incorporated by reference.

26(d)(11)           Accelerated Benefits, Certificate Supplement, for use with
                    Group Policy, form MHC-94-18678 filed on March 13, 2000 as
                    Exhibit A(5)(k) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 6, is hereby
                    incorporated by reference.

26(d)(12)           Policy Rider - Children's Benefit, for use with Group
                    Policy, form MHC-94-18681 filed on March 4, 1999 as
                    Exhibit A(5)(l) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(13)           Policy Rider - Accidental Death and Dismemberment, for use
                    with Group Policy, form MHC-94-18682 filed on March 4, 1999 as Exhibit A(5)(m) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(14)           Policy Rider - Waiver of Premium, for use with Group Policy, form MHC-94-18683 filed on March 13, 2000 as Exhibit A(5)(n)
                    to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 6, is hereby incorporated by reference.

26(d)(15)           Individual Variable Universal Life Policy, Level Death
                    Benefit, form MHC-94-18665 Rev. 5-2001, filed on April 24,
                    2002 as Exhibit A(5)(o) to the Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 9, is
                    hereby incorporated by reference.

26(d)(16)           Individual Variable Universal Life Policy, Variable Death
                    Benefit, form MHC-94-18673 Rev. 5-2001, filed on April 24,
                    2002 as Exhibit A(5)(p) to the Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 9, is
                    hereby incorporated by reference.

26(d)(17)           Individual Policy Rider - Accelerated Benefits Agreement,
                    for use with the Individual Policy, form MHC-94-18686 filed on March 4, 1999 as Exhibit A(5)(q) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    4, is hereby incorporated by reference.

26(d)(18)           Individual Policy Rider - Accidental Death and Dismemberment
                    Benefit, for use with the Individual Policy, form
                    MHC-94-18687 filed on March 4, 1999 as Exhibit A(5)(r) to
                    Registrant's Form S-6, File



Exhibit Number      Description of Exhibit
--------------      ----------------------

                    Number 33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(d)(19)           Individual Policy Rider - Waiver Agreement, for use with the
                    Individual Policy, form MHC-94-18688 filed on March 4, 1999 as Exhibit A(5)(s) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(20)           Individual Policy Rider - Children's Benefit, for use with the Individual Policy, form MHC-94-18689 filed on March 4,
                    1999 as Exhibit A(5)(t) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 4, is
                    hereby incorporated by reference.

26(d)(21)           Policyholder Contribution Rider, for use with the Group
                    Policy, form MHC-96-18701 filed on March 4, 1999 as
                    Exhibit A(5)(u) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(22)           Policyholder Contribution Certificate Supplement, for use
                    with the Group Policy, form MHC-96-18702 filed on March 4,
                    1999 as Exhibit A(5)(v) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 4, is
                    hereby incorporated by reference.

26(d)(23)           Spouse and Child Term Life Insurance Policy Rider, for use
                    with the Group Policy, form MHC-96-18703 filed on March 4,
                    1999 as Exhibit A(5)(w) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 4, is
                    hereby incorporated by reference.

26(d)(24)           Spouse and Child Term Life Insurance Certificate Supplement,
                    for use with the Group Policy, form MHC-96-18704 filed
                    on March 4, 1999 as Exhibit A(5)(x) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    4, is hereby incorporated by reference.

26(d)(25)           Group Variable Universal Life Guaranteed Account Amendment,
                    for use with the Group Policy, form 00-30133 filed
                    on February 27, 2001 as Exhibit A(5)(y) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    7, is hereby incorporated by reference.

26(d)(26)           Group Variable Universal Life Guaranteed Account
                    Endorsement, for use with the Group Policy, form 00-30134
                    filed on February 27, 2001 as Exhibit A(5)(z) to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 7, is hereby incorporated by reference.

26(d)(27)           Group Variable Universal Life Partial Surrender Amendment,
                    for use with the Group Policy, form 00-30158 filed on
                    February 27, 2001 as Exhibit A(5)(aa) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    7, is hereby incorporated by reference.

26(d)(28)           Group Variable Universal Life Partial Surrender Endorsement,
                    for use with the Group Policy, form 00-30159 filed on
                    February 27, 2001 as Exhibit A(5)(bb) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    7, is hereby incorporated by reference.



Exhibit Number      Description of Exhibit
--------------      ----------------------

26(d)(29)           Variable Universal Life Guaranteed Account Amendment, form
                    01-30390, filed on April 24, 2002 as Exhibit A(5)(cc) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(d)(30)           Variable Universal Life Partial Surrender Amendment, form
                    01-30391, filed on April 24, 2002 as Exhibit A(5)(dd) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(d)(31)           Spouse/Domestic Partner Coverage Rider, form 07-30969, filed on February 29, 2008 as Exhibit 26(d)(31) to the
                    Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 18, is hereby incorporated by reference.

26(d)(32)           Certificate of Insurance Spouse/Domestic Partner Coverage,
                    form 07-30970, filed on February 29, 2008 as Exhibit
                    26(d)(32) to the Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 18, is hereby
                    incorporated by reference.

26(d)(33)           Policy Rider Waiver Agreement, form 07-30971, filed on
                    February 29, 2008 as Exhibit 26(d)(33) to the Registrant's
                    Form N-6, File Number 33-85496, Post-Effective Amendment
                    Number 18, is hereby incorporated by reference.

26(d)(34)           Certificate Supplement - Waiver Agreement, form 07-30972,
                    filed on February 29, 2008 as Exhibit 26(d)(34) to the
                    Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 18, is hereby incorporated by reference.

26(d)(35)           Spouse and Child Term Life Insurance Policy Rider, form
                    07-30960, filed on February 29, 2008 as Exhibit 26(d)(35)
                    to the Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 18, is hereby incorporated by reference.

26(d)(36)           Spouse and Child Term Life Insurance Certificate Supplement,
                    form 07-30961, filed on February 29, 2008 as Exhibit
                    26(d)(36) to the Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 18, is hereby
                    incorporated by reference.

26(d)(37)           Policy Rider Accidental Death and Dismemberment Benefit,
                    form 07-30962, filed on February 29, 2008 as Exhibit
                    26(d)(37) to the Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 18, is hereby
                    incorporated by reference.

26(d)(38)           Certificate Supplement Accidental Death and Dismemberment
                    Benefit, form 07-30963, filed on February 29, 2008 as
                    Exhibit 26(d)(38) to the Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 18, is
                    hereby incorporated by reference.

26(d)(39)           Group Policy Amendment, form 08-31041.

26(d)(40)           Certificate Endorsement, form 08-31042.

26(d)(41)           2001 CSO Tables, form 08-31049.

26(d)(42)           Group Insurance Policy, form 08-31055.

26(d)(43)           Certificate of Insurance - Level Death Benefit, form 08-31056.

26(d)(44)           Certificate of Insurance - Variable Death Benefit, form 08-31057.

26(d)(45)           Certificate of Insurance [Spouse] Coverage - Level Death
                    Benefit, form 08-31058.

26(d)(46)           Certificate of Insurance [Spouse] Coverage - Variable Death
                    Benefit, form 08-31059.

26(d)(47)           Group Insurance Policy, form 08-31065.

26(d)(48)           Certificate of Insurance - Level Death Benefit, form 08-31066.

26(d)(49)           Certificate of Insurance - Variable Death Benefit, form 08-31067.

26(d)(50)           Certificate of Insurance [Spouse] Coverage - Level Death
                    Benefit, form 08-31068.

26(d)(51)           Certificate of Insurance [Spouse] Coverage - Variable Death
                    Benefit, form 08-31069.

26(d)(52)           Group Policy Amendment, form 08-31017.

26(d)(53)           Certificate Endorsement, form 08-31018.

26(d)(54)           Group Life Insurance Evidence of Insurability, form 03-30567.

26(e)(1)            Group Variable Universal Life Policy Application, form
                    MHC-94-18663 Rev. 2-96, filed on March 4, 1999 as
                    Exhibit A(10)(a)(i) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(e)(2) Group Variable Universal Life Policy, Individual Enrollment, form 00-30198, filed on February 27, 2001 as Exhibit
                    A(10)(a)(ii)to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 7, is hereby incorporated by reference.

26(e)(3)            Group Variable Universal Life Policy, Evidence of
                    Insurability form, form MHC-94-18669, filed on March 4, 1999 as Exhibit A(10)(a)(v) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(e)(4) Group Variable Universal Life Policy, Spouse Enrollment, form 00-30242, filed on February 27, 2001 as Exhibit
                    A(10)(a)(iv)to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 7, is hereby incorporated by reference.

26(e)(5) Variable Universal Life Employee Application, form 01-30392, filed on April 24, 2002 as Exhibit A(10)(a)(v)to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(e)(6) Variable Universal Life Spouse Application, form 01-30393, filed on April 24, 2002 as Exhibit A(10)(a)(vi)to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(e)(7)            Variable Group Universal Life Employee Application, form 08-31007.

26(e)(8)            Variable Group Universal Life Spouse Application, form 08-31008.

26(f)(1) Restated Certificate of Incorporation of the Depositor filed on March 4, 1999 as Exhibit A(6)(a) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    4, is hereby incorporated by reference.

26(f)(2)            Bylaws of the Depositor filed on November 23, 2004 as
                    Exhibit 26(f)(2) to Minnesota Life Variable Life Account's
                    Form N-6, File Number 333-120704, Initial Registration
                    Statement, is hereby incorporated by reference.

26(g)               Automatic Reinsurance Agreement between Minnesota Life
                    Insurance Company and Swiss Re Life & Health America Inc.
                    filed on September 9, 2003 as Exhibit 27(g) to Registrant's
                    Form N-6, File Number 33-85496, Post-Effective Amendment
                    Number 12, is hereby incorporated by reference.

26(h)(1)(i)         Participation Agreement among Advantus Series Fund, Inc.,
                    Advantus Capital Management, Inc. and Minnesota Life
                    Insurance Company, filed on September 7, 2007 as Exhibit
                    23(h)(3) to Advantus Series Fund, Inc.'s Form N-1A, File Number
                    2-96990, Post-Effective Amendment Number 35, is hereby
                    incorporated by reference.
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

Exhibit Number      Description of Exhibit
--------------      ----------------------
26(h)(1)(ii)        Shareholder Information Agreement between Advantus Series
                    Fund, Inc. and Minnesota Life Insurance Company, filed on
                    April 20, 2007 as Exhibit 26(h)(1)(iv) to Registrant's Form N-6,
                    File Number 33-85496. Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(2)(i)         Fund Participation Agreement between Janus Aspen Series,
                    Janus Distributors, Inc. and Minnesota Life Insurance
                    Company, filed on February 27, 2003 as Exhibit 27(h)(2)(i)
                    to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 10, is hereby incorporated by reference.

26(h)(2)(ii)        Addendum Dated May 1, 2000 to Fund Participation Agreement
                    between Janus Aspen Series, Janus Distributors, Inc. and
                    Minnesota Life Insurance Company, filed on February 27, 2003 as Exhibit 27(h)(2)(ii) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 10, is
                    hereby incorporated by reference.

26(h)(2)(iii)       Amendment to Fund Participation Agreement between Janus
                    Aspen Series, Janus Distributors, Inc. and Minnesota Life
                    Insurance Company, filed on February 27, 2003 as Exhibit
                    27(h)(2)(iii) to Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 10, is hereby
                    incorporated by reference.

26(h)(2)(iv)        Amendment Dated December 1, 2002 to Fund Participation
                    Agreement between Janus Aspen Series, Janus Distributors,
                    Inc. and Minnesota Life Insurance Company, filed on February
                    27, 2003 as Exhibit 27(h)(2)(iv) to Registrant's Form N-6,
                    File Number 33-85496, Post-Effective Amendment Number 10, is
                    hereby incorporated by reference.

26(h)(2)(v)         Amendment Dated March 1, 2004 to Fund Participation
                    Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, filed on April 22,
                    2005 as Exhibit 26(h)(2)(v) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 14, is
                    hereby incorporated by reference.

26(h)(2)(vi)        Amendment dated May 1, 2005 to the Fund Participation
                    Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, previously filed as
                    Exhibit 26(h)(2)(vi) to Minnesota Life Variable Life
                    Account's Form N-6, File Number 33-64395, Post-Effective
                    Amendment Number 13, on April 21, 2006, is hereby
                    incorporated by reference.


26(h)(2)(vii)       Amendment Number Two to the Fund Participation Agreement
                    between Janus Aspen Series, Janus Distributors LLC and
                    Minnesota Life Insurance Company, filed on December 20, 2006 as Exhibit 24(c)(d)(vi) to Variable Annuity Account's Form
                    N-4, File Number 333-136242, Pre-Effective Amendment Number
                    2, is hereby incorporated by reference.


26(h)(2)(viii)      Rule 22c-2 Shareholder Information Agreement between Janus
                    Capital Management, LLC, Janus Services LLC, Janus
                    Distributors LLC, Janus Aspen Series and Minnesota Life
                    Insurance Company, filed on April 20, 2007 as Exhibit
                    26(h)(2)(viii) to Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 17, is hereby
                    incorporated by reference.

26(h)(3)(i)         Amended and Restated Participation Agreement among Variable
                    Insurance Products Fund, Fidelity Distributors Corporation
                    and Minnesota Life Insurance Company, filed on April 20, 2007 as
                    Exhibit 26(h)(3) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(3)(ii)        First Amendement to Amended and Restated Participation
                    Agreement among Minnesota Life Insurance Company, Fidelity
                    Distributors Corporation, Variable Insurance Products Fund,
                    Variable Insurance Products Fund II, Variable Insurance Products
                    Fund III and Variable Insurance Products Fund IV, previously filed on December 14, 2007 as exhibit 26(h)(4)(ii) to Minnesota Life
                    Individual Variable Universal Life Account's Form N-6, File Number
                    333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

Exhibit Number      Description of Exhibit
--------------      ----------------------

26(h)(4)            Fund Shareholder Services Agreement between Minnesota Life
                    Insurance Company and Ascend Financial Services, Inc., filed on February 27, 2003 as Exhibit 27(h)(6) to
                    Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 10, is hereby incorporated by reference.

26(h)(5)(i)         Waddell & Reed Target Funds, Inc. Participation Agreement,
                    previously filed on February 19, 2004 as exhibit 27(h)(15)
                    to Minnesota Life Variable Life Account's Form N-6, File
                    Number 333-109853, Pre-Effective Amendment Number 1, is
                    hereby incorporated by reference.

26(h)(5)(ii)        Amendment Number One to the Target Funds Participation
                    Agreement among Minnesota Life Insurance Company, Waddell &
                    Reed, Inc. and W&R Target Funds, Inc., previously filed as
                    Exhibit 26(h)(15)(ii) to Minnesota Life Variable Life
                    Account's Form N-6, File Number 33-64395, Post-Effective
                    Amendment Number 13, on April 21, 2006, is hereby
                    incorporated by reference.

26(h)(5)(iii)       Shareholder Information Agreement among Ivy Funds
                    Distributor, Inc., Waddell & Reed, Inc. and Minnesota Life
                    Insurance Company, filed on April 20, 2007 as Exhibit
                    26(h)(5)(iii) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(5)(iv)        Second Amendment to the Target Funds Participation
                    Agreement among Minnesota Life Insurance Company,
                    Waddell & Reed, Inc. and W&R Target Funds, Inc., filed
                    on February 27, 2009 as Exhibit 24(c)(8)(n)(ii) to
                    Variable Annuity Account's Form N-4, File Number
                    333-136242, Post-Effective Amendment Number 6, is hereby
                    incorporated by reference.

26(h)(6)(i)         Participation Agreement between Lord Abbett Distributor
                    LLC and Minnesota Life Insurance Company filed on April 27,
                    2004 as Exhibit 27(h)(8) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 13, is
                    hereby incorporated by reference.

26(h)(6)(ii)        Rule 22c-2 Agreement between Lord Abbett Distributor LLC and
                    Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit
                    26(h)(6)(ii) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(7)(i)         Participation Agreement among Van Eck Worldwide Insurance
                    Trust, Van Eck Securities Corporation, Van Eck
                    Associations Corporation and Minnesota Life Insurance
                    Company, filed on February 29, 2008 as Exhibit 26(h)(7)(i)
                    to the Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 18, is hereby incorporated by reference.

26(h)(7)(ii)        Van Eck Shareholder Information Agreement between Minnesota
                    Life Insurance Company and Van Eck Securities Corporation, filed on April 20, 2007 as Exhibit 26(h)(7)(ii) to Registrant's Form
                    N-6, File Number 33-85496, Post-Effective Amendment Number 17,
                    is hereby incorporated by reference.

26(h)(8)(i)         Participation Agreement among BlackRock Variable Series Funds, Inc.,
                    BlackRock Distributors, Inc. and Minnesota Life Insurance Company, filed on April 28, 2008 as Exhibit 26(h)(8)(i) to Registrant's Form N-6,
                    File Number 33-85496, Post-Effective Amendment Number 19, is hereby incorporated by reference.

26(h)(8)(ii)        Shareholder Information Rule 22c-2 Agreement between BlackRock
                    Variable Series Funds, Inc. and BlackRock Series Fund, Inc. and
                    Minnesota Life Insurance Company, filed on April 28, 2008 as
                    Exhibit 26(h)(8)(ii) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 19, is hereby incorporated by reference.

26(i)(1)            Investment Accounting Agreement between Securian Financial
                    Group, Inc. and State Street Bank and Trust Company, previously filed on February 26, 2003 as Exhibit 24(c)8(q) to Variable Annuity Account's Form N-4, File Number
                    333-91784, Post-Effective Amendment Number 1, is hereby incorporated by reference.

26(i)(2)            Administration Agreement between Securian Financial Group,
                    Inc. and State Street Bank and Trust Company, previously filed on February 26, 2003 as Exhibit 24(c)8(r) to Variable
                    Annuity Account's Form N-4, File Number 333-91784,
                    Post-Effective Amendment Number 1, is hereby incorporated by reference.

26(j)               Not Applicable.

26(k)               Opinion and consent of Ted Schmelzle, Esq.

26(l)               Actuarial opinion of Brian C. Anderson, FSA.

26(m)               Calculations.

26(n)               Consent of KPMG LLP.

26(o)               Not Applicable.

26(p)               Not Applicable.

26(q)               Redeemability exemption, filed on April 20, 2007 as Exhibit
                    26(q) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(r)               Minnesota Life Insurance Company - Power of Attorney to Sign
                    Registration Statements.